As filed with the Securities and Exchange Commission on October 28, 2024

Securities Act File No. 333-70423

Investment Company Act of 1940 File No. 811-09195

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 71 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 73 ☒

SA Funds - Investment Trust

(Exact Name of Registrant as Specified in Charter)

8182 Maryland Avenue,

St. Louis, MO 63105

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 366-0905

Jeff Yorg, Esq.

Chief Compliance Officer

SA Funds – Investment Trust

8182 Maryland Avenue

St. Louis, MO 63105

(Name and Address of Agent for Service)

Copies to:

Brian F. Link, Esq. Managing Director and Managing Counsel State Street Bank and Trust Company State Street Financial Center One Congress Street Boston, Massachusetts 02111-2900	Mark D. Perlow, Esq. Counsel to the Trust Dechert LLP 45 Fremont Street 26th Floor San Francisco, California 94105

It is proposed that this filing will become effective: (check appropriate box)

☐ 60 days after filing pursuant to paragraph (a) (1) of Rule 485.	☐ On (date) pursuant to paragraph (a) (1) of Rule 485.
☐ 75 days after filing pursuant to paragraph (a) (2) of Rule 485.	☐ On (Date) pursuant to paragraph (a) (2) of Rule 485.
☐ Immediately upon filing pursuant to paragraph (b) of Rule 485.	☑ On October 28, 2024 pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

October 28, 2024

PORTFOLIOS OF INVESTMENTS

SA U.S. Fixed Income Fund (SAUFX)

SA Global Fixed Income Fund (SAXIX)

SA U.S. Core Market Fund (SAMKX)

SA U.S. Value Fund (SABTX)

SA U.S. Small Company Fund (SAUMX)

SA International Value Fund (SAHMX)

SA International Small Company Fund (SAISX)

SA Emerging Markets Value Fund (SAEMX)

SA Real Estate Securities Fund (SAREX)

Prospectus  |  1

Fund Summary

SA U.S. Fixed Income Fund

GOAL

The Fund’s goal is to maximize total return available from a universe of higher-quality fixed income investments maturing in one to ten years from the date of settlement.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.18%
Shareholder servicing fee	0.15%
Other expenses	0.09%
Total annual Fund operating expenses	0.42%
Fee waiver and/or expense reimbursement[1]	(0.02)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.40%
[1]	The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses so that the total annual fund operating expenses (excluding interest, taxes, brokerage commissions, redemption liquidity service expenses, acquired fund fees and expenses and extraordinary expenses) are limited to 0.40%. This expense limitation will remain in effect until October 28, 2025 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund.

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$41	$133	$233	$528

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 154% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by investing primarily in:

•	obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	dollar-denominated obligations of foreign issuers issued in the United States;
•	bank obligations, including those of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances;
•	corporate debt obligations;
•	commercial paper;
•	obligations of supranational organizations, such as the World Bank and the European Investment Bank; and
•	repurchase agreements.

Generally, the Fund acquires obligations that mature between one and ten years from the date of settlement. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities issued in the U.S.

During normal market conditions, the Fund will seek to maintain an average portfolio duration within minus half a year to plus one year (-0.5 to 1.0 years) of the average duration of the Morningstar® US 1-3 Year Government and Corporate Bond IndexSM. As of September 30, 2024, the average duration of the index was 1.76 years. Duration is

2 | Summary Prospectus

a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, if the Fund has an average duration of 5 years, the Fund’s net asset value is expected to drop by approximately 5% if interest rates were to increase by 1%.

The Fund generally invests in fixed income securities that are rated investment grade. The Fund considers fixed income securities to be investment grade if, at the time of investment, they are rated at least BBB- by S&P Global Ratings (“S&P”), Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or BBB- by Fitch Ratings Inc. (“Fitch”) or, if unrated, have been determined by Dimensional Fund Advisors LP (the “Sub-Adviser”) to be of comparable quality.

With respect to corporate debt securities (e.g., bonds and debentures), the Fund generally invests in investment grade securities that are issued by U.S. issuers and dollar-denominated obligations of foreign issuers issued in the U.S.

The Fund may invest in U.S. Treasury bonds, bills and notes and obligations of federal agencies or instrumentalities, including inflation-protected securities such as Treasury Inflation-Protected Securities (TIPS). Normally, the Fund may invest up to 20% of its net assets in TIPS. Some U.S. government obligations that the Fund may invest in, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, while others such as those of or guaranteed by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are not.

The Fund will invest more than 25% of its total assets in dollar-denominated obligations of U.S. banks and U.S. subsidiaries and branches of foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five consecutive days during which the New York Stock Exchange (“NYSE”) is open for trading. To determine that yields on dollar-denominated bank obligations are more attractive than yields on all other eligible portfolio investments of similar quality, the Sub-Adviser will examine the yield to maturity information for available fixed income securities of other industry sectors as compared to bank obligations after eliminating individual securities in each industry sector that would not be eligible for investment by the Fund. If the yield to maturity for eligible bank obligations is higher than that of eligible portfolio investments of similar quality of all other industry sectors, investments in bank obligations will be considered to have a yield that generally exceeds the yield on other eligible investments as a group. When investments in such bank obligations exceed 25% of the Fund’s total assets, the Fund’s investments will be concentrated in the banking industry.

The types of bank and bank holding company obligations in which the Fund may invest include, without limitation: dollar-denominated certificates of deposit, bankers’ acceptances, commercial paper, repurchase agreements and other debt obligations that mature between one and ten years of the date of settlement, provided such obligations meet the Fund’s established credit rating or other criteria. Commercial paper and certificates of deposit must, at the time of investment, be rated at least A-3 by S&P, P-3 by Moody’s or F3 by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least BBB- by S&P or Fitch or Baa3 by Moody’s.

All ratings described above apply at the time of investment.

PRINCIPAL INVESTMENT RISKS

The Fund’s share price and yield may change daily because of changes in interest rates and other market conditions and factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

• Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, pandemics or other national/international health and safety emergencies, war or other conflicts around the globe, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

• Interest Rate and Related Risks: Generally, when market interest rates rise, the value of debt securities declines, and vice versa. Investing in such securities means that the Fund’s net asset value will tend to decline if market interest rates rise. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. In addition, fluctuations in interest rates may adversely affect the liquidity of certain fixed-income securities held by the Fund.

• Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities is anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

• Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-

Summary Prospectus | 3

protected security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such an event, the Fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. To pay such distributions, the Fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital.

• Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by the Fund may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Also, inflation-protected securities, including those issued by the U.S. Treasury, are not protected against deflation. As a result, in a period of deflation, the inflation-protected securities held by the Fund may not pay any income and the Fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the Fund’s value. If interest rates rise due to reasons other than inflation, the Fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to the Fund at the time of such adjustments (which generally would be distributed by the Fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

• Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

• Income Risk: The Fund’s distributions of income to shareholders may decline when prevailing interest rates fall or if the Fund experiences defaults on debt securities it holds.

• Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing the Fund to reinvest in fixed income securities with lower interest rates than the original obligations.

• Investment Grade Securities Risk: Fixed income securities commonly are rated by national bond ratings agencies. Securities rated in the lower investment grade rating categories (e.g., BBB by S&P or Fitch or Baa by Moody’s) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

• U.S. Government Securities Risk: U.S. government guarantees on fixed income securities do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

• Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

• Banking Concentration Risk: To the extent the Fund invests more than 25% of its total assets in bank and bank holding company obligations, such banking industry investments would link the performance of the Fund to changes in the performance of the banking industry generally. Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates

4 | Summary Prospectus

can have a disproportionate effect on the banking industry; banks whose securities the Fund may purchase may themselves have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry.

• European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money.

• Foreign Government and Supranational Organization Obligations Risk: Investments in foreign government obligations are exposed to the direct or indirect consequences of political, social, and economic changes in various countries. There is generally limited legal recourse in the event of a default with respect to foreign government and supranational organization obligations.

• Foreign Securities Risk: U.S. dollar-denominated securities of foreign issuers or U.S. subsidiaries or branches of foreign banks involve risks in addition to those associated with comparable U.S. securities. These risks may include social, political or economic instability; nationalization or expropriation of assets; changes in tax policy; and less stringent accounting, auditing, financial reporting, and legal standards and practices.

• Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that the Fund holds illiquid investments, the Fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced during periods of market turmoil or economic uncertainty.

• Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes that result in events or circumstances that negatively impact the operations of the Fund and that may adversely impact Fund performance. Various operational events or circumstances are outside the Adviser’s and Sub-Adviser’s control, including instances at third parties. The Fund, the Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

• Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

• Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

• Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The table also includes the performance of an additional index with a similar investment universe as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Summary Prospectus | 5

Annual Total Returns (per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2024 was 2.31%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	12/31/2023	1.37%
Worst Quarter	03/31/2022	(3.69)%
Average Annual Total Returns (for periods ended December 31, 2023)	1 Year	5 Years	10 Years
Return Before Taxes	4.77%	0.18%	0.29%
Return After Taxes on Distributions	3.38%	-0.38%	-0.11%
Return After Taxes on Distributions and Sale of Fund Shares	2.81%	-0.10%	0.05%
Morningstar® US Core Bond IndexSM *	5.31%	1.04%	1.74%
Morningstar® US 1-3 Yr Composite Government and Corporate Bond IndexSM **	4.54%	1.48%	1.26%
*	Effective June 30, 2024, the Morningstar® US Core Bond IndexSM became the Fund’s broad-based securities market index (also referred to as the “Primary Benchmark”). The Morningstar® US Core Bond IndexSM serves as the Fund’s regulatory index and provides a broad measure of market performance. The Morningstar® US 1-3 Yr Composite Government and Corporate Bond IndexSM is the Fund’s additional index (also referred to as the “Secondary Benchmark”) and is more representative of the Fund’s investment universe than the regulatory index.
**	Prior to June 30, 2024, the Morningstar® US 1-3 Yr Composite Government and Corporate Bond IndexSM was the Fund’s broad-based securities market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

Buckingham Strategic Partners, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERs

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2001 and a portfolio manager of the Fund since 2012.

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 1989 and a portfolio manager of the Fund since its inception.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 39 of this Prospectus.

6 | Summary Prospectus

Fund Summary

SA Global Fixed Income Fund

GOAL

The Fund’s goal is to maximize total return available from a universe of higher-quality fixed income investments maturing in one to ten years from the date of settlement.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.28%
Shareholder servicing fee	0.15%
Other expenses	0.09%
Total annual Fund operating expenses	0.52%

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$53	$167	$291	$653

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 182% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its goal by investing primarily in:

•	obligations issued or guaranteed by the U.S. and foreign governments of developed countries or their agencies or instrumentalities;
•	obligations of supranational organizations, such as the World Bank and the European Investment Bank;
•	obligations of other U.S. and foreign issuers including:
•	corporate debt obligations;
•	commercial paper;
•	bank obligations; and
•	repurchase agreements.

The Fund primarily invests in fixed income securities that mature between one and ten years from the date of settlement. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities.

During normal market conditions, the fund will seek to maintain an average portfolio duration of minus half a year to plus one and one-half years (-0.5 to 1.5 years) of the average duration of the Morningstar® Global 1-5 Yr Treasury Bond Hedged IndexSM. As of September 30, 2024, the average duration of the index was 2.62 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, if the Fund has an average duration of 5 years, the Fund’s net asset value is expected to drop by approximately 5% if interest rates were to increase by 1%.

The Fund generally invests in fixed income securities that are rated investment grade. The Fund considers fixed income securities to be investment grade if, at the time of investment, they are rated at least BBB- by S&P Global Ratings (“S&P”), Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or BBB- by Fitch Ratings Inc. (“Fitch”) or, if unrated, have been determined by Dimensional Fund Advisors LP (the “Sub-Adviser”) to be of comparable quality.

The Fund may invest in U.S. Treasury bonds, bills and notes and obligations of federal agencies or instrumentalities, including inflation-protected securities such as Treasury Inflation-Protected Securities (TIPS). Normally, the Fund may invest up to 20% of its net assets in TIPS. Some U.S. government obligations that the Fund

Summary Prospectus | 7

may invest in, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, while others such as those of or guaranteed by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are not.

The Fund may also invest in fixed income securities, such as bills, notes, bonds and other debt securities, issued or guaranteed by foreign governments or their agencies or instrumentalities and may invest in debt securities of supranational organizations. With respect to corporate debt securities (e.g, bonds and debentures), the Fund generally invests in investment grade securities that are issued by U.S. and foreign issuers.

The types of bank and bank holding company obligations in which the Fund may invest include, without limitation: certificates of deposit (including marketable variable rate certificates of deposit), bankers’ acceptances, commercial paper, repurchase agreements and other debt obligations that mature between one and ten years of the date of settlement, provided such obligations meet the Fund’s established credit rating or other criteria. Commercial paper and certificates of deposit must, at the time of investment, be rated at least A-3 by S&P, P-3 by Moody’s or F3 by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least BBB- by S&P or Fitch or Baa3 by Moody’s.

All ratings described above apply at the time of investment.

These securities may be denominated in U.S. dollars as well as other currencies, including the Euro. The Fund invests in foreign issuers in countries with developed markets designated by the Investment Committee of the Sub-Adviser from time to time. The Fund is authorized to invest in foreign issuers in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Sweden, Switzerland and the United Kingdom. This list of authorized countries is subject to change. The Sub-Adviser will determine when and whether to invest in countries that have been authorized depending on a number of factors, such as asset availability in the Fund and characteristics of each country’s market. Under normal market conditions, the Fund will invest (1) at least 40% (and up to 100%) of its total assets in the securities of foreign issuers and (2) in issuers organized or having a majority of their assets in, or deriving a majority of their operating income from, or is a government, government agency, instrumentality or central bank of, at least three different countries, one of which may be the United States. The actual number of countries represented in the Fund’s portfolio may vary over time.

The Fund attempts to maximize its total return by allocating assets among countries depending on prevailing interest rates. For example, the Sub-Adviser may sell a security denominated in one currency and buy a security denominated in a different currency depending on market conditions.

The Fund may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.

The Fund may lend its portfolio securities to generate additional income.

PRINCIPAL INVESTMENT RISKS

The Fund’s share price and yield may change daily because of changes in interest rates and other market conditions and factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

• Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, pandemics or other national/international health and safety emergencies, war or other conflicts around the globe, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

• Interest Rate and Related Risks: Generally, when market interest rates rise, the value of debt securities declines, and vice versa. Investing in such securities means that the Fund’s net asset value will tend to decline if market interest rates rise. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. In addition, fluctuations in interest rates may adversely affect the liquidity of certain fixed-income securities held by the Fund.

• Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities is anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

• Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in the Fund’s gross income, even though

8 | Summary Prospectus

no cash attributable to such gross income has been received by the Fund. In such an event, the Fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. To pay such distributions, the Fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital.

• Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by the Fund may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Also, inflation-protected securities, including those issued by the U.S. Treasury, are not protected against deflation. As a result, in a period of deflation, the inflation-protected securities held by the Fund may not pay any income and the Fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the Fund’s value. If interest rates rise due to reasons other than inflation, the Fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to the Fund at the time of such adjustments (which generally would be distributed by the Fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

• Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

• Income Risk: The Fund’s distributions of income to shareholders may decline when prevailing interest rates fall or if the Fund experiences defaults on debt securities it holds.

• Call Risk: Call risk is the risk that during periods of falling interest rates, an issuer will call or repay a higher-yielding fixed income security before its maturity date, forcing the Fund to reinvest in fixed income securities with lower interest rates than the original obligations.

• Investment Grade Securities Risk: Fixed income securities commonly are rated by national bond ratings agencies. Securities rated in the lower investment grade rating categories (e.g., BBB by S&P or Fitch or Baa by Moody’s) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

• Foreign Securities and Currency Risk: Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; nationalization or expropriation of assets; currency controls or redenomination; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Values of securities denominated in foreign currencies also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies.

• Foreign Government and Supranational Organization Obligations Risk: Investments in foreign government obligations are exposed to the direct or indirect consequences of political, social, and economic changes in various countries. There is generally limited legal recourse in the event of a default with respect to foreign government and supranational organization obligations.

• Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

Summary Prospectus | 9

• Hedging Risk: Foreign currency forward contracts may be used to hedge foreign currency risk. Hedging tends to limit any potential gain that may be realized if the value of the Fund’s portfolio holdings increases because of currency fluctuations. In addition, hedging may increase the Fund’s expenses. There is also a risk that a foreign currency forward contract intended as a hedge may not perform as intended, in which case the Fund may not be able to minimize the effects of foreign currency fluctuations and may suffer a loss. For example, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the Fund between the date a foreign currency forward contract is entered into and the date it expires.

• Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

• European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money.

• U.S. Government Securities Risk: U.S. government guarantees on fixed income securities do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

• Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that the Fund holds illiquid investments, the Fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced during periods of market turmoil or economic uncertainty.

• Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes that result in events or circumstances that negatively impact the operations of the Fund and that may adversely impact Fund performance. Various operational events or circumstances are outside the Adviser’s and Sub-Adviser’s control, including instances at third parties. The Fund, the Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

• Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

• Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

• Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

10 | Summary Prospectus

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The table also includes the performance of an additional index with a similar investment universe as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns (per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2024 was 2.51%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	03/31/2016	1.52%
Worst Quarter	03/31/2022	(4.63)%
Average Annual Total Returns (for periods ended December 31, 2023)	1 Year	5 Years	10 Years
Return Before Taxes	4.55%	0.01%	0.50%
Return After Taxes on Distributions	4.55%	-0.68%	-0.10%
Return After Taxes on Distributions and Sale of Fund Shares	2.69%	-0.28%	0.13%
Morningstar® Global Core Bond Hedged IndexSM *	6.73%	0.98%	2.22%
Morningstar® Global 1-5 Yr Treasury Bond Hedged IndexSM **	5.33%	1.44%	1.51%
*	Effective June 30, 2024, the Morningstar® Global Core Bond Hedged IndexSM became the Fund’s broad-based securities market index (also referred to as the “Primary Benchmark”). The Morningstar® Global Core Bond Hedged IndexSM serves as the Fund’s regulatory index and provides a broad measure of market performance. The Morningstar® Global 1-5 Yr Treasury Bond Hedged IndexSM is the Fund’s additional index (also referred to as the “Secondary Benchmark”) and is more representative of the Fund’s investment universe than the regulatory index.
**	Prior to June 30, 2024, the Morningstar® Global 1-5 Yr Treasury Bond Hedged IndexSM was the Fund’s broad-based securities market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

Buckingham Strategic Partners, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERs

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

• Joseph F. Kolerich, Head of Fixed Income, Americas, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2001 and a portfolio manager of the Fund since 2012.

• David A. Plecha, Global Head of Fixed Income Portfolio Management, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 1989 and a portfolio manager of the Fund since its inception.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 39 of this Prospectus.

Summary Prospectus | 11

Fund Summary

SA U.S. Core Market Fund

GOAL

The Fund’s goal is to achieve long-term capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.43%
Shareholder servicing fee	0.15%
Other expenses	0.10%
Acquired fund fees and expenses	0.02%
Total annual Fund operating expenses	0.70%
Fee waiver and/or expense reimbursement[1]	(0.01)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.69%

[1]	The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses so that the total annual fund operating expenses (excluding interest, taxes, brokerage commissions, redemption liquidity service expenses, acquired fund fees and expenses and extraordinary expenses) are limited to 0.65%. This expense limitation will remain in effect until October 28, 2025 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund.

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$70	$223	$389	$870

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve the Fund’s investment objective, Dimensional Fund Advisors LP (the “Sub-Adviser”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund’s design emphasizes long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Fund is designed to purchase a broad and diverse group of readily marketable equity securities listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser. The Sub-Adviser limits the universe of eligible securities in which the Fund may invest to those of companies whose market capitalizations generally are either in the highest 96% of total market capitalization or companies whose market capitalizations are larger than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser’s market capitalization guidelines described above, based on market capitalization data as of August 31, 2024, the market capitalization of an eligible company would be approximately $4.5 billion or above. This dollar amount will vary due to market conditions. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities.

The Sub-Adviser uses a market capitalization weighted approach to weight the securities in the Fund’s portfolio. A company’s market capitalization is the number of its

12 | Summary Prospectus

shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Fund than companies with relatively lower market capitalizations. The Fund may emphasize certain stocks, including higher profitability stocks, as compared to their representation in the U.S. market. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Sub-Adviser uses for assessing profitability are subject to change from time to time.

The Sub-Adviser may also increase or reduce the Fund’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Sub-Adviser considers ratios such as recent changes in assets divided by total assets. The criteria the Sub-Adviser uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Sub-Adviser seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Fund may also invest up to 5% of its total assets (measured at the time of purchase) in the U.S. Micro Cap Portfolio, a portfolio of DFA Investment Dimensions Group Inc., a separate registered investment company. The Sub-Adviser is also the adviser of the U.S. Micro Cap Portfolio. The U.S. Micro Cap Portfolio generally will purchase a broad and diverse group of securities of micro cap companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser.

The Fund may lend its portfolio securities to generate additional income.

PRINCIPAL INVESTMENT RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

• Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, pandemics or other national/international health and safety emergencies, war or other conflicts around the globe, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

• Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

• Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile.

• Small Company Stock Risk: The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

• Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

• Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

• Information Technology Sector Risk: The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.

• Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in

Summary Prospectus | 13

communication, and failures in systems, technology, or processes that result in events or circumstances that negatively impact the operations of the Fund and that may adversely impact Fund performance. Various operational events or circumstances are outside the Adviser’s and Sub-Adviser’s control, including instances at third parties. The Fund, the Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

• Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

• Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

• Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

• Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies.

• Derivatives Risk:  Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives and other similar investments (referred to herein collectively as “derivatives”) may be considered to carry more risk than other types of investments. When the Fund uses derivatives, the Fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit, operational, legal, leverage and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns (per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2024 was 5.87%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	06/30/2020	20.65%
Worst Quarter	03/31/2020	(20.02)%
Average Annual Total Returns (for periods ended December 31, 2023)	1 Year	5 Years	10 Years
Return Before Taxes	25.80%	14.70%	11.08%
Return After Taxes on Distributions	25.55%	12.92%	9.75%
Return After Taxes on Distributions and Sale of Fund Shares	15.46%	11.53%	8.85%
Morningstar® US Market Extended IndexSM	26.23%	15.15%	11.51%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates

14 | Summary Prospectus

and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

Buckingham Strategic Partners, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.

• John A. Hertzer, CFA, Vice President and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2016 and a portfolio manager of the Fund since 2021.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2006 and a portfolio manager of the Fund since 2024.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 39 of this Prospectus.

Fund Summary

SA U.S. Value Fund

GOAL

The Fund’s goal is to achieve long-term capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Shareholder servicing fee	0.15%
Other expenses	0.09%
Total annual Fund operating expenses	0.74%

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$76	$237	$411	$918

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes

Summary Prospectus | 15

when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve the Fund’s investment objective, Dimensional Fund Advisors LP (the “Sub-Adviser”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund’s design emphasizes long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Fund is designed to purchase a broad and diverse group of readily marketable equity securities of large and mid cap U.S. companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser, that the Sub-Adviser believes are “value” stocks at the time of investment.

The Sub-Adviser generally considers large and mid cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser. Under the Sub-Adviser’s market capitalization guidelines described above, based on market capitalization data as of August 31, 2024, the market capitalization of an eligible company would be approximately $12.2 billion or above. This dollar amount will vary due to market conditions. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities.

The Sub-Adviser uses a market capitalization weighted approach to weight the securities in the Fund’s portfolio. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Fund than companies with relatively lower market capitalizations. The Sub-Adviser may overweight certain stocks, including smaller companies, lower relative price stocks and/or higher profitability stocks within the large-cap value and mid-cap value segments of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Sub-Adviser uses for assessing relative price and profitability are subject to change from time to time.

The Sub-Adviser may also increase or reduce the Fund’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Sub-Adviser seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Fund may lend its portfolio securities to generate additional income.

PRINCIPAL INVESTMENT RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

• Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, pandemics or other national/international health and safety emergencies, war or other conflicts around the globe, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

• Value Stock Risk: Value stocks may perform differently from the market as a whole, and following a value-oriented investment strategy may cause the Fund to, at times underperform equity funds that use other investment strategies.

• Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

• Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile.

• Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the

16 | Summary Prospectus

Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

• Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

• Financials Sector Risk: The performance of companies in the financials sector, as traditionally defined, may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund.

• Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes that result in events or circumstances that negatively impact the operations of the Fund and that may adversely impact Fund performance. Various operational events or circumstances are outside the Adviser’s and Sub-Adviser’s control, including instances at third parties. The Fund, the Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

• Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

• Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

• Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

• Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies.

• Derivatives Risk:  Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives and other similar investments (referred to herein collectively as “derivatives”) may be considered to carry more risk than other types of investments. When the Fund uses derivatives, the Fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit, operational, legal, leverage and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The table also includes the performance of an additional index with a similar investment universe as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Summary Prospectus | 17

Annual Total Returns (per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2024 was 6.36%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	12/31/2020	18.32%
Worst Quarter	03/31/2020	(31.76)%
Average Annual Total Returns (for periods ended December 31, 2023)	1 Year	5 Years	10 Years
Return Before Taxes	11.80%	10.20%	7.67%
Return After Taxes on Distributions	11.36%	9.18%	6.26%
Return After Taxes on Distributions and Sale of Fund Shares	7.30%	7.99%	5.88%
Morningstar® US Market Extended IndexSM *	26.23%	15.15%	11.51%
Morningstar® US Large-Mid Cap Broad Value IndexSM **	14.35%	12.73%	9.89%
*	Effective June 30, 2024, the Morningstar® US Market Extended IndexSM became the Fund’s broad-based securities market index (also referred to as the “Primary Benchmark”). The Morningstar® US Market Extended IndexSM serves as the Fund’s regulatory index and provides a broad measure of market performance. The Morningstar® US Large-Mid Cap Broad Value IndexSM is the Fund’s additional index (also referred to as the “Secondary Benchmark”) and is more representative of the Fund’s investment universe than the regulatory index.
**	Prior to June 30, 2024, the Morningstar® US Large-Mid Cap Broad Value IndexSM was the Fund’s broad-based securities market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

Buckingham Strategic Partners, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.

• John A. Hertzer, CFA, Vice President and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2016 and a portfolio manager of the Fund since 2021.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2006 and a portfolio manager of the Fund since 2024.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 39 of this Prospectus.

18 | Summary Prospectus

Fund Summary

SA U.S. Small Company Fund

GOAL

The Fund’s goal is to achieve long-term capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%
Shareholder servicing fee	0.15%
Other expenses	0.14%
Total annual Fund operating expenses	0.89%

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$91	$284	$493	$1,096

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve the Fund’s investment objective, Dimensional Fund Advisors LP (the “Sub-Adviser”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund’s design emphasizes long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Fund is designed to purchase a broad and diverse group of readily marketable equity securities of small cap companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser. The Sub-Adviser generally considers small cap companies to be companies whose market capitalizations are generally in the lowest 12.5% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser.  Under the Sub-Adviser’s market capitalization guidelines described above, based on market capitalization data as of August 31, 2024, the market capitalization of an eligible company would be approximately $17.5 billion or below. This dollar amount will vary due to market conditions. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in securities of U.S. small cap companies.

The Sub-Adviser uses a market capitalization weighted approach to weight the securities in the Fund’s portfolio. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent

Summary Prospectus | 19

a larger proportion of the Fund than companies with relatively lower market capitalizations. The Fund may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks, as compared to their representation in the small-cap segment of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Sub-Adviser may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Sub-Adviser uses for assessing relative price and profitability are subject to change from time to time.

The Sub-Adviser may also increase or reduce the Fund’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Sub-Adviser considers ratios such as recent changes in assets divided by total assets. The criteria the Sub-Adviser uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Sub-Adviser seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Fund may lend its portfolio securities to generate additional income.

PRINCIPAL INVESTMENT RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

• Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, pandemics or other national/international health and safety emergencies, war or other conflicts around the globe, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

• Value Stock Risk: Value stocks may perform differently from the market as a whole, and following a value-oriented investment strategy may cause the Fund to, at times underperform equity funds that use other investment strategies.

• Small Company Stock Risk: The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

• Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

• Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

• Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes that result in events or circumstances that negatively impact the operations of the Fund and that may adversely impact Fund performance. Various operational events or circumstances are outside the Adviser’s and Sub-Adviser’s control, including instances at third parties. The Fund, the Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

• Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

• Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore,

20 | Summary Prospectus

legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

• Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

• Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies.

• Derivatives Risk:  Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives and other similar investments (referred to herein collectively as “derivatives”) may be considered to carry more risk than other types of investments. When the Fund uses derivatives, the Fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit, operational, legal, leverage and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The table also includes the performance of an additional index with a similar investment universe as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns (per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2024 was 8.70%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	12/31/2020	26.52%
Worst Quarter	03/31/2020	(31.37)%
Average Annual Total Returns (for periods ended December 31, 2023)	1 Year	5 Years	10 Years
Return Before Taxes	17.24%	11.66%	7.40%
Return After Taxes on Distributions	16.25%	9.83%	5.80%
Return After Taxes on Distributions and Sale of Fund Shares	10.90%	9.17%	5.69%
Morningstar® US Market Extended IndexSM *	26.23%	15.15%	11.51%
Morningstar® US Small Cap Extended IndexSM **	19.42%	10.56%	7.35%
*	Effective June 30, 2024, the Morningstar® US Market Extended IndexSM became the Fund’s broad-based securities market index (also referred to as the “Primary Benchmark”). The Morningstar® US Market Extended IndexSM serves as the Fund’s regulatory index and provides a broad measure of market performance. The Morningstar® US Small Cap Extended IndexSM is the Fund’s additional index (also referred to as the “Secondary Benchmark”) and is more representative of the Fund’s investment universe than the regulatory index.
**	Prior to June 30, 2024, the Morningstar® US Small Cap Extended IndexSM was the Fund’s broad-based securities market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs

Summary Prospectus | 21

upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

Buckingham Strategic Partners, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2013 and a portfolio manager of the Fund since 2015.

• Marc C. Leblond, Vice President and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2017 and a portfolio manager of the Fund since 2020.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 39 of this Prospectus.

Fund Summary

SA International Value Fund

GOAL

The Fund’s goal is to achieve long-term capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.65%
Shareholder servicing fee	0.15%
Other expenses	0.11%
Total annual Fund operating expenses	0.91%
Fee waiver and/or expense reimbursement[1]	(0.01)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.90%
[1]	The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses so that the total annual fund operating expenses (excluding interest, taxes, brokerage commissions, redemption liquidity service expenses, acquired fund fees and expenses and extraordinary expenses) are limited to 0.90%. This expense limitation will remain in effect until October 28, 2025 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund.

22 | Summary Prospectus

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$92	$289	$503	$1,119

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve the Fund’s investment objective, Dimensional Fund Advisors LP (the “Sub-Adviser”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund’s design emphasizes long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Fund is designed to purchase securities of large non-U.S. companies in countries with developed markets that the Sub-Adviser determines to be value stocks.

The Sub-Adviser uses a market capitalization weighted approach to weight the securities in the Fund’s portfolio. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Fund than companies with relatively lower market capitalizations. The Sub-Adviser may overweight certain stocks, including smaller companies, lower relative price stocks and/or higher profitability stocks within the large-cap value segment of the developed non-U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Sub-Adviser uses for assessing relative price and profitability are subject to change from time to time.

The Fund invests in companies in countries with developed markets designated by the Investment Committee of the Sub-Adviser as approved markets from time to time. The Fund is authorized to invest in the stocks of large and mid cap companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This list of authorized countries is subject to change. Under normal market conditions, the Sub-Adviser intends to invest in at least three non-U.S. countries, based upon a company’s place of organization or the source of a majority of a company’s operating income.

The Fund intends to purchase securities of large companies associated with developed market countries that the Sub-Adviser has designated as approved markets. The Sub-Adviser determines the minimum market capitalization of a large company with respect to each country or region in which the Fund invests. Based on market capitalization data as of August 31, 2024, for the Fund, the market capitalization of a large company in any country or region in which the Fund invests would be approximately $1.2 billion or above. This threshold will change due to market conditions.

The Sub-Adviser may also increase or reduce the Fund’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Sub-Adviser seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Fund may lend its portfolio securities to generate additional income.

PRINCIPAL INVESTMENT RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

Summary Prospectus | 23

The principal risks that apply to the Fund are:

• Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, pandemics or other national/international health and safety emergencies, war or other conflicts around the globe, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

• Foreign Securities and Currency Risk: Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; nationalization or expropriation of assets; currency controls or redenomination; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Values of securities denominated in foreign currencies also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies.

• European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money.

• Financials Sector Risk: The performance of companies in the financials sector, as traditionally defined, may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund.

• Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

• Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile.

• Value Stock Risk: Value stocks may perform differently from the market as a whole, and following a value-oriented investment strategy may cause the Fund to, at times, underperform equity funds that use other investment strategies.

• Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

• Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

• Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes that result in events or circumstances that negatively impact the operations of the Fund and that may adversely impact Fund performance. Various operational events or circumstances are outside the Adviser’s and Sub-Adviser’s control, including instances at third parties. The Fund, the Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

• Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

24 | Summary Prospectus

• Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

• Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

• Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies.

• Derivatives Risk:  Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives and other similar investments (referred to herein collectively as “derivatives”) may be considered to carry more risk than other types of investments. When the Fund uses derivatives, the Fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit, operational, legal, leverage and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The table also includes the performance of an additional index with a similar investment universe as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns (per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2024 was 6.33%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	12/31/2020	21.91%
Worst Quarter	03/31/2020	(30.90)%
Average Annual Total Returns (for periods ended December 31, 2023)	1 Year	5 Years	10 Years
Return Before Taxes	16.48%	8.06%	3.45%
Return After Taxes on Distributions	15.68%	7.37%	2.87%
Return After Taxes on Distributions and Sale of Fund Shares	10.55%	6.39%	2.72%
Morningstar® Developed Markets ex-US All Cap Target Market Exposure IndexSM *	17.20%	8.17%	4.30%
Morningstar® Developed Markets ex-US Value Target Market Exposure IndexSM **	18.60%	7.88%	3.64%
*	Effective June 30, 2024, the Morningstar® Developed Markets ex-US All Cap Target Market Exposure IndexSM became the Fund’s broad-based securities market index (also referred to as the “Primary Benchmark”). The Morningstar® Developed Markets ex-US All Cap Target Market Exposure IndexSM serves as the Fund’s regulatory index and provides a broad measure of market performance. The Morningstar® Developed Markets ex-US Value Target Market Exposure IndexSM is the Fund’s additional index (also referred to as the “Secondary Benchmark”) and is more representative of the Fund’s investment universe than the regulatory index.
**	Prior to June 30, 2024, the Morningstar® Developed Markets ex-US Value Target Market Exposure IndexSM was the Fund’s broad-based securities market index.

Summary Prospectus | 25

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

Buckingham Strategic Partners, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERs

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2013 and a portfolio manager of the Fund since 2022.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 39 of this Prospectus.

Fund Summary

SA International Small Company Fund

GOAL

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by investing substantially all of its assets in the International Small Company Portfolio of DFA Investment Dimensions Group Inc. (the “DFA Portfolio”), a separate registered investment company with the same investment objective and investment policies as the Fund.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.25%
Shareholder servicing fee	0.15%
Other expenses	0.12%
Acquired fund fees and expenses	0.39%
Total annual Fund operating expenses	0.91%

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs

26 | Summary Prospectus

may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$93	$290	$504	$1,120

PORTFOLIO TURNOVER

A mutual fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when mutual fund shares are held in a taxable account. The Fund does not pay transaction costs when buying and selling shares of the DFA Portfolio and the DFA Portfolio does not pay transaction costs when buying and selling shares of the Underlying Funds (as defined below); however, each of the Underlying Funds pay transaction costs when buying and selling securities for its portfolio. The transaction costs incurred by the Underlying Funds, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Instead of buying securities directly, the Fund invests substantially all of its assets in the DFA Portfolio, which is managed by the Sub-Adviser and has the same investment objective and investment policies as the Fund. The DFA Portfolio seeks to provide investors with access to securities portfolios consisting of a broad range of equity securities of primarily small Japanese, United Kingdom, Continental European, Asia Pacific and Canadian companies. The DFA Portfolio invests substantially all of its assets in: The Japanese Small Company Series (the “Japanese Series”), The United Kingdom Small Company Series (the “United Kingdom Series”), The Continental Small Company Series (the “Continental Series”), The Asia Pacific Small Company Series (the “Asia Pacific Series”) and The Canadian Small Company Series (the “Canadian Series”) (each an “Underlying Fund” and together, the “Underlying Funds”), each of which is a series of The DFA Investment Trust Company. Periodically, Dimensional Fund Advisors LP (the “Sub-Adviser”) will review the allocations for the DFA Portfolio in each Underlying Fund and may adjust allocations to the Underlying Funds or may add or remove Underlying Funds in the DFA Portfolio without notice to shareholders.

To achieve the DFA Portfolio’s and the Underlying Funds’ investment objectives, the Sub-Adviser implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the DFA Portfolio’s and the Underlying Funds’ designs emphasize long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The DFA Portfolio is designed to provide investors with access to securities portfolios consisting of a broad range of equity securities of primarily small Canadian, Japanese, United Kingdom, Continental European and Asia Pacific companies. The DFA Portfolio also may have some exposure to small capitalization equity securities associated with other countries or regions. Each Underlying Fund invests in small companies using a market capitalization weighted approach in each country or region designated by the Sub-Adviser as an approved market for investment. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of an Underlying Fund than companies with relatively lower market capitalizations. The DFA Portfolio and Underlying Funds may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the countries and/or regions in which the DFA Portfolio and/or Underlying Funds are authorized to invest. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Sub-Adviser uses for assessing relative price and profitability are subject to change from time to time. As a non-fundamental policy, under normal circumstances, the Fund, through its investments in the DFA Portfolio and, indirectly, the Underlying Funds, will invest at least 80% of its net assets in securities of small companies.

The Sub-Adviser may also increase or reduce the DFA Portfolio’s and/or Underlying Funds’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Sub-Adviser considers ratios such as recent changes in assets divided by total assets. The criteria the Sub-Adviser uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Sub-Adviser seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

Summary Prospectus | 27

As of August 31, 2024, the DFA Portfolio invested its assets in the Underlying Funds within the following ranges (expressed as a percentage of the DFA Portfolio’s assets):

Underlying Fund	Investment Range
Japanese Series	10% - 40%
United Kingdom Series	5% - 30%
Continental Series	25% - 55%
Asia Pacific Series	5% - 25%
Canadian Series	5% - 20%

The allocation of the assets of the DFA Portfolio to be invested in the Underlying Funds will be determined by the Sub-Adviser on at least a semi-annual basis. The Underlying Funds invest primarily in countries that the Sub-Adviser views as developed market countries. Each Underlying Fund may lend its portfolio securities to generate additional income.

The DFA Portfolio and the Underlying Funds are advised by the Sub-Adviser. For as long as the Fund invests substantially all of its assets in the DFA Portfolio, the Sub-Adviser will not receive any sub-advisory fee from the Fund for its sub-advisory services. The Sub-Adviser receives an investment management fee from the DFA Portfolio for the services the Sub-Adviser provides to the DFA Portfolio. The Sub-Adviser also receives investment management fees for providing investment management services to the Underlying Funds. The Sub-Adviser has agreed to this fee arrangement in order to prevent duplication of advisory fees to the Sub-Adviser.

The Fund may withdraw its investment in the DFA Portfolio at any time if the Fund’s Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. If this happens, the Fund’s assets either will be invested in another mutual fund or will be invested directly according to the investment policies and restrictions described in this Prospectus.

PRINCIPAL INVESTMENT RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

• Fund of Funds Risk: The investment performance of the Fund is affected by the investment performance of the DFA Portfolio and, indirectly, the investment performance of the Underlying Funds. In addition, the Fund’s net asset value is subject to the fluctuations in the net asset value of the DFA Portfolio and, indirectly, the net asset values of the Underlying Funds. The ability of the Fund to achieve its investment objective depends: on the ability of the DFA Portfolio and the Underlying Funds to meet their investment objectives, on the Sub-Adviser’s decisions regarding the allocation of the DFA Portfolio’s assets among the Underlying Funds, and the Sub-Adviser’s selection of securities for the Underlying Funds. The extent to which the investment performance and risks associated with the Fund correlates to those of a particular Underlying Fund will depend upon the extent to which the DFA Portfolio’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. There can be no assurance that the investment objective of the Fund, the DFA Portfolio or any Underlying Fund will be achieved. Duplication of expenses is a risk when a fund invests in other investment companies. When the DFA Portfolio invests in Underlying Funds, investors are subject to their proportionate share of the expenses of these Underlying Funds in addition to the expenses of the DFA Portfolio and the Fund. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. As the DFA Portfolio’s allocation to the Underlying Funds changes from time to time, or to the extent that the expense ratios of the DFA Portfolio or the Underlying Funds change, the operating expenses of the DFA Fund and the Underlying Funds borne by the Fund may increase or decrease.

• Market Risk: The value of the securities in which the Underlying Funds invest may go up or down in response to the prospects of individual issuers, general economic or market conditions, pandemics or other national/international health and safety emergencies, war or other conflicts around the globe, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

• Value Stock Risk: Value stocks may perform differently from the market as a whole, and following a value-oriented investment strategy may cause the Fund to, at times, underperform equity funds that use other investment strategies.

• Small Company Stock Risk: The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

28 | Summary Prospectus

• Foreign Securities and Currency Risk: Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; nationalization or expropriation of assets; currency controls or redenomination; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Values of securities denominated in foreign currencies also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. The Underlying Funds do not hedge foreign currency risk.

• European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money.

• Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Underlying Fund shares (and, indirectly, the Fund shares) may fall. The value of the Underlying Fund shares (and, indirectly, the Fund shares) could also fall if a loan is called and the Underlying Fund is required to liquidate reinvested collateral at a loss or if the Underlying Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

• Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

• Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes that result in events or circumstances that negatively impact the operations of the Fund and that may adversely impact Fund performance. Various operational events or circumstances are outside the Adviser’s and Sub-Adviser’s control, including instances at third parties. The Fund, the Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

• Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

• Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

• Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

• Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies.

• Derivatives Risk:  Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives and other similar investments (referred to herein collectively as “derivatives”) may be considered to carry more risk than other types of investments. When the Fund uses derivatives, the Fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate,

Summary Prospectus | 29

market, credit, operational, legal, leverage and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The table also includes the performance of an additional index with a similar investment universe as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns (per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2024 was 8.88%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	06/30/2020	20.78%
Worst Quarter	03/31/2020	(30.29)%

Average Annual Total Returns (for periods ended December 31, 2023)	1 Year	5 Years	10 Years
Return Before Taxes	13.82%	7.28%	4.07%
Return After Taxes on Distributions	13.06%	6.27%	3.11%
Return After Taxes on Distributions and Sale of Fund Shares	8.92%	5.77%	3.17%
Morningstar® Developed Markets ex-US All Cap Target Market Exposure IndexSM *	17.20%	8.17%	4.30%
Morningstar® Developed Markets ex-US Small-Cap Target Market Exposure IndexSM	13.15%	5.81%	3.94%
Morningstar® Global Markets ex-US Small-Mid Cap IndexSM **	15.49%	6.50%	4.02%
*	Effective June 30, 2024, the Morningstar® Developed Markets ex-US All Cap Target Market Exposure IndexSM became the Fund’s broad-based securities market index (also referred to as the “Primary Benchmark”). The Morningstar® Developed Markets ex-US All Cap Target Market Exposure IndexSM serves as the Fund’s regulatory index and provides a broad measure of market performance. The Morningstar® Developed Markets ex-US Small-Cap Target Market Exposure IndexSM is the Fund’s additional index (also referred to as the “Secondary Benchmark”) and is more representative of the Fund’s investment universe than the regulatory index.
**	Prior to June 30, 2024, the Morningstar® Global Markets ex-US Small-Mid Cap Index was the Fund’s index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

30 | Summary Prospectus

INVESTMENT ADVISER

Buckingham Strategic Partners, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERs

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.

• Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2013 and a portfolio manager of the Fund since 2022.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 39 of this Prospectus.

Fund Summary

SA Emerging Markets Value Fund

GOAL

The Fund’s goal is to achieve long-term capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.81%
Shareholder servicing fee	0.15%
Other expenses	0.38%
Total annual Fund operating expenses	1.34%
Fee waiver and/or expense reimbursement[1]	(0.30)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.04%
[1]	The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses so that the total annual fund operating expenses (excluding interest, taxes, brokerage commissions, redemption liquidity service expenses, acquired fund fees and expenses and extraordinary expenses) are limited to 1.04%. This expense limitation will remain in effect until October 28, 2025 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund.

Summary Prospectus | 31

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$106	$395	$705	$1,586

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve the Fund’s investment objective, Dimensional Fund Advisors LP (the “Sub-Adviser”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund’s design emphasizes long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Fund is designed to purchase a broad and diverse group of equity securities of companies in emerging markets, which may include frontier markets (i.e., emerging market countries in an earlier stage of development). The Fund intends to purchase securities of companies with small, medium and large market capitalizations in their respective markets that the Sub-Adviser considers to be “value” stocks at the time of investment.

The Fund may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the value segments of the approved markets in which the Fund is authorized to invest. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Sub-Adviser uses for assessing relative price and profitability are subject to change from time to time.

The Fund seeks to achieve its goal by investing in companies in countries designated by the Investment Committee of the Sub-Adviser from time to time as approved markets. The Fund is authorized to invest in the following approved markets: Brazil, Chile, China (including China-A shares which are equity securities of companies listed in China, accessible through the Stock Connect program that connects mainland China markets with the Hong Kong Stock Exchange), Colombia, the Czech Republic, Greece, Hungary, India, Indonesia, Malaysia, Mexico, the Philippines, Poland, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey, and the United Arab Emirates. The Sub-Adviser may authorize other countries for investment in the future in addition to the approved markets listed above. In addition, the Fund may also continue to hold securities associated with countries that are not listed above as approved markets but had been authorized for investment in the past and may reinvest distributions received in connection with such existing investments in such previously approved countries. As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets in emerging markets investments that are approved market securities.

The Fund’s definition of what constitutes a small, medium and large company varies across countries and is based primarily on market capitalization. In each approved market, the companies listed on selected exchanges are ranked based upon their market capitalizations. The minimum market capitalization of any company eligible for purchase is generally $250 million. This threshold will vary with market conditions.

The Sub-Adviser may also increase or reduce the Fund’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Sub-Adviser considers ratios such as recent changes in assets divided by total assets. The criteria the Sub-Adviser uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Sub-Adviser seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Fund may lend its portfolio securities to generate additional income.

32 | Summary Prospectus

PRINCIPAL INVESTMENT RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

• Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, pandemics or other national/international health and safety emergencies, war or other conflicts around the globe, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

• Emerging Markets Risk: Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets. Numerous emerging market countries have experienced serious, and frequently continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under emergency conditions. These risks may be magnified in countries that are frontier markets.

• Financials Sector Risk: The performance of companies in the financials sector, as traditionally defined, may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund.

• China Investments Risk: There are special risks associated with investments in China and Taiwan, which are considered emerging market countries by the Fund. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

A reduction in spending on Chinese products and services or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to the Fund. The Fund may also invest in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as variable interest entities (“VIEs”), that operate in sectors in which China restricts and/or prohibits foreign investments. The Chinese government’s acceptance of the VIE structure is evolving. It is uncertain whether Chinese officials and regulators will withdraw their acceptance of the structure or whether Chinese courts or arbitration bodies would decline to enforce the contractual rights of foreign investors, each of which would likely have significant, detrimental, and possibly permanent losses on the value of such investments.

• Indian Market and India Region Risk:  Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families) which may have weaker and less transparent corporate governance and increase risk of loss or unequal treatment for investors. In addition, the threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Summary Prospectus | 33

• Value Stock Risk: Value stocks may perform differently from the market as a whole, and following a value-oriented investment strategy may cause the Fund to, at times, underperform equity funds that use other investment strategies.

• Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

• Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile.

• Small Company Stock Risk: The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

• Foreign Securities and Currency Risk: Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; nationalization or expropriation of assets; currency controls or redenomination; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Values of securities denominated in foreign currencies also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies.

• Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

• Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

• Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes that result in events or circumstances that negatively impact the operations of the Fund and that may adversely impact Fund performance. Various operational events or circumstances are outside the Adviser’s and Sub-Adviser’s control, including instances at third parties. The Fund, the Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

• Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

• Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

• Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

34 | Summary Prospectus

• Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies.

• Derivatives Risk:  Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives and other similar investments (referred to herein collectively as “derivatives”) may be considered to carry more risk than other types of investments. When the Fund uses derivatives, the Fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit, operational, legal, leverage and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The table also includes the performance of an additional index with a similar investment universe as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns (per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2024 was 6.44%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	12/31/2020	22.30%
Worst Quarter	03/31/2020	(32.75)%
Average Annual Total Returns (for periods ended December 31, 2023)	1 Year	5 Years	10 Years
Return Before Taxes	15.69%	4.26%	2.11%
Return After Taxes on Distributions	14.52%	3.61%	1.72%
Return After Taxes on Distributions and Sale of Fund Shares	9.98%	3.31%	1.71%
Morningstar® Emerging Markets All Cap Target Market Exposure IndexSM *	11.64%	4.92%	3.51%
Morningstar® Emerging Markets Value Target Market Exposure IndexSM **	14.45%	5.20%	3.48%
*	Effective June 30, 2024, the Morningstar® Emerging Markets All Cap Target Market Exposure IndexSM became the Fund’s broad-based securities market index (also referred to as the “Primary Benchmark”). The Morningstar® Emerging Markets All Cap Target Market Exposure IndexSM serves as the Fund’s regulatory index and provides a broad measure of market performance. The Morningstar® Emerging Markets Value Target Market Exposure IndexSM is the Fund’s additional index (also referred to as the “Secondary Benchmark”) and is more representative of the Fund’s investment universe than the regulatory index.
**	Prior to June 30, 2024, the Morningstar® Emerging Markets Value Target Market Exposure IndexSM was the Fund’s broad-based securities market index.

Summary Prospectus | 35

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

Buckingham Strategic Partners, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERs

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.

• Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2014 and a portfolio manager of the Fund since 2024.

• Ethan Wren, Vice President and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2018 and a portfolio manager of the Fund since 2020.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 39 of this Prospectus.

Fund Summary

SA Real Estate Securities Fund

GOAL

The Fund’s goal is to achieve long-term capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45%
Shareholder servicing fee	0.15%
Other expenses	0.26%
Total annual Fund operating expenses	0.86%
Fee waiver and/or expense reimbursement[1]	(0.10)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.76%
[1]	The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses so that the total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, redemption liquidity service expenses, acquired fund fees and expenses and extraordinary expenses) are limited to 0.75%. This expense limitation will remain in effect until October 28, 2025 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund.

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated

36 | Summary Prospectus

and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$78	$264	$467	$1,052

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve the Fund’s investment objective, Dimensional Fund Advisors LP (the “Sub-Adviser”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. The Fund is designed to purchase readily marketable equity securities of companies whose principal activities include ownership, management, development, construction or sale of residential, commercial or industrial real estate. The Fund will principally invest in equity securities of companies in certain real estate investment trusts (“REITs”) and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property. The Fund generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction or sale of residential, commercial, industrial or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial or other real estate; or (iii) is organized as a REIT or REIT-like entity. REIT or REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.

The Fund will make equity investments in securities listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser, using a market capitalization weighted approach. The Fund invests in companies of all sizes. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Fund than companies with relatively lower market capitalizations. The Sub-Adviser may adjust the representation in the Fund of an eligible company, or exclude a company, after considering such factors as free float, trading strategies, liquidity, price momentum, short-run reversals, and other factors that the Sub-Adviser determines to be appropriate.

The Fund will purchase shares of REITs. A REIT is not subject to federal income tax on net income and gains it distributes to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gain) for each taxable year. As a non-fundamental policy, under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of companies in the real estate industry.

The Fund may lend its portfolio securities to generate additional income.

PRINCIPAL INVESTMENT RISKS

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

• Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, pandemics or other national/international health and safety emergencies, war or other conflicts around the globe, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

• Risk of Concentrating in the Real Estate Industry: The Fund’s exclusive focus on the real estate industry will subject the Fund to the general risks of direct real estate ownership. The Fund’s performance may be materially different from the broad U.S. equity market.

• Real Estate and REIT Investment Risk: The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, defaults

Summary Prospectus | 37

by borrowers and self-liquidation. REITs also are subject to the possibility of failing to qualify for federally tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. The Fund will indirectly bear a portion of the expenses, including management and administration expenses, paid by each REIT in which it invests, in addition to the expenses of the Fund.

• Interest Rate Risk: Changes in prevailing interest rates affect not only the value of REIT shares but may also impact the market value of the REIT’s investment real estate.

• Cyclical Market Risk: The real estate industry tends to be cyclical with periods of relative under-performance and out-performance in comparison to the broad U.S. equity market. Such cycles may adversely affect the value of the Fund’s portfolio.

• Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

• Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes that result in events or circumstances that negatively impact the operations of the Fund and that may adversely impact Fund performance. Various operational events or circumstances are outside the Adviser’s and Sub-Adviser’s control, including instances at third parties. The Fund, the Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

• Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

• Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

• Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

• Derivatives Risk:  Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives and other similar investments (referred to herein collectively as “derivatives”) may be considered to carry more risk than other types of investments. When the Fund uses derivatives, the Fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit, operational, legal, leverage and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The table also includes the performance of an additional index with a similar investment universe as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

38 | Summary Prospectus

Annual Total Returns (per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2024 was 16.31%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	12/31/2023	17.76%
Worst Quarter	03/31/2020	(23.22)%
Average Annual Total Returns (for periods ended December 31, 2023)	1 Year	5 Years	10 Years
Return Before Taxes	10.57%	6.67%	7.05%
Return After Taxes on Distributions	9.50%	5.16%	5.70%
Return After Taxes on Distributions and Sale of Fund Shares	6.53%	5.02%	5.29%
Morningstar® US Market Extended IndexSM *	26.23%	15.15%	11.51%
Morningstar® US REIT IndexSM **	11.33%	7.55%	7.82%
*	Effective June 30, 2024, the Morningstar® US Market Extended IndexSM became the Fund’s broad-based securities market index (also referred to as the “Primary Benchmark”). The Morningstar® US Market Extended IndexSM serves as the Fund’s regulatory index and provides a broad measure of market performance. The Morningstar® US REIT IndexSM is the Fund’s additional index (also referred to as the “Secondary Benchmark”) and is more representative of the Fund’s investment universe than the regulatory index.
**	Prior to June 30, 2024, the Morningstar® US REIT IndexSM was the Fund’s broad-based securities market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

Buckingham Strategic Partners, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

• Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.

• John A. Hertzer, CFA, Vice President and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2016 and a portfolio manager of the Fund since 2021.

• Allen Pu, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2006 and a portfolio manager of the Fund since 2024.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 39 of this Prospectus.

Summary Prospectus | 39

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries

Buying and Selling Fund Shares

Shares of each Fund are available through certain investment providers such as investment advisors, brokerage firms and retirement programs. Although no individual Fund has an initial or subsequent investment minimum, there may be a minimum investment requirement across the SA Funds. You may buy or sell shares of the SA Funds on any day that the NYSE is open. Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, a sale or exchange of Fund shares of a Fund generally will be a taxable event which will generate a capital gain or loss, and special rules may apply when determining gain or loss. See “Distributions and Taxes – Taxes on Distributions” in this prospectus, and “Taxes – Taxation on Disposition of Shares” in the Statement of Additional Information. Please contact any authorized investment provider to buy or sell shares of the SA Funds.

Tax information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent a Fund makes actual or deemed distributions to you of ordinary income, net capital gains or a combination of the two. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

Payments to Investment Providers and Other Financial Intermediaries

When you purchase shares of a Fund through investment providers, such as investment advisors, brokerage firms and retirement programs, or other financial intermediaries, the Adviser or its affiliates may pay the investment provider or other financial intermediary to support the sale of Fund shares and for related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit your investment provider’s website for more information.

40 |	http://sa-funds.com

Asset Allocation and Investment Philosophy

SA Funds – Investment Trust (the “Trust”) is a mutual fund family that offers 10 separate investment funds (each a “Fund”). Each Fund has its own distinct risk and reward characteristics and investment objective, policies and strategies.

Fixed Income Funds:

SA U.S. Fixed Income Fund

SA Global Fixed Income Fund (each a “Fixed Income Fund” and, together, the “Fixed Income Funds”)

Equity Funds:

SA U.S. Core Market Fund

SA U.S. Value Fund

SA U.S. Small Company Fund

SA International Value Fund

SA International Small Company Fund

SA Emerging Markets Value Fund

SA Real Estate Securities Fund (each an “Equity Fund” and, together, the “Equity Funds”)

Allocation Fund:

SA Worldwide Moderate Growth Fund

Shares of the Fixed Income Funds and the Equity Funds and shares of the SA Worldwide Moderate Growth Fund are offered in separate prospectuses. The Fixed Income Funds and the Equity Funds together are referred to in this Prospectus as the “SA Funds.”

The SA Funds are available for investment through Buckingham Strategic Partners, LLC’s (the “Adviser”) relationship with registered investment advisors across the United States and their investment advisor representatives (who may be affiliated with the Adviser), brokerage firms and retirement programs.

The Adviser provides investment management and practice management services to many of the investment advisors who offer and sell SA Funds shares to their clients. The Adviser offers portfolio and investment strategy tools to these advisors and their clients that are designed to allocate investments according to clients’ reported investment objectives, risk tolerance levels and investment horizons. For example, the Adviser provides these advisors with exclusive asset allocation and portfolio management programs (the “Structured Investing” programs). The Structured Investing programs are proprietary systems that may invest a part or all of an investment advisor’s client’s assets into a portfolio of the SA Funds (an “Investor Portfolio”). The Structured Investing programs’ allocation across multiple asset classes is a central theme of the Adviser’s investment philosophy. The degree to which an Investor Portfolio may be invested in the particular market segments and/or asset classes represented by the SA Funds varies, as does the investment risk/reward potential represented by each Fund. Some Funds may have more volatile returns than others. Because of the historically lower correlation among certain asset classes, an Investor Portfolio that represents a range of asset classes as part of a diversified asset allocation strategy is intended to reduce the portfolio’s overall level of volatility risk. The Adviser will periodically rebalance an Investor Portfolio within the designated asset allocation’s range. An investment advisor’s client does not pay a separate fee to the Adviser in connection with these services as they pertain to assets that are invested in the SA Funds. The Adviser is compensated by advisory and other fees paid by the SA Funds. Clients may be charged a fee for investments in securities and/or funds of unaffiliated issuers.

The Adviser also uses the same investment philosophy in creating and maintaining proprietary investment models for use by other investment providers for whom the Adviser does not provide investment management or practice management services.

Call toll-free 1.844.366.0905	Prospectus | 41

The Funds in Greater Detail

A statement of the investment objective and principal investment policies, strategies and risks of each Fund is set forth in the preceding “Fund Summaries.” To help you better understand the SA Funds, this section provides a detailed discussion of each Fund’s investment policies, strategies and associated risks. However, this Prospectus does not describe all of a Fund’s investment practices. Each Fund may also use strategies and invest in securities described in the Statement of Additional Information (“SAI”). Each Fund’s investment objective (goal) may be changed by the Trust’s Board of Trustees (the “Board of Trustees”) without shareholder approval.

Investment Terms Used in the Prospectus

Below are the definitions of some terms used to describe the investment strategies for certain Funds.

Free Float generally describes the number of publicly traded shares of a company.

Price Momentum generally describes the tendency for stocks that have outperformed their peers to continue outperforming, and the similar tendency for stocks that have underperformed their peers to continue underperforming.

Short-Run Reversals generally describes the tendency for stocks that have recently outperformed their peers to underperform in the short run, and the similar tendency for stocks that have recently underperformed their peers to outperform in the short run.

Trading Strategies generally refers to the ability to execute purchases and sales of stocks in a cost-effective manner.

Profitability generally measures a company’s profit in relation to its book value or assets.

Fixed Income Funds

SA U.S. Fixed Income Fund

Goal and Principal Investment Strategies

The Fund’s goal is to maximize total return available from a universe of higher-quality fixed income investments maturing in one to ten years from the date of settlement. The Fund pursues its goal by investing primarily in:

•	obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	dollar-denominated obligations of foreign issuers issued in the United States;
•	bank obligations, including those of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances;
•	corporate debt obligations;
•	commercial paper;
•	obligations of supranational organizations, such as the World Bank and the European Investment Bank; and
•	repurchase agreements.

Generally, the Fund acquires obligations that mature between one and ten years from the date of settlement. During normal market conditions, the Fund will seek to maintain an average portfolio duration within minus half a year to plus one year (-0.5 to 1.0 years) of the average duration of the Morningstar® US 1-3 Year Government and Corporate Bond IndexSM. As of September 30, 2024, the average duration of the index was 1.76 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, if the Fund has an average duration of 5 years, the Fund’s net asset value is expected to drop by approximately 5% if interest rates were to increase by 1%.

The Fund generally invests in fixed income securities that are rated investment grade. The Fund considers fixed income securities to be investment grade if, at the time of investment, they are rated at least BBB- by S&P, Baa3 by Moody’s, or BBB- by Fitch or, if unrated, have been determined by the Sub-Adviser to be of comparable quality. The average weighted length of maturity of the Fund’s investments will not exceed ten years.

With respect to corporate debt securities (e.g., bonds and debentures), the Fund generally invests in investment grade securities that are issued by U.S. issuers and dollar-denominated obligations of foreign issuers issued in the U.S.

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The Fund may invest in U.S. Treasury bonds, bills and notes and obligations of federal agencies or instrumentalities, including inflation-protected securities such as Treasury Inflation-Protected Securities (TIPS). Normally, the Fund may invest up to 20% of its net assets in TIPS. Some U.S. government obligations that the Fund may invest in, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, while others such as those of or guaranteed by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are not. Those U.S. government agency obligations that are not supported by the full faith and credit of the United States may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or in other cases only by the credit of the issuer. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

The Fund will invest more than 25% of its total assets in dollar-denominated obligations of U.S. banks and U.S. subsidiaries and branches of foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five consecutive days during which the New York Stock Exchange (“NYSE”) is open for trading. To determine that yields on dollar-denominated bank obligations are more attractive than yields on all other eligible portfolio investments of similar quality, the Sub-Adviser will examine the yield to maturity information for available fixed income securities of other industry sectors as compared to bank obligations after eliminating individual securities in each industry sector that would not be eligible for investment by the Fund. If the yield to maturity for eligible bank obligations is higher than that of eligible portfolio investments of similar quality of all other industry sectors, investments in bank obligations will be considered to have a yield that generally exceeds the yield on other eligible investments as a group. This policy can only be changed by a vote of shareholders. When investments in such bank obligations exceed 25% of the Fund’s total assets, the Fund will be considered to be concentrating its investments in the banking industry. Once the Fund concentrates its investments in the banking industry, it may remain concentrated in the banking industry until its new investments, pursuant to the normal course of executing its investment strategy, cause it to have less than 25% of its assets in obligations of U.S. banks and U.S. subsidiaries and branches of foreign banks and bank holding companies.

The types of bank and bank holding company obligations in which the Fund may invest include, without limitation: dollar-denominated certificates of deposit, bankers’ acceptances, commercial paper, repurchase agreements and other debt obligations that mature between one and ten years of the date of settlement, provided such obligations meet the Fund’s established credit rating or other criteria as stated under “The Funds in Greater Detail – Fixed Income Funds – Additional Information About the Fixed Income Funds – Description of Investments.”

The Fund may invest in other permitted securities and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail – Fixed Income Funds – Additional Information About the Fixed Income Funds – Additional Investment Strategies and Risks of the Fixed Income Funds.”

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

SA Global Fixed Income Fund

Goal and Principal Investment Strategies

The Fund’s goal is to maximize total return available from a universe of higher-quality fixed income investments maturing in one to ten years from the date of settlement. The Fund pursues its goal by investing primarily in:

•	obligations issued or guaranteed by the U.S. and foreign governments of developed countries or their agencies or instrumentalities;
•	obligations of supranational organizations, such as the World Bank and the European Investment Bank;
•	obligations of other U.S. and foreign issuers including:
•	corporate debt obligations;
•	commercial paper;
•	bank obligations; and
•	repurchase agreements.
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The Fund primarily invests in fixed income securities that mature between one and ten years from the date of settlement. During normal market conditions, the Fund will seek to maintain an average portfolio duration of minus half a year to plus one and one-half years (-0.5 to 1.5 years) of the average duration of the Morningstar® Global 1-5 Year Treasury Bond Hedged IndexSM. As of September 30, 2024, the average duration of the index was 2.62 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, if the Fund has an average duration of 5 years, the Fund’s net asset value is expected to drop by approximately 5% if interest rates were to increase by 1%.

The Fund generally invests in fixed income securities that are rated investment grade. The Fund considers fixed income securities to be investment grade if, at the time of investment, they are rated at least BBB- by S&P, Baa3 by Moody’s, or BBB- by Fitch or, if unrated, have been determined by the Sub-Adviser to be of comparable quality.

The Fund may invest in U.S. Treasury bonds, bills and notes and obligations of federal agencies or instrumentalities, including inflation-protected securities such as Treasury Inflation-Protected Securities (TIPS). Normally, the Fund may invest up to 20% of its net assets in TIPS. Some U.S. government obligations that the Fund may invest in, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, while others such as those of or guaranteed by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are not. Those U.S. government agency obligations that are not supported by the full faith and credit of the United States may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or in other cases only by the credit of the issuer.

The Fund may also invest in fixed income securities, such as bills, notes, bonds and other debt securities, issued or guaranteed by foreign governments or their agencies or instrumentalities and may invest in debt securities of supranational organizations, provided such obligations meet the Fund’s established credit rating or other criteria as stated under “The Funds in Greater Detail – Fixed Income Funds – Additional Information About the Fixed Income Funds – Description of Investments.”

With respect to corporate debt securities (e.g., bonds and debentures), the Fund generally invests in investment grade securities that are issued by U.S. and foreign issuers.

The types of bank and bank holding company obligations in which the Fund may invest include, without limitation: certificates of deposit (including marketable variable rate certificates of deposit), bankers’ acceptances, commercial paper, repurchase agreements and other debt obligations that mature between one and ten years of the date of settlement, provided such obligations meet the Fund’s established credit rating or other criteria as stated under “The Funds in Greater Detail – Fixed Income Funds – Additional Information About the Fixed Income Funds – Description of Investments.”

These securities may be denominated in U.S. dollars as well as other currencies, including the Euro. The Fund invests in foreign issuers in countries with developed markets designated by the Investment Committee of the Sub-Adviser from time to time. The Fund is authorized to invest in foreign issuers in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Sweden, Switzerland and the United Kingdom. The Investment Committee of the Sub-Adviser may authorize other countries for investment in the future in addition to the countries listed above. The Sub-Adviser will determine when and whether to invest in countries that have been authorized depending on a number of factors, such as asset availability in the Fund and characteristics of each country’s market. In addition, the Fund may continue to hold securities of developed market countries that are not listed above as authorized countries but had been authorized for investment in the past. Under normal market conditions, the Fund will invest (1) at least 40% (and up to 100%) of its total assets in the securities of foreign issuers and (2) in issuers organized or having a majority of their assets in, or deriving a majority of their operating income from, or is a government, government agency, instrumentality or central bank of, at least three different countries, one of which may be the United States. An issuer may be considered to be of a country if it is organized under the laws of, maintains its principal place of business in, has at least 50% of its assets, or derives at least 50% of its operating income in, or is a government, government agency, instrumentality or central bank of, that country. The actual number of countries represented in the Fund’s portfolio may vary over time.

The Fund attempts to maximize its total return by allocating assets among countries depending on prevailing interest rates. For example, the Sub-Adviser may sell a security denominated in one currency and buy a security denominated in a different currency depending on market conditions.

The Fund may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.

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The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in other permitted securities and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail – Fixed Income Funds – Additional Information About the Fixed Income Funds.”

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

Additional Information About the Fixed Income Funds

Description of Investments

The following investment terms are used to describe some of the securities in which the Fixed Income Funds may invest. All ratings described below apply at the time of investment.

U.S. Government Obligations – Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. government, including bills, notes and bonds. These securities may also be purchased on a “when-issued” basis. These securities may also include Treasury Inflation-Protected Securities (TIPS).

U.S. Government Agency Obligations – Debt securities issued or guaranteed by U.S. government-sponsored instrumentalities or federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies or instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Government National Mortgage Association (Ginnie Mae), including Ginnie Mae mortgage pass-through securities. Other securities issued by agencies and instrumentalities sponsored by the U.S. government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae), including their mortgage pass-through securities. These securities may also be purchased on a “when-issued” or “to-be-announced” basis, such as mortgage TBAs.

Corporate Debt Obligations – Investment grade corporate debt securities (e.g., bonds, debentures, and secured bonds, including covered bonds).

Commercial Paper – An unsecured promissory note with a fixed maturity generally from 1 to 364 days. Commercial paper must be rated at least A-3 by S&P, P-3 by Moody’s or F3 by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least BBB- by S&P or Fitch or Baa3 by Moody’s.

Bank Obligations – Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit), time deposits and bankers’ acceptances. Bank certificates of deposit must be rated at least A-3 by S&P, P-3 by Moody’s or F3 by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least BBB- by S&P or Fitch or Baa3 by Moody’s. Bank certificates of deposit will only be acquired from banks having assets in excess of $1 billion.

Supranational Organization Obligations – Debt securities of supranational organizations such as the European Investment Bank, the Inter-American Development Bank, or the World Bank, which are chartered to promote economic development. Typically, the governmental members, or “stockholders,” make initial capital contributions to the supranational organization and may be committed to make additional contributions if the supranational organization is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational organization will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational organization.

Repurchase Agreements – Instruments through which a Fund purchases securities (the “underlying securities”) from a bank, or a registered U.S. government securities dealer, or such other counterparties with creditworthiness and other characteristics deemed appropriate by the Sub-Adviser, with an agreement by the seller to repurchase the security at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government or agency obligations described above. A Fund will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 15% of the value of a Fund’s net assets would be so invested. In addition, a

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repurchase agreement with a duration of more than seven days may be subject to a Fund’s investment restriction on illiquid investments. A Fund will only invest in repurchase agreements with banks, U.S. government securities dealers and/or other counterparties, as described above, that are approved by the Investment Committee of the Sub-Adviser. The Sub-Adviser will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

Foreign Government or Agency Obligations – Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments or their authorities, agencies, instrumentalities or political subdivisions. Some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision, and some are not. Government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of a Fund to enforce its rights against the foreign government issuer. As with other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Money Market Funds – Money market funds that may be registered, unregistered, affiliated or unaffiliated. Each Fixed Income Fund may invest in money market funds pending investment or for liquidity purposes. Investments in money market funds may involve a duplication of certain fees and expenses. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease.

The following investment terms are applicable only to SA Global Fixed Income Fund:

Eurodollar Obligations – Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

Foreign Currency Forward Contracts – Contracts that involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract.

The Fixed Income Funds’ investments may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the Secured Overnight Financing Rate (SOFR) or the U.S. Treasury bill rate.

All ratings described in this Prospectus apply at the time of investment.

Additional Investment Strategies and Risks of the Fixed Income Funds

Portfolio Turnover. Each Fixed Income Fund may engage in frequent trading of portfolio securities and, therefore, is expected to have a high portfolio turnover rate. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when the Sub-Adviser believes that portfolio changes are appropriate. While the Fixed Income Funds generally acquire securities in principal transactions and, therefore, do not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a “cost” of trading. Such costs ordinarily increase with trading activity. However, securities ordinarily will be sold when, in the Sub-Adviser’s judgment, the monthly return of a Fixed Income Fund will be increased as a result of portfolio transactions after taking into account the cost of trading. It is anticipated that short-term instruments will be acquired in the primary and secondary markets. A high portfolio turnover rate may have negative tax consequences to shareholders and may result in increased trading costs.

Securities Lending. The SA Global Fixed Income Fund may seek additional income by lending portfolio securities to institutions. By reinvesting any cash collateral the Fund receives in these transactions, it could realize additional income. If the borrower fails to return the securities or the invested collateral declines in value, the Fund could lose money.

Expected Credit and Expected Term Premiums. The Sub-Adviser will manage each Fixed Income Fund with a view toward capturing expected credit and expected term premiums. The term “expected credit premium” means the expected incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and the term “expected term premium” means the expected relative return on investment for holding securities having longer-term maturities as compared to securities having shorter-term maturities. In implementing this strategy, although the SA Global Fixed Income Fund may primarily invest in foreign obligations, the Fund may invest in U.S. obligations when the Sub-Adviser believes that foreign securities do not offer expected term premiums that compare favorably with those offered by U.S. securities. The holding period for assets of the Fixed Income Funds will be chosen with a view to maximizing anticipated returns, net of trading costs.

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Derivatives. The SA Global Fixed Income Fund may invest in foreign currency forward contracts, which are forms of derivatives. Each Fixed Income Fund may invest in futures and options, which are also forms of derivatives. A derivative is a financial contract the value of which is based on a security, a currency exchange rate or a market index. Derivatives and other similar investments (referred to herein collectively as “derivatives”) can be used for hedging (i.e., attempting to reduce risk by offsetting one investment position with another) or speculation (i.e., taking a position in the hope of increasing return). The Fixed Income Funds will not use derivatives for speculative purposes. The main risk with derivatives is that some types of derivatives can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fixed Income Funds.

Derivatives transactions also are subject to operational risk, including from documentation issues, settlement issues, system failures, inadequate controls, and human error; legal risk, including risk of insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract; and liquidity risk, including illiquidity of derivatives transactions and related margin and settlement payment obligations.

Derivative investments will, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Sub-Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by a Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which could result in lost opportunities for gain.

The SA Global Fixed Income Fund may, but is not required to, use foreign currency forward contracts. The Fund may enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. A foreign currency forward contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. These contracts are privately negotiated transactions and can have substantial price volatility. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations.

Each Fixed Income Fund may, but is not required to, use futures contracts and options on futures contracts, but only for the purposes of remaining fully invested and maintaining liquidity to pay redemptions. A futures contract obligates the holder to buy or sell an asset in the future at an agreed-upon price. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund’s portfolio securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements, which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates or other economic factors.

Equity Funds

About Tax-Efficient Management Techniques

The Sub-Adviser may use some or all of the following tax-efficient portfolio management techniques, with respect to the Equity Funds, in an attempt to minimize taxable distributions by those Funds, particularly distributions of net short-term capital gains (i.e., the excess of realized gains over losses on securities held for up to one year) and current income other than “qualified dividend income” (see “Distributions and Taxes – Taxes on Distributions”), which are taxed at a higher rate than distributions of net long-term capital gains (i.e., the excess of realized gains over losses on securities held for more than one year):

Delaying and reducing the realization of net capital gains (e.g., selling stocks with capital losses to offset gains, realized or anticipated when prudent to do so).

Considering the extent to which any realized net capital gains are long-term (i.e., taxable at lower capital gains tax rates).

Minimizing dividend income that is not “qualified dividend income.”

Limiting portfolio turnover, when prudent to do so.

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SA U.S. Core Market Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. To achieve the Fund’s investment objective, the Sub-Adviser implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund’s design emphasizes long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Fund is designed to purchase a broad and diverse group of readily marketable equity securities listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser. The Sub-Adviser uses a market capitalization weighted approach to weight the securities in the Fund’s portfolio. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Fund than companies with relatively lower market capitalizations. The Fund may emphasize certain stocks, including higher profitability stocks as compared to their representation in the U.S. market. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Sub-Adviser uses for assessing profitability are subject to change from time to time.

The Sub-Adviser limits the universe of eligible securities in which the Fund may invest to those of companies whose market capitalizations generally are either in the highest 96% of total market capitalization or companies whose market capitalizations are larger than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser’s market capitalization guidelines described above, based on market capitalization data as of August 31, 2024, the market capitalization of an eligible company would be approximately $4.5 billion or above. This dollar amount will vary due to market conditions.

The Sub-Adviser may also increase or reduce the Fund’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Sub-Adviser considers ratios such as recent changes in assets divided by total assets. The criteria the Sub-Adviser uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Sub-Adviser seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

The Fund may also invest up to 5% of its total assets in the U.S. Micro Cap Portfolio, a portfolio of DFA Investment Dimensions Group Inc., a separate registered investment company. The Sub-Adviser is also the adviser of the U.S. Micro Cap Portfolio. The U.S. Micro Cap Portfolio generally will purchase a broad and diverse group of securities of micro cap companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser. For purposes of the U.S. Micro Cap Portfolio, the Sub-Adviser considers micro cap companies to be companies whose market capitalizations are generally in the lowest 5% of total market capitalization or companies whose market capitalizations are smaller than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold.

The Sub-Adviser does not receive any sub-advisory fee from the Fund for its sub-advisory services with respect to Fund assets invested in the U.S. Micro Cap Portfolio. As the adviser of the U.S. Micro Cap Portfolio, the Sub-Adviser receives an advisory fee from the U.S. Micro Cap Portfolio. The Sub-Adviser has agreed to this fee arrangement in order to prevent duplication of advisory fees to the Sub-Adviser. The Fund will bear its proportionate share of the other expenses of the U.S. Micro Cap Portfolio.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also invest in exchange-traded funds (“ETFs”) for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail – Equity Funds – Additional Information About the Equity Funds – Description of Certain Investment Practices” and “– Description of Certain Security Types.”

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The Sub-Adviser may use a variety of tax-efficient portfolio management techniques, when consistent with the Fund’s strategies and operational needs, in an attempt to minimize adverse tax consequences to shareholders of the Fund. See “The Funds in Greater Detail – Equity Funds – About Tax-Efficient Management Techniques.”

Portfolio Construction

The Fund uses a market capitalization weighted approach. See “The Funds in Greater Detail – Equity Funds – Additional Information about the Equity Funds – Description of Certain Investment Practices – Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for more information on this approach.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

SA U.S. Value Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. To achieve the Fund’s investment objective, the Sub-Adviser implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund’s design emphasizes long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Fund is designed to purchase a broad and diverse group of readily marketable equity securities of large and mid cap U.S. companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser, that the Sub-Adviser believes are “value” stocks at the time of investment. The Sub-Adviser uses a market capitalization weighted approach to weight the securities in the Fund’s portfolio. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Fund than companies with relatively lower market capitalizations. The Sub-Adviser may overweight certain stocks, including smaller companies, lower relative price stocks and/or higher profitability stocks within the large-cap value and mid-cap value segments of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Sub-Adviser uses for assessing relative price and profitability are subject to change from time to time.

The Sub-Adviser generally considers large and mid cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser. Under the Sub-Adviser’s market capitalization guidelines described above, based on market capitalization data as of August 31, 2024, the market capitalization of an eligible company would be approximately $12.2 billion or above. This dollar amount will vary due to market conditions.

The Sub-Adviser may also increase or reduce the Fund’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Sub-Adviser seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also invest in ETFs for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity.

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The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail – Equity Funds – Additional Information About the Equity Funds – Description of Certain Investment Practices” and “– Description of Certain Security Types.”

The Sub-Adviser may use a variety of tax-efficient portfolio management techniques, when consistent with the Fund’s strategies and operational needs, in an attempt to minimize adverse tax consequences to shareholders of the Fund. See “The Funds in Greater Detail – Equity Funds – About Tax-Efficient Management Techniques.”

Portfolio Construction

The Fund uses a market capitalization weighted approach. See “The Funds in Greater Detail – Equity Funds – Additional Information about the Equity Funds – Description of Certain Investment Practices – Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for more information on this approach.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

SA U.S. Small Company Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. To achieve the Fund’s investment objective, the Sub-Adviser implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund’s design emphasizes long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Fund is designed to purchase a broad and diverse group of readily marketable equity securities of small cap companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser. The Sub-Adviser uses a market capitalization weighted approach to weight the securities in the Fund’s portfolio. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Fund than companies with relatively lower market capitalizations. The Fund may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the small-cap segment of the U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Sub-Adviser uses for assessing relative price and profitability are subject to change from time to time.

The Sub-Adviser generally considers small cap companies to be companies whose market capitalizations are generally in the lowest 12.5% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser.  Under the Sub-Adviser’s market capitalization guidelines described above, based on market capitalization data as of August 31, 2024, the market capitalization of an eligible company would be approximately $17.5 billion or below. This dollar amount will vary due to market conditions.

The Sub-Adviser may also increase or reduce the Fund’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Sub-Adviser considers ratios such as recent changes in assets divided by total assets. The criteria the Sub-Adviser uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Sub-Adviser seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

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The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in securities of U.S. small cap companies. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also invest in ETFs for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail – Equity Funds – Additional Information About the Equity Funds – Description of Certain Investment Practices” and “– Description of Certain Security Types.”

The Sub-Adviser may use a variety of tax-efficient portfolio management techniques, when consistent with the Fund’s strategies and operational needs, in an attempt to minimize adverse tax consequences to shareholders of the Fund. See “The Funds in Greater Detail – Equity Funds – About Tax-Efficient Management Techniques.”

Portfolio Construction

The Fund uses a market capitalization weighted approach. See “The Funds in Greater Detail – Equity Funds – Additional Information about the Equity Funds – Description of Certain Investment Practices – Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for more information on this approach.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

SA International Value Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. To achieve the Fund’s investment objective, the Sub-Adviser implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund’s design emphasizes long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Fund is designed to purchase securities of large non-U.S. companies in countries with developed markets that the Sub-Adviser determines to be value stocks. The Sub-Adviser uses a market capitalization weighted approach to weight the securities in the Fund’s portfolio. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Fund than companies with relatively lower market capitalizations. The Sub-Adviser may overweight certain stocks, including smaller companies, lower relative price stocks and/or higher profitability stocks within the large-cap value segment of the developed non-U.S. market. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Sub-Adviser uses for assessing relative price and profitability are subject to change from time to time.

The Fund invests in companies in countries with developed markets designated by the Investment Committee of the Sub-Adviser as approved markets from time to time (see “The Funds in Greater Detail – Equity Funds – Additional Information About the Equity Funds – Description of Certain Security Types – Approved Market Securities” for a definition of “Approved Market Securities”). The Fund is authorized to invest in the stocks of eligible companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund may gain exposure to companies associated with authorized countries by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Investment

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Committee of the Sub-Adviser may authorize other countries for investment in the future, in addition to the countries listed above. In addition, the Fund may continue to hold securities of countries that are not listed above as authorized countries but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously approved countries. Under normal market conditions, the Sub-Adviser intends to invest in at least three non-U.S. countries, based upon a company’s place of organization or the source of a majority of a company’s operating income.

The Sub-Adviser determines company size on a country- or region-specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the Sub-Adviser first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Sub-Adviser then determines the universe of eligible securities by defining the minimum market capitalization of large and mid-cap companies that may be purchased by the Fund with respect to each country or region. Based on market capitalization data as of August 31, 2024, the market capitalization of an eligible company in any country or region in which the Fund invests would be approximately $1.2 billion or above. This threshold will vary by country and region and will change due to market conditions.

The Sub-Adviser may also increase or reduce the Fund’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum and short-run reversals. In addition, the Sub-Adviser seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also invest in ETFs for the purpose of gaining exposure to the equity markets while maintaining liquidity. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail – Equity Funds – Additional Information About the Equity Funds – Description of Certain Investment Practices” and “– Description of Certain Security Types.”

The Sub-Adviser may use a variety of tax-efficient portfolio management techniques, when consistent with the Fund’s strategies and operational needs, in an attempt to minimize adverse tax consequences to shareholders of the Fund. See “The Funds in Greater Detail – Equity Funds – About Tax-Efficient Management Techniques.”

Portfolio Construction

The Fund intends to purchase securities within each authorized country or region using a market capitalization weighted approach. See “The Funds in Greater Detail – Equity Funds – Additional Information about the Equity Funds – Description of Certain Investment Practices – Market Capitalization Weighting and Deviation from Market Capitalization Weighting” and “The Funds in Greater Detail – Equity Funds – Additional Information about the Equity Funds – Description of Certain Security Types – Approved Market Securities” for more information on this approach.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

SA International Small Company Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. Instead of buying securities directly, the Fund invests substantially all of its assets in the DFA Portfolio, which is managed by the Sub-Adviser and has the same investment objective and investment policies as the Fund.

To achieve the DFA Portfolio’s and the Underlying Funds’ investment objectives, the Sub-Adviser implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the DFA Portfolio’s and the Underlying Funds’ designs emphasize long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

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The DFA Portfolio is designed to provide investors with access to securities portfolios consisting of a broad range of equity securities of primarily small Canadian, Japanese, United Kingdom, Continental European and Asia Pacific companies. The DFA Portfolio invests substantially all of its assets in the following Underlying Funds: the Japanese Series, the United Kingdom Series, the Continental Series, the Asia Pacific Series and the Canadian Series, each of which is a series of The DFA Investment Trust Company. Each Underlying Fund invests in small companies using a market capitalization weighted approach in each country or region designated by the Sub-Adviser as an approved market for investment. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of an Underlying Fund than companies with relatively lower market capitalizations. Periodically, the Sub-Adviser will review the allocations for the DFA Portfolio in each Underlying Fund and may adjust allocations to the Underlying Funds or may add or remove Underlying Funds in the DFA Portfolio without notice to shareholders. The DFA Portfolio also may have some exposure to small cap equity securities associated with other countries or regions.

The DFA Portfolio and Underlying Funds may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the countries and/or regions in which the DFA Portfolio and/or Underlying Funds are authorized to invest. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets.  The criteria the Sub-Adviser uses for assessing relative price and profitability are subject to change from time to time.

The Sub-Adviser may also increase or reduce the DFA Portfolio’s and/or Underlying Funds’ exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Sub-Adviser considers ratios such as recent changes in assets divided by total assets. The criteria the Sub-Adviser uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Sub-Adviser seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

As a non-fundamental policy, under normal circumstances, the Fund, through its investments in the DFA Portfolio and, indirectly, the Underlying Funds, will invest at least 80% of its net assets in securities of small companies. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

As of August 31, 2024, the DFA Portfolio invested its assets in the Underlying Funds within the following ranges (expressed as a percentage of the DFA Portfolio’s assets):

Underlying Fund	Investment Range
Japanese Series	10% - 40%
United Kingdom Series	5% - 30%
Continental Series	25% - 55%
Asia Pacific Series	5% - 25%
Canadian Series	5% - 20%

The allocation of the assets of the DFA Portfolio to be invested in the Underlying Funds will be determined by the Sub-Adviser on at least a semi-annual basis. In setting the target allocation, the Sub-Adviser will first consider the market capitalizations of all eligible companies in each of the Underlying Funds.

Each Underlying Fund invests in approved market securities (see “The Funds in Greater Detail – Equity Funds – Additional Information About the Equity Funds – Description of Certain Security Types – Approved Market Securities” for a definition of “Approved Market Securities”). The Underlying Funds invest primarily in countries that the Sub-Adviser views as developed market countries. Each Underlying Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country.

Each Underlying Fund may lend its portfolio securities to generate additional income.

In addition to money market instruments and other short-term investments, the DFA Portfolio and each Underlying Fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Each

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Underlying Fund may engage in short-term trading. Each Underlying Fund may invest in ETFs and use derivatives, such as futures contracts and options on futures contracts, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Underlying Fund or enter into futures contracts or options on futures contracts for equity securities and indices of its approved markets or other equity market securities or indices, including those of the United States. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail – Equity Funds – Additional Information About the Equity Funds – Description of Certain Investment Practices” and “– Description of Certain Security Types.”

The DFA Portfolio and the Underlying Funds are advised by the Sub-Adviser. For as long as the Fund invests substantially all of its assets in the DFA Portfolio, the Sub-Adviser will not receive any sub-advisory fee from the Fund for its sub-advisory services. The Sub-Adviser receives an investment fee from the DFA Portfolio for the services the Sub-Adviser provides to the DFA Portfolio. The Sub-Adviser also receives investment management fees for providing investment management services to the Underlying Funds. The Sub-Adviser has agreed to this fee arrangement in order to prevent duplication of advisory fees to the Sub-Adviser.

The Fund may withdraw its investment in the DFA Portfolio at any time if the Fund’s Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. If this happens, the Fund’s assets either will be invested in another mutual fund or will be invested directly according to the investment policies and restrictions described in this Prospectus.

In reviewing the investment objective and policies of the Fund in this Prospectus, you should assume that the investment objectives and policies of the DFA Portfolio are the same in all material respects as those of the Fund and that, during periods when the Fund has invested its assets in the DFA Portfolio, the descriptions of the Fund’s investment strategies and risks should be read as also applicable to the DFA Portfolio.

Underlying Fund-Specific Policies

The following are the investment policies of each Underlying Fund in which the DFA Portfolio invests.

Japanese Series

The Japanese Series generally will purchase a broad and diverse group of readily marketable securities of Japanese small companies. The Japanese Series invests in securities of companies associated with Japan, which is the Japanese Series’ approved market. The Sub-Adviser measures company size based primarily on market capitalization. The Sub-Adviser first ranks eligible companies by market capitalization. The Sub-Adviser then determines the universe of eligible securities by defining the maximum market capitalization of a small company in Japan. Based on market capitalization data as of August 31, 2024, the Sub-Adviser would consider Japanese small companies to be those companies with a market capitalization below $2.6 billion. This threshold will change due to market conditions. As a non-fundamental policy, under normal circumstances, the Japanese Series will invest at least 80% of its net assets in securities of Japanese small companies.

The Sub-Adviser will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions. The Japanese Series intends to invest in the stock of eligible companies using a market capitalization weighted approach.

The Japanese Series may invest in ETFs that provide exposure to the Japanese equity market or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Japanese Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Series’ cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

United Kingdom Series

The United Kingdom Series generally will purchase a broad and diverse group of readily marketable securities of United Kingdom small companies. The United Kingdom Series invests in securities of companies associated with the United Kingdom, which is the United Kingdom Small Company Series’ approved market. The Sub-Adviser measures company size based primarily on the market capitalization of companies in the United Kingdom. The Sub-Adviser first ranks eligible companies by market capitalization. The Sub-Adviser then determines the universe of eligible securities by defining the maximum market capitalization of a small company in the United Kingdom. Based on market capitalization data as of August 31, 2024, the Sub-Adviser would consider United Kingdom small companies to be those companies with a market capitalization below $6.7 billion. This threshold will change due to market conditions.

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As a non-fundamental policy, under normal circumstances, the United Kingdom Series will invest at least 80% of its net assets in securities of United Kingdom small companies.

The Sub-Adviser will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions. The United Kingdom Series intends to invest in stock of eligible companies using a market capitalization weighted approach.

The United Kingdom Series may invest in ETFs that provide exposure to the United Kingdom equity market or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the United Kingdom Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

Continental Series

The Continental Series generally will purchase readily marketable securities of a broad and diverse group of small European companies. The Continental Series also may invest up to 20% of its net assets in small companies associated with non-European countries that the Sub-Adviser has identified as authorized for investment. The Continental Series invests in securities of companies associated with approved markets designated by the Investment Committee of the Sub-Adviser from time to time. The Sub-Adviser determines company size on a country or region specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the Sub-Adviser first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Sub-Adviser then determines the universe of eligible securities by defining the maximum market capitalization of a small company that may be purchased by the Continental Series with respect to each country or region. Based on market capitalization data as of August 31, 2024, for the Continental Series, the market capitalization of a small company in any country or region in which the Series invests would be below $10.2 billion. This threshold will vary by country or region and due to market conditions. As a non-fundamental policy, under normal circumstances, the Continental Series will invest at least 80% of its net assets in securities of small companies located in continental Europe.

The Sub-Adviser will establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions. The Continental Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. The Sub-Adviser may in its discretion either limit further investments in a particular country or divest the Continental Series of holdings in a particular country.

The Continental Series may invest in ETFs that provide exposure to the continental European equity markets or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Continental Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

Asia Pacific Series

The Asia Pacific Series generally will purchase securities of a broad and diverse group of small companies located in Australia, New Zealand and Pacific Rim Asian countries. The Asia Pacific Series invests in securities of companies associated with approved markets designated by the Investment Committee of the Sub-Adviser from time to time. The Sub-Adviser measures company size on a country specific basis and based primarily on market capitalization. In the countries authorized for investment, the Sub-Adviser first ranks eligible companies based on the companies’ market capitalizations. The Sub-Adviser then determines the universe of eligible securities by defining the maximum market capitalization of a small company that may be purchased by the Asia Pacific Series with respect to each country authorized for investment. Based on market capitalization data as of August 31, 2024, for the Asia Pacific Series, the market capitalization of a small company in any country in which the Series invests would be below $4.7 billion. This threshold will vary by country and due to market conditions. As a non-fundamental policy, under normal circumstances, the Asia Pacific Series will invest at least 80% of its net assets in securities of small companies located in Australia, New Zealand and Pacific Rim Asian countries.

The Sub-Adviser will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions. The Asia Pacific Series intends to invest in eligible companies using a market capitalization weighted approach. The Sub-Adviser may, in its discretion, either limit further investments in a particular country or divest the Asia Pacific Series of holdings in a particular country.

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The Asia Pacific Series may invest in ETFs that provide exposure to Asia Pacific equity markets or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Asia Pacific Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

Canadian Series

The Canadian Series generally will purchase a broad and diverse group of readily marketable securities of Canadian small companies. The Canadian Series invests in securities of companies associated with Canada, which is the Canadian Series’ approved market, listed or traded in the form of European Depositary Receipts, Global Depositary Receipts, American Depositary Receipts or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The Sub-Adviser measures company size based primarily on market capitalization. The Sub-Adviser first ranks eligible companies by market capitalization. The Sub-Adviser then determines the universe of eligible securities by defining the maximum market capitalization of a small company in Canada. Based on market capitalization data as of August 31, 2024, the Sub-Adviser would consider Canadian small companies to be those companies with a market capitalization of below $5.8 billion. This threshold will change due to market conditions. As a non-fundamental policy, under normal circumstances, the Canadian Series will invest at least 80% of its net assets in securities of Canadian small companies.

The Sub-Adviser will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions. The Canadian Series intends to invest in stock of eligible companies using a market capitalization weighted approach.

The Canadian Series may invest in ETFs that provide exposure to the Canadian equity market or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Canadian Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

Portfolio Construction

The Underlying Funds in which the DFA Portfolio invests use a market capitalization weighted approach. See “The Funds in Greater Detail – Equity Funds – Additional Information about the Equity Funds – Description of Certain Investment Practices – Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for more information on this approach.

Fund Structure

Through the daily calculation of the DFA Portfolio’s net asset value (“NAV”) per share, the value of each shareholder’s, including the Fund’s, investment in the DFA Portfolio, will be adjusted to reflect each such shareholder’s proportionate share of the expenses of the DFA Portfolio, which expenses will include the DFA Portfolio’s share of the indirect operating expenses of the Underlying Funds.

The shares of the DFA Portfolio are generally available to institutional investors, clients of certain registered investment advisors and financial institutions, and a limited number of certain other investors as approved from time to time by the Sub-Adviser and the shares of the Underlying Funds are generally available to institutional investors. Offerings to institutional investors by the DFA Portfolio and the Underlying Funds (collectively, the “Other Funds”) serve the purposes of increasing the assets available for investment, reducing expenses as a percentage of total assets and achieving other economies that might be available at higher asset levels. Investment in the Other Funds by other institutional investors offers potential benefits to the Other Funds, and to the Fund through its investment in the DFA Portfolio. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Other Funds. Also, if an institutional investor were to redeem its interest in the Other Funds, the remaining investors therein could experience higher pro rata operating expenses, thereby producing lower returns, and the Other Funds’ security holdings may become less diverse, resulting in increased risk.

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Institutional investors that have a greater pro rata ownership interest in the DFA Portfolio than the Fund does could have effective voting control over the operation of the DFA Portfolio.

Other institutional investors, including other mutual funds, may invest in the Other Funds, and the expenses of such other institutional investors and, correspondingly, their returns may differ from those of the Fund. For information about the availability of investing in any Other Fund, other than through the Fund, please contact DFA Investment Dimensions Group Inc. and The DFA Investment Trust Company at 6300 Bee Cave Road, Building One, Austin, Texas 78746, (512) 306-7400.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

SA Emerging Markets Value Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. To achieve the Fund’s investment objective, the Sub-Adviser implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund’s design emphasizes long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Fund is designed to purchase a broad and diverse group of equity securities of companies in emerging markets, which may include frontier markets (i.e., emerging market countries in an earlier stage of development). The Fund intends to purchase securities of companies with small, medium and large market capitalizations in their respective markets that the Sub-Adviser considers to be “value” stocks at the time of investment. The Fund may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the value segments of the approved markets in which the Fund is authorized to invest. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Sub-Adviser uses for assessing relative price and profitability are subject to change from time to time.

The Fund seeks to achieve its goal by investing in companies in countries designated by the Investment Committee of the Sub-Adviser from time to time as approved markets. The Fund is authorized to invest in the following approved markets: Brazil, Chile, China (including China-A shares which are equity securities of companies listed in China, accessible through the Stock Connect program that connects mainland China markets with the Hong Kong Stock Exchange), Colombia, the Czech Republic, Greece, Hungary, India, Indonesia, Malaysia, Mexico, the Philippines, Poland, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. The Fund may gain exposure to companies associated with authorized countries by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Investment Committee of the Sub-Adviser may authorize other countries for investment in the future in addition to the approved markets listed above. In addition, the Fund may continue to hold securities associated with countries that are not listed above as approved markets but had been authorized for investment in the past and may reinvest distributions received in connection with such existing investments in such previously approved countries.

The Fund’s definition of what constitutes a small, medium and large company varies across countries and is based primarily on market capitalization. In each approved market, the companies listed on selected exchanges are ranked based upon their market capitalizations.

The Sub-Adviser may also increase or reduce the Fund’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum, short-run reversals, and investment characteristics. In assessing a company’s investment characteristics, the Sub-Adviser considers ratios such as recent changes in assets divided by total assets. The criteria the Sub-Adviser uses for assessing a company’s investment characteristics are subject to change from time to time. In addition, the Sub-Adviser seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

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As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets in emerging markets investments that are approved market securities (see “The Funds in Greater Detail – Equity Funds – Additional Information About the Equity Funds – Description of Certain Security Types – Approved Market Securities” for a definition of “Approved Market Securities”). If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

The Fund may invest in ETFs that provide exposure to approved markets or other equity markets, including the United States, for the purposes of gaining exposure to the equity markets while maintaining liquidity. The Fund also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more approved markets, although it intends to do so only where access to those markets is otherwise significantly limited.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail – Equity Funds – Additional Information About the Equity Funds – Description of Certain Investment Practices” and “– Description of Certain Security Types.”

The Sub-Adviser may use a variety of tax-efficient portfolio management techniques, when consistent with the Fund’s strategies and operational needs, in an attempt to minimize adverse tax consequences to shareholders of the Fund. See “The Funds in Greater Detail – Equity Funds – About Tax-Efficient Management Techniques.”

Portfolio Construction

The Fund intends to purchase securities within authorized countries using a market capitalization weighted approach. See “The Funds in Greater Detail – Equity Funds – Additional Information about the Equity Funds – Description of Certain Investment Practices – Market Capitalization Weighting and Deviation from Market Capitalization Weighting” and “The Funds in Greater Detail – Equity Funds – Additional Information about the Equity Funds – Description of Certain Security Types – Approved Market Securities” for more information on this approach.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

SA Real Estate Securities Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. To achieve the Fund’s investment objective, the Sub-Adviser implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions.

The Fund is designed to purchase readily marketable equity securities of companies whose principal activities include ownership, management, development, construction or sale of residential, commercial or industrial real estate. The Fund will principally invest in equity securities of companies in certain real estate investment trusts (“REITs”) and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property. The Fund generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction, or sale of residential, commercial, industrial or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial or other real estate; or (iii) is organized as a REIT or REIT-like entity. REIT or REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.

The Fund will make equity investments in securities listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser, using a market capitalization weighted approach. The Fund invests in companies of all sizes. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Fund than companies with relatively lower market capitalizations. The Sub-Adviser may adjust the

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representation in the Fund of an eligible company, or exclude a company, after considering such factors as free float, price momentum, short-run reversals, trading strategies, liquidity, and other factors that the Sub-Adviser determines to be appropriate.

The Fund will purchase shares of REITs. A REIT is not subject to federal income tax on net income and gains it distributes to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gain (as defined under “Distributions and Taxes – Taxes on Distributions”)) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. At the present time, the Fund intends to invest only in equity REITs and hybrid REITs.

As a non-fundamental policy, under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of companies in the real estate industry. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also invest in ETFs for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail – Equity Funds – Additional Information About the Equity Funds – Description of Certain Investment Practices” and “– Description of Certain Security Types.”

Portfolio Construction

The Fund uses a market capitalization weighted approach. See “The Funds in Greater Detail – Equity Funds – Additional Information about the Equity Funds – Description of Certain Investment Practices – Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for more information on this approach.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

Additional Information about the Equity Funds

Description of Certain Investment Practices

Portfolio Transactions

Portfolio investments of the Equity Funds, including the Underlying Funds of the DFA Portfolio (in which SA International Small Company Fund invests substantially all of its assets), will generally be made in eligible securities using a market capitalization weighted approach. The Sub-Adviser may adjust the market capitalization weighting as described under “– Market Capitalization Weighting and Deviation from Market Capitalization Weighting.” In general, securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities that have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities generally will not be sold solely to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Sub-Adviser’s judgment, circumstances warrant their sale, including but not limited to tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of the relevant Equity Fund.

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If securities must be sold in order to obtain funds to make redemption payments, such securities may be repurchased by each Equity Fund as additional cash becomes available to it. Each Equity Fund is also authorized to make a redemption payment, in whole or in part, by a distribution of portfolio securities in lieu of cash (i.e., a redemption in-kind), when in the best interests of the Equity Fund. Such distributions will be made in accordance with the U.S. federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that are received in payment of redemptions. Further, because the securities of certain companies whose shares are eligible for purchase are thinly traded, the Equity Fund might not be able to purchase the number of shares that would otherwise be purchased using strict market capitalization weighting.

Any total market capitalization ranges and any value criteria used by the Sub-Adviser for an Equity Fund generally apply at the time of purchase by the Equity Fund and an Equity Fund will not be required to dispose of a security if the security’s issuer is no longer within the total market capitalization range or does not meet current value criteria. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in the Sub-Adviser’s judgment, circumstances warrant their sale.

Generally, current income is not sought as an investment objective and investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be selected for investment do pay dividends. It is anticipated, therefore, that dividend income will be received.

Market Capitalization Weighting and Deviation from Market Capitalization Weighting

The investment portfolios of the Equity Funds, including the Underlying Funds of the DFA Portfolio (in which SA International Small Company Fund invests substantially all of its assets), use a market capitalization weighted approach. This approach involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting may be modified by the Sub-Adviser for a variety of reasons. An Equity Fund or Underlying Fund may deviate from its market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum proportion of the assets of such Equity Fund or Underlying Fund. Additionally, the Sub-Adviser may adjust the representation of an eligible company in a Fund or Underlying Fund, or exclude a company, after considering such factors as free float, size, relative price, price momentum, short-run reversals, trading strategies, liquidity, profitability, investment characteristics and other factors that the Sub-Adviser determines to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price-to-cash flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. In assessing a company’s investment characteristics, the Sub-Adviser considers ratios such as recent changes in assets divided by total assets. The criteria the Sub-Adviser uses for assessing relative price, profitability and investment characteristics are subject to change from time to time. The Sub-Adviser may exclude the stock of a company that meets applicable market capitalization criterion if the Sub-Adviser determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions. These adjustments will result in deviation from traditional market capitalization weighting.

Adjustment for free float modifies market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets. For example, the following types of shares may be excluded: (1) those held by strategic investors (such as governments, controlling shareholders and management), (2) treasury shares or (3) shares subject to foreign ownership restrictions. Furthermore, the Sub-Adviser may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting. A further deviation may occur due to holdings in securities received in connection with corporate actions.

The Equity Funds, to the extent applicable, should not be expected to adhere to their market capitalization weighted approach to the same extent as non-tax-managed portfolios. The tax management strategies used by the Sub-Adviser to defer the realization of net capital gains or minimize dividend income, from time to time, may cause deviation from the market capitalization weighted approach.

Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares that, at the time of purchase, adherence to a market capitalization weighted approach would otherwise require. In addition, securities eligible for purchase by each Equity Fund and Underlying Fund or otherwise represented in the portfolio of such Equity Fund or Underlying Fund may be acquired in exchange for the issuance of shares. While such transactions might cause a deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

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Generally, changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price changes of such securities. On at least a semi-annual basis, the Sub-Adviser will identify companies whose stock is eligible for investment by an Equity Fund or Underlying Fund. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the Sub-Adviser’s then-current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. Such deviation could be substantial if a significant amount of holdings of an Equity Fund or Underlying Fund change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

Country or region weights may be based on the total market capitalization of companies within each country or region. The country or region weights may take into consideration the free float of companies within a country or region or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee of the Sub-Adviser may limit or fix the exposure to a particular country or region to a maximum proportion of the assets of an Equity Fund or Underlying Fund. Country or region weights may also vary due to general day-to-day trading patterns and price movements. The weighting of countries or regions may vary from their weighting in published international indices.

For each Equity Fund (including the Underlying Funds of the DFA Portfolio) that invests in companies that the Sub-Adviser considers to be small capitalization, the Sub-Adviser may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high recent asset growth. Under normal circumstances, each Equity Fund (including the Underlying Funds of the DFA Portfolio) will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The criteria the Sub-Adviser uses for assessing a company’s investment characteristics are subject to change from time to time. The Sub-Adviser may decrease the amount that an Equity Fund (including the Underlying Funds of the DFA Portfolio) invests in eligible small capitalization companies that have lower profitability and/or higher relative prices.

Securities Lending

Each Equity Fund and Underlying Fund may seek to earn additional income by lending portfolio securities to qualified brokers, dealers, banks and other financial institutions. By reinvesting any cash collateral an Equity Fund or Underlying Fund receives in these transactions, such Fund could realize additional income. If the borrower fails to return the securities or the invested collateral declines in value, the Equity Fund or Underlying Fund could lose money.

Cash Management

Each Equity Fund and Underlying Fund may invest up to 20% of its assets in short-term, high-quality, highly-liquid, fixed income obligations such as money market instruments, money market funds and short-term repurchase agreements pending investment or for liquidity purposes. Investments in money market funds may involve a duplication of certain fees and expenses. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease.

Temporary Defensive Positions

Notwithstanding each Equity Fund’s applicable investment objective, in unusual market conditions, for temporary defensive purposes, all or part of each Equity Fund’s assets may be invested in cash and/or short-term, high-quality, highly-liquid, fixed income obligations. In addition, SA Emerging Markets Value Fund may, for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies. To the extent that an Equity Fund adopts a temporary defensive position, the Equity Fund may not achieve its investment objective.

Master-Feeder Structure

Each Equity Fund reserves the right to convert to a “master-feeder” structure at a future date. Under such a structure, generally one or more feeder funds invest all or substantially all of their assets in a master fund, which, in turn, invests directly in a portfolio of securities. An Equity Fund will notify shareholders prior to any such conversion.

Short-Term Trading

Each Equity Fund and Underlying Fund may engage in short-term trading, which could produce higher trading costs and larger taxable distributions. Frequent trading also increases transaction costs, which could detract from an Equity Fund’s performance.

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Description of Certain Security Types

Approved Market Securities

The SA International Value Fund, the Underlying Funds of the SA International Small Company Fund, and the SA Emerging Markets Value Fund invest in Approved Market Securities. “Approved Market Securities” are securities of companies in countries designated by the Investment Committee of the Sub-Adviser from time to time (“approved markets”) listed on bona fide securities exchanges or traded on the over-the-counter markets. These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country. For example, the securities may be listed or traded in the form of European Depositary Receipts, Global Depositary Receipts, American Depositary Receipts or other types of depositary receipts (including non-voting depositary receipts) or may be listed on bona fide securities exchanges in more than one country. The SA International Value Fund, the Underlying Funds of the SA International Small Company Fund, and the SA Emerging Markets Value Fund will consider for purchase securities that are associated with an approved market, and may include, among others: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an approved market; (b) securities for which the principal trading market is in an approved market; (c) securities issued or guaranteed by the government of an approved market country, its agencies or instrumentalities, or the central bank of such country or territory; (d) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in approved markets or have at least 50% of their assets in approved markets; (e) securities included in a Fund’s respective benchmark index; or (f) depositary shares of companies associated with approved markets under the criteria above. Approved Market Securities may include securities of companies that have characteristics and business relationships common to companies in other countries or regions. As a result, the value of the Approved Market Securities may reflect economic and market forces in such other countries or regions as well as in the approved markets. The Sub-Adviser, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in approved markets. The SA International Value Fund, the Underlying Funds of the SA International Small Company Fund, and the SA Emerging Markets Value Fund also may obtain exposure to Approved Market Securities by investing in derivative instruments that derive their value from Approved Market Securities, or by investing in securities of pooled investment vehicles that invest at least 80% of their assets in Approved Market Securities.

In determining which countries are approved markets, the Sub-Adviser may consider various factors, including without limitation, the data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank), the International Finance Corporation, FTSE International and MSCI. Approved markets may not include all such markets. In determining whether to approve markets for investment, the Sub-Adviser may take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules, and the availability of other access to these markets.

China A-Shares

Investing in securities of Chinese issuers, including by investing in China A-Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers in part because the Chinese government exercises significant control over the Chinese economy and Chinese issuers through heavy involvement in economic and regulatory policy, as well as the demonstrated ability to swiftly implement direct legal and regulatory actions that may negatively impact one or more Chinese issuers. A Fund investing in China A-shares (equity securities of companies listed in China) that are accessible through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together, “Stock Connect”) is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Fund’s ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit the Fund’s ability to dispose of its A-shares purchased through Stock Connect in a timely manner. A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, the Fund’s investments in Stock Connect China A-shares are generally subject to the securities regulations and listing rules of the People’s Republic of China (“PRC”), among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position, which could adversely affect the Fund’s performance. Changes in the operation of the Stock Connect program may restrict or otherwise affect the Fund’s investments or returns. Furthermore, any

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changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. In addition to the risks of investing through Stock Connect, significant portions of the Chinese securities markets may become rapidly illiquid, as the Chinese regulatory authorities and Chinese issuers have the ability to suspend the trading of equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. The liquidity of a suspended security may be significantly impaired and may be more difficult to value accurately. An investment in China A-Shares is also generally subject to the risks identified under “Emerging Markets Risk,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.

Derivatives

Each Equity Fund and Underlying Fund may use derivatives. Derivatives are instruments, such as futures, options on futures contracts, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives and other similar investments (referred to herein collectively as (“derivatives”) may be considered more speculative than other types of investments. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit, operational, legal, leverage and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a Fund could lose more than the principal amount invested. A Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out a position, and changes in the value of a derivative may also create margin delivery or settlement payment obligations for a Fund.

Each Equity Fund and Underlying Fund may each, but is not required to, use futures contracts and options on futures contracts, but only for the purposes of remaining fully invested, maintaining liquidity to pay redemptions or pending direct investments in securities and increasing or decreasing equity market exposure based on actual or expected cash inflows to or outflows from the Funds. A futures contract obligates the holder to buy or sell an asset in the future at an agreed-upon price. When an Equity Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified price during the option period. When an Equity Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. Futures contracts and options present the following risks: imperfect correlation between the change in market value of an Equity Fund’s portfolio securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; and losses due to unanticipated market movements, which are potentially unlimited.

Exchange-Traded Funds

Each Equity Fund and Underlying Fund is authorized to invest in ETFs for the purpose of gaining exposure to the equity markets while maintaining liquidity. ETFs in which the Equity Funds and Underlying Funds invest are investment companies or other pooled investment vehicle that generally have a principal investment strategy to track or replicate a desired index, such as a sector, market or global segment (“index ETF”). Index ETFs are primarily passively managed and traded similar to a publicly traded company. The goal of an index ETF is to correspond generally to the price and yield performance, before fees and expenses, of its reference index and may not necessarily represent the strategy of an Equity Fund or Underlying Fund. The risk of not correlating to the index is an additional risk to the investors of index ETFs. When an Equity Fund or Underlying Fund invests in an ETF, shareholders of the Equity Fund indirectly bear their proportionate share of the ETF’s fees and expenses.

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Additional Information About Principal Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide, which could have an adverse effect on the SA Funds. Like all mutual funds, an investment in the SA Funds is not a bank deposit or obligation and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following table identifies the primary risk factors of each Fund in light of their respective principal investment strategies. These risk factors are explained following the table.

Risk	SA U.S. Fixed Income Fund	SA Global Fixed Income Fund	SA U.S. Core Market Fund	SA U.S. Value Fund	SA U.S. Small Company Fund	SA International Value Fund	SA International Small Company Fund	SA Emerging Markets Value Fund	SA Real Estate Securities Fund
Banking Concentration Risk	X
Call Risk	X	X
China Investments Risk								X
Credit Risk	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X
Cyclical Market Risk									X
Derivatives Risk			X	X	X	X	X	X	X
Emerging Markets Risk								X
European Economic Risk	X	X				X	X
Financials Sector Risk				X		X		X
Foreign Government and Supranational Organization Obligation Risk	X	X
Foreign Securities and Currency Risk		X				X	X	X
Foreign Securities Risk	X
Fund of Funds Risk			X				X
Hedging Risk		X
Income Risk	X	X
Indian Market and India Region Risk								X
Inflation-Protected Securities Interest Rate Risk	X	X
Inflation-Protected Securities Tax Risk	X	X
Information Technology Sector Risk			X
Interest Rate and Related Risks	X	X
Interest Rate Risk (REITs)									X
Investment Grade Securities Risk	X	X
Large Company Stock Risk			X	X		X		X
Large Investor Risk	X	X	X	X	X	X	X	X	X
Liquidity Risk	X	X

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Risk	SA U.S. Fixed Income Fund	SA Global Fixed Income Fund	SA U.S. Core Market Fund	SA U.S. Value Fund	SA U.S. Small Company Fund	SA International Value Fund	SA International Small Company Fund	SA Emerging Markets Value Fund	SA Real Estate Securities Fund
Management Risk	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X
Medium-Size Company Stock Risk			X	X		X		X
Operational Risk	X	X	X	X	X	X	X	X	X
Profitability Investment Risk			X	X	X	X	X	X
Real Estate and REIT Investment Risk									X
Risk of Concentrating in the Real Estate Industry									X
Risk of Investing for Inflation Protection	X	X
Sector Risk	X	X	X	X	X	X	X	X
Securities Lending Risk		X	X	X	X	X	X	X	X
Small Company Stock Risk			X		X		X	X
U.S. Government Securities Risk	X	X
Value Stock Risk				X	X	X	X	X
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• Banking Concentration Risk: To the extent the SA U.S. Fixed Income Fund invests more than 25% of its total assets in bank and bank holding company obligations, such banking industry investments would link the performance of the Fund to changes in the performance of the banking industry generally. Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, interest rate changes can have a disproportionate effect on the banking industry or certain banks; banks whose securities the Fund may purchase may themselves have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. A variety of factors may adversely affect the profitability or viability of the banking industry or certain banks, including industry consolidation, increased competition and ongoing changes to the regulatory framework that governs the banking industry.

• Call Risk: Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity date. Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

• China Investments Risk: There are special risks associated with investments in China, Hong Kong and Taiwan. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. The Chinese economy is also vulnerable to the long-running disagreements with Hong Kong related to integration.

The Fund investing in China A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Fund’s ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit the Fund’s ability to dispose of its A-shares purchased through Stock Connect in a timely manner.

A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, the Fund’s investments in Stock Connect China A-shares are generally subject to the securities regulations and listing rules of the People’s Republic of China (“PRC”), among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position, which could adversely affect the Fund’s performance.

Changes in the operation of the Stock Connect program may restrict or otherwise affect the Fund’s investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. An investment in China A Shares is also generally subject to the risks identified under “Emerging Markets Risk,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China. Certain investments in Chinese companies may be made through a special structure known as a VIE. In a VIE structure, foreign investors, such as the Fund, will only own stock in a shell company rather than directly in the VIE, which must be owned by Chinese nationals (and/or Chinese companies) to obtain the licenses and/or assets required to operate in certain restricted or prohibited sectors in China. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. While VIEs are a longstanding industry practice and are well known by

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Chinese officials and regulators, historically the structure has not been formally recognized under Chinese law and Chinese regulations regarding the structure are evolving. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the structure generally, or with respect to certain industries. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value.

• Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value. A change in the credit rating of a fixed income security can also affect its liquidity and make it more difficult for the Fund to sell. Credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not guarantees as to the payment of interest and repayment of principal.

• Cybersecurity Risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity), infection from computer viruses or other malicious software code, and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until ransom is paid, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Fund, the Adviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or significant financial loss. Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which a Fund invests; counterparties with which a Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future. There is also a risk that cybersecurity breaches may not be detected. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because a Fund does not directly control the cyber security systems of issuers in which the Funds may invest, trading counterparties or service providers to the Funds. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

• Cyclical Market Risk: The real estate industry tends to be cyclical with periods of relative under-performance and out-performance in comparison to the broad U.S. equity market. Such cycles may adversely affect the value of SA Real Estate Securities Fund’s portfolio.

• Derivatives Risk:  Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives or other similar investments (referred to herein collectively as “derivatives”) may be considered to carry more risk than other types of investments. When the Fund uses derivatives, the Fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit, operational, legal, leverage and management risks, as well as the risk of improper valuation. Changes in the

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value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. A Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out a position, and changes in the value of a derivative may also create margin delivery or settlement payment obligations for a Fund.

• Emerging Markets Risk: Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets. Numerous emerging market countries have experienced serious, and frequently continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under emergency conditions. These risks may be magnified in countries that are frontier markets.

• European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. The EU continues to face certain risks, including high government debt levels and possible default on or restructuring of sovereign debt in certain EU countries which may adversely impact European financial markets. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact equity markets in Europe as well as global markets more generally. Recent events in Europe have adversely affected the Euro’s exchange rate and value and may continue to impact the economies of every European country.

• Financials Sector Risk: Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Increased risk taking by financial companies may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted.

Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. Financial services companies may have significant exposure to the same borrowers and counterparties, with the result that a borrower’s or counterparty’s inability to meet its obligations to one company may affect other companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty, as well as adverse cascading effects in the markets and the financials sector generally. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades, adverse public perception and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The banking industry in particular is negatively affected by interest rates when they remain low for long periods of time as banks are more profitable when there is a larger spread between the federal funds rate and what depositories pay in interest. The financials sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact a Fund. The extent to which a Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law.

• Foreign Government and Supranational Organization Obligations Risk: By investing in foreign government obligations, SA Global Fixed Income Fund will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. The SA Global Fixed Income Fund may have limited legal recourse in the event of a default with respect to foreign government obligations it holds and the SA U.S. Fixed Income Fund and the SA Global Fixed Income Fund may have limited legal recourse in the event of a

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default with respect to supranational organization obligations they hold. No established secondary markets may exist for some foreign government and supranational organization obligations. Supranational organizations are often chartered to promote economic development. Typically, the governmental members, or “stockholders,” make initial capital contributions to the supranational organization and may be committed to make additional contributions if the supra national organization is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational organization will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational organization.

• Foreign Securities and Currency Risk: Foreign securities, including depositary receipts, involve risks in addition to those associated with comparable U.S. securities. Investments in foreign securities are subject to fluctuations in currency exchange rates, which may negatively affect the value of the Fund’s portfolio. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; currency controls or redenomination; nationalization or expropriation of assets; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Although foreign securities offer added diversification potential, world markets, or those in a particular region, may all react in a similar fashion to important economic or political developments.

In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities–sometimes for years. A Fund could also underperform if the Sub-Adviser invests in countries or regions whose economic performance falls short. To the extent that a Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested. Some national economies continue to show profound instability, which may in turn affect their international trading partners or other members of their currency bloc. In addition, international trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on one or more national economies and also negatively impact a Fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.

Investing in foreign securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in a Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

• Foreign Securities Risk (SA U.S. Fixed Income Fund): U.S. dollar-denominated securities of foreign issuers or U.S. subsidiaries or branches of foreign banks involve risks in addition to those associated with comparable U.S. securities. These risks may include social, political or economic instability; nationalization or expropriation of assets; changes in tax policy; and less stringent accounting, auditing, financial reporting, and legal standards and practices. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, these securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Although securities of foreign issuers offer added diversification potential, world markets, or those in a particular region, may all react in a similar fashion to important economic or political developments.

• Fund of Funds Risk: The investment performance of a Fund that invests in one or more underlying investment companies or other pooled investment vehicles is affected by the investment performance of such underlying funds. The ability of a Fund that invests in underlying funds to achieve its investment objective depends on the ability of the relevant underlying funds to meet their investment objectives, and there can be no assurance that the investment objective(s) of such underlying funds will be achieved. A Fund that invests in one or more underlying funds is subject to the risks of the underlying funds’ investments including, but not limited to, market risk, foreign securities and currency risk, small company stock risk, European economic risk, securities lending risk and sector risk. Duplication of expenses is a risk when a fund invests in other investment companies or other pooled investment vehicles.

• Hedging Risk: Foreign currency forward contracts may be used to hedge foreign currency risk. Hedging tends to limit any potential gain that may be realized if the value of SA Global Fixed Income Fund’s portfolio holdings

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increases because of currency fluctuations. There is also a risk that a foreign currency forward contract intended as a hedge may not perform as intended, resulting in a loss. For example, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the Fund between the date a foreign currency forward contract is entered into and the date it expires.

• Income Risk: A Fund’s distributions of income to shareholders may decline when prevailing interest rates fall or if a Fund experiences defaults on debt securities it holds. A Fund’s income generally declines during periods of falling interest rates because it must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return.

• Indian Market and India Region Risk: Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

• Inflation-Protected Securities Interest Rate Risk: Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities is anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

• Inflation-Protected Securities Tax Risk: Any increase in the principal amount of an inflation-protected security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such an event, the Fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. To pay such distributions, the Fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease the Fund’s ordinary income distributions to shareholders, and may cause some of the Fund’s distributed income to be classified as a return of capital.

• Information Technology Sector Risk: The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.

• Interest Rate and Related Risks: Generally, when market interest rates rise, the value of debt securities declines, and vice versa. Investing in such securities means that a Fund’s net asset value will tend to decline if market interest rates rise. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of rising interest rates, the average life of certain types of securities in which a Fund will invest may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration (i.e., the estimated period until the principal and interest are paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, issuers of certain securities may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Risks associated with rising interest rates are heightened under current market conditions given that the U.S. Federal Reserve

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raised interest rates from historically low levels and may continue to do so. In addition, fluctuations in interest rates may adversely affect the liquidity of certain fixed-income securities held by the Funds.

• Interest Rate Risk (REITs): Changes in prevailing interest rates affect not only the value of REIT shares but may also impact the market value of the REIT’s investment real estate.

• Investment Grade Securities Risk: Fixed income securities commonly are rated by national bond ratings agencies. Securities rated in the lower investment grade rating categories (e.g., BBB by S&P or Fitch or Baa by Moody’s) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

• Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

• Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

• Liquidity Risk: Liquidity risk exists when particular portfolio securities are difficult to purchase or sell. To the extent that the Fund holds illiquid securities, the Fund’s performance may be reduced due to an inability to sell the securities at opportune prices or times. Liquid portfolio securities may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced during periods of market turmoil or economic uncertainty.

• Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of a Fund will be achieved.

• Market Risk (Equity Funds): The value of the securities in which an Equity Fund invests may go up or down in response to the prospects of individual issuers, general economic or market conditions, pandemics or other national/international health and safety emergencies, war or other conflicts around the globe, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value. Portfolio securities may be negatively impacted by inflation or expectations of inflation. The Sub-Adviser’s market capitalization weighted approach attempts to manage market risk by limiting the amount an Equity Fund invests in any single company’s equity securities. However, diversification will not protect an Equity Fund against widespread or prolonged declines in the stock market. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in an Equity Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

• Market Risk (Fixed Income Funds): The value of the securities in which a Fixed Income Fund invests may go up or down in response to the prospects of individual issuers, general economic or market conditions, pandemics or other national/international health and safety emergencies, war or other conflicts around the globe, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value. Portfolio securities may be negatively impacted by inflation or expectations of inflation. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In

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certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fixed Income Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

• Market Risk (SA International Small Company Fund): The SA International Small Company Fund’s performance is dependent on the performance of the Underlying Funds in which the DFA Portfolio invests. The value of the securities in which the Underlying Funds invest may go up or down in response to the prospects of individual issuers, general economic or market conditions, pandemics or other national/international health and safety emergencies, war or other conflicts around the globe, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value. The Sub-Adviser’s market capitalization weighted approach attempts to manage market risk by limiting the amount any Underlying Fund invests in any single company’s equity securities. However, diversification will not protect any Underlying Fund against widespread or prolonged declines in the market in which it invests. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Underlying Funds being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

• Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile. A Fund may experience difficulty in purchasing or selling securities of medium-size companies at the desired time and price.

• Operational Risk: An investment in a Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although the Funds, the Adviser and the Sub-Adviser attempt to minimize these potential failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

• Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies.

• Real Estate and REIT Investment Risk: The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REITs also are subject to the possibility of adverse changes to tax laws or the possibility of failing to qualify for federally tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. A Fund will indirectly bear a portion of the expenses, including management and administration expenses, paid by each REIT in which it invests, in addition to the expenses of the Fund.

• Risk of Concentrating in the Real Estate Industry: The SA Real Estate Securities Fund’s exclusive focus on the real estate industry will subject the Fund to the general risks of direct real estate ownership. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, regulatory, cultural or technological developments. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Real estate company prices also may drop because of changes in interest rates or the failure of borrowers to pay their loans and poor management. The Fund’s performance may be materially different from the broad U.S. equity market.

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• Risks of Investing for Inflation Protection: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by the Fund may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Also, inflation-protected securities, including those issued by the U.S. Treasury, are not protected against deflation. As a result, in a period of deflation, the inflation-protected securities held by the Fund may not pay any income and the Fund may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the Fund’s value. If interest rates rise due to reasons other than inflation, the Fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to the Fund at the time of such adjustments (which generally would be distributed by the Fund as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

• Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, or industry that constitutes part of a sector, it thereby presents a more concentrated risk and its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector or industry. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. Individual sectors and industries may underperform other sectors or industries or the market as a whole. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect the Fund’s performance.

• Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of shares of a Fund that engages in securities lending may fall. The value of shares of a Fund could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

• Small Company Stock Risk: The stocks of small companies may have more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of a Fund’s portfolio. In addition, small company stocks typically trade in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

• U.S. Government Securities Risk: Although a Fund may invest in securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

• Value Stock Risk: Value stocks may perform differently from the market as a whole. In addition, value stocks may underperform when the market favors growth stocks over value stocks. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

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Management

Adviser

Buckingham Strategic Partners, LLC (“BSP” or the “Adviser”), headquartered at 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105, serves as the investment adviser to each Fund. BSP is a fee-only investment adviser and has been providing investment services since 1997, either as BSP or as BSP’s predecessor entity. As of September 30, 2024, BSP had $14 billion of discretionary regulatory assets under management and $15 billion of non-discretionary regulatory assets under management. In addition, BSP provides administrative, back-office and retirement plan services to $13 billion of assets managed or advised by the independent firms that hire BSP for its services. In the aggregate, the total number of assets under management or administration was $43 billion.

The Adviser, in its capacity as investment adviser, handles the business affairs of the SA Funds, reviews and determines with the Sub-Adviser the investment objectives, policies and restrictions of each Fund, and oversees the Sub-Adviser. The Adviser has received exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, is also permitted to appoint sub-advisers for the SA Funds and supervise and monitor the performance of each sub-adviser. The exemptive relief also permits the Adviser, subject to approval by the Board of Trustees, to terminate and replace sub-advisers or amend sub-advisory agreements without shareholder approval when the Adviser and the Board of Trustees believe such action will benefit a Fund and its shareholders. Only SA U.S. Fixed Income Fund, SA Emerging Markets Value Fund and SA Real Estate Securities Fund may rely on this exemptive relief. The other Funds may not rely on this exemptive relief and must obtain shareholder approval to take such actions.

In its capacity as administrator, the Adviser provides administrative services to the SA Funds.

Sub-Adviser

Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, serves as the investment sub-adviser to the SA Funds. Since its organization in May 1981, the Sub-Adviser has provided investment management services to institutional investors and to other mutual funds. As of September 30, 2024, the Sub-Adviser and its advisory affiliates managed approximately $794 billion in assets firm-wide across the Sub-Adviser and its subsidiaries.

The Sub-Adviser also serves as investment adviser to the DFA Portfolio (in which SA International Small Company Fund invests substantially all of its assets), the Underlying Funds (in which the DFA Portfolio invests substantially all of its assets) and the U.S. Micro Cap Portfolio (in which SA U.S. Core Market Fund invests less than five percent (5%) of its assets).

Subject to the supervision of the Adviser, the Sub-Adviser furnishes an investment program and makes investment decisions for each of the Funds. Investment strategies for the SA Funds are reviewed by the Investment Committee of the Sub-Adviser, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed primarily of certain officers and directors of the Sub-Adviser who are appointed annually. The Investment Committee reviews all investment-related policies and procedures for the Funds and also approves any changes in regard to approved countries, security types and brokers.

The Sub-Adviser also selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining the best execution of such transactions. The Sub-Adviser is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.

Portfolio Managers

In accordance with the team approach used to manage the SA Funds, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee of the Sub-Adviser. The portfolio managers and portfolio traders also make daily investment decisions regarding the SA Funds based on the parameters established by the Investment Committee. The portfolio managers named below coordinate the efforts of all other portfolio managers with respect to the day-to-day management of certain SA Funds within each category of the SA Funds indicated.

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Domestic Equity Funds (includes SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund and SA Real Estate Securities Fund)	Jed S. Fogdall, John A. Hertzer, Marc C. Leblond, Allen Pu, and Joel P. Schneider
International Equity Funds (includes SA International Value Fund, SA International Small Company Fund and SA Emerging Markets Value Fund)	Jed S. Fogdall, Mary T. Phillips, Joel P. Schneider, and Ethan Wren
Fixed Income Funds (includes SA U.S. Fixed Income Fund and SA Global Fixed Income Fund)	Joseph F. Kolerich and David A. Plecha

Mr. Fogdall is Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and Senior Portfolio Manager of the Sub-Adviser. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined the Sub-Adviser as a portfolio manager in 2004.

Mr. Kolerich is Head of Fixed Income, Americas, a member of the Investment Committee, Vice President and Senior Portfolio Manager of the Sub-Adviser. Mr. Kolerich has an MBA from the University of Chicago Booth School of Business and a BS from Northern Illinois University. Mr. Kolerich joined the Sub-Adviser as a portfolio manager in 2001.

Mr. Plecha is Global Head of Fixed Income Portfolio Management, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Sub-Adviser. Mr. Plecha received his BS from the University of Michigan at Ann Arbor in 1983 and his MBA from the University of California at Los Angeles in 1987. Mr. Plecha joined the Sub-Adviser as a portfolio manager in 1989.

Mr. Schneider is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Sub-Adviser. Mr. Schneider holds an MBA from the University of Chicago Booth School of Business, an MS from the University of Minnesota, and a BS from Iowa State University. Mr. Schneider joined the Sub-Adviser in 2011 and has been a portfolio manager since 2013.

Ms. Phillips is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Sub-Adviser. Ms. Phillips holds an MBA from the University of Chicago Booth School of Business and a BA from the University of Puget Sound. Ms. Phillips joined the Sub-Adviser in 2012 and has been a portfolio manager since 2014.

Mr. Leblond is Vice President and Senior Portfolio Manager of the Sub-Adviser. Mr. Leblond holds an MBA from the University of Chicago Booth School of Business and an MSc from Columbia University. Mr. Leblond joined the Sub-Adviser in 2015 and has been a portfolio manager since 2017.

Mr. Wren is Vice President and Senior Portfolio Manager of the Sub-Adviser. Mr. Wren holds an MBA, as well as master’s and bachelor’s degrees from the University of Texas at Austin McCombs School of Business. Mr. Wren joined the Sub-Adviser in 2010 and has been a portfolio manager since 2018.

Mr. Hertzer is Vice President and Senior Portfolio Manager of the Sub-Adviser. Mr. Hertzer holds an MBA from the University of California Los Angeles and a BA from Dartmouth College. Mr. Hertzer joined the Sub-Adviser in 2013 and has been a portfolio manager since 2016.

Mr. Pu is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and Senior Portfolio Manager of the Sub-Adviser. Mr. Pu has an MBA from the University of California, Los Angeles, an MS and PhD from Caltech, and a BS from Cooper Union for the Advancement of Science and Art. Mr. Pu joined the Sub-Adviser as a portfolio manager in 2006.

The SA Funds’ SAI Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of SA Fund shares.

ReFlow Liquidity Program

The Funds may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each

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business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. A Fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 8 days) or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will purchase shares of the Funds at net asset value and will not be subject to any investment minimum applicable to such shares. ReFlow will periodically redeem its entire share position in the Funds and request that such redemption be met in kind in accordance with the Funds’ redemption in-kind policies described under “Purchase, Redemption and Pricing of Shares” in the SAI. The Funds’ Board of Trustees has approved the Funds’ use of the ReFlow program.

The Adviser believes that the program may assist in stabilizing the Funds’ net assets, to the benefit of the Funds and their shareholders, although there is no guarantee that the program will do so. To the extent the Funds’ net assets do not decline, the Adviser may also benefit.

Management Fees

The following chart shows the aggregate annual investment management fees (including sub-advisory fees) that each Fund paid to the Adviser and the Sub-Adviser during the fiscal year ended June 30, 2024, pursuant to the Advisory Agreement and the Sub-Advisory Agreement. These fees are net of any fee waivers and reimbursements. Please refer to the “Fund Summary” for each Fund for more information about the fees payable to the Adviser and fee waivers and reimbursements.

Investment Management Fee Paid (expressed as percentage of average daily net assets)
SA U.S. Fixed Income Fund	0.18%
SA Global Fixed Income Fund	0.28%
SA U.S. Core Market Fund	0.43%
SA U.S. Value Fund	0.50%
SA U.S. Small Company Fund	0.60%
SA International Value Fund	0.65%
SA International Small Company Fund	0.25%
SA Emerging Markets Value Fund	0.81%
SA Real Estate Securities Fund	0.45%

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and the Sub-Advisory Agreement is available in the SA Funds’ Form N-CSR on file with the SEC for the period ended June 30, 2023.

Expense Limitation

Pursuant to a Fee Waiver and Expense Reimbursement Letter Agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to waive the fees payable to it under the Advisory Agreement, and/or to reimburse the operating expenses allocated to a Fund to the extent the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, redemption liquidity service expenses, acquired fund fees and expenses and extraordinary expenses) exceed, in the aggregate, the rate per annum, as set forth below. The Fee Waiver Agreement with respect to the Funds will remain in effect until October 28, 2025, at which time it may be continued, modified or eliminated and net expenses will be adjusted as necessary.

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Fund Expense Limitation (Shown is the resulting ratio of total annual fund operating expenses expressed as a percentage)
SA U.S. Fixed Income Fund	0.40%
SA Global Fixed Income Fund	0.55%
SA U.S. Core Market Fund	0.65%
SA U.S. Value Fund	0.75%
SA U.S. Small Company Fund	0.90%
SA International Value Fund	0.90%
SA International Small Company Fund	0.55%
SA Emerging Markets Value Fund	1.04%
SA Real Estate Securities Fund	0.75%

Distributor

Foreside Financial Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or their affiliates.

Financial Intermediary Compensation Paid by the Adviser

The Adviser and/or its affiliates, in their discretion, may make payments to registered investment advisors, brokerage firms, retirement savings programs and other financial intermediaries or their affiliates (collectively, “financial intermediaries”), or their affiliates, for sale, marketing, custody, clearing, supervision, acquisition financing, retention and/or administrative or other shareholder servicing activities. These cash payments may be substantial. Payments may be made on the basis of the sales of SA Funds shares attributable to that financial intermediary, the average net assets of SA Funds attributable to the accounts at that financial intermediary, or other methods of calculation. Payments may also be made by the Adviser and/or its affiliates to these financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided. Payments may also be made to some financial intermediaries to offset or reduce fees that would otherwise be paid directly to them by their clients.

The Adviser may host, sponsor, or co-sponsor conferences, seminars and other educational and informational activities for financial intermediaries for the purpose of discussing the value and utility of the SA Funds and other investment products offered by the Adviser or its affiliates. The Adviser may pay for lodging, meals, travel and other similar expenses in connection with such activities. The Adviser also may pay expenses associated with joint marketing activities with financial intermediaries, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the SA Funds. In limited cases the Adviser may make payments to financial intermediaries, or their affiliates, in connection with their solicitation or referral of investment business. In limited cases the Adviser may also make payments to financial intermediaries, or their affiliates, for supervisory and marketing efforts in connection with their referral services. The SA Funds, however, do not direct brokerage transactions to broker-dealers as compensation for the sale of SA Fund shares.

Such payments to financial intermediaries, or their affiliates, are paid by the Adviser or its affiliates out of its own resources, and are not charged to the SA Funds. Such payments by the Adviser or its affiliates are made subject to any regulatory requirements. The Adviser is motivated to make the payments described above since they may promote the sale of shares of the SA Funds and the retention of those investments by clients of these financial intermediaries. To the extent these financial intermediaries sell more shares of a Fund or retain shares of a Fund in their clients’ accounts, the Adviser benefits from the incremental fees paid to it by the Fund with respect to those assets.

Payments made by the Adviser or its affiliates may create an incentive for financial intermediaries and their employees to recommend or offer shares of the SA Funds to their clients rather than other funds or investment products. These payments also may give financial intermediaries an incentive to cooperate with the Adviser’s marketing efforts. You should review your financial intermediary’s compensation disclosure and/or talk to them to obtain more information on how this compensation may have influenced recommendation of an SA Fund.

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Your Account

This section describes how to do business with the SA Funds and the services that are available to shareholders.

How to Reach the SA Funds

By telephone:	(844) 366-0905
Call for account information 8:00 a.m. to 5:00 p.m. Pacific Time, Monday through Friday.

By mail:	SA Funds – Investment Trust
c/o Buckingham Strategic Partners, LLC
8182 Maryland Avenue, Suite 500
St. Louis, Missouri 63105

Investment Providers

The fees and policies outlined in this Prospectus are set by the SA Funds and by the Adviser. However, much of the information you will need for managing your investment will come from your investment provider. This includes information on how to buy, sell and exchange shares, investor services, and additional policies. In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this Prospectus.

If you are investing in the SA Funds through a 401(k) or other retirement plan, you should contact your employer, plan administrator or plan sponsor for the terms and procedures that pertain to your investment. They can provide you with detailed information on how to participate in the plan, manage your account, and elect the SA Funds as an investment option. Investment providers may provide some of the investor servicing and account maintenance services required by plan accounts and plan participants and may arrange for plan service providers to provide other investment or administrative services. Investment providers may charge plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, plans may charge plan participants for certain expenses, which are in addition to those described in this Prospectus.

Purchasing Shares

For clients of many investment advisors, the minimum initial purchase amount is generally $100,000 across all of the SA Funds with no minimum for subsequent investments. In the Adviser’s discretion, the minimum initial purchase amount may be applied across all assets of the investor under administration with the investment advisor or may be reduced. Other investment providers may have different minimum initial purchase requirements and/or different requirements for subsequent investments. If you are investing in the SA Funds through a 401(k) or other retirement plan, you should contact your employer, plan administrator or plan sponsor for the terms and procedures that pertain to your investment. A Fund, in its sole discretion, may accept or reject any order for purchase of Fund shares. You may purchase shares of the SA Funds on any day that the NYSE is open. Please contact an authorized investment provider to purchase shares of the SA Funds.

If you are making an initial investment through an investment advisor, brokerage firm or retirement program, you may need to submit a fully executed account application and funds for the purchase in the form of a check, electronic transfer or wire transfer.

If you purchase shares through an omnibus account maintained by a securities firm or through another financial intermediary, the firm or intermediary may charge you an additional fee, which will reduce your investment accordingly.

All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

Incomplete Purchase Requests

The SA Funds will attempt to notify you or your investment provider promptly if any information necessary to process your purchase is missing. Once the information is obtained, you will receive the next-determined NAV of a Fund’s shares.

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Redeeming Shares

You may sell (or “redeem”) shares at any time by furnishing a redemption request to the SA Funds’ transfer agent or other authorized intermediary in proper form. “In proper form” means that all required documents are completed, signed and received. You may redeem shares of the Funds on any day that the NYSE is open. Please contact your investment provider to redeem shares of the SA Funds.

Incomplete Redemption Requests

The SA Funds will attempt to notify you or your investment provider promptly if any information necessary to process your redemption is missing. Once the information is obtained, you will receive the next-determined NAV of a Fund’s shares.

Wire Transactions

A fee may be deducted from all proceeds sent by wire by your custodian, and your bank may charge an additional fee to receive wired funds.

Redeeming Shares Recently Purchased

If you redeem shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 10 business days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot redeem those shares until your application has been processed.

Timing of Purchase and Redemption Requests

All purchase and redemption requests received in proper form by the SA Funds’ transfer agent or other authorized intermediary before 4:00 p.m. Eastern Time on a business day of a Fund will be executed the same day, at that day’s NAV of a Fund’s shares, which is calculated after the close of business on the NYSE, which normally occurs at 4:00 p.m. Eastern Time. Requests received after 4:00 p.m. Eastern Time will be executed at the following business day’s NAV of a Fund’s shares. A business day is a day in which a Fund’s shares calculates its NAV. Authorized intermediaries acting on an investor’s behalf are responsible for transmitting orders by the deadline.

You should check with your investment provider to find out by what time your purchase or redemption order must be received so that it can be processed the same day.

Accounts with Low Balances

If the total value of your SA Funds account holdings falls below $5,000 as a result of redeeming or exchanging shares, the SA Funds may send you a notice asking you to bring the account back up to $10,000 or to close it out. If you do not take action within 60 days, the SA Funds may redeem your shares and mail the proceeds to you at the account holder’s address of record. Some investment providers may have different minimum balance requirements.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the SA Funds may be required to "escheat" or transfer the assets in your account to the applicable state’s unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. Escheatment rules vary considerably by state. Please check your state’s unclaimed or abandoned property department website for specific information. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active, and promptly cash all checks for dividends, capital gains and redemptions. Neither the SA Funds, the SA Funds’ transfer agent, the SA Funds’ distributor nor the Adviser or its affiliates will be liable to shareholders or their representatives for good faith compliance with state escheatment laws. In order to prevent your assets from being deemed abandoned and escheated to a state, we recommend that you maintain contact with the Fund in a manner that demonstrates activity under the relevant state’s laws for each of your Fund accounts, including both IRAs and non-retirement accounts. These laws can typically be found on your State Treasurer’s website. Escheatment of an IRA account will be subject to 10% federal withholding tax and treated as a taxable distribution to you.

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Exchanges

You may exchange shares of one SA Fund for another SA Fund if you are an existing shareholder of the other SA Fund. The SA Funds do not charge a fee to exchange shares among the SA Funds. However, because an exchange is treated as a redemption and a purchase, an investor could realize a taxable gain or loss on the transaction. The exchange privilege is not intended as a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the SA Funds or otherwise adversely affect the SA Funds, the exchange privilege may be terminated with respect to an investor without notice if a Fund determines that the investor’s use of the exchange privilege is excessive. Excessive use of the exchange privilege is defined as any pattern of exchanges among the SA Funds by an investor that evidences market timing.

You may also be able to acquire shares of the SA Funds by exchanging shares of the State Street Institutional U.S. Government Money Market Fund and may be able to exchange your shares of the SA Funds for shares of the State Street Institutional U.S. Government Money Market Fund, if such shares are offered in your state of residence. The State Street Institutional U.S. Government Money Market Fund is a portfolio of the State Street Institutional Investment Trust. The State Street Institutional Investment Trust is an open-end management investment company with multiple portfolios advised by SSGA Funds Management, Inc., One Congress Street, Suite 1, Boston, Massachusetts 02114, and is not affiliated with the SA Funds or the SA Funds’ distributor. Prior to making such an exchange, you should carefully read the prospectus for the State Street Institutional U.S. Government Money Market Fund. You can obtain a copy of the prospectus for the State Street Institutional U.S. Government Money Market Fund through your investment provider or by calling the Adviser at (844) 366-0905. The exchange privilege is not an offering or recommendation on the part of the SA Funds or their distributor of an investment in the State Street Institutional U.S. Government Money Market Fund.

The State Street Institutional U.S. Government Money Market Fund’s non-fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share NAV.

An investment in the State Street Institutional U.S. Government Money Market Fund is neither insured nor guaranteed by the U.S. government or by SSGA Funds Management, Inc. There is no assurance that the State Street Institutional U.S. Government Money Market Fund will maintain a stable NAV of $1.00 per share.

Frequent Trading – Market Timing

The SA Funds discourage frequent purchases and sales of the SA Funds’ shares. Frequent trading into and out of the SA Funds, including exchanges of shares among the SA Funds, can disrupt portfolio investment strategies, harm performance and increase expenses for all shareholders, including long-term shareholders who do not generate these costs. The SA Funds are designed for long-term investors, and are not intended for market timing or excessive trading activities. Market timing activities include purchases and sales of Fund shares in response to short-term market fluctuations. Certain Funds may be more susceptible to the risks of short-term trading than other Funds. The nature of the holdings of the SA International Value Fund, SA International Small Company Fund and SA Emerging Markets Value Fund (together, "International Funds") may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of a Fund’s holdings (or in the case of the SA International Small Company Fund, the holdings in the Underlying Funds) and the reflection of those changes in the Fund’s NAV (called “arbitrage market timing”). Such delays may occur because an International Fund has significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Fund and/or the Underlying Funds calculate their NAVs. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time an International Fund calculates its NAV. The SA U.S. Small Company Fund may be subject to arbitrage market timing because the Fund has significant holdings in small capitalization securities, which may have prices that do not accurately reflect the latest indications of value of these securities at the time the Fund calculates its NAV due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of the Fund’s shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a NAV that does not reflect appropriate fair value prices.

The Board of Trustees has adopted procedures intended to discourage frequent purchases and redemptions of Fund shares. Pursuant to the SA Funds’ procedures, the Adviser monitors for market timers and has established criteria by which to identify potential market timers and to determine whether further action is warranted. The SA Funds may refuse purchase, redemption or exchange orders for any reason, without prior notice, particularly trading orders that the SA Funds believe are made on behalf of market timers. The SA Funds and their agents reserve the right to reject

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any purchase, redemption or exchange request by any investor, financial institution or retirement plan indefinitely if a Fund or the Adviser believes that any combination of trading activity in the accounts is potentially disruptive to the Fund. It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Fund(s). Accordingly, the Adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group, and such trades may be rejected in whole or in part by the affected Fund(s). The Adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the SA Funds, and, where appropriate, restricting access to a Fund(s) by a particular investor. The SA Funds may impose further restrictions on trading activities by market timers in the future. There can be no assurances that the SA Funds will be able to eliminate all market timing activities.

Additional Policies for Purchases, Redemptions and Exchanges

The SA Funds reserve the right to reject any purchase order.

At any time, the SA Funds may change any purchase, redemption or exchange procedures, and may suspend sale of shares.

The SA Funds may delay sending your redemption proceeds for up to seven days, or longer if permitted by the SEC.

In the interest of economy, the SA Funds do not issue share certificates.

Redemption proceeds are normally paid in cash; however, subject to the requirements of Rule 18f-1 under the Investment Company Act of 1940, as amended, the SA Funds reserve the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder may incur transaction costs to dispose of these securities. The Funds may also use redemptions in-kind for certain Fund shares redeemed by ReFlow. Redemption in portfolio securities generally will be a taxable event which will generate a capital gain or loss, and special rules may apply when determining gain or loss. See “Distributions and Taxes – Taxes on Distributions” in this prospectus, and “Taxes – Taxation on Disposition of Shares” in the SAI.

For cash redemptions, each Fund typically expects to meet such redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio securities. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Funds may access a line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements), to meet redemption requests.

The SA Funds may suspend or postpone your right to redeem Fund shares on days when trading on the NYSE is restricted, or as otherwise permitted by the SEC. In addition, a Fund’s transfer agent, consistent with relevant regulatory guidance or court rulings, may place a temporary hold on the payment of redemption proceeds from an account if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term "Specified Adult" refers to an individual who is (A) a natural person age 65 and older, or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

The SA Funds may change its investment minimums or waive any minimums or requirements for certain investors.

The SA Funds may authorize certain investment providers to accept purchase, redemption and exchange orders from their customers on behalf of the SA Funds. Other intermediaries may also be designated to accept such orders, if approved by the SA Funds. Authorized intermediaries are responsible for transmitting orders on a timely basis. The SA Funds will be deemed to have received an order when the order is accepted in proper form by the SA Funds’ transfer agent or other authorized intermediary, and the order will be priced at the Fund’s next-determined NAV.

Portfolio Holdings Disclosure

The SA Funds’ portfolio holdings disclosure policy is described in the SAI.

Important Notice Regarding Delivery of Shareholder Documents

When the SA Funds send shareholders certain legal documents, such as this Prospectus, they may employ a technique commonly known as “householding,” in which a single copy of the relevant document is sent to all shareholders at a common address. (The SA Funds will not household personal information documents, such as account statements.)

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The Adviser considers this method of providing shareholders important information to be more efficient and cost-effective than sending multiple copies of the same document to a single address. If you agree, you do not need to take any action; the SA Funds will continue householding your documents for as long as you are a shareholder. However, if at any time you would like to request that the SA Funds not employ householding on your account(s), you may do so by calling (844) 366-0905. The SA Funds will provide you with an individual copy of each document you request within 30 days of receiving your request.

Identity Verification Procedures Notice

The USA PATRIOT Act of 2001 and U.S. federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account application, you will be required to supply the Trust with information, such as your taxpayer identification number, that will assist the Trust in verifying your identity. Until such verification is made, the Trust will prohibit share purchases. In addition, the Trust may limit additional share purchases or close an account if they are unable to verify a customer’s identity. As required by law, the Trust may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Pricing of Fund Shares

The net asset value per share of each Fund is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the investments of the Fund less any liabilities by the total outstanding shares of such Fund.

If the NYSE closes early, such as the day after Thanksgiving and Christmas Eve, the SA Funds accelerate calculation of NAV and corresponding transaction deadlines to that time. The NYSE is generally closed on all national holidays and Good Friday. SA Funds shares will not be priced on those days and other days on which the NYSE is closed. The price at which a purchase or sale of a Fund share is effected is based on the next calculation of the NAV after the order is received in proper form by the SA Funds’ transfer agent or other authorized intermediary.

Market or fair values of the SA Funds’ portfolio securities are determined as follows:

•	Domestic equity securities listed on a national securities exchange or stock market for which market quotations are readily available: at the official closing price, if any, or the last reported sale price of the day (on the exchange or stock market where the security is principally traded). In the absence of such reported prices: at the mean between the most recent quoted bid and asked prices, or if such prices are not available, the security will be fair valued.
•	Domestic equity securities listed on the over-the-counter (“OTC”) markets: at the official closing price, if any, or the last reported sale price of the day. In the absence of such reported prices: at the mean between the most recent quoted bid and asked prices. Other than with respect to OTC bulletin board securities, if the most recent quoted bid and asked prices are not available, the official closing price, if any, or the last reported sale price for the prior day will be used, or the security may be fair valued. With respect to OTC bulletin board securities, if only the most recent quoted bid price is available, at such bid price or if only the most recent quoted asked price is available, the security will be fair valued.
•	Foreign equity securities: at the official closing price, if any, or the last reported sale price at the close (or if the foreign market is not closed at the time of valuation, the last reported sale price at the time of valuation) of the exchange on which the securities are principally traded. In the absence of such reported prices: at the most recent quoted bid price, or if such price is not available, the security will be fair valued.
•	Bond and other fixed income securities: based on prices provided by independent pricing services or other reasonably reliable sources, including brokers/dealers.
•	Shares of an open-end investment company: at the open-end investment company’s NAV (the prospectuses for such investment companies contain information on those investment companies’ fair valuation procedures and the effects of fair valuation).
•	Forward currency contracts: based on prices provided by an independent pricing service. State Street Bank and Trust Company, the Funds’ sub-administrator, will interpolate prices when the life of the contract is not the same as a life for which quotations are offered.
•	Investments for which market quotations are not readily available, or for which available quotations do not appear to accurately reflect the current value of an investment: valued at fair value as determined in good faith by the valuation designee (“Valuation Designee”) appointed by the Board of Trustees pursuant to procedures approved by the Board of Trustees. The Board of Trustees has designated the Adviser to serve as the Valuation
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Designee for the Funds. Fair value pricing is based on subjective judgments, and it is possible that such pricing may vary significantly from the price actually received on a sale. The Valuation Designee periodically provides reports to the Board of Trustees on items related to its fair value of Fund investments.

Trading in many foreign securities may be completed at times that vary from the closing of the NYSE. The Funds value foreign securities at the latest market price in the foreign market immediately prior to the close of regular trading on the NYSE. If there is no such reported price, or if there is no trading volume, the most recent quoted bid price will be used. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars using the prevailing exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the SA Funds do not price their shares. Therefore, the net asset value of the portfolio of a Fund holding foreign securities may change on days when shareholders will not be able to buy or redeem shares.

Occasionally, events that affect the value of portfolio securities may occur between the times at which they are determined and the closing of the NYSE. Such events may be company-specific, such as an earnings report, country-or region-specific, such as a war or natural disaster, or global in nature. If such events materially affect the value of portfolio securities, these securities may be fair valued as determined in good faith by the Valuation Designee. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. Fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the SA Funds’ NAV by short-term traders.

The valuation of each share of the U.S. Micro Cap Portfolio and the DFA Portfolio (the “DFA Funds”) is described in their respective prospectuses and statements of additional information. The NAV per share of each DFA Fund is calculated after the close of the NYSE (normally, 4:00 p.m. Eastern Time) by dividing the total value of the investments and other assets of the DFA Fund less any liabilities by the total outstanding shares of the stock of the respective DFA Fund. The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. Eastern Time.

Distributions and Taxes

Each Fund generally distributes to its shareholders substantially all of its net investment income and realized net gains on its investments. When a Fund earns dividends from stocks and/or interest from debt securities and distributes those earnings to its shareholders, the distribution is called a dividend distribution. A Fund generally realizes a capital gain when it sells a security for a higher price than it paid and has net capital gains (if any) for a taxable year when the gains it realizes on sales of securities during that taxable year exceed losses it realizes on sales of other securities during that taxable year; when these net gains recognized on capital assets held for more than one year are distributed to shareholders, it is called a capital gain distribution.

Each Fixed Income Fund distributes dividends, if any, quarterly.

Each Equity Fund distributes dividends, if any, annually.

Each Fund distributes net capital gains, if any, at least annually.

You will receive distributions from a Fund in additional shares of that Fund unless you elect to receive your distributions in cash. If you wish to receive distributions in cash, you may either indicate your request on your account application, or you or your financial representative may notify the Adviser by calling (844) 366-0905.

Your investment in a Fund will have tax consequences that you should consider. Some of the more common federal tax consequences applicable to U.S. resident taxpayers are described below, but you should consult your tax advisor about your own particular situation.

Taxes on Distributions

Unless you hold Fund shares through an IRA or other tax-advantaged account, you will generally have to pay federal income tax on Fund distributions, regardless of whether you receive them in cash or reinvest them in additional Fund shares. Dividend distributions are taxable to a Fund’s shareholders even if they are paid from income and gains earned by the Fund prior to the shareholder’s investment and this were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund dividend distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable dividend distribution. Distributions

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that are derived from net capital gain (that is, the excess of net long-term capital gain, which is gain recognized on capital assets held for more than one year, over net short-term capital loss) generally will be taxed as long-term capital gains. Distributions of dividend income, the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”) and net ordinary gains (including net gains from certain foreign currency transactions), if any, generally will be taxed to you as ordinary income. The tax you pay on a given capital gain distribution generally depends on how long a Fund held the portfolio securities it sold; it does not depend on how long you held your Fund shares. The tax treatment of income, gains and losses attributable to foreign currency transactions as well as certain other financial transactions and instruments could affect the amount, timing, and character of a Fund’s distributions.

A portion of the dividend distributions from some of the Equity Funds may be eligible for the dividends-received deduction (“DRD”) for certain corporate shareholders, and may constitute “qualified dividend income” (“QDI”) and thus be eligible for taxation for individuals and certain other non-corporate shareholders (each, an “individual shareholder”) at the lower rates for net capital gain – a maximum of either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts. Your eligibility for the DRD or QDI taxation will, however, depend on your satisfying a holding period and certain other requirements. The Fixed Income Funds expect that their dividend distributions will be attributable primarily to ordinary income (interest) that is not QDI as well as will not be eligible for the DRD.

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest and net gains from the disposition of investment property (including certain dividends and capital gain distributions each Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over certain threshold amounts. This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.

You are required to report all Fund distributions on your federal income tax return. Each year the Trust or your custodian will send you information detailing the amount of dividends (including distributions of net short-term capital gain), the part thereof that is QDI and the amount of net capital gain distributed to you for the previous year.

The SA International Small Company Fund’s investments in Underlying Funds could affect the amount, timing and character of distributions to shareholders, as compared to a fund that directly invests in stocks, securities or other investments.

Taxes on Redemptions or Exchanges

If you redeem your shares of a Fund or exchange them for shares of another Fund, your taxable gain or loss will be computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a redemption) or the value of the shares received (in the case of an exchange). Because your tax basis typically depends on the original purchase price of your Fund shares and the price at which any distributions may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a redemption or exchange will result in a taxable gain or loss. In addition, the Trust or your custodian is generally required to furnish to you, and report to the Internal Revenue Service, cost basis information and holding (long-term or short-term) period for shares purchased after December 31, 2011 that you redeem.

Foreign Withholding Taxes

A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund’s total return on those securities would be decreased. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

Backup Withholding

By law, each Fund must withhold and remit to the U.S. Treasury 24% of distributions and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to you if you are an individual or certain other

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non-corporate shareholder and you have not provided a complete, correct taxpayer identification number to the Trust, and 24% of distributions if you are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Non-U.S. Shareholders

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund (and, under certain circumstances, at the rate of 21% (subject to legislative change) on certain capital gain dividends), as discussed in more detail in the SAI.

Descriptions of Indices

Each index is unmanaged, and unlike the SA Funds, is not affected by cash flows or trading and other expenses. Total returns for the indices used in this Prospectus are not adjusted to reflect taxes, expenses or other fees that the SEC requires to be reflected in each Fund’s performance.

Morningstar®  Developed Markets ex-US All Cap Target Market Exposure IndexSM. Morningstar®  considers 24 countries to be "developed markets" (23 with the exclusion of the United States). The Index includes 99% of the investable stocks in those 23 countries, virtually all of the stocks considered to be large cap, mid-cap, and small cap. The Index does not include any emerging market stocks.

Morningstar®  Developed Markets ex-US Small Cap Target Market Exposure IndexSM. The Index is comprised of small cap stocks in the 23 developed markets (ex the US) that have ranked market caps between 85% to 99% of the investable universe.

Morningstar®  Emerging Markets All Cap Target Market Exposure IndexSM. Morningstar®  considers 23 countries to be emerging markets. The Index includes 99% of the investable stocks in those 23 countries, virtually all of the stocks considered to be large cap, mid-cap, and small cap.

Morningstar®  US Core Bond IndexSM. The Index is comprised of USD-denominated investment grade bonds including US Treasury, US Agency, Corporate, Securitized, Covered, and Foreign (in USD), all with maturities over 1 year. The Index is calculated on a total return basis and is measured in U.S. dollars.

Morningstar®  Global Core Bond Hedged IndexSM. The Index is comprised of all investment grade fixed coupon bonds issued either in developed or in emerging markets worldwide, each having a maturity of 1 year or greater. The Index includes bonds issued by domestic or foreign treasuries, domestic or foreign government-related (i.e., agencies), supranational issuers, securitized & collateralized, and corporate issuers. All bond returns are hedged back to the US dollar.

Morningstar®  US 1-3 Yr Composite Government and Corporate Bond IndexSM. The Index is comprised of securities with maturities less than 3 years from the Morningstar®  US Composite Government and Corporate Bond IndexSM. The parent index is composed of fixed-rate, investment grade, U.S. dollar-denominated Corporate, Treasury and Agency bonds with maturities greater than one year. The broader index excludes bonds with embedded options, zero coupon bonds, securitized bonds, and convertible bonds. The Index is calculated on a total return basis and is measured in U.S. dollars.

Morningstar®  Global 1-5 Yr Treasury Bond Hedged IndexSM.  The Index is comprised of securities with maturities less than 5 years from the Morningstar®  Global Treasury Bond Hedged IndexSM. The parent index is composed of domestic treasury debt publicly issued by sovereign governments in their own currency (or in Euros as applicable), with maturities greater than one year, issued by countries identified by Morningstar®  as having developed markets. All bonds are hedged back to the U.S. dollar.

Morningstar®  US Market Extended IndexSM.  The Index measures the performance of U.S. equity securities and targets 99.5% market capitalization coverage of the investable U.S. universe. The Index is calculated on a total return basis and is measured in U.S. dollars.

Morningstar®  US Large-Mid Cap Broad Value IndexSM.  The Index targets U.S. equity securities in the cheaper half of the U.S. large and mid-cap markets, as measured by Morningstar’s style score. The Index is calculated on a total return basis and is measured in U.S. dollars.

Morningstar®  US Small Cap Extended IndexSM.  The Index measures the performance of U.S. securities that are within the Morningstar®  US Market Extended IndexSM and that fall within the 90th to the 99th percentile of ranked market capitalization of that investable universe. The Index is calculated on a total return basis and is measured in U.S. dollars.

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Morningstar®  Developed Markets ex-US Value Target Market Exposure IndexSM. The Index contains the cheaper half of the Morningstar®  Developed Markets ex-US Target Market Exposure IndexSM, with “cheaper” being defined by Morningstar’s style score. The Morningstar®  Developed Markets ex-US Target Market Exposure IndexSM selects those securities that provide exposure to the top 85% market capitalization by free float in each country. Developed markets are those considered “high income” by the World Bank, and currently constitutes (excluding the U.S.) 23 countries. The Index is measured in U.S. dollars and is calculated on a total return basis assuming the reinvestment of dividends after deduction of the local withholding tax that is withheld to non-resident individuals who do not benefit from double taxation treaties.

Morningstar®  Global Markets ex-US Small-Mid Cap IndexSM.  The Index is a subset of the Morningstar®  Global Markets ex-US IndexSM. It contains stocks considered to be small or mid-cap, which includes those stocks falling within the 70th and 97th percentile ranked by market cap. “Global Markets” include both the 23 countries with developed markets (excluding the United States) and the 24 countries considered to be emerging markets. The Index is measured in U.S. dollars and is calculated on a total return basis assuming the reinvestment of dividends after deduction of the local withholding tax that is withheld to non-resident individuals who do not benefit from double taxation treaties.

Morningstar®  Emerging Markets Value Target Market Exposure IndexSM. The Index contains the cheaper half of the Morningstar®  Emerging Markets Target Market Exposure IndexSM, with “cheaper” being defined by Morningstar’s style score. The Index selects those securities that provide exposure to the top 85% market capitalization by free float in each country (which Morningstar considers to be the large and mid-cap universe). Morningstar defines emerging markets as those countries not considered developed markets, but also meeting a minimum level of economic activity set by Morningstar®. The Index is measured in U.S. dollars and is calculated on a total return basis assuming the reinvestment of dividends after deduction of the local withholding tax that is withheld to non-resident individuals who do not benefit from double taxation treaties.

Morningstar®  US REIT IndexSM. The Index is a subset of the Morningstar®  Global REIT IndexSM  family. The Index tracks the performance of U.S. publicly traded REITs that have been identified for inclusion in the Index by a proprietary Morningstar®  industry classification methodology known as “GECS.” The qualifying standards for inclusion are that the REIT must contain companies that own, manage or lease investment-grade income-producing commercial real estate. The Index is calculated on a total return basis and is measured in U.S. dollars.

The SA Funds are not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (all such entities, collectively, “Morningstar®  Entities”). The Morningstar®  Entities make no representation or warranty, express or implied, to the owners of the SA Funds or any member of the public regarding the advisability of investing in mutual funds generally or in the SA Funds in particular or the ability of the Morningstar Index Data to track general mutual fund performance. The Morningstar®  Entities’ only relationship to the SA Funds – Investment Trust is the licensing of certain service marks and service names of Morningstar and of the Morningstar®  Index Data which is determined, composed and calculated by the Morningstar Entities without regard to the SA Funds – Investment Trust or the SA Funds. The Morningstar®  Entities have no obligation to take the needs of the SA Funds – Investment Trust or the owners of the SA Funds into consideration in determining, composing or calculating the Morningstar®  Index Data. The Morningstar®  Entities are not responsible for and has not participated in the determination of the prices and amount of the SA Funds or the timing of the issuance or sale of the SA Funds or in the determination or calculation of the equation by which the SA Funds are converted into cash. The Morningstar®  Entities have no obligation or liability in connection with the administration, marketing or trading of the SA Funds.

THE MORNINGSTAR®  ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR®  ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR®  ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SA FUNDS – INVESTMENT TRUST, OWNERS OR USERS OF THE SA FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SA FUNDS OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR®  ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE SA FUNDS OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR® ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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Financial Highlights

The following financial highlight tables are intended to help shareholders understand each Fund’s financial performance for the past five (5) years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). The information presented in the tables has been audited by Cohen & Company, Ltd., the Funds’ current independent registered public accounting firm. Reports from the independent registered public accounting firm, along with the Funds’ financial statements, are included in the Funds’ annual report to shareholders, and are incorporated by reference into the SAI, which is available upon request. You may obtain the annual report without charge by calling (844) 366-0905.

FINANCIAL HIGHLIGHTS

	SA U.S. Fixed Income Fund
	Year Ended June 30,
	2024		2023		2022	2021		2020
Net asset value, beginning of period	$9.46		$9.54		$10.12	$10.17		$10.16
Income from investment operations:
Net investment income (loss)	0.44	(1)	0.23	(1)	0.01 (1)	(0.02	)(1)(2)	0.13 (1)
Net realized and unrealized gain (loss) on investments	0.05		(0.08)		(0.58)	(0.03	)(2)	0.01
Total from investment operations	0.49		0.15		(0.57)	(0.05)		0.14
Less distributions from:
Net investment income	(0.44)		(0.23)		(0.01)	(0.00	)(3)	(0.13)
Net asset value, end of period	$9.51		$9.46		$9.54	$10.12		$10.17

Total return	5.27%		1.65%		(5.63)%	(0.48)%		1.42%
Net assets, end of period (000s)	$467,540		$406,534		$52,715	$68,818		$80,440
Ratio of net expenses to average net assets	0.40%		0.41%		0.63%	0.64%		0.63%
Ratio of gross expenses to average net assets	0.42	%(4)	0.44	%(4)	0.63%	0.64%		0.63%
Ratio of net investment income (loss) to average net assets	4.57%		2.46%		0.10%	(0.15)%		1.28%

Portfolio turnover rate	154%		29%		203%	113%		49%

(1)	Calculated based on average shares outstanding during the year.
(2)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(3)	Amount rounds to less than $(0.005) per share.
(4)	Gross expenses before waivers of expenses.
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FINANCIAL HIGHLIGHTS (Continued)

	SA Global Fixed Income Fund
	Year Ended June 30,
	2024	2023	2022	2021		2020
Net asset value, beginning of period	$8.52	$8.71	$9.44	$9.42		$9.63
Income from investment operations:
Net investment income (loss)	0.36 (1)	0.17 (1)	0.03 (1)	(0.03	)(1)	0.00	(1)(2)
Net realized and unrealized gain (loss) on investments	0.08	(0.08)	(0.74)	0.05		0.14
Total from investment operations	0.44	(0.09)	(0.71)	0.02		0.14
Less distributions from:
Net investment income	(0.12)	(0.28)	(0.02)	—		(0.35)
Net asset value, end of period	$8.84	$8.52	$8.71	$9.44		$9.42

Total return	5.19%	1.06%	(7.50)%	0.21%		1.46%
Net assets, end of period (000s)	$585,215	$673,458	$80,670	$88,378		$100,567
Ratio of net expenses to average net assets	0.52%	0.52%	0.71%	0.73%		0.73%
Ratio of gross expenses to average net assets	0.52%	0.52%	0.71%	0.73%		0.73%
Ratio of net investment income (loss) to average net assets	4.10%	2.01%	0.37%	(0.30)%		0.01%

Portfolio turnover rate	182%	97%	103%	111%		58%

(1)	Calculated based on average shares outstanding during the year.
(2)	Amount rounds to less than $0.005 per share.
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FINANCIAL HIGHLIGHTS (Continued)

	SA U.S. Core Market Fund
	Year Ended June 30,
	2024		2023		2022	2021	2020
Net asset value, beginning of period	$27.61		$24.52		$30.22	$23.37	$24.79
Income from investment operations:
Net investment income	0.24	(1)	0.24	(1)	0.14 (1)	0.14 (1)	0.23 (1)
Net realized and unrealized gain (loss) on investments	6.15		4.23		(3.46)	8.87	1.43
Total from investment operations	6.39		4.47		(3.32)	9.01	1.66
Less distributions from:
Net investment income	(0.25)		(0.22)		(0.11)	(0.22)	(0.26)
Capital gains	—		(1.16)		(2.27)	(1.94)	(2.82)
Total distributions	(0.25)		(1.38)		(2.38)	(2.16)	(3.08)
Net asset value, end of period	$33.75		$27.61		$24.52	$30.22	$23.37

Total return	23.29%		19.19%		(12.44)%	39.94%	6.31%
Net assets, end of period (000s)	$688,355		$640,876		$77,555	$106,102	$112,429
Ratio of net expenses to average net assets	0.67	%(3)	0.68	%(3)	0.86%	0.87%	0.88%
Ratio of gross expenses to average net assets	0.68	%(2)(4)	0.69	%(2)(4)	0.86%	0.87%	0.88%
Ratio of net investment income to average net assets	0.81%		0.94%		0.48%	0.53%	0.98%

Portfolio turnover rate	1%		3%		9%	1%	3%

(1)	Calculated based on average shares outstanding during the year.
(2)	Gross expenses before waivers of expenses.
(3)	The ratio of net expenses to average net assets excluding ReFlow liquidity program fee were as follows:

Year ended June 30, 2024      0.65%

Year ended June 30, 2023      0.66%

(4)	The ratio of gross expenses to average net assets excluding ReFlow liquidity program fee were as follows:

Year ended June 30, 2024      0.66%

Year ended June 30, 2023      0.68%

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FINANCIAL HIGHLIGHTS (Continued)

	SA U.S. Value Fund
	Year Ended June 30,
	2024		2023		2022	2021	2020
Net asset value, beginning of period	$18.88		$18.28		$20.71	$14.10	$17.13
Income from investment operations:
Net investment income	0.33	(1)	0.32	(1)	0.26 (1)	0.21 (1)	0.28 (1)
Net realized and unrealized gain (loss) on investments	2.66		1.67		(1.80)	6.66	(2.39)
Total from investment operations	2.99		1.99		(1.54)	6.87	(2.11)
Less distributions from:
Net investment income	(0.34)		(0.33)		(0.22)	(0.26)	(0.26)
Capital gains	—		(1.06)		(0.67)	—	(0.66)
Total distributions	(0.34)		(1.39)		(0.89)	(0.26)	(0.92)
Net asset value, end of period	$21.53		$18.88		$18.28	$20.71	$14.10

Total return	15.96%		11.31%		(7.88)%	49.17%	(13.42)%
Net assets, end of period (000s)	$546,657		$520,198		$59,594	$80,613	$74,571
Ratio of net expenses to average net assets	0.74	%(2)	0.77	%(2)	0.94%	0.95%	0.95%
Ratio of gross expenses to average net assets	0.74	%(3)	0.77	%(3)	0.94%	0.95%	0.95%
Ratio of net investment income to average net assets	1.66%		1.72%		1.26%	1.24%	1.71%

Portfolio turnover rate	6%		5%		10%	5%	10%

(1)	Calculated based on average shares outstanding during the year.
(2)	The ratio of net expenses to average net assets excluding ReFlow liquidity program fee were as follows:

Year ended June 30, 2024      0.73%

Year ended June 30, 2023      0.75%

(3)	The ratio of gross expenses to average net assets excluding ReFlow liquidity program fee were as follows:

Year ended June 30, 2024      0.73%

Year ended June 30, 2023      0.75%

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FINANCIAL HIGHLIGHTS (Continued)

	SA U.S. Small Company Fund
	Year Ended June 30,
	2024		2023		2022	2021	2020
Net asset value, beginning of period	$25.33		$22.68		$33.74	$21.77	$25.46
Income from investment operations:
Net investment income	0.14	(1)	0.15	(1)	0.09 (1)	0.06 (1)	0.09 (1)
Net realized and unrealized gain (loss) on investments	2.72		3.25		(4.02)	12.60	(2.62)
Total from investment operations	2.86		3.40		(3.93)	12.66	(2.53)
Less distributions from:
Net investment income	(0.14)		(0.12)		(0.07)	(0.06)	(0.07)
Capital gains	(0.82)		(0.63)		(7.06)	(0.63)	(1.09)
Total distributions	(0.96)		(0.75)		(7.13)	(0.69)	(1.16)
Net asset value, end of period	$27.23		$25.33		$22.68	$33.74	$21.77

Total return	11.43%		15.29%		(15.24)%	58.84%	(10.66)%
Net assets, end of period (000s)	$308,533		$305,600		$34,945	$59,623	$55,701
Ratio of net expenses to average net assets	0.89	%(3)	0.91	%(3)	1.09%	1.14%	1.14%
Ratio of gross expenses to average net assets	0.89	%(2)(4)	0.91	%(2)(4)	1.09%	1.14%	1.14%
Ratio of net investment income to average net assets	0.55%		0.60%		0.31%	0.20%	0.38%

Portfolio turnover rate	7%		8%		7%	7%	14%

(1)	Calculated based on average shares outstanding during the year.
(2)	Gross expenses before waivers of expenses.
(3)	The ratio of net expenses to average net assets excluding ReFlow liquidity program fee were as follows:

Year ended June 30, 2024      0.88%

Year ended June 30, 2023      0.90%

(4)	The ratio of gross expenses to average net assets excluding ReFlow liquidity program fee were as follows:

Year ended June 30, 2024      0.88%

Year ended June 30, 2023      0.90%

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FINANCIAL HIGHLIGHTS (Continued)

	SA International Value Fund
	Year Ended June 30,
	2024		2023		2022	2021	2020
Net asset value, beginning of period	$12.21		$10.86		$12.25	$8.71	$10.96
Income from investment operations:
Net investment income	0.41	(1)	0.41	(1)	0.41 (1)	0.28 (1)	0.19 (1)
Net realized and unrealized gain (loss) on investments	1.10		1.39		(1.43)	3.48	(2.03)
Total from investment operations	1.51		1.80		(1.02)	3.76	(1.84)
Less distributions from:
Net investment income	(0.44)		(0.45)		(0.37)	(0.22)	(0.41)
Net asset value, end of period	$13.28		$12.21		$10.86	$12.25	$8.71

Total return	12.57%		17.05%		(8.57)%	43.64%	(17.62)%
Net assets, end of period (000s)	$545,490		$545,424		$56,827	$80,507	$80,664
Ratio of net expenses to average net assets	0.90	%(3)	0.91	%(3)	1.11%	1.11%	1.11%
Ratio of gross expenses to average net assets	0.91	%(2)(4)	0.93	%(2)(4)	1.11%	1.11%	1.11%
Ratio of net investment income to average net assets	3.20%		3.63%		3.36%	2.64%	1.92%

Portfolio turnover rate	12%		11%		12%	9%	13%

(1)	Calculated based on average shares outstanding during the year.
(2)	Gross expenses before waivers of expenses.
(3)	The ratio of net expenses to average net assets excluding ReFlow liquidity program fee were as follows:

Year ended June 30, 2024      0.90%

Year ended June 30, 2023      0.91%

(4)	The ratio of gross expenses to average net assets excluding ReFlow liquidity program fee were as follows:

Year ended June 30, 2024      0.91%

Year ended June 30, 2023      0.92%

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FINANCIAL HIGHLIGHTS (Continued)

	SA International Small Company Fund
	Year Ended June 30,
	2024	2023		2022	2021		2020
Net asset value, beginning of period	$19.38	$18.39		$24.44	$17.32		$19.75
Income from investment operations:
Net investment income	0.47 (1)	0.45	(1)	0.44 (1)	0.24	(1)	0.31 (1)
Net realized and unrealized gain (loss) on investments	1.41	1.64		(5.16)	7.31		(1.57)
Total from investment operations	1.88	2.09		(4.72)	7.55		(1.26)
Less distributions from:
Net investment income	(0.51)	(0.33)		(0.57)	(0.24)		(0.35)
Capital gains	(0.15)	(0.77)		(0.76)	(0.19)		(0.82)
Total distributions	(0.66)	(1.10)		(1.33)	(0.43)		(1.17)
Net asset value, end of period	$20.60	$19.38		$18.39	$24.44		$17.32

Total return	9.86%	11.85%		(20.33)%	43.94%		(7.26)%
Net assets, end of period (000s)	$249,866	$246,791		$26,761	$43,416		$41,203
Ratio of net expenses to average net assets†	0.52%	0.55%		0.74%	0.75%		0.75%
Ratio of gross expenses to average net assets†	0.52%	0.55	%(2)	0.74%	0.75	%(2)	0.75%
Ratio of net investment income to average net assets†(3)	2.39%	2.43%		1.92%	1.11%		1.63%

Portfolio turnover rate(4)	4%	7%		8%	2%		6%

†	The DFA International Small Company Portfolio expenses are not included in the stated expense information of the SA International Small Co. Fund. Financial statements and other information about the DFA Portfolio are available at https://www.dimensional.com.
(1)	Calculated based on average shares outstanding during the year.
(2)	Gross expenses before waivers of expenses.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)	The SA International Small Company Fund invests substantially all of its assets in the DFA Portfolio. Financial statements and other information about the DFA Portfolio are available at https//www.dimensional.com.
Call toll-free 1.844.366.0905	Prospectus | 93

FINANCIAL HIGHLIGHTS (Continued)

	SA Emerging Markets Value Fund
	Year Ended June 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$9.56	$9.20	$11.15	$7.75	$9.85
Income from investment operations:
Net investment income	0.27 (1)	0.35 (1)	0.32 (1)	0.17 (1)	0.18 (1)
Net realized and unrealized gain (loss) on investments	1.29	0.32	(1.97)	3.40	(2.07)
Total from investment operations	1.56	0.67	(1.65)	3.57	(1.89)
Less distributions from:
Net investment income	(0.40)	(0.31)	(0.30)	(0.17)	(0.21)
Net asset value, end of period	$10.72	$9.56	$9.20	$11.15	$7.75

Total return	16.83%	7.72%	(15.07)%	46.51%	(19.60)%
Net assets, end of period (000s)	$207,819	$190,083	$17,439	$24,222	$22,078
Ratio of net expenses to average net assets	1.04%	1.05%	1.24%	1.32%	1.35%
Ratio of gross expenses to average net assets(2)	1.34%	1.34%	1.54%	1.61%	1.61%
Ratio of net investment income to average net assets	2.75%	3.82%	3.05%	1.83%	2.06%

Portfolio turnover rate	13%	12%	19%	22%	22%

(1)	Calculated based on average shares outstanding during the year.
(2)	Gross expenses before waivers of expenses.
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FINANCIAL HIGHLIGHTS (Continued)

	SA Real Estate Securities Fund
	Year Ended June 30,
	2024		2023		2022	2021	2020
Net asset value, beginning of period	$10.59		$12.00		$13.95	$11.02	$12.43
Income from investment operations:
Net investment income	0.29	(1)	0.29	(1)	0.15 (1)	0.17 (1)	0.22 (1)
Net realized and unrealized gain (loss) on investments	0.31		(0.91)		(0.85)	3.20	(1.08)
Total from investment operations	0.60		(0.62)		(0.70)	3.37	(0.86)
Less distributions from:
Net investment income	(0.30)		(0.19)		(0.13)	(0.29)	(0.15)
Capital gains	(0.04)		(0.60)		(1.12)	(0.15)	(0.40)
Total distributions	(0.34)		(0.79)		(1.25)	(0.44)	(0.55)
Net asset value, end of period	$10.85		$10.59		$12.00	$13.95	$11.02

Total return	5.61%		(4.95)%		(6.51)%	31.57%	(7.47)%
Net assets, end of period (000s)	$123,998		$125,155		$15,527	$23,828	$24,097
Ratio of net expenses to average net assets	0.76	%(3)	0.77	%(3)	0.95%	0.95%	0.95%
Ratio of gross expenses to average net assets(2)	0.86	%(4)	0.87	%(4)	1.02%	1.05%	1.02%
Ratio of net investment income to average net assets	2.73%		2.67%		1.04%	1.44%	1.82%

Portfolio turnover rate	2%		2%		2%	4%	3%

(1)	Calculated based on average shares outstanding during the year.
(2)	Gross expenses before waivers of expenses.
(3)	The ratio of net expenses to average net assets excluding ReFlow liquidity program fee were as follows:

Year ended June 30, 2024      0.75%

Year ended June 30, 2023      0.76%

(4)	The ratio of gross expenses to average net assets excluding ReFlow liquidity program fee were as follows:

Year ended June 30, 2024      0.85%

Year ended June 30, 2023      0.86%

Call toll-free 1.844.366.0905	Prospectus | 95

SA FUNDS – INVESTMENT TRUST

PRIVACY POLICY

We greatly value our clients’ privacy*. You have entrusted us with both your financial assets and your private financial information, and we will work diligently to maintain that trust. We want you to know that:

•	We do not sell your personal information to anyone.
•	We will not disclose your personal information, except in accordance with this Privacy Policy.
•	This Privacy Policy applies to all our prospective, current and former clients.

STATEMENT OF PRIVACY POLICY

It shall be our policy to protect the confidentiality of your personal information. Personal information shall be disclosed only for the purposes of establishing or administering your accounts, or as listed below.

Procedures

1. Identification of our Clients

Pursuant to our Privacy Policy, we protect the personal information of individuals who obtain or have obtained financial products or services from us, as well as anyone who has a continuing relationship with us for the provision of financial products or services for personal use (“clients”).

2. Identification of Non-Public Personal Information

We collect your personal information from your advisory and custodian account applications, investment policy questionnaires and statements; account transactions and historical information; correspondence we may have with you or your advisors; and from your personal advisors, including your attorneys, accountants and tax advisors. Information that is not considered “your personal information” includes information about you available to the general public or by law (such as prospectuses and shareholder reports). Information deemed to be your personal information shall continue to be treated as non-public personal information under this Privacy Policy unless we reasonably believe it to be publicly available through no fault of ours or our employees.

3. Sharing Your Personal Information

In order to establish and administer accounts and to provide financial products or services to clients, we share your personal information with certain affiliated- and non-affiliated third parties. We may also share non-public personal information, under certain circumstances, with our employees or affiliates and third parties as necessary:

1.	To establish and administer your accounts;
2.	To process transactions for you;
3.	To maintain and service your accounts;
4.	To fulfill legal or regulatory obligations; and
5.	Otherwise as required or permitted by law.

We will not share non-public personal information with affiliates or third parties for marketing purposes.

*  Our prospective, current and former clients are collectively referred to as “you” and “your”, and the financial information covered by this Privacy Policy is referred to as “your personal information.” SA Funds – Investment Trust and Buckingham Strategic Partners, LLC, its administrator and investment advisor, are collectively referred to as “we” “our” or “us.”

This Privacy Policy is not part of the Prospectus.

96 |	http://sa-funds.com

4. Protection of Your Personal Information

We have implemented and will enforce physical, electronic and procedural safeguards in order to protect the confidentiality of your non-public personal information. Such safeguards shall include maintaining your files in a single physical or electronic area restricted from public access; requiring password protection for your personal information made available by us on the Internet; and providing training to employees regarding the proper use and protection of non-public personal information.

Prior to disclosure of your non-public personal information to any non-affiliated third party or consultant, the recipient of such information will be required to sign an agreement prohibiting use of the non-public personal information for any purpose other than that for which it is disclosed, and further prohibiting the recipient from disclosing it to any other parties. Affiliates with whom your personal information is shared must have policies and procedures in place similar to this Privacy Policy or sign agreements prohibiting them from using the non-public personal for any purpose other than as necessary, and further prohibiting them from disclosing non-public personal information they have received from us to other parties.

Access to non-public personal information by employees, contractors and consultants shall be limited to those persons whose job responsibilities require access to the information.

5. Privacy Notices

We shall provide this Privacy Policy to you upon establishing a relationship with us. We shall also provide a Privacy Notice to you annually and whenever there are material changes to this Privacy Policy. The Privacy Notice is included with the Prospectus of the SA Funds – Investment Trust which is sent or made available to you annually if you own shares of the Trust.

6. Opportunities to Opt Out

Applicable laws and regulations do not require that we provide clients the opportunity to opt out of any disclosure of non-public personal information, as stated in this Privacy Policy, to those persons whose job responsibilities require access to the information. In the event that we wish to disclose non-public personal information in a way that applicable laws would require an opportunity to opt out, we shall provide an amended Privacy Notice to you with the required opt-out provision before your non-public personal information is disclosed, and you will receive a reasonable opportunity to opt out of such disclosure.

This Privacy Policy is not part of the Prospectus.

Call toll-free 1.844.366.0905	Prospectus | 97

For More Information

More information about the SA Funds is available free upon request, including the following:

Annual and Semi-Annual Reports

Statement of Additional Information (SAI)

The SAI provides more details about the SA Funds, their policies and the SA Funds’ Trustees. A current SAI is on file with the U.S. Securities and Exchange Commission (SEC) and is incorporated by reference in, and therefore is legally a part of, this Prospectus.

Additional information about the SA Funds’ investments is available in the SA Funds’ Annual and Semi-Annual Reports to shareholders and in Form N-CSR. In the SA Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the SA Funds’ performance during their last fiscal year. In Form N-CSR, you will find the Funds’ financial statements.

To make inquiries to the SA Funds by telephone or by mail or to obtain copies of the SAI, Annual and Semi-Annual Reports or other information without charge:

By telephone

Call 1-844-366-0905

By mail

Write to:

SA Funds – Investment Trust

c/o Buckingham Strategic Partners, LLC

8182 Maryland Avenue Suite 500

St. Louis, Missouri 63105

On the Internet

You may find more information about the SA Funds and obtain copies of the SA Funds’ SAI, Annual and Semi-Annual Reports on the Internet at http://www.sa-funds.com. Text-only versions of the SA Funds’ documents can be viewed online or downloaded from the SEC’s website at: http://www.sec.gov. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov.

SA Funds–Investment Trust

SEC file number: 811-09195

SA-PRO-COMBO-1024

PROSPECTUS

October 28, 2024

This Prospectus describes one (1) Fund (a “Fund” or “Allocation Fund”) offered by SA Funds Investment Trust (the “Trust”) and the shares offered by the Trust on behalf of the Allocation Fund. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

PORTFOLIOS OF INVESTMENTS

SA Worldwide Moderate Growth Fund (SAWMX)

Prospectus | 1

Fund Summary

SA Worldwide Moderate Growth Fund

GOAL

The Fund’s goal is long-term capital appreciation and current income with a greater emphasis on long-term capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.00%
Shareholder servicing fee	0.00%
Other expenses	0.86%
Acquired fund fees and expenses	0.71%
Total annual Fund operating expenses	1.57%
Fee waiver and/or expense reimbursement[1]	(0.86)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.71%

[1]	The Adviser has contractually agreed to waive fees and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed the total annual acquired fund fees and expenses related to the Fund’s investments in the Underlying SA Funds, any other investment companies advised or sub-advised by the Adviser, or any money market fund. This expense limitation will remain in effect until October 28, 2025 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund.

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$73	$411	$774	$1,794

PORTFOLIO TURNOVER

A mutual fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when mutual fund shares are held in a taxable account. The Fund, which operates as a fund of funds and invests in the Underlying SA Funds, does not pay transaction costs when buying and selling shares of the Underlying SA Funds; however, each of the Underlying SA Funds pay transaction costs when buying and selling securities for its portfolio. The transaction costs incurred by the Underlying SA Funds, which are not reflected in annual Fund operating expenses or in the expense example, affect the performance of the Underlying SA Funds and the Fund. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in other mutual funds (“Underlying SA Funds”) managed by Buckingham Strategic Partners, LLC (“Adviser”) comprising various asset categories and strategies. The Adviser has established an asset allocation target for the Fund. This target is the approximate percentage of the Fund’s assets that will be invested in equity investments and fixed income investments. Under normal market conditions, the Fund currently expects to invest approximately 70% of its assets in equity investments and approximately 30% of its assets in fixed income investments as represented by the holdings of the Underlying SA Funds in which the Fund invests. Actual allocations to fixed income investments or equity investments can deviate by up to 10%.

The Fund generally intends to remain well-diversified across countries and geographical regions. The Fund will normally invest at least 25% of its total assets in equity and fixed income investments issued by foreign companies and governments. Equity investments of the Underlying SA Funds may include securities of U.S. companies and foreign companies in developed and emerging market countries. Investments will include securities of small-,

2   |  Summary Prospectus

mid- and large-capitalization companies and will be broadly diversified across companies and industries. Investments may also include securities of real estate companies, including real estate investment trusts. Equity securities in which the Underlying SA Funds may invest include common stocks, preferred stocks, warrants, American Depositary Receipts and similar instruments. Fixed income investments of the Underlying SA Funds may include obligations issued or guaranteed by the U.S. or foreign governments or their respective agencies or instrumentalities, corporate debt obligations of U.S. and foreign issuers, obligations of supranational organizations, U.S. and foreign bank obligations, commercial paper, and repurchase agreements. Fixed income investments are normally investment grade securities (rated at least BBB- by Standard & Poor’s (“S&P”), Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or BBB- by Fitch Ratings Inc. (“Fitch”) or, if unrated, determined to be of comparable quality) that mature within five years from the date of settlement.

The Adviser has formulated the asset class allocations and bases investments in the Underlying SA Funds on its outlook for, and the relative valuations of, the Underlying SA Funds and the various markets in which they invest. The Adviser may change the asset class allocations and the particular Underlying SA Funds in which the Fund invests, without notice or shareholder approval. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in Underlying SA Funds that may offer superior opportunities given market conditions.

The Underlying SA Funds in which the Fund may invest are described under “Information about the Underlying SA Funds.”

PRINCIPAL INVESTMENT RISKS

You may lose money if you invest in the Fund. The principal risks that apply to the Fund (either directly or through its investments in the Underlying SA Funds) are:

•	Affiliated Fund Risk: In managing a Fund that invests in Underlying SA Funds, the Adviser will have the authority to select and substitute the Underlying SA Funds. The Adviser may be subject to potential conflicts of interest in allocating the Fund’s assets among the various Underlying SA Funds because the fees payable to it by some of the Underlying SA Funds are higher than the fees payable by other Underlying SA Funds and because the Adviser is also responsible for managing, administering, and providing shareholder servicing to the Underlying SA Funds.

•	Investment in Underlying SA Funds Risk: The investment performance of the Fund is affected by the investment performance of the Underlying SA Funds in which the Fund invests. In addition, the Fund’s net asset value (“NAV”) per share is subject to fluctuations in the NAVs of the Underlying SA Funds in which it invests. The Fund is also subject to the risks associated with the securities in which the Underlying SA Funds invest and the ability of the Fund to achieve its investment objective depends on the ability of the Underlying SA Funds to meet their investment objectives and on the Adviser’s decisions regarding the allocation of the Fund’s assets among the Underlying SA Funds. The extent to which the investment performance and risks associated with the Fund correlates to those of a particular Underlying SA Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying SA Fund, which will vary. There can be no assurance that the investment objective of the Fund or any Underlying SA Fund will be achieved. When the Fund invests in Underlying SA Funds, the Fund will indirectly bear its proportionate share of the fees and expenses of these Underlying SA Funds in addition to the direct fees and expenses of the Fund. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. As the Fund’s allocation to the Underlying SA Funds changes from time to time, or to the extent that the expense ratios of the Underlying SA Funds change, the operating expenses of the Underlying SA Funds borne by the Fund may increase or decrease.

•	Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, pandemics or other national/international health and safety emergencies, war or other conflicts around the globe, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

•	Allocation Risk: The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to develop an appropriate asset class allocation model and select an appropriate mix and weighting of Underlying SA Funds. There is a risk that the Adviser’s evaluations and assumptions regarding asset classes, market segments or selection of Underlying SA Funds fails to produce the intended results which could cause the Fund to underperform other funds with a similar investment objective.

•	Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

•

Capitalization Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Stocks of medium-size companies are usually more sensitive

Summary Prospectus | 3

to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile. The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

•	Management Risk: The investment techniques and risk analyses applied by the Adviser may not produce the desired results. Furthermore, legislative regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Adviser in connection with managing the Allocation Fund or the Underlying SA Funds. There is no guarantee that the investment objective of the Allocation Fund or the Underlying SA Funds will be achieved.

•	Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes that result in events or circumstances that negatively impact the operations of the Fund and that may adversely impact Fund performance. Various operational events or circumstances are outside the Adviser’s and Sub-Adviser’s control, including instances at third parties. The Fund, the Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

•	Value Stock Risk: Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies. In addition, particular value stocks in which the Underlying SA Funds invest may perform negatively even during periods when value stocks, in general, perform positively.

•	Interest Rate Risk: Generally, when market interest rates rise, the value of fixed income securities declines, and vice versa. Investing in such securities means that the Fund’s NAV will tend to decline if market interest rates rise. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. In addition, fluctuations in interest rates may adversely affect the liquidity of certain fixed-income securities held by the Fund.

•	Credit Risk: The risks that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

•	Liquidity Risk: Illiquid investments may be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which it is being carried. Liquidity risk can be more pronounced during periods of market turmoil or economic uncertainty.

•	Investment Grade Securities Risk: Fixed income securities commonly are rated by national bond ratings agencies. Securities rated in the lower investment grade rating categories (e.g., BBB by S&P or Fitch or Baa by Moody’s) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•	U.S. Government Securities Risk: U.S. government guarantees on fixed income securities do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

•

Foreign Securities and Currency Risk: Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; currency controls or redenomination; changes in tax policy; high transaction costs; settlement, custodial or other operational risks;

4   |  Summary Prospectus

and less stringent accounting, auditing, financial reporting, and legal standards and practices. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Values of securities denominated in foreign currencies also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies.

•	European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money.

•	Emerging Markets Risk: Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets. Numerous emerging market countries have experienced serious, and frequently continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under emergency conditions. These risks may be magnified in countries that are frontier markets.

•	Foreign Government and Supranational Organization Obligations Risk: Investments in foreign government obligations are exposed to the direct or indirect consequences of political, social, and economic changes in various countries. There is generally limited legal recourse in the event of a default with respect to foreign government and supranational organization obligations.

•	Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies.

•	Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives and other similar investments (referred to herein collectively as “derivatives”) may be considered to carry more risk than other types of investments. When an Underlying SA Fund uses derivatives, the Fund will be exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit, operational, legal, leverage and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for an Underlying SA Fund.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The table also includes the performance of an additional index with a similar investment universe as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns (per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2024 was 5.64%.

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Highest/lowest quarterly return during the period shown:

	Quarter Ended	Total Return
Best Quarter	12/31/2020	14.24%
Worst Quarter	03/31/2020	(21.96)%

Average Annual Total Returns (for periods ended December 31, 2023)	1 Year	5 Years	Since Fund Inception(a)
Return Before Taxes	13.59%	7.92%	5.85%
Return After Taxes on Distributions	12.39%	6.51%	4.68%
Return After Taxes on Distributions and Sale of Fund Shares	8.72%	6.03%	4.45%
Morningstar® Global IndexSM*	21.53%	11.37%	8.29%
Morningstar® US Moderate Target Allocation IndexSM**	16.75%	8.84%	7.08%
(a)	July 1, 2015.
*	Effective June 30, 2024, the Morningstar® Global IndexSM became the Fund’s broad-based securities market index (also referred to as the “Primary Benchmark”). The Morningstar® Global IndexSM serves as the Fund’s regulatory index and provides a broad measure of market performance. The Morningstar® US Moderate Target Allocation IndexSM is the Fund’s additional index (also referred to as the “Secondary Benchmark”) and is more representative of the Fund’s investment universe than the regulatory index.
**	Prior to June 30, 2024, the Morningstar® US Moderate Target Allocation IndexSM was the Fund’s broad-based securities market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

Buckingham Strategic Partners, LLC is the Adviser.

PORTFOLIO MANAGERs

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

Sheldon McFarland, Director of Investment Strategy, has been a Fund Manager of the Fund since inception.

Brian Haywood, Investment Strategy Advisor of Buckingham Strategic Partners has been a Fund Manager of the Fund since June 1, 2023.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 7 of this Prospectus.

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Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial intermediaries

Buying and Selling Fund Shares

Shares of the Allocation Fund are available through certain investment providers such as investment advisors, brokerage firms and retirement programs. You may buy or sell shares of the Fund on any day that the New York Stock Exchange (the “NYSE”) is open. Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, a sale or exchange of Allocation Fund shares generally will be a taxable event which will generate a capital gain or loss, and special rules may apply when determining gain or loss. See “Distributions and Taxes – Taxes on Distributions” in this prospectus, and “Taxes – Taxation on Disposition of Shares” in the Statement of Additional Information. Please contact any authorized investment provider to buy or sell shares of the Fund.

The minimum initial purchase amount of the Allocation Fund is $5,000. Additional purchases can be as little as $2,500.

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Allocation Fund makes actual or deemed distributions of ordinary income, net capital gains or a combination of the two to you. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

Payments to Investment Providers and Other Financial Intermediaries

When you purchase shares of the Allocation Fund through investment providers, such as investment advisors, brokerage firms and retirement programs, or other financial intermediaries, the Adviser or its affiliates may pay the investment provider or other financial intermediary to support the sale of Allocation Fund shares and for related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Allocation Fund over another investment. Ask your investment provider or visit your investment provider’s website for more information.

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Investment Profile of the Allocation Fund

The Allocation Fund is designed as a convenient tool to help investors meet retirement and other goals. Investors may choose to invest in the Allocation Fund based on their risk tolerance, investment time horizons and personal investment goals.

There is one Allocation Fund. The SA Worldwide Moderate Growth Fund represents a highly diversified portfolio of equity and debt securities of U.S. and foreign issuers. The Allocation Fund’s broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund’s overall price volatility.

The Fund pursues its investment objective by investing in other mutual funds (“Underlying SA Funds”), which are managed by Buckingham Strategic Partners, LLC (the “Adviser”). The chart below describes the Allocation Fund according to its investment objective, emphasis on current income and capital appreciation:

Fund	Investment Objective	Current Income	Capital Appreciation
SA Worldwide Moderate Growth Fund	Provide long-term capital appreciation and current income with a greater emphasis on long-term capital appreciation	Low to Medium	Medium to High

The Allocation Fund’s asset allocation is designed to provide different levels of equity and fixed income securities exposure, which may result in different levels of overall risk. Generally, the Adviser expects that a Fund with greater exposure to fixed income securities should experience less portfolio fluctuation and thus lower price volatility than a Fund with greater exposure to equity securities. The SA Worldwide Moderate Growth Fund is designed for investors who have a moderate tolerance for portfolio fluctuations.

The Adviser has established an asset allocation target for the Fund. This target is the approximate percentage of the Allocation Fund’s assets that is invested in either equity securities or fixed income securities (referred to herein as “asset classes”) as represented by equity securities holdings or fixed income securities holdings of Underlying SA Funds in which the Fund invests. These asset allocation targets may be changed without notice or shareholder approval. The following chart describes the current asset allocation targets among the asset classes for each Fund:

Asset Class	SA Worldwide Moderate Growth Fund
Equities	70%
Fixed Income	30%

Actual allocations can deviate from the amounts shown above by up to 10% for each asset class with respect to the Fund. To maintain target allocations, adjustments may be made by purchasing or selling shares of the Underlying SA Funds or applying future investment and redemptions by the Fund in proportions necessary to rebalance the investments in the Underlying SA Funds. The Allocation Fund also may deviate temporarily from its asset allocation targets for temporary defensive purposes.

The Adviser establishes the asset allocation targets for each asset class and identifies the specific Underlying SA Funds in which to invest based on its assessment of economic conditions and the outlook for, and the relative valuations of, the Underlying SA Funds and the various markets in which they invest. The Allocation Fund expects to invest in all the Underlying SA Funds listed below. The Fund, however, may change the combination of Underlying SA Funds in its portfolio as may be determined from time to time by the Adviser without notice or shareholder approval.

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Underlying Fixed Income Funds:

SA U.S. Fixed Income Fund

SA Global Fixed Income Fund (together, the “Underlying Fixed Income Funds”)

Underlying Equity Funds:

SA U.S. Core Market Fund

SA U.S. Value Fund

SA U.S. Small Company Fund

SA International Value Fund

SA Emerging Markets Value Fund

SA Real Estate Securities Fund (together, the “Underlying Equity Funds”)

Please note that the Underlying SA Funds are available directly to investors and that an investor in the Allocation Fund bears both the fees and expenses of the Allocation Fund as well as the indirect fees and expenses of the Underlying SA Funds. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying SA Funds instead of in the Allocation Fund.

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More about the Allocation Fund

Changes in Investment Objectives and Investment Strategies

As described in this Prospectus, the Allocation Fund has its own investment objective, policies and strategies. There is no assurance that the Fund will achieve its investment objective. The investment objective of the Allocation Fund may be changed by the Trust’s Board of Trustees (the “Board of Trustees”) without prior notice or shareholder approval. All investment policies and strategies that are not specifically designated as fundamental may be changed without prior notice or shareholder approval.

Additional Information about Investment Strategies

The following provides information regarding additional investment strategies that the Fund may employ. The Allocation Fund also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the joint Statement of Additional Information (“SAI”) of the Allocation Fund and the Underlying SA Funds.

Cash Management. The Allocation Fund may maintain cash or invest up to 20% of its assets in short-term, high-quality, highly-liquid, fixed income obligations such as money market instruments, money market funds and short-term repurchase agreements pending investment or for liquidity purposes. Investments in money market funds also may involve a duplication of certain fees and expenses.

Temporary Defensive Positions. Notwithstanding the Allocation Fund’s applicable investment objective, for temporary defensive purposes all or part of the Allocation Fund’s assets may be invested in U.S. government securities, cash and/or short-term, high-quality, highly-liquid, fixed income obligations. Temporary defensive positions may be taken for the purposes of meeting redemption requests or protecting the Allocation Fund in the event the Adviser determines that market, economic, political or other conditions warrant a defensive posture. During such times, the Adviser also may reduce or eliminate the equity asset allocation of the Allocation Fund. Should the Allocation Fund take this action, it may not achieve its investment objective.

Other Permitted Investments.

The Allocation Fund may also directly invest in or purchase:

●	U.S. government securities and short-term paper;
●	shares of other registered investment companies (and registered unit investment trusts) where the adviser is not the same as, or affiliated with, the Adviser to the Allocation Fund;
●	shares of exchange traded funds;
●	domestic and foreign equity securities, which may include common and preferred stocks of small-, mid- and large-capitalization companies in both developed (including the U.S.) and emerging markets; or
●	domestic and foreign fixed-income securities, which may include but are not limited to debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranational organizations, inflation-protected securities, convertible bonds and exchange-traded notes. Investments in fixed-income securities may include securities of issuers in both developed markets (including the U.S.) and emerging markets.

Portfolio Turnover. The Allocation Fund turnover rate is expected to be low. The Fund will purchase or sell securities to: (i) accommodate purchases and sales of the Fund’s shares; and (ii) maintain or modify the allocation of the Fund’s assets among the Underlying SA Funds.

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Additional Information about Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Like all mutual funds, an investment in the Allocation Fund is not a bank deposit or obligation and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are descriptions of some of the risks, including principal risks, of investing in the Allocation Fund (either directly or through its investment in the Underlying SA Funds). The Allocation Fund follows a distinct investment strategy. To the extent the Allocation Fund invests in Underlying SA Funds that invest in equity securities and other equity instruments, the performance of the Fund will be subject to the risks of investing in equity securities and other equity instruments. To the extent the Allocation Fund invests in Underlying SA Funds that invest in fixed income securities and other fixed income instruments, the performance of the Fund will be subject to the risks of investing in fixed income securities and other fixed income instruments. The descriptions appear in alphabetical order, not in order of importance. For further details about risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary risk factors for the Allocation Fund, see the SAI.

● Affiliated Fund Risk: In managing the Allocation Fund that invests in Underlying SA Funds, the Adviser will have the authority to select and substitute the Underlying SA Funds. The Adviser may be subject to potential conflicts of interest in allocating the Allocation Fund’s assets among the various Underlying SA Funds because the fees payable to it by some of the Underlying SA Funds are higher than the fees payable by other Underlying SA Funds and because the Adviser is also responsible for managing, administering, and providing shareholder servicing to the Underlying SA Funds. The Allocation Fund investing in Underlying SA Funds may from time to time own or control a significant percentage of an Underlying SA Fund’s shares. Accordingly, an Underlying SA Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by the Allocation Fund. These inflows and outflows may be frequent and could negatively affect an Underlying SA Fund’s and, in turn, the Allocation Fund’s net asset value (“NAV”) per share and performance and could cause an Underlying SA Fund to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for an Underlying SA Fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect an Underlying SA Fund’s and, in turn, the Allocation Fund’s ability to meet shareholder redemption requests or could limit an Underlying SA Fund’s and, in turn, the Allocation Fund’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser also may be subject to potential conflicts of interest in selecting shares of Underlying SA Funds for redemption. In addition, these inflows and outflows could increase an Underlying SA Fund’s brokerage or other transaction costs, and large-scale outflows could cause an Underlying SA Fund’s and, in turn, the Allocation Fund’s actual expenses to increase, or could result in an Underlying SA Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Underlying SA Fund’s and, in turn, the Allocation Fund’s expense ratio. Consistent with its fiduciary duties, the Adviser seeks to implement the Allocation Fund’s and each Underlying SA Fund’s investment program in a manner that is in the best interest of the Allocation Fund and Underlying SA Fund and that is consistent with its investment objective, policies, and strategies.

● Allocation Risk: The Allocation Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to develop an appropriate asset class allocation model and select an appropriate mix and weighting of Underlying SA Funds. There is a risk that the Adviser’s evaluations and assumptions regarding asset classes, market segments or selection of Underlying SA Funds fails to produce the intended results which could cause the Allocation Fund to underperform other funds with a similar investment objective. In addition, there is no guarantee that the Underlying SA Funds will achieve their investment objectives, and the Underlying SA Funds’ performance may be lower than the performance of the indexes whose performance they were designed to match. The Underlying SA Funds may change their investment objectives or policies without the approval of the Allocation Fund. If an Underlying SA Fund were to change its investment objective or policies, the Allocation Fund might be forced to withdraw its investment from the Underlying SA Fund at a disadvantageous time and price.

● Capitalization Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile. The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making

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them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

● Concentration Risk: To the extent that an Underlying SA Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying SA Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

● Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

● Currency Risk: Securities and other instruments in which an Underlying SA Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of an Underlying SA Fund and, in turn, the Fund. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

● Cybersecurity Risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity), infection from computer viruses or other malicious software code, and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until ransom is paid, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Adviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or significant financial loss. Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invest; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future. There is also a risk that cybersecurity breaches may not be detected. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or service providers to the Fund. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

● Derivatives Risk: Derivatives are instruments, such as futures contracts, and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives and other similar investments (referred to herein collectively as “derivatives”) may be considered to carry more risk than other types of investments. When an Underlying SA Fund uses derivatives, the Fund will be exposed to the risks of those derivatives.

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Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit, operational, legal, leverage and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. The Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out a position, and changes in the value of a derivative may also create margin delivery or settlement payment obligations for an Underlying SA Fund.

● Emerging Markets Risk: Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets. Numerous emerging market countries have experienced serious, and frequently continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under emergency conditions. These risks may be magnified in countries that are frontier markets.

● Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

● European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. The EU continues to face certain risks, including high government debt levels and possible default on or restructuring of sovereign debt in certain EU member countries which may adversely impact European financial markets. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact equity markets in Europe as well as global markets more generally. Recent events in Europe have adversely affected the euro’s exchange rate and value and may continue to impact the economies of every European country.

● Foreign Government and Supranational Organization Obligations Risk: By investing in foreign government obligations, a fund will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. A fund may have limited legal recourse in the event of a default with respect to foreign government or supranational obligations it holds. No established secondary markets may exist for some foreign government and supranational organization obligations. Supranational organizations are often chartered to promote economic development. Typically, the governmental members, or “stockholders,” make initial capital contributions to the supranational organization and may be committed to make additional contributions if the supra national organization is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational organization will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational organization.

● Foreign Securities Risk: Foreign securities, including depositary receipts, involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; currency controls or redenomination; nationalization or expropriation of assets; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities.

Although foreign securities offer added diversification potential, world markets, or those in a particular region, may all react in a similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities–sometimes for years. A fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that a fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the fund’s investments more than if its investments were not so invested. Some national economies continue to show profound instability, which may in turn affect their international trading partners or other members of

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their currency bloc. In addition, international trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on one or more national economies and also negatively impact the Fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.

Investing in foreign securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time a fund computes its current NAV, causes a change in the price of the foreign securities and such price is not reflected in the fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the fund based on such pricing discrepancies.

● Fund of Funds Risk: The investment performance of an Underlying SA Fund that invests in one or more underlying investment companies or other pooled investment vehicles is affected by the investment performance of such underlying funds. The ability of an Underlying SA Fund that invests in underlying funds to achieve its investment objective depends on the ability of the relevant underlying funds to meet their investment objectives, and there can be no assurance that the investment objective(s) of such underlying funds will be achieved. An Underlying SA Fund that invests in one or more underlying funds is subject to the risks of the underlying funds’ investments including, but not limited to, market risk, foreign securities and currency risk, small company stock risk, European economic risk, securities lending risk and sector risk. Duplication of expenses is a risk when a fund invests in other investment companies or other pooled investment vehicles.

● Income Risk: An Underlying SA Fund’s distributions of income to the Fund may decline when prevailing interest rates fall or if an Underlying SA Fund experiences defaults on debt securities it holds. An Underlying SA Fund’s income generally declines during periods of falling interest rates because it must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return.

● Indian Market and India Region Risk:  Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

● Information Technology Sector Risk:  The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.

● Interest Rate and Related Risks: Generally, when market interest rates rise, the value of fixed income securities declines, and vice versa. Investing in such securities means that a fund’s NAV will tend to decline if market interest rates rise. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of rising interest rates, the average life of certain types of securities in which a fund will invest may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration (i.e., the estimated period until the principal and interest are paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, issuers of certain securities may exercise their option to prepay principal earlier than scheduled, forcing a fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Fluctuations in interest rates may adversely affect the liquidity of certain fixed-income securities held by the Fund.

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● Investment Grade Securities Risk: Fixed income securities commonly are rated by national bond ratings agencies. Securities rated in the lower investment grade rating categories (e.g., BBB by S&P or Fitch or Baa by Moody’s) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

● Investment in Underlying SA Funds Risk: The investment performance of the Fund is affected by the investment performance of the Underlying SA Funds in which the Fund invests. In addition, the Fund’s NAV is subject to fluctuations in the NAVs of the Underlying SA Funds in which it invests. The Fund is also subject to the risks associated with the securities in which the Underlying SA Funds invest and the ability of the Fund to achieve its investment objective depends on the ability of the Underlying SA Funds to meet their investment objectives and on the Adviser’s decisions regarding the allocation of the Allocation Fund’s assets among the Underlying SA Funds. The extent to which the investment performance and risks associated with the Fund correlates to those of a particular Underlying SA Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying SA Fund, which will vary. There can be no assurance that the investment objective of the Fund or any Underlying SA Fund will be achieved. When the Fund invests in Underlying SA Funds, the Fund will indirectly bear its proportionate share of the fees and expenses of these Underlying SA Funds in addition to the direct fees and expenses of the Fund. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. As the Allocation Fund’s allocation to the Underlying SA Funds changes from time to time, or to the extent that the expense ratios of the Underlying SA Funds change, the operating expenses of the Underlying SA Funds borne by the Allocation Fund may increase or decrease.

● Liquidity Risk: Liquidity risk exists when particular portfolio securities are difficult to purchase or sell. To the extent that an Underlying SA Fund holds illiquid securities, the Underlying SA Fund’s performance may be reduced due to an inability to sell the securities at opportune prices or times. Liquid portfolio securities may become illiquid or less liquid after purchase by the Underlying SA Fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Underlying SA Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced during periods of market turmoil or economic uncertainty.

● Management Risk: The Fund and the Underlying SA Funds are subject to management risk because they are actively managed investment portfolios. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund and the Underlying SA Funds, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to Adviser in connection with managing the Funds and may also adversely affect the ability of the Fund or the Underlying SA Funds to achieve their investment objectives. There also can be no assurance that all of the personnel of the Adviser will continue to be associated with the Adviser for any length of time. The loss of the services of one or more key employees of the Adviser could have an adverse impact on a Fund’s or an Underlying SA Fund’s ability to realize its investment objective.

● Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value. Portfolio securities may be negatively impacted by inflation or expectations for inflation. The Underlying SA Funds attempt to manage market risk by limiting the amount an Underlying SA Fund invests in any single company’s equity or fixed income securities. However, diversification will not protect an Underlying SA Fund against widespread or prolonged declines in the equity or fixed income markets. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in an Underlying SA Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

● Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, changes in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation.

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● Operational Risk: An investment the Allocation Fund or an Underlying SA Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although the Funds, the Adviser and the Sub-Adviser attempt to minimize these potential failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Funds or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Allocation Fund and its shareholders could be negatively impacted as a result.

● Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Allocation Fund or an Underlying SA Fund to at times underperform equity funds that use other investment strategies.

● Real Estate and REIT Investment Risk: The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. Investing in real estate investment trusts (“REITs”) and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REITs also are subject to the possibility of adverse changes to the tax laws or the possibility of failing to qualify for federally tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. An Underlying SA Fund and the Allocation Fund will indirectly bear a portion of the expenses, including management and administration expenses, paid by each REIT in which it invests, in addition to the expenses of the Underlying Fund and the Allocation Fund.

● Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. An Underlying SA Fund may be overweight in certain sectors at various times. To the extent an Underlying SA Fund invests more heavily in a particular sector, or industry that constitutes part of a sector, it thereby presents a more concentrated risk and its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector or industry. In addition, the value of an Underlying SA Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. Individual sectors and industries may underperform other sectors or industries or the market as a whole. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect the Underlying SA Fund’s performance.

● Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of shares of an Underlying SA Fund that engages in securities lending may fall. The value of shares of an Underlying SA Fund could also fall if a loan is called and the fund is required to liquidate reinvested collateral at a loss or if the fund is unable to reinvest cash collateral at rates which exceed the costs involved.

● U.S. Government Securities Risk: Although the Underlying SA Funds may invest in securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

● Value Stock Risk: Value stocks may perform differently from the market as a whole. Value stocks may underperform when the market favors growth stocks over value stocks. In addition, particular value stocks in which the Underlying SA Funds invest may perform negatively even during periods when value stocks, in general, perform positively. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that focus on growth stocks or that have a broader investment style.

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Information about the Underlying SA Funds

As previously discussed, the Fund is expected to invest in Underlying SA Funds, each of which is a series of the SA Funds – Investment Trust, a mutual fund family that offers 10 separate investment funds, including the Allocation Fund. To help you better understand the Underlying SA Funds, this section provides a discussion of the investment objective(s), principal investment strategies and principal risks of each Underlying SA Fund. Additional investment practices and associated risks are described in the prospectus for the Underlying SA Funds. For more information about any Underlying SA Fund, call 1-844-366-0905.

Underlying Fixed Income Funds

SA U.S. Fixed Income Fund

The Fund’s goal is to achieve a generally stable return consistent with preservation of capital. The Fund pursues its goal by investing primarily in:

●	obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
●	dollar-denominated obligations of foreign issuers issued in the United States;
●	bank obligations, including those of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances;
●	corporate debt obligations;
●	commercial paper;
●	obligations of supranational organizations, such as the World Bank and the European Investment Bank; and
●	repurchase agreements.

Generally, the Fund acquires obligations that mature between one and ten years from the date of settlement. During normal market conditions, the Fund will seek to maintain an average portfolio duration within minus half a year to plus one year (-0.5 to 1.0 years) of the average duration of the Morningstar® US 1-3 Yr Government and Corporate Bond IndexSM. The Fund generally invests in fixed income securities that are rated investment grade or that have been determined to be of comparable quality (at the time of investment). The Fund may invest more than 25% of its total assets in dollar-denominated obligations of U.S. banks and U.S. subsidiaries and branches of foreign banks and bank holding companies under certain circumstances.

SA Global Fixed Income Fund

The Fund’s goal is to maximize total return available from a universe of higher-quality fixed income investments maturing one to ten years from the date of settlement. The Fund pursues its goal by investing primarily in:

●	obligations issued or guaranteed by the U.S. and foreign governments of developed countries or their agencies or instrumentalities;
●	obligations of supranational organizations, such as the World Bank and the European Investment Bank;
●	obligations of other U.S. and foreign issuers including:

●	corporate debt obligations;
●	commercial paper;
●	bank obligations; and
●	repurchase agreements.

The Fund primarily invests in fixed income securities that mature between one and ten years from the date of settlement. During normal market conditions, the Fund will seek to maintain an average portfolio duration of minus half a year to plus one and one-half years (-0.5 to 1.5 years) of the average duration of the Morningstar® Global 1-5 Yr Treasury Bond Hedged IndexSM. The Fund normally invests in fixed income securities that are rated investment grade or that have been determined to be of comparable quality (at the time of investment). These securities may be denominated in U.S. dollars as well as other currencies, including the Euro. The Fund invests in foreign issuers in countries with developed markets as designated from time to time. The Fund may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.

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Underlying Equity Funds

SA U.S. Core Market Fund

To achieve the Fund’s investment objective, Dimensional Fund Advisors LP (the “Sub-Adviser”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, Fund’s design emphasizes long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs. The Fund is designed to purchase a broad and diverse group of readily marketable equity securities traded on a principal U.S. exchange or on the over-the-counter (“OTC”) market in the United States. The target universe of securities in which the Fund may invest include securities of those companies whose market capitalizations generally are either in the highest 96% of total market capitalization or companies whose market capitalizations are larger than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold.

SA U.S. Value Fund

To achieve the Fund’s investment objective, Dimensional Fund Advisors LP (the “Sub-Adviser”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund’s design emphasizes long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs. The Fund is designed to purchase a broad and diverse group of readily marketable equity securities of large and mid-cap U.S. companies traded on a principal U.S. exchange or on the OTC market in the United States that have been determined to be “value” stocks at the time of purchase. The Fund generally considers large and mid-cap companies as those whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser.

SA U.S. Small Company Fund

To achieve the Fund’s investment objective, Dimensional Fund Advisors LP (the “Sub-Adviser”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund’s design emphasizes long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs. The Fund is designed to purchase a broad and diverse group of readily marketable equity securities of small cap companies traded on a principal U.S. exchange or on the OTC market in the United States. The Fund generally considers small cap companies as those whose market capitalizations are generally in the lowest 12.5% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser.

SA International Value Fund

To achieve the Fund’s investment objective, Dimensional Fund Advisors LP (the “Sub-Adviser”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund’s design emphasizes long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs. The Fund is designed to purchase securities of large non-U.S. companies using a market capitalization weighted approach in countries with developed markets that the Sub-Adviser determines to be value stocks. The Fund invests in companies in countries with developed markets designated as approved markets from time to time.

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SA Emerging Markets Value Fund

To achieve the Fund’s investment objective, Dimensional Fund Advisors LP (the “Sub-Adviser”) implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund’s design emphasizes long-term drivers of expected returns identified by the Sub-Adviser’s research, while balancing risk through broad diversification across companies and sectors. The Sub-Adviser’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs. The Fund is designed to purchase a broad and diverse group of equity securities of companies in emerging markets, which may include frontier markets (i.e., emerging market countries in an earlier stage of development). The Fund intends to purchase securities of companies with small, medium and large market capitalizations in their respective markets that have been determined to be “value” stocks at the time of purchase. The Fund seeks to achieve its goal by investing in companies in countries designated from time to time as approved markets. The Fund’s definition of what constitutes a small, medium and large company varies across countries and is based primarily on market capitalization.

SA Real Estate Securities Fund

To achieve the Fund’s investment objective, the Sub-Adviser implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. The Fund is designed to purchase readily marketable equity securities of companies whose principal activities include ownership, management, development, construction or sale of residential, commercial or industrial real estate. The Fund will principally invest in equity securities of companies in certain REITs and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property. The Fund will make equity investments in securities listed on a securities exchange in the U.S. that is deemed appropriate by the Sub-Adviser using a market capitalization weighted approach. The Fund invests in companies of all sizes. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Fund than companies with relatively lower market capitalizations. The Sub-Adviser may adjust the representation in the Fund of an eligible company, or exclude a company, after considering such factors as free float, price momentum, trading strategies, liquidity, and other factors that the Sub-Adviser determines to be appropriate.

About Tax-Efficient Management Techniques

The Underlying Equity Funds may use some or all of the following tax-efficient portfolio management techniques, with respect to the Underlying Equity Funds, in an attempt to minimize taxable distributions by those Funds, particularly distributions of net short-term capital gains (i.e., the excess of realized gains over losses on securities held for up to one year) and current income other than “qualified dividend income” (see “Distributions and Taxes – Taxes on Distributions”), which are taxed at a higher rate than distributions of net long-term capital gains (i.e., the excess of realized gains over losses on securities held for more than one year):

●	Delaying and reducing the realization of net capital gains (e.g., selling stocks with capital losses to offset gains, realized or anticipated when prudent to do so).
●	Considering the extent to which any realized net capital gains are long-term (i.e., taxable at lower capital gains tax rates).
●	Minimizing dividend income that is not “qualified dividend income.”
●	Limiting portfolio turnover, when prudent to do so.

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Description of Certain Investment Practices of the Underlying SA Funds

The following provides additional information about the investment strategies that the Underlying SA Funds may employ. The Underlying SA Fund also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies of the Underlying SA Funds, please see the Underlying SA Funds’ Prospectus and the joint SAI of the Allocation Fund and the Underlying SA Funds.

Market Capitalization Weighted Approach. The Underlying Equity Funds use a market capitalization weighted approach to weight the securities in their portfolios. In general, this means that the higher the relative market capitalization of the issuer, the greater its representation in the Underlying Equity Fund. Market capitalization weights may be modified and some companies may even be excluded after considering such factors as free float (a company’s share capital that is freely available for trading), size, relative price, profitability, trading strategies, liquidity management, tax management, momentum, investment characteristics and other factors determined to be appropriate given market conditions.

Securities Lending. Each Underlying SA Fund, other than SA U.S. Fixed Income Fund, may seek to earn additional income by lending portfolio securities to qualified brokers, dealers, banks and other financial institutions. By reinvesting any cash collateral an Underlying SA Fund receives in these transactions, such Fund could realize additional income. If the borrower fails to return the securities or the invested collateral declines in value, the Underlying SA Fund could lose money.

Derivatives. The SA Global Fixed Income Fund may, but is not required to, use foreign currency forward contracts. The Fund may enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. A foreign currency forward contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. These contracts are privately negotiated transactions and can have substantial price volatility. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the SA Global Fixed Income Fund’s foreign holdings increases because of currency fluctuations.

Short-Term Trading. Each Underlying Equity Fund may engage in short-term trading, which could produce higher trading costs and larger taxable distributions. Frequent trading also increases transaction costs, which could detract from an Underlying SA Fund’s performance.

Temporary Defensive Positions. Notwithstanding each Underlying Equity Fund’s applicable investment objective, in unusual market conditions, for temporary defensive purposes, all or part of each Underlying Equity Fund’s assets may be invested in cash and/or short-term, high-quality, highly-liquid, fixed income obligations. To the extent that an Underlying Equity Fund adopts a temporary defensive position, the Fund may not achieve its investment objective.

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Information about Principal Risks

The following table identifies the primary risk factors of each Underlying SA Fund in light of their respective principal investment strategies. The extent to which the risks associated with the Allocation Fund correlates to those of a particular Underlying SA Fund will depend upon the extent to which the Allocation Fund’s assets are allocated from time to time for investment in any Underlying SA Fund, which will vary. Many of these risk factors are explained above under “More about the Allocation Fund-Investment Strategies and Risks.” If you would like more information about the Underlying SA Funds, including the risks associated with investments in the funds, its prospectus and SAI are available at http://www.sa-funds.com, by contacting your investment provider, or at:

SA Funds Investment Trust

c/o Buckingham Strategic Partners, LLC

8182 Maryland Avenue, Suite 500

St. Louis, MO 63105

Telephone: (844) 366-0905

Risk	SA U.S. Fixed Income Fund	SA Global Fixed Income Fund	SA U.S. Core Market Fund	SA U.S. Value Fund	SA U.S. Small Company Fund	SA International Value Fund	SA International Small Company Fund	SA Emerging Markets Value Fund	SA Real Estate Securities Fund
Banking Concentration Risk	X
Call Risk	X	X
China Investments Risk								X
Credit Risk	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X
Cyclical Market Risk									X
Derivatives Risk			X	X	X	X	X	X	X
Emerging Markets Risk								X
European Economic Risk	X	X				X	X
Financials Sector Risk				X		X		X
Foreign Government and Supranational Organization Obligations Risk	X	X
Foreign Securities and Currency Risk		X				X	X	X
Foreign Securities Risk	X
Frequent Trading Risk	X	X
Fund of Funds Risk			X				X
Hedging Risk		X
Income Risk	X	X
Indian Market and India Region Risk								X
Inflation-Protected Securities Rate Risk	X	X
Inflation-Protected Securities Tax Risk	X	X
Information Technology Sector Risk			X
Interest Rate and Related Risks	X	X
Interest Rate Risk (REITs)									X
Investment Grade Securities Risk	X	X
Large Company Stock Risk			X	X		X		X
Large Investor Risk	X	X	X	X	X	X	X	X	X
Liquidity Risk	X	X
Management Risk	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X
Medium-Size Company Stock Risk			X	X		X		X
Operational Risk	X	X	X	X	X	X	X	X	X
Profitability Investment Risk			X	X	X	X	X	X
Real Estate and REIT Investment Risk									X
Risk of Concentrating in the Real Estate Industry									X
Risk of Investing for Inflation Protection	X	X
Sector Risk	X	X	X	X	X	X	X	X
Securities Lending Risk		X	X	X	X	X	X	X	X
Small Company Stock Risk			X		X		X	X
U.S. Government Securities Risk	X	X
Value Stock Risk				X	X	X	X	X

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Management

Adviser

Buckingham Strategic Partners, LLC (“BSP” or the “Adviser”), headquartered at 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105, serves as the investment adviser to the Allocation Fund and Underlying SA Funds. BSP is a fee-only investment adviser and has been providing investment services since 1997, either as BSP or as BSP’s predecessor entity. As of September 30, 2024, BSP had $14 billion of discretionary regulatory assets under management and $15 billion of non-discretionary regulatory assets under management. In addition, BSP provides administrative, back-office and retirement plan services to $13 billion of assets managed or advised by the independent firms that hire BSP for its services. In the aggregate, the total number of assets under management or administration was $43 billion.

The Adviser, subject to the oversight of the Trust’s Board of Trustees (the “Board” or “Board of Trustees”), is responsible for the management of the Allocation Fund. The Allocation Fund is collectively managed by the Investment Committee of the Adviser, portfolio managers and trading personnel.

Portfolio Managers

The portfolio managers implement the policies and procedures established by the Investment Committee of the Adviser. The portfolio managers also make daily investment decisions regarding the Allocation Fund based on the parameters established by the Investment Committee. The portfolio managers named below coordinate the efforts with respect to the day-to-day management of the Allocation Fund.

Sheldon McFarland serves as Director, Investment Strategy at the Adviser and is a member of its Investment Policy Committee. In the past five years, Mr. McFarland was the Vice President of Portfolio Strategy and Research for the Adviser. Mr. McFarland holds the FINRA Series 7, 24, 63, and 65 licenses and has an MBA from Santa Clara University and a BS from Brigham Young University.

Brian Haywood, CIMA®, serves as Investment Strategy Advisor at the Adviser and is a member of its Investment Policy Committee. Mr. Haywood holds a BS from Saint Louis University.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of Allocation Fund shares.

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Management Fees

The Adviser is not currently entitled to receive a management fee from the Allocation Fund. However, the Adviser receives management fees from the Underlying SA Funds.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the SA Funds’ Form N-CSR on file with the Securities and Exchange Commission (“SEC”) for the period ended June 30, 2023.

Expense Limitation

Pursuant to a Fee Waiver and Expense Reimbursement Letter Agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to waive fees and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed the total annual acquired fund fees and expenses related to the Fund’s investments in the Underlying SA Funds, any other investment companies advised or sub-advised by the Adviser, or any money market fund. The Fee Waiver Agreement with respect to the Allocation Fund shall remain in effect until October 28, 2025, at which time it may be continued, modified or eliminated and net expenses will be adjusted as necessary. This expense limitation may be amended or terminated before such time only with the approval of the Board.

Management of the Underlying SA Funds

Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, serves as the investment sub-adviser to the Underlying SA Funds. Since its organization in May 1981, the Sub-Adviser has provided investment management services to institutional investors and to other mutual funds. Subject to the supervision of the Adviser, the Sub-Adviser furnishes an investment program and makes investment decisions for each of the Underlying SA Funds.

Distributor

Foreside Financial Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or their affiliates.

Financial Intermediary Compensation Paid by the Adviser

The Adviser and/or its affiliates, in their discretion, may make payments to registered investment advisors, brokerage firms, retirement savings programs and other financial intermediaries (collectively, “financial intermediaries”), or their affiliates, for sale, marketing, custody, clearing, supervision, acquisition financing, retention and/or administrative or other shareholder servicing activities. These cash payments may be substantial. Payments may be made on the basis of the sales of the Allocation Fund’s shares attributable to that financial intermediary, the average net assets of the Funds attributable to the accounts at that financial intermediary, or other methods of calculation. Payments may also be made by the Adviser and/or its affiliates to these financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided. Payments may also be made to some financial intermediaries to offset or reduce fees that would otherwise be paid directly to them by their clients.

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The Adviser may host, sponsor, or co-sponsor conferences, seminars and other educational and informational activities for financial intermediaries for the purpose of discussing the value and utility of the Allocation Fund and other investment products offered by the Adviser or its affiliates. The Adviser may pay for lodging, meals, travel and other similar expenses in connection with such activities. The Adviser also may pay expenses associated with joint marketing activities with financial intermediaries, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the Allocation Fund. In limited cases the Adviser may make payments to financial intermediaries, or their affiliates, in connection with their solicitation or referral of investment business. In limited cases the Adviser may also make payments to financial intermediaries, or their affiliates, for supervisory and marketing efforts in connection with their referral services. The Allocation Fund, however, does not direct brokerage transactions to broker-dealers as compensation for the sale of Fund shares.

Such payments to financial intermediaries, or their affiliates, are paid by the Adviser or its affiliates out of its own resources, and are not charged to the Allocation Fund. Such payments by the Adviser or its affiliates are made subject to any regulatory requirements. The Adviser is motivated to make the payments described above since they may promote the sale of shares of the Allocation Fund and the retention of those investments by clients of these financial intermediaries. To the extent these financial intermediaries sell more shares of the Allocation Fund or retain shares of the Allocation Fund in their clients’ accounts, the Adviser benefits from the incremental fees paid to it by the Allocation Fund and/or the Underlying SA Funds with respect to those assets.

Payments made by the Adviser or its affiliates may create an incentive for financial intermediaries and their employees to recommend or offer shares of the Allocation Fund to their clients rather than other funds or investment products. These payments also may give financial intermediaries an incentive to cooperate with the Adviser’s marketing efforts. You should review your financial intermediary’s compensation disclosure and/or talk to them to obtain more information on how this compensation may have influenced recommendation of the Allocation Fund.

Your Account

This section describes how to do business with the Allocation Fund and the services that are available to shareholders.

How to Reach the Allocation Fund

By telephone:	(844) 366-0905
Call for account information 8:00 a.m. to 5:00 p.m. Pacific Time, Monday through Friday.

By mail:	SA Funds – Investment Trust
c/o Buckingham Strategic Partners, LLC
8182 Maryland Avenue, Suite 500
St. Louis, Missouri 63105

Investment Providers

The fees and policies outlined in this Prospectus are set by the Allocation Fund and by the Adviser. However, most of the information you will need for managing your investment will come from your investment provider. This includes information on how to buy, sell and exchange shares, investor services, and additional policies. In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this Prospectus.

If you are investing in the Allocation Fund through a 401(k) or other retirement plan, you should contact your employer, plan administrator or plan sponsor for the terms and procedures that pertain to your investment. They can provide you with detailed information on how to participate in the plan, manage your account, and elect the Allocation Fund as an investment option. Investment providers may provide some of the investor servicing and account maintenance services required by plan accounts and plan participants and may arrange for plan service providers to provide other investment or administrative services. Investment providers may charge plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, plans may charge plan participants for certain expenses, which are in addition to those described in this Prospectus.

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Purchasing Shares

Investors may purchase shares of the Allocation Fund through a financial intermediary. For clients of many investment advisors, the minimum initial purchase amount is generally $5,000 with a $2,500 minimum for subsequent investments. In the Adviser’s discretion, the minimum initial purchase amount may be applied across all assets of the investor under administration with the investment advisor or may be reduced. Other investment providers may have different minimum initial purchase requirements and/or different requirements for subsequent investments. If you are investing in the Fund through a 401(k) or other retirement plan, you should contact your employer, plan administrator or plan sponsor for the terms and procedures that pertain to your investment. The Allocation Fund, in its sole discretion, may accept or reject any order for purchase of Fund shares. You may purchase shares of the Allocation Fund on any day that the NYSE is open. Please contact an authorized investment provider to purchase shares of any Fund.

If you are making an initial investment through an investment advisor, brokerage firm or retirement program, you may need to submit a fully executed account application and funds for the purchase in the form of a check, electronic transfer or wire transfer.

If you purchase shares through an omnibus account maintained by a securities firm or through another financial intermediary, the firm or intermediary may charge you an additional fee, which will reduce your investment accordingly.

All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

Incomplete Purchase Requests

The Allocation Fund will attempt to notify you or your investment provider promptly if any information necessary to process your purchase is missing. Once the information is obtained, you will receive the next-determined NAV per share.

Redeeming Shares

You may sell (or “redeem”) shares at any time by furnishing a redemption request to the Allocation Fund’s transfer agent or other authorized intermediary in proper form. “In proper form” means that all required documents are completed, signed and received. You may redeem shares of any Fund on any day that the NYSE is open. Please contact your investment provider to redeem shares of any Fund.

Incomplete Redemption Requests

The Allocation Fund will attempt to notify you or your investment provider promptly if any information necessary to process your redemption is missing. Once the information is obtained, you will receive the next-determined NAV.

Wire Transactions

A fee may be deducted from all proceeds sent by wire by your custodian, and your bank may charge an additional fee to receive wired funds.

Redeeming Shares Recently Purchased

If you redeem shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 10 business days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot redeem those shares until your application has been processed.

Timing of Purchase and Redemption Requests

All purchase and redemption requests received in proper form by the Allocation Fund’s transfer agent or other authorized intermediary before 4:00 p.m. Eastern Time on a business day of a Fund will be executed the same day, at that day’s NAV, which is calculated after the close of business on the NYSE, which normally occurs at 4:00 p.m. Eastern Time. Requests received after 4:00 p.m. Eastern Time will be executed at the following business day’s NAV. Each day the Allocation Fund calculates its NAV is a business day of that Fund. Authorized intermediaries acting on an investor’s behalf are responsible for transmitting orders by the deadline.

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You should check with your investment provider to find out by what time your purchase or redemption order must be received so that it can be processed the same day.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the Allocation Fund may be required to "escheat" or transfer the assets in your account to the applicable state’s unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. Escheatment rules vary considerably by state. Please check your state’s unclaimed or abandoned property department website for specific information. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active, and promptly cash all checks for dividends, capital gains and redemptions. Neither the Allocation Fund, the Fund’s transfer agent, the Fund’s distributor nor the Adviser or its affiliates will be liable to shareholders or their representatives for good faith compliance with state escheatment laws. In order to prevent your assets from being deemed abandoned and escheated to a state, we recommend that you maintain contact with the Fund in a manner that demonstrates activity under the relevant state’s laws for each of your Fund accounts, including both IRAs and non retirement accounts. These laws can typically be found on your State Treasurer’s website. Escheatment of an IRA account will be subject to 10% federal withholding tax and treated as a taxable distribution to you.

Frequent Trading – Market Timing

The Allocation Fund discourages frequent purchases and sales of the Fund’s shares. Frequent trading into and out of the Fund, can disrupt portfolio investment strategies, harm performance and increase expenses for all shareholders, including long-term shareholders who do not generate these costs. The Allocation Fund is designed for long-term investors, and is not intended for market timing or excessive trading activities. Market timing activities include purchases and sales of Fund shares in response to short-term market fluctuations. To the extent the Allocation Fund invests in Underlying SA Funds that invest a significant portion of their assets in foreign securities (e.g., SA International Value Fund and SA Emerging Markets Value Fund (each an “Underlying International Fund”)) or the securities of small- and mid-capitalization companies (e.g., SA U.S. Small Company Fund), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than if the Allocation Fund does not invest in Underlying SA Funds that invest a significant portion of their assets in foreign securities. The nature of the holdings of each Underlying International Fund may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of the Underlying International Fund’s holdings and the reflection of those changes in the Fund’s NAV (called “arbitrage market timing”). Such delays may occur because an Underlying International Fund has significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Fund calculates its NAV. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time an International Underlying SA Fund calculates its NAV. The SA U.S. Small Company Fund may be subject to arbitrage market timing because the Fund has significant holdings in small capitalization securities, which may have prices that do not accurately reflect the latest indications of value of these securities at the time the Fund calculates its NAV due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of the Allocation Fund’s shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a NAV that does not reflect appropriate prices for calculation of an Underlying SA Fund’s NAV.

The Board of Trustees has adopted procedures intended to discourage frequent purchases and redemptions of Allocation Fund shares. Pursuant to the Allocation Fund’s procedures, the Adviser monitors for market timers and has established criteria by which to identify potential market timers and to determine whether further action is warranted. The Allocation Fund may refuse purchase, redemption or exchange orders for any reason, without prior notice, particularly trading orders that the Funds believe are made on behalf of market timers. The Allocation Fund and its agents reserve the right to reject any purchase, redemption or exchange request by any investor, financial institution or retirement plan indefinitely if the Fund or the Adviser believes that any combination of trading activity in the accounts is potentially disruptive to the Fund. It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Allocation Fund. Accordingly, the Adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group, and such trades may be rejected in whole or in part by the affected Allocation Fund. The Adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the Allocation Fund, and, where appropriate, restricting access to a Fund by a particular investor. The Allocation Fund may impose further restrictions on trading activities by market timers in the future. There can be no assurances that the Allocation Fund will be able to eliminate all market timing activities.

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Additional Policies for Purchases, Redemptions and Exchanges

The Allocation Fund reserves the right to reject any purchase order. At any time, the Allocation Fund may change any purchase, redemption or exchange procedures, and may suspend sale of shares.

●	The Allocation Fund may delay sending your redemption proceeds for up to seven days, or longer if permitted by the SEC.
●	In the interest of economy, the Allocation Fund does not issue share certificates.
●	Redemption proceeds are normally paid in cash; however, subject to the requirements of Rule 18f-1 under the Investment Company Act of 1940, as amended, the Allocation Fund reserves the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder may incur transaction costs to dispose of these securities. In addition, redemption in portfolio securities generally will be a taxable event which will generate a capital gain or loss, and special rules may apply when determining gain or loss. See “Distributions and Taxes – Taxes on Distributions” in this prospectus, and “Taxes – Taxation on Disposition of Shares” in the SAI.
●	For cash redemptions, the Allocation Fund typically expects to meet such redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio securities. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Allocation Fund may access a line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements), to meet redemption requests.
●	The Allocation Fund may suspend or postpone your right to redeem Fund shares on days when trading on the NYSE is restricted, during an emergency or as otherwise permitted by the SEC. In addition, the Allocation Fund’s transfer agent, consistent with relevant regulatory guidance or court rulings, may place a temporary hold on the payment of redemption proceeds from an account if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term "Specified Adult" refers to an individual who is (A) a natural person age 65 and older, or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.
●	The Allocation Fund may change its investment minimums or waive any minimums or requirements for certain investors.
●	The Allocation Fund may authorize certain investment providers to accept purchase, redemption and exchange orders from their customers on behalf of the Fund. Other intermediaries may also be designated to accept such orders, if approved by the Fund. Authorized intermediaries are responsible for transmitting orders on a timely basis. The Allocation Fund will be deemed to have received an order when the order is accepted in proper form by the Allocation Fund’s transfer agent or other authorized intermediary, and the order will be priced at the Allocation Fund’s next-determined NAV.

Portfolio Holdings Disclosure

The Allocation Fund’s holdings disclosure policy is described in the SAI.

Important Notice Regarding Delivery of Shareholder Documents

When the Allocation Fund sends shareholders certain legal documents, such as this Prospectus, they may employ a technique commonly known as “householding,” in which a single copy of the relevant document is sent to all shareholders at a common address. (The Allocation Fund will not household personal information documents, such as account statements.) The Adviser considers this method of providing shareholders important information to be more efficient and cost-effective than sending multiple copies of the same document to a single address. If you agree, you do not need to take any action; the Allocation Fund will continue householding your documents for as long as you are a shareholder. However, if at any time you would like to request that the Allocation Fund not employ householding on your account(s), you may do so by calling (844) 366-0905. The Allocation Fund will provide you with an individual copy of each document you request within 30 days of receiving your request.

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Identity Verification Procedures Notice

The USA PATRIOT Act of 2001 and U.S. federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account application, you will be required to supply the Trust with information, such as your taxpayer identification number, that will assist the Trust in verifying your identity. Until such verification is made, the Trust will prohibit share purchases. In addition, the Trust may limit additional share purchases or close an account if they are unable to verify a customer’s identity. As required by law, the Trust may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Pricing of Fund Shares

The NAV per share of the Allocation Fund is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the investments and other assets of the Allocation Fund less any liabilities, by the total outstanding shares of the stock of the Fund.

If the NYSE closes early, such as the day after Thanksgiving and Christmas Eve, the Allocation Fund accelerates calculation of NAV and corresponding transaction deadlines to that time. The NYSE is generally closed on all national holidays and Good Friday. The Allocation Fund’s shares will not be priced on those days and other days on which the NYSE is closed. The price at which a purchase or sale of the Allocation Fund’s shares is effected is based on the next calculation of the NAV after the order is received in proper form by the Allocation Fund’s transfer agent, or other authorized intermediary.

The NAV of the Allocation Fund is calculated based on the NAVs of the Underlying SA Funds and the other investments in which it invests. Generally other portfolio securities and assets of the Allocation Fund, if any, as well as the portfolio securities and assets of the Underlying SA Funds are valued as follows:

●	Domestic equity securities listed on a national securities exchange or stock market for which market quotations are readily available: at the official closing price, if any, or the last reported sale price of the day (on the exchange or stock market where the security is principally traded). In the absence of such reported prices: at the mean between the most recent quoted bid and asked prices, or if such prices are not available, the security will be fair valued.
●	Domestic equity securities traded on the over-the-counter (“OTC”) markets: at the official closing price, if any, or the last reported sale price of the day. In the absence of such reported prices: at the mean between the most recent quoted bid and asked prices. Other than with respect to OTC bulletin board securities, if the most recent quoted bid and asked prices are not available, the official closing price, if any, or the last reported sale price for the prior day will be used, or the security may be fair valued. With respect to OTC bulletin board securities, if only the most recent quoted bid price is available, at such bid price or if only the most recent quoted asked price is available, the security will be fair valued.
●	Foreign equity securities: at the official closing price, if any, or the last reported sale price at the close (or if the foreign market is not closed at the time of valuation, the last reported sale price at the time of valuation) of the exchange on which the securities are principally traded. In the absence of such reported prices: at the most recent quoted bid price, or if such price is not available, the security will be fair valued.
●	Bond and other fixed income securities: based on prices provided by independent pricing services or other reasonably reliable sources, including brokers/dealers.
●	Shares of an open-end investment company: at the open-end investment company’s NAV (the prospectuses for such investment companies contain information on those investment companies’ fair valuation procedures and the effects of fair valuation).
●	Forward currency contracts: based on prices provided by an independent pricing service. State Street Bank and Trust Company, the Fund’s sub-administrator, will interpolate prices when the life of the contract is not the same as a life for which quotations are offered.

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●	Investments for which market quotations are not readily available, or for which available quotations do not appear to accurately reflect the current value of an investment: valued at fair value as determined in good faith by the valuation designee (“Valuation Designee”) appointed by the Board of Trustees pursuant to procedures approved by the Board of Trustees. The Board of Trustees has designated the Adviser to serve as the Valuation Designee for the Fund. Fair value pricing is based on subjective judgments, and it is possible that such pricing may vary significantly from the price actually received on a sale. The Valuation Designee periodically provides reports to the Board of Trustees on items related to its fair value of Fund investments.

Trading in many foreign securities may be completed at times that vary from the closing of the NYSE. The Underlying SA Funds value foreign securities at the latest market price in the foreign market immediately prior to the close of regular trading on the NYSE. If there is no such reported price, or if there is no trading volume, the most recent quoted bid price will be used. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars using the prevailing exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Underlying SA Funds and the Allocation Fund do not price their shares. Therefore, the NAV of the Allocation Fund that invests in Underlying SA Funds that invest heavily in foreign securities may change on days when shareholders will not be able to buy or redeem shares.

Occasionally, events that affect the value of portfolio securities may occur between the times at which they are determined and the closing of the NYSE. Such events may be company-specific, such as an earnings report, country-or region-specific, such as a war or natural disaster, or global in nature. If such events materially affect the value of portfolio securities, these securities may be fair valued as determined in good faith by the Valuation Designee. In these cases, an Underlying SA Fund’s NAV and, in turn, the Allocation Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. Fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of an Underlying SA Fund’s NAV and, in turn, the Allocation Fund’s NAV by short-term traders.

Distributions and Taxes

The Allocation Fund generally distributes to its shareholders substantially all of its net investment income and realized net gains on its investments. When the Fund earns dividends from stocks and/or interest from debt securities (or receives distributions of such amounts from an Underlying SA Fund) and distributes these earnings to its shareholders, the distribution is called a dividend distribution. The Fund or Underlying SA Fund generally realizes a capital gain when it sells securities for a higher price than it paid and has net capital gains (if any) for a taxable year when the gains it realizes on sales of securities during that taxable year exceed losses it realizes on sales of other securities during that taxable year; when these net gains recognized on capital assets held for more than one year are distributed to shareholders, it is called a capital gain distribution.

The Allocation Fund distributes dividends and net capital gains, if any, annually.

You will receive distributions from the Allocation Fund in additional shares of that Fund unless you elect to receive your distributions in cash. If you wish to receive distributions in cash, you may either indicate your request on your account application, or you or your financial representative may notify the Adviser by calling (844) 366-0905.

Your investment in the Allocation Fund will have tax consequences that you should consider. Some of the more common federal tax consequences applicable to U.S. resident taxpayers are described below, but you should consult your tax advisor about your own particular situation.

Taxes on Distributions

Unless you hold the Allocation Fund shares through an IRA or other tax-advantaged account, you will generally have to pay federal income tax on Fund distributions, regardless of whether you receive them in cash or reinvest them in additional Fund shares. Dividend distributions are taxable to the Allocation Fund’s shareholders even if they are paid from income and gains earned by the Allocation Fund prior to the shareholder’s investment and this were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date

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of the Allocation Fund’s dividend distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable dividend distribution. Distributions that are derived from net capital gain (that is, the excess of net long-term capital gain, which is gain recognized on capital assets held for more than one year, over net short-term capital loss) generally will be taxed as long-term capital gains. Distributions of dividend income, the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”) and net ordinary gains (including net gains from certain foreign currency transactions), if any, generally will be taxed to you as ordinary income. The tax you pay on a given capital gain distribution generally depends on how long the Allocation Fund or Underlying SA Fund held the portfolio securities it sold; it does not depend on how long you held your Fund shares. The tax treatment of income, gains and losses attributable to foreign currency transactions as well as certain other financial transactions and instruments engaged in by the Underlying SA Funds could affect the amount, timing, and character of the Allocation Fund’s distributions.

A portion of the dividend distributions from the Allocation Fund may be eligible for the dividends-received deduction (“DRD”) for certain corporate shareholders and may constitute “qualified dividend income” (“QDI”) and thus be eligible for taxation for individuals and certain other non-corporate shareholders (each, an “individual shareholder”) at the lower rates for net capital gain – a maximum of either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts. Your eligibility for the DRD or QDI taxation will, however, depend on your satisfying a holding period and certain other requirements.

An individual must pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest and net gains from the disposition of investment property (including certain dividends and capital gain distributions the Allocation Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over certain threshold amounts. This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.

You are required to report all the Allocation Fund’s distributions on your federal income tax return. Each year the Trust or your custodian will send you information detailing the amount of dividends (including distributions of net short-term capital gain), the part thereof that is QDI and the amount of net capital gain distributed to you for the previous year.

The Allocation Fund’s investments in Underlying SA Funds could affect the amount, timing and character of distributions to shareholders, as compared to a fund that directly invests in stocks, securities or other investments.

Taxes on Redemptions

If you redeem your shares of the Allocation Fund, your taxable gain or loss will be computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis typically depends on the original purchase price of your Allocation Fund shares and the price at which any distributions may have been reinvested, you should be sure to keep your account statements so that you or your tax preparer will be able to determine whether a redemption or exchange will result in a taxable gain or loss. In addition, the Trust or your custodian is generally required to furnish to you, and report to the Internal Revenue Service, cost basis information and holding (long-term or short-term) period for any shares that you redeem.

Foreign Withholding Taxes

An Underlying SA Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Underlying SA Fund’s total return on those securities would be decreased. Although in some cases the Underlying SA Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain. Each Underlying SA Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the value of the Underlying SA Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, the Underlying SA Fund may elect to pass through to the Allocation Fund the foreign taxes paid by such Underlying SA Fund. If at least 50% of the value of the Allocation Fund’s assets at the close of each quarter of its taxable year consists of interests in Underlying SA Funds that are regulated investment companies, the Allocation Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow the shareholder, subject to certain limitations, either (i) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

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Backup Withholding

By law, the Allocation Fund must withhold and remit to the U.S. Treasury 24% of distributions and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to you if you are an individual or certain other non-corporate taxpayer and you have not provided a complete, correct taxpayer identification number to the Trust, and 24% of distributions if you are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Non-U.S. Shareholders

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Allocation Fund (and, under certain circumstances, at the rate of 21% (subject to legislative change) on certain capital gain dividends), as discussed in more detail in the SAI.

Descriptions of Indices

The indices are unmanaged, and unlike the Fund, are not affected by cash flows or trading and other expenses. Total returns for the indices used in this Prospectus are not adjusted to reflect taxes, expenses or other fees that the SEC requires to be reflected in the Fund’s performance.

Morningstar® Global IndexSM is the largest 97% of investable stocks, as measured by market capitalization, issued either in developed or in emerging markets. This includes virtually all global stocks considered to be large cap, mid–cap, and small cap.

Morningstar® US Moderate Target Allocation IndexSM is a fixed-weight global asset allocation index designed to be oriented for the USD-based investor. The Morningstar® US Moderate Target Allocation IndexSM is 60% equity and 40% fixed income/cash. The Index is formed as a fixed-weight combination of existing Morningstar® indexes that have been designed to give exposure to global stocks and bonds in both developed and emerging markets. The Index is calculated on a total return basis and is converted to U.S. dollar returns.

The SA Funds are not sponsored, endorsed, sold or promoted by Morningstar®, Inc., or any of its affiliated companies (all such entities, collectively, “Morningstar® Entities”). The Morningstar® Entities make no representation or warranty, express or implied, to the owners of the SA Funds or any member of the public regarding the advisability of investing in mutual funds generally or in the SA Funds in particular or the ability of the Morningstar® Index Data to track general mutual fund performance. The Morningstar® Entities’ only relationship to the SA Funds – Investment Trust is the licensing of certain service marks and service names of Morningstar® and of the Morningstar® Index Data which is determined, composed and calculated by the Morningstar® Entities without regard to the SA Funds – Investment Trust or the SA Funds. The Morningstar® Entities have no obligation to take the needs of the SA Funds – Investment Trust or the owners of the SA Funds into consideration in determining, composing or calculating the Morningstar® Index Data. The Morningstar® Entities are not responsible for and has not participated in the determination of the prices and amount of the SA Funds or the timing of the issuance or sale of the SA Funds or in the determination or calculation of the equation by which the SA Funds are converted into cash. The Morningstar® Entities have no obligation or liability in connection with the administration, marketing or trading of the SA Funds.

THE MORNINGSTAR® ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR® INDEX DATA OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR® ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR® ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SA FUNDS – INVESTMENT TRUST, OWNERS OR USERS OF THE SA FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SA FUNDS OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR® ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE SA FUNDS OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR® ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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Financial Highlights

The following financial highlight tables are intended to help shareholders understand the Fund’s financial performance for the past five (5) years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). The information presented in the tables has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm. Reports from the independent registered public accounting firm, along with the Fund’s financial statements, are included in the Fund’s annual report to shareholders, and are incorporated by reference into the SAI, which is available upon request. You may obtain the annual report without charge by calling (844) 366-0905.

FINANCIAL HIGHLIGHTS

	SA Worldwide Moderate Growth Fund
	Year Ended June 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.80	$10.59	$12.16	$9.54	$10.83

Income from investment operations:
Net investment income (loss)	0.26 (1)	0.26 (1)	0.16 (1)	0.14 (1)	0.24 (1)
Net realized and unrealized gain (loss) on investments	1.11	0.79	(1.19)	3.01	(0.97)
Total from investment operations	1.37	1.05	(1.03)	3.15	(0.73)
Less distributions from:
Net investment income	(0.21)	(0.27)	(0.16)	(0.20)	(0.25)
Capital gains	(0.26)	(0.57)	(0.38)	(0.33)	(0.31)
Total distributions	(0.47)	(0.84)	(0.54)	(0.53)	(0.56)
Net asset value, end of period	$11.70	$10.80	$10.59	$12.16	$9.54

Total return	12.87%	10.57%	(8.97)%	33.71%	(7.33)%
Net assets, end of period (000s)	$21,922	$22,269	$23,172	$27,169	$30,464
Ratio of net expenses to average net assets(2)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of gross expenses to average net assets(2)(3)	0.86%	0.78%	0.67%	0.69%	0.54%
Ratio of net investment income to average net assets(2)(4)	2.31%	2.46%	1.38%	1.24%	2.36%
Portfolio turnover rate	11%	115%	25%	11%	23%

(1)	Calculated based on average shares outstanding during the year.
(2)	These ratios exclude the impact of the underlying affiliated funds as represented in the Portfolio of Investments.
(3)	Gross expenses before waivers of expenses.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
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SA Funds – Investment Trust

Privacy Policy

We greatly value our clients’ privacy*. You have entrusted us with both your financial assets and your private financial information, and we will work diligently to maintain that trust. We want you to know that:

●	We do not sell your personal information to anyone.
●	We will not disclose your personal information, except in accordance with this Privacy Policy.
●	This Privacy Policy applies to all our prospective, current and former clients.

Statement of Privacy Policy

It shall be our policy to protect the confidentiality of your personal information. Personal information shall be disclosed only for the purposes of establishing or administering your accounts, or as listed below.

Procedures

1.	Identification of our Clients

Pursuant to our Privacy Policy, we protect the personal information of individuals who obtain or have obtained financial products or services from us, as well as anyone who has a continuing relationship with us for the provision of financial products or services for personal use (“clients”).

2.	Identification of Non-Public Personal Information

We collect your personal information from your advisory and custodian account applications, investment policy questionnaires and statements; account transactions and historical information; correspondence we may have with you or your advisors; and from your personal advisors, including your attorneys, accountants and tax advisors. Information that is not considered “your personal information” includes information about you available to the general public or by law (such as prospectuses and shareholder reports). Information deemed to be your personal information shall continue to be treated as non-public personal information under this Privacy Policy unless we reasonably believe it to be publicly available through no fault of ours or our employees.

3.	Sharing Your Personal Information

In order to establish and administer accounts and to provide financial products or services to clients, we share your personal information with certain affiliated- and non-affiliated third parties. We may also share non-public personal information, under certain circumstances, with our employees or affiliates and third parties as necessary:

1.	To establish and administer your accounts;
2.	To process transactions for you;
3.	To maintain and service your accounts;
4.	To fulfill legal or regulatory obligations; and
5.	Otherwise as required or permitted by law.

We will not share non-public personal information with affiliates or third parties for marketing purposes.

*	Our prospective, current and former clients are collectively referred to as “you” and “your”, and the financial information covered by this Privacy Policy is referred to as “your personal information.” SA Funds – Investment Trust and Buckingham Strategic Partners, LLC, its administrator and investment advisor, are collectively referred to as “we” “our” or “us.”

This Privacy Policy is not part of the Prospectus.

Call toll-free 1.844.366.0905	Prospectus | 33

4.	Protection of Your Personal Information

We have implemented and will enforce physical, electronic and procedural safeguards in order to protect the confidentiality of your non-public personal information. Such safeguards shall include maintaining your files in a single physical or electronic area restricted from public access; requiring password protection for your personal information made available by us on the Internet; and providing training to employees regarding the proper use and protection of non-public personal information.

Prior to disclosure of your non-public personal information to any non-affiliated third party or consultant, the recipient of such information will be required to sign an agreement prohibiting use of the non-public personal information for any purpose other than that for which it is disclosed, and further prohibiting the recipient from disclosing it to any other parties. Affiliates with whom your personal information is shared must have policies and procedures in place similar to this Privacy Policy or sign agreements prohibiting them from using the non-public personal for any purpose other than as necessary, and further prohibiting them from disclosing non-public personal information they have received from us to other parties.

Access to non-public personal information by employees, contractors and consultants shall be limited to those persons whose job responsibilities require access to the information.

5.	Privacy Notices

We shall provide this Privacy Policy to you upon establishing a relationship with us. We shall also provide a Privacy Notice to you annually and whenever there are material changes to this Privacy Policy. The Privacy Notice is included with the Prospectus of the SA Funds – Investment Trust which is sent or made available to you annually if you own shares of the Trust.

6.	Opportunities to Opt Out

Applicable laws and regulations do not require that we provide clients the opportunity to opt out of any disclosure of non-public personal information, as stated in this Privacy Policy, to those persons whose job responsibilities require access to the information. In the event that we wish to disclose non-public personal information in a way that applicable laws would require an opportunity to opt out, we shall provide an amended Privacy Notice to you with the required opt-out provision before your non-public personal information is disclosed, and you will receive a reasonable opportunity to opt out of such disclosure.

This Privacy Policy is not part of the Prospectus.

34 |	http://sa-funds.com

For More Information

More information about the Allocation Fund is available free upon request, including the following:

Annual and Semi-Annual Reports

Statement of Additional Information (SAI)

The SAI provides more details about the Allocation Fund, its policies and the Fund’s Trustees. A current SAI is on file with the U.S. Securities and Exchange Commission (SEC) and is incorporated by reference in, and therefore is legally a part of, this Prospectus.

Additional information about the Allocation Fund’s investments is available in the SA Funds’ Annual and Semi-Annual Reports to shareholders and in Form N-CSR. In the SA Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Allocation Fund’s performance during their last fiscal year. In Form N-CSR, you will find the Allocation Fund’s financial statements.

To make inquiries to the Allocation Fund by telephone or by mail or to obtain copies of the SAI, Annual and Semi-Annual Reports or other information without charge:

By telephone

Call 1-844-366-0905

By mail

Write to:

SA Funds – Investment Trust

c/o Buckingham Strategic Partners, LLC

8182 Maryland Avenue

Suite 500

St. Louis, Missouri 63105

On the Internet

You may find more information about the Allocation Fund and obtain copies of the Allocation Fund’s Prospectus, SAI, and other information on the Internet at http://www.sa-funds.com. Text-only versions of the Fund’s documents can be viewed online or downloaded from the SEC’s website at: http://www.sec.gov. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov.

SA Funds–Investment Trust

SEC file number: 811-09195

SA-PRO-SAWMX-1024

SA FUNDS – Investment Trust

STATEMENT OF ADDITIONAL INFORMATION

October 28, 2024

Fund	Ticker Symbol
SA U.S. Fixed Income Fund	SAUFX
SA Global Fixed Income Fund	SAXIX
SA U.S. Core Market Fund	SAMKX
SA U.S. Value Fund	SABTX
SA U.S. Small Company Fund	SAUMX
SA International Value Fund	SAHMX
SA International Small Company Fund	SAISX
SA Emerging Markets Value Fund	SAEMX
SA Real Estate Securities Fund	SAREX
SA Worldwide Moderate Growth Fund	SAWMX

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to each of the 10 no-load mutual funds listed above (each a “Fund” and together, the “Funds”), which are series of SA Funds - Investment Trust (the “Trust”). This SAI is not a prospectus and should be read only in conjunction with the SA Worldwide Moderate Growth Fund’s prospectus dated October 28, 2024 and the SA U.S. Fixed Income Fund, SA Global Fixed Income Fund, SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, SA International Small Company Fund, SA Emerging Markets Value Fund and SA Real Estate Securities Fund’s prospectus dated October 28, 2024 (each a “Prospectus” and together, the “Prospectuses”). The financial statements and financial highlights for the fiscal year ended June 30, 2024, including the independent registered public accounting firm’s report thereon, are included in the Trust’s Form N-CSR on file with the Securities and Exchange Commission (“SEC”) and are incorporated herein by reference. Copies of the Prospectuses, Form N-CSR, Annual Report or Semi-Annual Report may be obtained by calling (844) 366-0905.

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectuses in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds. The Prospectuses do not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

ii

History And General Information

The Trust, a Delaware statutory trust, was organized on June 16, 1998.

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust to offer separate portfolios of shares of beneficial interest and different classes of shares. The Trust currently offers shares of beneficial interest, in each case of a single class, of the following ten separate portfolios (each, a “Fund” and collectively, the “Funds”). Prior to October 26, 2022, the Trust offered Select Class shares and Investor Class shares of each Fund, with the exception of SA Worldwide Moderate Growth Fund, which only offered a single share class. The Trust may create additional series and classes from time to time.

SA Worldwide Moderate Growth Fund

(an “Allocation Fund”)

SA U.S. Fixed Income Fund

SA Global Fixed Income Fund

SA U.S. Core Market Fund

SA U.S. Value Fund

SA U.S. Small Company Fund

SA International Value Fund

SA International Small Company Fund

SA Emerging Markets Value Fund

SA Real Estate Securities Fund

(each, an “SA Fund” and collectively, the “SA Funds”)

Buckingham Strategic Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds and provides administrative and certain other services to each of the Funds.

Dimensional Fund Advisors LP (“Dimensional” or the “Sub-Adviser”), a Delaware limited partnership, serves as the sub-adviser to each of the Funds except the Allocation Fund.

Foreside Financial Services, LLC (the “Distributor”) is the distributor of shares of the Funds.

Description Of The Funds And Their Investments And Risks

Investment Strategies And Risks

The Allocation Fund operates under a “fund of funds” structure, under which the Fund employs different asset allocation strategies by purchasing shares of the SA U.S. Fixed Income Fund, SA Global Fixed Income Fund, SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, SA Emerging Markets Value Fund, and SA Real Estate Securities Fund in different proportions in accordance with the Allocation Fund’s investment objective and strategies set forth in its Prospectus.

Each of the SA Funds is diversified under the federal securities laws and regulations. Although the Allocation Fund is not diversified, it invests mainly in the SA Funds (except the SA International Small Company Fund).

In general, the investment strategies, investments and risks described below directly apply to the SA Funds. They indirectly apply to the Allocation Fund through its investments in the SA U.S. Fixed Income Fund, SA Global Fixed Income Fund, SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, SA Emerging Markets Value Fund, and SA Real Estate Securities Fund and may apply directly in the event the Allocation Fund engages in such investment strategies or makes such investments directly. Throughout this “Investment Strategies and Risks” section, references to the Adviser refer to the Adviser as adviser to the Allocation Fund and references to the Sub-Adviser refer to the Sub-Adviser as sub-adviser to the SA Funds.

Each Fund’s investment objective (goal) is a non-fundamental policy and may be changed without the approval of the Fund’s shareholders. There can be no assurance that a Fund will achieve its investment objective (goal).

Borrowing. Each Fund is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act. This borrowing may be unsecured. The Funds do not borrow for investment purposes. The 1940 Act requires the Funds to maintain continuous asset coverage of at least 300% of the amount borrowed. If the 300% asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer as collateral securities it owns.

Covered Bonds. The SA U.S. Fixed Income Fund, SA Global Fixed Income Fund and the Allocation Fund may invest in covered bonds, which are debt securities issued by banks or other financial institutions that provide recourse to both the issuing financial institution and a segregated pool of financial assets (a “cover pool”). The cover pool, which is intended to pay covered bond holders principal and interest when due, is typically comprised of mortgage loans or loans to public sector institutions. In the event of a default, if the cover pool assets are insufficient to satisfy the amounts owed in respect of the bonds, bondholders also have a senior, unsecured claim against the issuer of the covered bond. Market practices surrounding the maintenance of a cover pool, including custody arrangements, vary based on the jurisdiction in which the covered bonds are issued. Certain jurisdictions may provide fewer protections regarding the amount cover pools are required to maintain or the manner in which such assets are held. The value of a covered bond is affected by similar factors as other types of mortgage-backed securities, and a covered bond may lose value if the credit rating of the issuer is downgraded or the quality of the assets in the cover pool declines.

Cybersecurity Risk. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents may include unauthorized access to systems, networks or devices (such as through “hacking” activity), infection from computer viruses or other malicious software code, and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information.

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until ransom is paid, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Funds. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Adviser or the Funds’ other service providers may not be able to access electronic systems to perform critical duties for the Funds, such as trading, net asset value (“NAV”) calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund, the Adviser, other service providers or trading counterparties to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, significant financial loss and/or otherwise disrupt normal business operations. They may also cause a Fund to violate applicable privacy and other laws. Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which a Fund invests; counterparties with which a Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future. Cyber-attacks affecting a Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which the Funds may invest, trading counterparties or service providers to the Funds. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

In addition, the Adviser and its affiliates have established risk management systems that seek to reduce cybersecurity risks, and business continuity plans in the event of a cybersecurity breach. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since the Adviser does not control the cybersecurity systems of the Funds’ third-party service providers (including the Funds’ transfer agent and custodian), or those of the issuers of securities in which the Funds invest. There is also a risk that cybersecurity breaches may not be detected.

Depositary Receipts. Each Fund (other than SA U.S. Fixed Income Fund and SA Global Fixed Income Fund) may purchase American Depositary Receipts (“ADRs”), which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. The SA International Value Fund, the Underlying DFA Funds (as defined below), SA Emerging Markets Value Fund and the Allocation Fund may also purchase International Depositary Receipts (“IDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Non-Voting Depositary Receipts (“NVDRs”) and other types of depositary receipts or multi-listed securities. IDRs are receipts typically issued by a foreign bank or trust company evidencing its ownership of the underlying foreign securities. EDRs, which are sometimes called Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks or trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. Depositary receipts are generally subject to the same risks as the foreign securities they evidence or into which they may be converted, including currency risk and risks of foreign investing. In addition, the issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact a Fund’s performance.

Exchange-Traded Funds. Each Fund may invest in exchange-traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. ETFs in which the Funds invest are investment companies registered as an open-end management company, unit investment trust or other pooled investment vehicle that generally have a principal investment strategy to track or replicate a desired index, such as a sector, market or global segment (“index ETFs”). Index ETFs are primarily passively managed and traded similar to a publicly traded company. The goal of such ETFs is to correspond generally to the price and yield performance, before fees and expenses, of its reference index. The risk of not correlating to the index is an additional risk to the investors of index ETFs. The share price of an ETF may not track its specified market index, if any, and may trade below its NAV. An active secondary market in the shares of an ETF may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. When a Fund invests in an ETF, shareholders of the Fund indirectly bear their proportionate share of the ETF’s fees and expenses.

A Fund may investment in other investment companies to the extent permitted by the 1940 Act, the rules, regulations and interpretations thereunder. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.

Foreign Currency Transactions. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A foreign currency forward contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

Each Fund may enter into forward contracts in connection with the management of the foreign currency exposure of its portfolio. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. In addition, a Fund may, from time to time, enter into a forward contract to transfer balances from one currency to another currency. The S.A. Global Fixed Income Fund may also enter into foreign currency forward contracts to hedge against fluctuations in currency exchange rates. This Fund may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it expires. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Adviser and Sub-Adviser each believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

Each Fund may enter into forward contracts for any other purpose consistent with its investment objective and program.

At the maturity of a forward contract used for hedging purposes, a Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or initiate a new forward contract.

If a Fund enters into a forward contract transaction, the Fund will realize a gain or a loss (as described below) to the extent that there has been movement in foreign exchange prices since the time the contract was entered into. Should a foreign currency depreciate during the period between a Fund’s entering into a forward contract for the sale of the foreign currency, the Fund will realize a gain. Should a foreign currency appreciate during that period, the Fund will suffer a loss.

A Fund’s dealing in forward contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward contracts for different purposes and under different circumstances. Of course, no Fund is required to enter into forward contracts with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser or Sub-Adviser. It also should be noted that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Not all of the notional amount of currency exposure may be hedged at any given time. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The federal tax treatment of a Fund’s investments in forward contracts is discussed in the section entitled “Taxes – Taxation of other Fund Investments – Hedging Transactions.”

Foreign Securities. The SA Global Fixed Income Fund, SA International Small Company Fund, SA International Value Fund, SA Emerging Markets Value Fund and the Allocation Fund may invest directly or indirectly in foreign securities. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Foreign markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. In many foreign countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. It is possible that the U.S., other nations or other governmental entities (including supranational entities) could impose sanctions against issuers in various sectors of certain foreign countries. This could limit a Fund’s investment opportunities in such countries, impairing the Fund’s ability to invest in accordance with its investment strategy and/or to meet its investment objective. In addition, an imposition of sanctions upon such issuers could result in an immediate freeze of the issuers’ securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Further, current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact a Fund.

The Adviser and Sub-Adviser each endeavor to buy and sell foreign currencies on as favorable a basis as practicable; however, price spreads on currency exchange will be incurred each time currencies are sold or bought including when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would withhold portions of interest and dividends at the source or prevent a Fund from transferring cash out of the country. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to its shareholders by a Fund. The exchange rate between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

Certain Funds may invest in China, and investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”). In a VIE structure, foreign investors, such as a Fund, will only own stock in a shell company rather than directly in the Chinese company, known as the VIE. The VIE must be owned by Chinese nationals (and/or Chinese companies), which are typically the VIE’s founders, to obtain the licenses and/or assets required to operate in certain restricted and/or prohibited sectors in China. The value of the shell company is therefore derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The shell company is typically set up in an offshore jurisdiction, such as the Cayman Islands, and enters into the service and other contracts with the VIE through a wholly foreign-owned enterprise based in China. The VIE structure is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts and/or prohibits foreign investments, such as internet, media, education and telecommunications.

While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, historically they have not been formally recognized under Chinese law and regulations regarding the structure are evolving. For example, in late December 2021, the China Securities Regulatory Commission (CSRC) released draft rules that would permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The new draft rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create and/or operate VIEs more difficult and costly. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the VIE structure generally, or with respect to certain industries, or limit VIEs’ ability to pass through economic and governance rights to foreign individuals and entities. The contractual arrangements with the VIE also may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of a VIE could decide to breach the contractual arrangements and may have conflicting interests and fiduciary duties as compared to foreign investors in the shell company. Further, any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts through Chinese courts and/or arbitration bodies, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect a Fund’s returns and NAV. In addition, foreign companies with securities listed on U.S. securities exchanges, including those that utilize VIE structures, may be delisted if they do not meet the requirements of the listing exchange, the Public Company Accounting Oversight Board or the U.S. government, which could significantly decrease the liquidity and value of such investments.

China A-Shares Stock Connect Risk. A Fund investing in China A-shares (equity securities of companies listed in China) that are accessible through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together, “Stock Connect”) is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude a Fund’s ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit a Fund’s ability to dispose of its A-shares purchased through Stock Connect in a timely manner.

A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, a Fund’s investments in Stock Connect China A-shares are generally subject to the securities regulations and listing rules of the People’s Republic of China (“PRC”), among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when a Fund is unable to add to or exit its position, which could adversely affect the Fund’s performance.

Only certain China A-Shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Stock Connect is subject to regulations by both Hong Kong and PRC, and regulators in both jurisdictions may suspend Stock Connect trading. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong, Shanghai or Shenzhen Stock Exchanges, although any default by a Hong Kong broker should be subject to established Hong Kong law.

Changes in the operation of the Stock Connect program may restrict or otherwise affect a Fund’s investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. In addition to the risks of investing through Stock Connect, significant portions of the Chinese securities markets may become rapidly illiquid, as the Chinese regulatory authorities and Chinese issuers have the ability to suspend the trading of equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. The liquidity of a suspended security may be significantly impaired, and may be more difficult to value accurately. An investment in China A-Shares is also generally subject to the risks identified under “Foreign Securities,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.

European Economic Risk. The European Union’s (the “EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. The EU continues to face certain risks, including high government debt levels and possible default on or restructuring of sovereign debt in certain EU countries which may adversely impact European financial markets. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact equity markets in Europe as well as global markets more generally. Recent events in Europe have adversely affected the Euro’s exchange rate and value and may continue to impact the economies of every European country.

In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU (commonly known as “Brexit”). On January 31, 2020, the UK formally withdrew from the EU. Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and implications of potential political, regulatory, economic, and market outcomes are difficult to predict. Potential negative long-term effects could include, among others, greater market volatility and illiquidity, disruptions to world securities markets, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the UK. Given the size and importance of the UK’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the EU may continue to be a source of instability. Moreover, other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. Certain countries have applied to become new member countries of the E.U., and these candidate countries’ accessions may become more controversial to the existing E.U. members. Some member states may repudiate certain candidate countries joining the E.U. upon concerns about the possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact EU economic activity.

Russia’s invasion of Ukraine in late February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russia-Ukraine conflict, and any countermeasures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.

The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Futures Contracts and Options on Futures Contracts. The Funds may purchase or sell futures contracts and options on futures contracts to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions or purchase or sell futures contracts or options on futures contracts for equity securities and indices of its approved markets or other equity market securities or indices. The Funds, however, do not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. A Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Initial margin requirements are established by the futures exchange, and brokers may establish margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, changes in the contract value could reduce the required margin, resulting in a repayment of excess margin to a Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn income on their margin deposits.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin deposits. In such circumstances, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

A Fund may purchase and sell options on the same types of futures in which it may invest.

Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the option writer’s futures margin account that represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to writing or purchasing call and put options on stock index futures, a Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

Special Risks of Transactions in Options on Futures Contracts. The risks described above for futures contracts are substantially similar to the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments, (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange, (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume, or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers’ orders.

Additional Futures and Options Contracts. Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading may involve risks that differ from those involved in the futures and options described above.

Inflation and Deflation. The Funds are subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of a Fund will be worth less in the future as inflation decreases the present value of money. A Fund’s dividend rates or borrowing costs, where applicable, may also increase during periods of inflation. This may further reduce Fund performance. The rate of inflation in many countries worldwide has increased in recent years due to supply chain disruptions, fiscal or monetary stimulus, energy price increases, wage inflation and the Russian invasion of Ukraine, among other factors. There is no guarantee that actions taken by the Federal Reserve and other governmental bodies to reduce inflation will be effective. Deflation risk is the risk that prices throughout the economy decline over time creating an economic recession, which could make issuer default more likely and may result in a decline in the value of a Fund’s assets. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.

Liquidity Risk Management. Many factors may influence the price at which a Fund could sell an investment at a given time. Investments are subject to liquidity risk when they are difficult to purchase or sell under favorable conditions. Investments in certain securities or other assets may be particularly subject to liquidity risk. A Fund’s ability to sell an instrument may be negatively impacted as a result of various market events or circumstances or characteristics of the particular instrument. In addition, market participants attempting to sell the same or similar instruments at the same time as the relevant Fund may increase such Fund’s exposure to liquidity risk. Investments in less liquid or illiquid investments may reduce the returns of the Fund because it may be unable to sell the investments at an advantageous time or price. Thus, a Fund may be forced to accept a lower sale price for the security, sell other investments or forego another more attractive investment opportunity. Liquid investments purchased by a Fund may subsequently become less liquid or illiquid, and harder to value.

Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the relevant Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that is reasonably designed to assess and manage each Fund’s “liquidity risk” (defined by the SEC as the risk that a Fund could not meet requests to redeem shares issued by the relevant Fund without significant dilution of remaining investors’ interests in such Fund). Liquidity classifications will be made after reasonable inquiry and taking into account, among other matters, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of a Fund’s investments in accordance with the Liquidity Program.

Investment Company Securities. Each Fund may invest in the securities of other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations and interpretations thereunder. The 1940 Act generally permits a Fund to purchase securities of other investment companies where no more than 10% of the value of the Fund’s total assets would be invested in such securities, no more than 5% of the Fund’s total assets would be invested in shares of any one investment company, and the Fund would hold no more than 3% of the outstanding voting securities of any investment company. Fund of fund arrangements must comply with the provisions of the 1940 Act, Rule 12d1-4 under the 1940 Act, or another rule. Pursuant to Rule 12d1-4, a Fund is permitted to exceed the limits of Section 12 of the 1940 Act, described above, if the Fund complies with Rule 12d1-4’s conditions, which contain elements from the SEC’s prior exemptive orders permitting fund of funds arrangements, including (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. The Sub-Adviser may be deemed to have a conflict of interest when determining whether to invest or maintain a Fund’s assets in an affiliated underlying fund. To prevent duplication of advisory fees paid to the Sub-Adviser, the Sub-Adviser has agreed that it will not receive a sub-advisory fee for certain Funds as further described herein. The Sub-Adviser and its affiliates may derive indirect benefits such as increased assets under management from investing Fund assets in an affiliated underlying fund, which benefits would not be present if investments were made in unaffiliated underlying funds. In addition, the Fund, and by extension the Fund’s shareholders, will indirectly bear its pro rata share of an affiliated underlying fund’s other fees and expenses, and such fees and expenses may be paid to the Sub-Adviser or its affiliates or a third party.

Investment company securities are securities of other open-end or closed-end investment companies, ETFs or unit investment trusts. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which a Fund may rely to invest in other investment companies in excess of these limits, subject to certain conditions. The SA International Small Company Fund and the Allocation Fund invest substantially all of their assets in the securities of other investment companies in a manner consistent with relevant provisions of and rules under the 1940 Act that allow them to do so. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the acquiring investment company level may be reduced by the operating expenses and fees of the acquired investment companies, including advisory fees. In addition, certain types of investment companies, such as closed-end investment companies and ETFs, may trade on a stock exchange or over the counter at a premium or a discount to their NAV per share. Such a premium or discount may impact the performance of the Fund’s investment. Further, the securities of closed-end funds may be leveraged. As a result, a Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Lending of Portfolio Securities. To enhance the return on its portfolio, each Fund may lend up to 33 1/3% of its total assets to securities firms and financial institutions. Each loan will be secured continuously by collateral in the form of cash and/or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or such other collateral as may be agreed to in writing by the Funds and the securities lending agent from time to time. Depending on the type of securities loaned, a Fund will receive initial collateral valued at 100%, 102% or 105% of the market value of the loaned securities. The value of the collateral will be monitored on a daily basis, and the borrower of the securities will be required to deliver additional collateral if the market value of the collateral is less than a specified minimum percentage (in the range of 100% to 105%, depending on the type of securities loaned) of the market value of the loan. The borrower pays to the lending Fund an amount equal to any interest, dividends or other distributions received on loaned securities. The Fund retains a portion of the interest received on the investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund may pay certain administrative and custodial fees in connection with each loan.

Each Fund has a right to recall a loan at any time. The Fund does not have the right to vote securities while they are on loan, but the Fund may, in its discretion, recall a loan in anticipation of voting those proxies that the Fund has determined are material to its interests.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

The Board of Trustees (the “Board” or the “Trustees”) has appointed State Street Bank and Trust Company as securities lending agent for the Funds’ securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Funds will only enter into loan arrangements with borrowers on this list.

Money Market Instruments. Each Fund may invest from time to time in “money market instruments,” a term that includes, among other instruments, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 397 days or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser or Sub-Adviser deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

The Funds may also purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaults on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Adviser or Sub-Adviser deems the investment to involve minimal credit risk.

Mortgage-Backed Securities. The SA U.S. Fixed Income Fund, SA Global Fixed Income Fund and the Allocation Fund may each invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. government agency or instrumentality (such as Government National Mortgage Association (“Ginnie Mae”)) or may be issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), as described in greater detail below). There can be no assurance that the U.S. government will provide financial support to its agencies or instrumentalities where it is not obliged to do so. Mortgage-backed securities may also be issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Private mortgage-backed securities may be backed by U.S. government agency-supported mortgage loans or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. government.

Mortgage-backed securities may have either fixed or adjustable interest rates. Mortgage-backed securities are subject to prepayment risk, which is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity, causing a Fund to have to reinvest in securities with a lower yield, which in turn results in a decline to the Fund’s income. Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, a Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. If this determination is not borne out in practice, it could positively or negatively affect the value of a Fund when market interest rates change. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall sharply, resulting in a decline to the Fund’s income.

Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Tax or regulatory changes may also adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities.

Mortgage-backed securities may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. The Adviser and Sub-Adviser consider such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets a Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. A Fund may buy mortgage-backed securities without insurance or guarantees, if the Adviser or Sub-Adviser determines that the securities meet the Fund’s quality standards. The Adviser or Sub-Adviser will, consistent with a Fund’s investment objective, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

The U.S. Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac (collectively, the “GSEs”). However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship. Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. Since 2010, the U.S. Treasury has provided such support, however, no assurance can be given that the U.S. government will continue to provide support to GSEs, and these entities’ securities are neither issued nor guaranteed by the U.S. Treasury. In addition, the future of GSEs remains uncertain. Congress continues to evaluate proposals to reduce the U.S. government’s role in the mortgage market of GSEs, including proposals as to whether GSEs should be nationalized, privatized, restructured or eliminated altogether. Should the federal government adopt any such proposal, the value of a Fund’s investments in securities issued by GSEs would be impacted. GSEs are also the subject of continuing legal actions and investigations, which may have an adverse effect on these entities. Accordingly, no assurance can be given that the GSEs will continue to be successful in meeting their obligations with respect to the debt and MBS they issue.

Non-Domestic Bank Obligations. The SA U.S. Fixed Income Fund, SA Global Fixed Income Fund and the Allocation Fund may each invest in non-domestic bank obligations. The SA Global Fixed Income Fund may invest in Eurodollar Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits, which are essentially the same as ETDs except that they are issued by Canadian offices of major Canadian banks; and Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks. The SA U.S. Fixed Income Fund and SA Global Fixed Income Fund may each invest in Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances, which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States. Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Eurodollar and Yankee dollar obligations may also be subject to certain sovereign risks, including the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; changes in the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Government Intervention in Financial Markets. Governmental and quasi-governmental authorities may take a number of actions designed to support local and global economies and the financial markets in response to economic disruptions. Such actions may include a variety of significant fiscal and monetary policy changes, including, for example, direct capital infusions into companies, new monetary programs and significantly lower interest rates. These actions may result in significant expansion of public debt and may result in greater market risk. Additionally, an unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets. In addition, Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions in response to future events that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

The value of each Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Future events may cause governments or their agencies to acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. In addition, it is not certain whether the U.S. government or any other governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Political, Social and Economic Uncertainty Risk. Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, sanctions, conflicts and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which a Fund and the issuers in which it invests are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less or different governmental regulation and supervision of the securities markets and market participants and increased, decreased or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

For example, the novel coronavirus disease (COVID-19) resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future could affect the global economy in ways that cannot necessarily be foreseen at the present time. In addition to widespread disease, including COVID-19 and other pandemics and epidemics, natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena, generally have been, and can be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of each Fund’s investments. The impact of infectious diseases and natural or environmental disasters in developing or emerging market countries may be greater due to limited health care and other resources. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the United States. These disruptions could prevent each Fund from executing advantageous investment decisions in a timely manner and negatively impact each Fund’s ability to successfully execute its investment strategy or achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of each Fund.

In addition, U.S. and global markets have experienced increased volatility, including as a result of the failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which the Funds or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Funds or issuers. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Issuers in which the Funds may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

Russia’s invasion of Ukraine in late February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not a Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Real Estate Investments. The SA Real Estate Securities Fund and the Allocation Fund may invest in securities issued by real estate companies. In addition to the risks associated with investing in equity securities, investments in real estate companies are also subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

Real estate-related instruments include securities of real estate investment trusts (“REITs”), commercial and residential MBS, and real estate financings. Those instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding and the issuer’s management skill and creditworthiness. Real estate-related instruments also may be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings, and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans, and derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, because mortgage REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in such REITs may be adversely affected by defaults on such mortgage loans or leases.

REITs are dependent on management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause a Fund to indirectly bear its proportionate share of the costs of the REITs’ operations. At the same time, that Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.

Repurchase Agreements. Each Fund may agree to purchase securities from financial institutions such as member banks of the Federal Reserve or any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller’s agreement to repurchase the securities at an agreed-upon time and price (“repurchase agreements”). Repurchase agreements generally are for a short period of time, usually less than a week. The Adviser or Sub-Adviser will review and continuously monitor the creditworthiness of the seller under a repurchase agreement. Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. A Fund’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Fund could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.

The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

Securities subject to repurchase agreements will be held, as applicable, by a Fund’s custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Certain repurchase agreements that a Fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings. As a result of the automatic stay, to the extent applicable, a Fund could be prohibited from selling the collateral in the event of a counterparty’s bankruptcy unless a Fund is able to obtain the approval of the bankruptcy court. Regulations adopted by prudential regulators (i.e. Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve, the Federal Deposit Insurance Corporation, the Farm Credit Administration and the Federal Housing Finance Agency) will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many repurchase agreements and purchase and sale contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing repurchase agreements and purchase and sale contracts or to realize amounts to be received under such agreements.

Reverse Repurchase Agreements. Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement.

Supranational Bank Obligations. The SA U.S. Fixed Income Fund, SA Global Fixed Income Fund and the Allocation Fund may invest in the obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance these commitments will be undertaken or met in the future.

U.S. Government Obligations. Each Fund may purchase obligations issued or guaranteed by the U.S. government or U.S. government agencies or instrumentalities. U.S. government securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States.

U.S. government agency securities are issued or guaranteed by U.S. government agencies, or by instrumentalities of the U.S. government, such as Ginnie Mae, Fannie Mae, Freddie Mac, Sallie Mae (also known as SLM Corp. and, formerly, the Student Loan Marketing Association), the Federal Home Loan Banks and the Tennessee Valley Authority. Some U.S. government agency securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the U.S. Treasury’s discretion in certain cases, or only by the credit of the issuer. U.S. government agency securities include U.S. government agency MBS (see “Mortgage-Backed Securities” above). The market prices of U.S. government agency securities are not guaranteed by the U.S. government and generally fluctuate inversely with changing interest rates.

A high national debt and/or uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling or to approve government funding could increase the risk of default on obligations issued by the U.S. government and its agencies or instrumentalities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If the U.S. government or any of its agencies or instrumentalities is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of the entity will be adversely impacted.

In the past, the U.S. sovereign credit rating has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. The rating market, prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by a rating agency’s decision to downgrade the U.S. sovereign credit rating. The foregoing risks could adversely affect the value of the Funds’ investments.

Variable and Floating Rate Instruments. Each Fund may invest in variable and floating rate instruments, which provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. Debt instruments may also be structured to have variable or floating interest rates. The interest rate on variable and floating rate instruments ordinarily is determined by reference to a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure. To the extent applicable, variable and floating rate obligations purchased by a Fund may have stated maturities in excess of its maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days’ notice. This demand feature is not required if the instrument is guaranteed by the U.S. government or an agency or instrumentality thereof. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Adviser or Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if an instrument is subject to a demand feature, will continuously monitor the financial ability of the issuer or guarantor of such instrument to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund, absent a reliable trading market, will be subject to the Fund’s limitation on illiquid investments if the Fund may not demand payment of the principal amount within seven days.

Warrants and Rights. Each Fund may purchase warrants or rights and also may acquire warrants or rights as a result of corporate actions involving holdings of other securities. Warrants and rights are privileges issued by corporations enabling the holders to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Warrants and rights involve the risk that a Fund could lose the purchase price of such instruments if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants or rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). Each Fund may purchase securities on a when-issued or delayed delivery basis. When-issued purchases and forward commitments (delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (usually one or two months later). These transactions permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates.

A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Yields and Ratings. The yields on certain debt obligations, including the money market instruments in which the Funds may invest, are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P Global Ratings (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings Inc. (“Fitch”), Duff & Phelps Credit Rating Co., Thomson Bank Watch, Inc., and other nationally recognized statistical rating organizations (each an “NRSRO”) represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates.

Except as otherwise provided in the Prospectuses and this SAI, the Funds will only invest in fixed income securities rated at least “investment grade” at the time of purchase by at least one NRSRO. Investment grade debt securities are securities of medium to high quality that are rated BBB- or higher by S&P, Baa3 or higher by Moody’s, or within one of the four highest ratings classes of another NRSRO or, if unrated, determined by the Adviser or Sub-Adviser to be of comparable quality. A complete list of ratings of corporate bonds and commercial paper by S&P, Moody’s and Fitch is attached hereto as Appendix B.

Derivatives Regulatory Matters.

Commodity Pool Operator Exemption. Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, as of the date of this SAI, the Adviser is not deemed to be “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. Neither the Adviser nor the Sub-Adviser is deemed to be a “commodity pool operator” with respect to its service to the Funds.

Rule 18f-4. The 1940 Act generally limits the extent to which each Fund is able to use borrowings, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s assets under management at the time used.

Each Fund may also enter into derivative and similar transactions for hedging or investment purposes that may represent a form of economic leverage and will create risks. The SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies requires each Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund satisfies a “limited derivatives users” exception. When each Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio as discussed above or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund satisfies the limited derivatives users exception, but for Funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit each Fund’s securities lending activities. In addition, each Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). Each Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, each Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of each Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of each Fund’s investments and cost of doing business.

Tax Management Strategies Of Sa EQUITY FUNDS

The Sub-Adviser may attempt to minimize the impact of federal income tax on the shareholders of the SA Equity Funds by managing these Funds’ portfolios in a manner that may defer the realization of net capital gains and minimize ordinary income where possible.

When selling the shares of a particular issuer on behalf of one of these Funds, the Sub-Adviser may select the shares with the highest tax basis to reduce the amount of realized capital gains. In certain cases, the highest basis shares may produce a short-term capital gain. Because a Fund’s net short-term capital gains are taxed as ordinary income (which is taxed at higher rates than its net long-term capital gains) when distributed to its individual shareholders, the highest basis shares with a long-term holding period for tax purposes (more than one year) may be disposed of instead. The Sub-Adviser may also seek not to dispose of a security on behalf of any of these Funds until the long-term holding period has been satisfied. Additionally, the Sub-Adviser may, when consistent with all other tax management policies for a particular Fund, sell securities to realize capital losses. Realized capital losses can be used to offset realized capital gains, thus reducing capital gain distributions. However, realization of capital gains is not entirely within the Sub-Adviser’s control. Capital gain distributions may vary considerably from year to year.

The timing of purchases and sales of securities may be managed to minimize dividends to the extent possible. These Funds may not be eligible to flow through “qualified dividend income” (“QDI”) to their individual shareholders or for the dividends-received deduction to their corporate shareholders with respect to certain dividends they receive if, because of timing activities, the requisite holding period for that income or deduction is not met. See “Taxes – Taxation of Fund Distributions.”

These Funds are expected to deviate from their market capitalization weightings to a greater extent than the other Funds. For example, the Sub-Adviser may exclude the stock of a company that meets applicable market capitalization criteria in order to avoid dividend income, and the Sub-Adviser may sell the stock of a company that meets applicable market capitalization criteria to realize a capital loss. Additionally, while these Funds are managed so that securities will generally be held for longer than one year, they may dispose of any securities whenever the Sub-Adviser determines that such disposition would be in the best interests of their shareholders.

Although the Sub-Adviser may manage each of these Funds to attempt to reduce the realization of capital gains and taxable dividend distributions (especially non-QDI distributions) during a particular taxable year, these Funds may nonetheless distribute taxable net gains and investment income to their shareholders from time to time. Furthermore, shareholders will be required to pay taxes on capital gains realized, if any, upon redemption of shares of any of these Funds.

Investment Limitations

Fundamental Limitations. Each Fund is subject to the fundamental investment limitations enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. As used in this SAI, a “majority of the outstanding shares” of a Fund means the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

1.	No Fund may invest more than 25% of its total assets in any one industry (securities issued or guaranteed by the United States government or its agencies or instrumentalities are not considered to represent industries); except that (a) SA U.S. Fixed Income Fund shall invest more than 25% of its total assets in obligations of U.S. and foreign banks and bank holding companies in the circumstances described in its Prospectus under “Principal Investment Strategies;” and (b) SA Real Estate Securities Fund shall invest more than 25% of its total assets in securities of companies in the real estate industry.
2.	No SA Fund may, with respect to 75% of the Fund’s assets, invest more than 5% of the Fund’s assets (taken at a market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States government or its agencies or instrumentalities.
3.	No Fund may borrow money or issue senior securities (as defined in the 1940 Act), except that a Fund may borrow (i) amounts not exceeding 33 1/3% of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made and (ii) additional amounts for temporary or emergency purposes not exceeding 5% of its total assets.
4.	No Fund may pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose).
5.	No Fund may make loans of securities to other persons in excess of 33 1/3% of a Fund’s total assets, provided that the Funds may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly-distributed debt obligations.
6.	No Fund may underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.
7.	No Fund (except SA Real Estate Securities Fund) may purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein.
8.	No Fund may purchase securities on margin, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Funds may make margin deposits in connection with transactions in options, futures and options on futures.
9.	No Fund may invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by a Fund of foreign currency forward exchange, financial futures contracts and options on financial futures contracts, foreign currency futures contracts, and options on securities, foreign currencies and securities indices, as permitted by the Funds’ Prospectuses.

Non-Fundamental Limitations. Additional investment limitations adopted by each Fund, which may be changed by the Board of Trustees without shareholder approval, provide that a Fund may not:

1.	Invest more than 15% of its net assets (taken at market value at the time of purchase) in securities, which cannot be readily sold or disposed of within the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment;
2.	Make investments for the purpose of exercising control or management; or
3.	Invest in other investment companies, except as permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder.

Below are additional non-fundamental policies adopted by the Funds:

The SA U.S. Fixed Income Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in U.S. issued fixed income securities.

The SA Global Fixed Income Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in fixed income securities.

The SA U.S. Core Market Fund and SA U.S. Value Fund must under normal circumstances invest at least 80% of their respective net assets (taken at market value at the time of purchase) in U.S. securities.

The SA U.S. Small Company Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in the securities of U.S. small cap companies.

The SA International Small Company Fund must under normal circumstances invest, through its investments in the International Small Company Portfolio of DFA Investment Dimensions Group Inc. (the “DFA Portfolio”), and indirectly, each investment company series in which the DFA Portfolio invests (each, an “Underlying DFA Fund”), at least 80% of its net assets (taken at market value at the time of purchase) in securities of small companies.

The SA Emerging Markets Value Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in emerging markets investments that are defined in its Prospectus as Approved Market Securities.

The SA Real Estate Securities Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in the securities of companies in the real estate industry.

None of the above fundamental or non-fundamental limitations is intended to prevent any Fund from investing all or substantially all of its investable assets in the shares of another registered, open-end investment company in a master-feeder relationship in accordance with the terms and conditions of the 1940 Act and the rules thereunder.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s assets will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

Policies On Disclosure Of Portfolio Holdings

The Adviser and the Trust’s Board of Trustees have adopted a Policy on Disclosure of Portfolio Holdings (the “Disclosure Policy”), which is intended to protect the confidentiality of the Funds’ portfolio holdings information and to prevent the selective disclosure and misuse of such information. Divulging non-public portfolio holdings information to third parties is permissible only when a Fund has a legitimate business purpose for doing so and only if the recipients of such information are subject to a duty of confidentiality, including a duty not to trade on the non-public information.

General Rule

No information concerning the portfolio holdings of any Fund may be disclosed to any third party except as provided below.

Individuals Empowered to Authorize Disclosure

The Trust’s Chief Compliance Officer may authorize the disclosure of non-public information concerning the portfolio holdings of the Funds as further provided below.

The Adviser is responsible for administering the release of the Funds’ portfolio holdings information. Until particular portfolio holdings information has been made publicly available, and except as otherwise permitted by the Disclosure Policy, no such information may be provided to any party without the written approval of the Trust’s Chief Compliance Officer, which approval is subject to the conditions described below. It is prohibited for the Trust, the Adviser, the Adviser’s affiliates or any other person to receive compensation in connection with their disclosure of the Funds’ portfolio holdings information.

Disclosure to Service Providers

Any and all current non-public portfolio information as frequently as daily as part of the legitimate business activities of the Funds may be disclosed to the Trust’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, subject to duties of confidentiality imposed by law and/or contract. Such service providers may include, without limitation, the Adviser and the Sub-Adviser, distributor, custodian, fund accountants, administrator, sub-administrator, securities lending agent, transfer agent, independent public accountants, redemption liquidity provider, proxy voting firm, financial printer and counsel to the Trust and the non-interested Trustees of the Board. The Board of Trustees has determined that disclosure of portfolio holdings information to such service providers fulfills a legitimate business purpose and is in the best interest of the Funds’ shareholders. The Trust’s Chief Compliance Officer may determine to add authorized recipients only if he or she first determines that the standards under the Disclosure Policy have been met prior to such disclosure. The Adviser will monitor a recipient’s use of non-public portfolio holdings information and, when appropriate, use its best efforts to enforce any agreements or law relating to the use of such information.

Publicly Available Information

Each Fund will publicly disclose its portfolio holdings in accordance with regulatory requirements, such as the requirement to file periodic portfolio disclosure with the SEC. A Fund’s portfolio holdings information is publicly available at the time such information is filed with the SEC.

The Adviser may publicly disclose all month-end portfolio holdings of all Funds after a 30-day delay. For example, the December 31st portfolio holdings may be publicly disclosed on January 30th. Any period of delay that ends on a weekend or other non-business day may be extended to the next following business day (but may not be accelerated to an earlier day). It is the responsibility of the Adviser to monitor regulatory guidance to ensure it uses permissible means to publicly disclose the Funds’ portfolio holdings information.

The Adviser may provide portfolio holdings information to rating agencies such as Broadridge Financial Solutions, and the independent financial advisors that utilize the Adviser’s services, through a password-protected website. These arrangements to provide information to the rating agencies and financial representatives must be in accordance with the minimum 30-day disclosure delay.

Analytical Information

The Adviser may distribute the following information concerning each Fund’s month-end portfolio holdings prior to the 30-day delay period for disclosure of portfolio holdings; provided that (a) at least 15 calendar days have elapsed since the month-end to which the information relates and (b) the information has been made publicly available via the Funds’ website or otherwise (but not earlier than the 15 calendar day restriction).

•	Top Ten Holdings. Top ten holdings and the percentage of the Fund’s total net assets that such aggregate holdings represent.
•	Sector Holdings. Sector information and the percentage of the Fund’s total net assets held in each sector.

•	Other Portfolio Characteristic Data. Any other analytical data that does not identify any specific portfolio holding. Examples of permitted data include total net assets, number of holdings, market capitalization, P/E ratio, R2 and beta.

Press Interviews, Broker Discussions, etc.

Officers or employees of the Adviser or the Trust may disclose or confirm portfolio holdings information, including the ownership of any individual portfolio holding position to the media, brokers, shareholders, consultants or other interested persons only if such information previously has been made publicly available in accordance with the Disclosure Policy.

Confidential Dissemination of Portfolio Holdings

There are individuals and entities that may request information regarding the Funds’ portfolio holdings earlier than the information becomes publicly available. The Trust’s Chief Compliance Officer may, on a case-by-case basis, determine to permit such non-public disclosure of portfolio holdings information before the expiration of the applicable disclosure delay periods identified above; provided that (a) there is a legitimate business purpose for such disclosure and (b) the party receiving such information is subject to a duty to treat such information confidentially and a duty not to trade on such information. In determining whether there is a legitimate business purpose for making disclosure of a Fund’s non-public portfolio holdings information, the Trust’s Chief Compliance Officer should consider whether the disclosure is in the best interests of Fund shareholders and whether any conflicts of interest exist. The recipient must sign a written confidentiality agreement, or the Adviser must provide a written notice to the recipient, providing that the non-public portfolio holdings information (a) must be kept confidential, (b) may not be used to trade such portfolio holdings or to purchase or redeem shares of the Fund and (c) may not be disseminated or used for any purpose other than that referenced in the written agreement or notice.

Additional Restrictions

Notwithstanding anything herein to the contrary, the Trust’s Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of the Funds’ portfolio holdings information beyond the restrictions found in the Disclosure Policy.

Waivers of Restrictions

The Disclosure Policy may not be waived, and no exceptions to the Disclosure Policy may be made, without the consent of the Trust’s Chief Compliance Officer. Any such consents to waivers or exceptions shall be documented.

Conflicts of Interest

The Trust’s Chief Compliance Officer and the Adviser will monitor and review any potential conflicts of interest between the Funds’ shareholders and affiliated persons of the Trust or the Adviser, including any of the Funds’ service providers, that may arise from the potential release of the Funds’ non-public portfolio holdings information. Such potential conflicts of interest will be addressed by the Trust’s Chief Compliance Officer based on the best interests of the Funds’ shareholders.

Board of Trustees Review

The Board of Trustees oversees the implementation of the Disclosure Policy and shall receive reports from the Trust’s Chief Compliance Officer relating to (1) the addition of any new service provider or other third party as an authorized recipient of a Fund’s non-public portfolio holdings, (2) any material violations of the Disclosure Policy (3) any waivers of or exceptions to the Disclosure Policy, and (4) any potential conflicts of interest and the resolution of such matters.

Disclosures Required by Law

Nothing contained in the Disclosure Policy is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law. For example, the Adviser, the Trust, or any of their affiliates or service providers may file any report required by applicable law (such as Schedules 13D, 13G and 13F), respond to requests from regulators and comply with any valid subpoena.

Management Of The Trust

Board Of The Trust

Board Composition and Leadership Structure. The Board is responsible for managing the business and affairs of the Trust. The Board meets at least quarterly to review the investment performance of each Fund and other matters, including policies and procedures with respect to compliance with regulatory and other requirements. During the fiscal year ended June 30, 2024, the Board held four meetings, and each Board member attended 100% of such meetings and of meetings of the committees on which he served during the periods that he served.

The Board has four members, one of whom is an interested person of the Adviser (the “Interested Trustee”) and three of whom are not “interested persons” of the Adviser, including its affiliates, the Sub-Adviser or the Trust (the “Independent Trustees”). The Interested Trustee and the Independent Trustees interact directly with the senior management of the Adviser and the Sub-Adviser at scheduled meetings and at special meetings as appropriate. The Independent Trustees regularly discuss matters outside of the presence of management and are advised by their own experienced independent legal counsel. The Board’s independent legal counsel participates in Board meetings and interacts with the Adviser. Each Independent Trustee is also a member of the Audit Committee and the Governance and Nominating Committee, and from time to time one or more Independent Trustees may be designated, formally or informally, to take the lead in addressing with management or the Board’s independent legal counsel matters or issues of concern to the Board. The Board and its committees have the ability to engage other experts as appropriate.

The Board has appointed Bryan W. Brown to act as Chairman of the Board. The Chairman’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for Board communications. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board has determined that its leadership structure is appropriate in light of the services that the Adviser, the Adviser’s affiliates and the Sub-Adviser provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board evaluates its performance on an annual basis.

Board’s Oversight Role in Management. The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust have the responsibility for the day-to-day management of the Funds, which includes the responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Adviser, Sub-Adviser and other service providers, the Trust’s and the Adviser’s Chief Compliance Officer and portfolio management personnel. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates and the Sub-Adviser regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas. The Board also receives reports from counsel to the Trust or counsel to the Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser, the Sub-Adviser and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Information About Each Board Member’s Experience, Qualifications, Attributes or Skills. Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, are shown below.

Independent Trustees

Name, Address(1) and Year of Birth	Position(s) Held with Trust and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held

Trustees:
Bryan W. Brown Year of Birth: 1945	Trustee (since April 1999) Chairman (since December 2004)	Self-Employed Management Consultant (financial and technological systems) (since 1992).	10	Director/Officer, Kilohana Martial Arts Association (since June 2018).

Charles M. Roame Year of Birth: 1965	Trustee (since June 2012)	Managing Partner, Tiburon Strategic Advisors (advisor to and investor in financial service companies) & Tiburon CEO Summits (conference events for C-suite executives) (since 1998).	10	Director, Edelman Financial Engines (provider of financial planning & investment advisory services) (since January 2014); Director, FacetWealth (provider of financial planning services) (since February 2018); Director, DPL Financial Partners (insurance management platform) (since February 2022). Director, Allspring Global Investments (financial services) (since May 2022); Director, Foundation Source (foundation management services) (since October 2023); Director, Apex Fintech Solutions (financial services) (since April 2024).

Harold M. Shefrin Year of Birth: 1948	Trustee (since April 1999)	Faculty member, Santa Clara University (since 1978).	10	Trustee, Litman Gregory Funds Trust (11 portfolios) (since February 2005).

INTERESTED TRUSTEE and Officers of the Trust

Name, Address(1) and Year of Birth	Position(s) Held with Trust and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held

Jonathan Scheid Year of Birth: 1976	Trustee (since September 2023) and President and Chief Executive Officer (since June 2023).	President, Buckingham Strategic Partners (since 2023); Managing Director, Buckingham Wealth Partners (2022-September 2023); Managing Director, Buckingham Strategic Partners (2019 – 2021); Vice President, Buckingham Strategic Partners (2018 – 2019).	10	None

Dan Anderson Year of Birth: 1976	Chief Financial and Accounting Officer and Treasurer (since April 2023).	Chief Financial Officer, Buckingham Strategic Wealth, LLC and Buckingham Strategic Partners, LLC (since January 2018; Chief Financial Officer, BAM Management LLC (since January 2018).	N/A	None

Jeff Yorg Year of Birth: 1977	Chief Compliance Officer and Anti-Money Laundering Compliance Officer (since July 1, 2022).	Chief Compliance Officer and Associate General Counsel, Buckingham Strategic Partners, LLC (since October 2019); Chief Compliance Officer, Head of Compliance Legal and Risk, and Deputy Chief Risk Officer, Gurtin Municipal Bond Management, LLC (2014 – 2019).	N/A	None

Marcy Tsagarakis Year of Birth: 1971	Secretary (since June 2006).	Director, Fund Administration, Buckingham Strategic Partners, LLC (since November 2018); Vice President, Fund Administration, LWI Financial Inc. (2005 – 2018).	N/A	None

(1)	The address of each Trustee and officer is: Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105.
(2)	Each Trustee serves for the lifetime of the Trust or until he dies, resigns, or is removed. The Trust’s officers are appointed annually by the Board.

The Board believes that the significance of each Board member’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of Board effectiveness. However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Information about each Board member below describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses, which the Board believes has prepared them to be effective Board members.

•	Bryan W. Brown – Mr. Brown is a self-employed management consultant for financial and technological systems since 1992. In addition to that role he has served as the Chief Financial Officer for various companies in the biotechnology, pharmaceutical and life science industries.
•	Charles M. Roame – Mr. Roame has worked as a strategic consultant to financial service companies for approximately 35 years. He also serves on the Board of Directors of Edelman Financial Engines, FacetWealth, DPL Financial Partners and Allspring Global Investments, and has served on the boards of other financial services companies.
•	Harold M. Shefrin – Mr. Shefrin has served as a Professor of Finance at Santa Clara University since 1978. He also serves on the Board of Trustees of another mutual fund complex.
•	Jonathan Scheid – Mr. Scheid has been employed by Buckingham Strategic Partners, LLC in a variety of roles since its merger with LWI Financial Inc. in 2018.

Additional Information About the Board and its Committees

The Board has an Audit Committee consisting of all of the Independent Trustees. The Audit Committee operates pursuant to a written Audit Committee Charter. The principal functions of the Audit Committee are to: oversee the Trust’s accounting and financial reporting processes and its internal control over financial reporting; oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; approve prior to appointment the Trust’s independent auditors, and in connection therewith, evaluate the independence of the independent auditors; review with the independent auditors the scope and results of the annual audit; and review the performance and approve all fees charged by the independent auditors for audit, audit-related and other professional services. The Audit Committee held three meetings during the fiscal year ended June 30, 2024.

The Board has a Governance and Nominating Committee consisting of all of the Independent Trustees. The Governance and Nominating Committee operates pursuant to a written Governance and Nominating Committee Charter. The principal functions of the Governance and Nominating Committee are to: annually evaluate the performance of the Board and its various committees; periodically review the composition, responsibilities and functions of the Board and each Board committee; recommend the selection and nomination of candidates for Independent Trustees, whether proposed to be appointed by the Board or to be elected by shareholders; nominate candidates for Chairman of the Board and for the various committees for selection by the Board; and review at least every two years the compensation paid to Independent Trustees. The Governance and Nominating Committee does not consider nominees recommended by the Funds’ shareholders. The Governance and Nominating Committee held one meeting during the fiscal year ended June 30, 2024.

Compensation Table

For their services as Trustees, each Independent Trustee received a $128,000 annual retainer fee, as well as reimbursement for expenses incurred in connection with attendance at Board and Committee meetings. The Chairman of the Board received an additional $12,800 per year in compensation from the Trust. Prior to January 1, 2024, each Independent Trustee received a $122,000 annual retainer fee, as well as reimbursement for expenses incurred in connection with attendance at Board and Committee meetings. The Chairman of the Board received an additional $12,200 per year in compensation from the Trust. Trustees who are “interested persons” of the Trust and the executive officers of the Trust receive no compensation from the Trust for their respective services as trustees and officers. The following table summarizes the compensation paid by the Trust to each Independent Trustee in the fiscal year ended June 30, 2024.

Name of Trustee	Compensation from the Trust	Pension or Retirement Benefits	Aggregate Compensation from the Fund Complex(1)
Bryan W. Brown	$137,500	None	$137,500
Harold M. Shefrin	$125,000	None	$125,000
Charles M. Roame	$125,000	None	$125,000
Jonathan Scheid	None	None	None

(1)	As of June 30, 2024, the Fund Complex consisted of the ten Funds.

Trustee Ownership Of Fund Shares

As of September 30, 2024, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each of the Funds.

The tables below show the dollar range of shares of each Fund as well as the dollar range of shares of all of these Funds beneficially owned by each Trustee as of December 31, 2023.

Dollar Range of Equity Securities in the Funds

Name of Trustee	SA U.S. Fixed Income Fund	SA Global Fixed Income Fund	SA U.S. Core Market Fund	SA U.S. Value Fund	SA U.S. Small Company Fund

Bryan W. Brown	None	$10,001-$50,000	Over $100,000	$50,001-$100,000	$10,001-$50,000
Harold M. Shefrin	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Charles M. Roame	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Jonathan Scheid	N/A	N/A	N/A	N/A	N/A

Name of Trustee	SA International Value Fund	SA International Small Company Fund	SA Emerging Markets Value Fund	SA Real Estate Securities Fund	SA Worldwide Moderate Growth Fund

Bryan W. Brown	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	None
Harold M. Shefrin	Over $100,000	Over $100,000	Over $100,000	$50,001-$100,000	None
Charles M. Roame	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Jonathan Scheid	N/A	N/A	N/A	N/A	N/A

Name of Trustee	Aggregate Dollar Range of Equity Securities in the Trust and All Registered Investment Companies in the Family of Investment Companies Overseen by the Trustees
Bryan W. Brown	Over $100,000
Harold M. Shefrin	Over $100,000
Charles M. Roame	Over $100,000
Jonathan Scheid	None

As of December 31, 2023, no Independent Trustee or any of their immediate family members owned beneficially or of record any securities of, or had any direct or indirect material interest in, the Adviser, the Sub-Adviser or the Distributor or any person controlling, controlled by or under common control with such persons. Mr. Roame is the managing partner of Tiburon Strategic Advisors (“Tiburon”). The Adviser has purchased off-the-shelf research reports from and attended conferences sponsored by Tiburon. The aggregate fees paid by the Adviser to Tiburon during the two most recently completed calendar years did not exceed $120,000.

Codes Of Ethics

The Trust, the Adviser and the Sub-Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Funds. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser. Each code of ethics, filed as an exhibit to the registration statement, of which this SAI is a part, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

Proxy Voting Policies

Allocation Fund

As owners of certain of the SA Funds, the Allocation Fund, the Adviser, or the Trust (on behalf of the Allocation Fund) will vote proxies in the same proportion as the vote of all other holders of such SA Funds.

SA Funds

The Trust has adopted proxy voting policies and procedures that delegate to the Sub-Adviser (Dimensional) the authority to vote proxies for the SA Funds, subject to the oversight of the Trustees. A copy is provided in Appendix A to this SAI.

The Sub-Adviser has adopted certain Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (the “Voting Guidelines”) for voting proxies on behalf of its clients. A copy is provided in Appendix B to this SAI.

When applicable, information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available on or about August 31st (1) without charge, upon request, by calling the Funds at (844) 366-0905 or emailing fundadministration@buckinghamgroup.com, (2) on the Funds’ website at http://www.sa-funds.com, and (3) on the SEC’s website at http://www.sec.gov.

Control Persons And Principal Holders Of Securities

As of October 1, 2024, the persons shown in the table below were known to the SA Funds to own, beneficially or of record, more than 5% of the outstanding shares of a SA Funds. The nature of ownership for each position listed is “of record.”

FUND	NAME AND ADDRESS	PERCENTAGE OF OWNERSHIP
SA U.S. Fixed Income Fund	Pershing LLC (1)	40.73%
	Charles Schwab & Co., Inc. (2)	44.10%

SA Global Fixed Income Fund	Pershing LLC (1)	41.42%
	Charles Schwab & Co., Inc. (2)	43.38%

SA U.S. Core Market Fund	Pershing LLC (1)	38.42%
	Charles Schwab & Co., Inc. (2)	45.41%

SA U.S. Value Fund	Pershing LLC (1)	42.84%
	Charles Schwab & Co., Inc. (2)	42.37%

SA U.S. Small Company Fund	Pershing LLC (1)	43.37%
	Charles Schwab & Co., Inc. (2)	42.88%

SA International Value Fund	Pershing LLC (1)	41.97%
	Charles Schwab & Co., Inc. (2)	43.48%

SA International Small Company Fund	Pershing LLC (1)	44.47%
	Charles Schwab & Co., Inc. (2)	42.06%

SA Emerging Markets Value Fund	Pershing LLC (1)	43.26%
	Charles Schwab & Co., Inc. (2)	42.58%

SA Real Estate Securities Fund	Pershing LLC (1)	44.90%
	Charles Schwab & Co., Inc. (2)	41.03%

SA Worldwide Moderate Growth Fund	Pershing LLC (1)	33.06%
	Charles Schwab & Co., Inc. (2)	53.55%

(1)	1 Pershing Plaza, Jersey City, NJ 07399-2052
(2)	Special Custody Account for the Exclusive Benefit of Customers, Attn: Mutual Funds,
211 Main St., San Francisco, CA 94105-1905

Investment Advisory And Other Services

The Trust has no employees. To conduct its day-to-day activities, the Trust has hired a number of service providers. Each service provider performs a specific function on behalf of the Trust, as described below.

Investment Adviser And Sub-Adviser

The Trust, on behalf of the Allocation Fund, has entered into an Investment Advisory and Administrative Services Agreement with the Adviser. The Trust, on behalf of the SA Funds, has entered into a separate Investment Advisory and Administrative Services Agreement with the Adviser (each such agreement, an “Investment Advisory Agreement” and together, the “Investment Advisory Agreements”). The Adviser is an indirect, wholly-owned subsidiary of Focus Financial Partners, Inc. (“Focus Inc.”).

Each Investment Advisory Agreement has an initial term of two years from their effective date with respect to a Fund and will continue in effect with respect to such Fund (unless terminated sooner) if their continuance is specifically approved annually by (a) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board of Trustees. The New Investment Advisory Agreements

will be terminable with respect to a Fund by a vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of that Fund, at any time without penalty, on 60 days’ written notice to the Adviser. The Adviser may also terminate its advisory relationship with respect to a Fund without penalty on 60 days’ written notice to the Trust, as applicable. Each Investment Advisory Agreements will terminate automatically in the event of their assignment (as defined in the 1940 Act).

Allocation Fund

Pursuant to the Investment Advisory Agreement for the Allocation Fund, the Adviser is responsible for the management of all assets of the Allocation Fund, including allocation decisions among the SA Funds in which the Allocation Fund invests.

The Adviser is not currently entitled to receive a management fee from the Allocation Fund. However, the Adviser is entitled to receive from the SA Funds, including those in which the Allocation Fund invests, a fee computed daily and payable monthly at the annual rates set forth below. Prior to August 31, 2023, the Adviser was entitled to receive from the Allocation Fund an advisory fee at an annual rate of 0.25% and an administrative fee at an annual rate of 0.10%, in each case computed daily and payable monthly based on the average daily net assets of the Allocation Fund’s assets invested in any investment other than investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents.

SA Funds

Pursuant to the Investment Advisory Agreement for the SA Funds, the Adviser supervises and monitors the implementation of the SA Funds’ investment programs by the Sub-Adviser. Pursuant to the Investment Advisory Agreement, the Adviser oversees the administration of the Trust’s business and affairs and provides certain services required for effective administration of the Trust.

For its investment advisory services and administrative services to the SA Funds, the Adviser is entitled to receive from each SA Fund a fee computed daily and payable monthly at the annual rate set forth below:

Fund	Annual Fee Rate (as a percentage of average daily net assets)
SA U.S. Fixed Income Fund	0.15%
SA Global Fixed Income Fund	0.25%
SA U.S. Core Market Fund	0.40%
SA U.S. Value Fund	0.40%
SA U.S. Small Company Fund	0.40%
SA International Value Fund	0.45%
SA International Small Company Fund	0.25%
SA Emerging Markets Value Fund	0.45%
SA Real Estate Securities Fund	0.35%

Prior to October 26, 2022, the Adviser was entitled to receive from each SA Fund separate advisory fees and administrative fees computed daily and payable monthly at the annual rates set forth below:

Fund	Advisory Fee	Administrative Fee
SA U.S. Fixed Income Fund	0.15%	0.10%
SA Global Fixed Income Fund	0.25%	0.10%
SA U.S. Core Market Fund	0.40%	0.10%
SA U.S. Value Fund	0.40%	0.10%
SA U.S. Small Company Fund	0.40%	0.10%
SA International Value Fund	0.45%	0.10%
SA International Small Company Fund	0.25%	0.10%
SA Emerging Markets Value Fund	0.45%	0.10%
SA Real Estate Securities Fund	0.35%	0.10%

With respect to the SA Funds, the Adviser and the Trust have entered into an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with the Sub-Adviser. Dimensional Holdings Inc. (“Dimensional Holdings”) is the general partner of the Sub-Adviser, and directly and indirectly, owns more than 96% of the partnership interest of the Sub-Adviser. David G. Booth is the Executive Chairman of Dimensional Holdings and may be deemed a controlling person of the Sub-Adviser as a shareholder of more than 25% but less than 50% of Dimensional Holding’s outstanding stock.

The Sub-Advisory Agreement has an initial term of two years from its effective date with respect to a Fund and will continue in effect with respect to such Fund (unless terminated sooner) if its continuance is specifically approved annually by (a) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board of Trustees. The Sub-Advisory Agreement is terminable with respect to a Fund by a vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of that Fund, at any time without penalty, on 60 days’ written notice to the Adviser and the Sub-Adviser. The Sub-Adviser may also terminate its advisory relationship with respect to a Fund without penalty on 60 days’ written notice to the Trust, as applicable. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the terms of the Sub-Advisory Agreement, the Sub-Adviser provides sub-advisory services to each SA Fund. Subject to the supervision of the Adviser, the Sub-Adviser is responsible for the management of all assets of the SA Funds, including decisions regarding purchases and sales of portfolio securities by the SA Funds. The Sub-Adviser is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades and the negotiation of brokerage commissions in connection therewith.

For the sub-advisory services it provides to each SA Fund (other than SA International Small Company Fund, as further described below), the Sub-Adviser is entitled to a fee computed daily and payable monthly at an annual rate based on each SA Fund’s average daily net assets as set forth below. (The Trust pays to the Adviser the fees payable to the Sub-Adviser. The Adviser in turn pays these fees to the Sub-Adviser.) The Sub-Adviser receives investment management fees from the DFA Portfolio in which the SA International Small Company Fund invests for investment management services provided to that DFA Portfolio, as well as investment management fees from the DFA Portfolio’s Underlying DFA Funds for investment management services provided to those Underlying DFA Funds. In order to prevent duplication of advisory fees to the Sub-Adviser, the Sub-Adviser has agreed that it will not receive a sub-advisory fee for its services to SA International Small Company Fund. In addition, the Sub-Adviser will not receive any sub-advisory fee for its sub-advisory services to SA U.S. Core Market Fund with respect to that Fund’s assets invested in the U.S. Micro Cap Portfolio. For its investment management services with respect to the U.S. Micro Cap Portfolio, the Sub-Adviser receives an investment management fee from the U.S. Micro Cap Portfolio.

Fund	Annual Fee Rate (as a percentage of average daily net assets)
SA U.S. Fixed Income Fund	0.03%
SA Global Fixed Income Fund	0.03%
SA U.S. Core Market Fund	0.03%
SA U.S. Value Fund	0.10%
SA U.S. Small Company Fund	0.20%
SA International Value Fund	0.20%
SA Emerging Markets Value Fund	0.36%
SA Real Estate Securities Fund	0.10%

Fee Waiver and Expense Reimbursement

The Adviser has contractually agreed, pursuant to a Fee Waiver and Expense Reimbursement Letter Agreement (the “SA Funds Fee Waiver Agreement”), to waive the fees payable to it under the Investment Advisory Agreement and/or to reimburse the operating expenses allocated to an SA Fund to the extent each SA Fund’s shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, redemption liquidity service expenses, acquired fund fees and expenses, and extraordinary expenses) exceed, in the aggregate, the rate per annum, as set forth below. The SA Funds Fee Waiver Agreement will remain in effect until October 28, 2025, at which time it may be continued, modified or eliminated and net expenses will be adjusted as necessary.

Fund Expense Limitation (Shown is the resulting ratio of total annual fund operating expenses expressed as a percentage)*
SA U.S. Fixed Income Fund	0.40%
SA Global Fixed Income Fund	0.55%
SA U.S. Core Market Fund	0.65%
SA U.S. Value Fund	0.75%
SA U.S. Small Company Fund	0.90%
SA International Value Fund	0.90%
SA International Small Company Fund	0.55%
SA Emerging Markets Value Fund	1.04%
SA Real Estate Securities Fund	0.75%

* Effective October 26, 2022, the SA Funds Fee Waiver Agreement was amended, in connection with the conversion of the Funds’ former Select Class shares into the former Investor Class shares, to reduce the expense cap for the Investor Class shares of the SA U.S. Fixed Income Fund, the SA Global Fixed Income Fund, the SA U.S. Core Market Fund, the SA U.S. Value Fund, the SA U.S. Small Company Fund, the SA International Value Fund, the SA International Small Company Fund, the SA Emerging Markets Value Fund and the SA Real Estate Securities Fund from 0.65%, 0.75%, 0.90%, 1.00%, 1.10%, 1.15%, 0.75%, 1.24% and 0.95%, respectively. In addition, prior to October 26, 2022, the Adviser contractually agreed to waive the fees payable to it under the Investment Advisory Agreement and/or reimburse the total annual operating expenses allocated to an SA Fund with the effect that (1) the former Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) were 0.20% lower than the former Investor Class shares’ total annual operating expenses after fee waiver and/or expense reimbursement; and (2) the former Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) would not exceed, in the aggregate, the rate per annum, the rates applicable to the former Investor Class shares’ of the corresponding Fund. Beginning on July 1, 2021, the Adviser voluntarily waived an additional 0.05% of its advisory fees with respect to the former Select Class and Investor Class shares of the SA U.S. Small Company Fund. Prior to that date, the expense limitations for the Investor Class and Select Class shares of the SA U.S. Small Company Fund were 1.15% and 0.95%, respectively. Beginning on March 1, 2021, the Adviser voluntarily waived an additional 0.04% of its advisory fees with respect to the former Select Class and Investor Class shares of the SA Emerging Markets Value Fund. Prior to that date, the expense limitations for the Investor Class and Select Class shares of the SA Emerging Markets Value Fund were 1.33% and 1.13%, respectively. Effective July 1, 2021, the Adviser voluntarily waived an additional 0.05% of its advisory fees for the SA Emerging Markets Value Fund. Prior to that date, the expense limitations for the Investor Class and Select Class shares of the SA Emerging Markets Value Fund were 1.29% and 1.09%, respectively. Effective October 28, 2021, the SA Funds Fee Waiver Agreement was amended to reflect the previously voluntarily waived fees for the SA U.S. Small Company Fund and the SA Emerging Markets Value Fund.

Set forth below are the gross advisory and sub-advisory fees paid by the SA Funds and the advisory and sub-advisory fees waived or reimbursed for the periods indicated.

	Fiscal Year Ended June 30, 2024		Fiscal Year Ended June 30, 2023		Fiscal Year Ended June 30, 2022
Fund	Gross Advisory/ Sub- Advisory Fees	Advisory/ Sub- Advisory Fees Waived/ Reimbursed	Gross Advisory/ Sub- Advisory Fees	Advisory/ Sub- Advisory Fees Waived/ Reimbursed	Gross Advisory/ Sub- Advisory Fees	Advisory/ Sub- Advisory Fees Waived/ Reimbursed
SA U.S. Fixed Income Fund	$814,146	$86,794	$778,781	$95,709	$909,250	$0
SA Global Fixed Income Fund	$1,707,163	$0	$1,980,979	$0	$2,246,819	$0
SA U.S. Core Market Fund(1)	$2,785,734	$57,666	$2,590,394	$90,051	$3,022,785	$0
SA U.S. Value Fund	$2,666,648	$0	$2,628,134	$0	$2,993,535	$0
SA U.S. Small Company Fund	$1,828,298	$0	$1,822,026	$1,459	$2,143,192	$0
SA International Value Fund	$3,542,721	$42,838	$3,493,928	$64,761	$4,008,338	$0
SA International Small Company Fund(2)	$616,072	$0	$609,781	$2,405	$743,674	$0
SA Emerging Markets Value Fund	$1,577,473	$589,162	$1,495,492	$538,756	$1,710,891	$553,138
SA Real Estate Securities Fund	$549,108	$125,535	$591,007	$132,919	$761,800	$54,889
SA Worldwide Moderate Growth Fund(2)	$0	$188,938	$0	$176,692	$0	$175,588

(1)	The Sub-Adviser will not receive any sub-advisory fee for its sub-advisory services to the SA U.S. Core Market Fund with respect to any assets of the SA U.S. Core Market Fund invested in the U.S. Micro Cap Portfolio of the DFA Investment Dimensions Group Inc.
(2)	The SA International Small Company Fund and SA Worldwide Moderate Growth Fund do not pay Sub-Advisory Fees.

Pursuant to the Investment Advisory Agreements, the Adviser oversees the administration of the Trust’s business and affairs and provides certain services required for effective administration of the Trust. Prior to October 26, 2022, for the administrative services provided, the Adviser was entitled to a fee from each SA Fund computed daily and payable monthly at the annual rate of 0.10% of the average daily net assets of each SA Fund.

Set forth below are the fees paid by the SA Funds to the Adviser, in its capacity as the administrator, for the periods indicated. Because the Allocation Fund is invested in the SA Funds, no fee is charged to the Allocation Fund for administrative services.

Fund	Fiscal Year Ended June 30, 2024	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2022
SA U.S. Fixed Income Fund	N/A	$145,136	$505,139
SA Global Fixed Income Fund	N/A	$235,469	$802,435
SA U.S. Core Market Fund	N/A	$193,578	$704,954
SA U.S. Value Fund	N/A	$167,953	$598,707
SA U.S. Small Company Fund	N/A	$97,467	$357,199
SA International Value Fund	N/A	$164,514	$616,667
SA International Small Company Fund	N/A	$74,777	$297,470
SA Emerging Markets Value Fund	N/A	$57,966	$211,221
SA Real Estate Securities Fund	N/A	$44,629	$169,289

The Adviser and the Trust have received exemptive relief from the SEC that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees of the Trust, is permitted to appoint sub-advisers for the Funds and supervise and monitor the performance of each sub-adviser. The exemptive relief also permits the Adviser, subject to approval by the Board, to terminate and replace sub-advisers or amend sub-advisory agreements without shareholder approval when the Adviser and the Trustees believe such action will benefit a Fund and its shareholders. As of the date of this SAI, only SA U.S. Fixed Income Fund, SA Emerging Markets Value Fund and SA Real Estate Securities Fund may rely on this exemptive relief. The other Funds may not rely on this exemptive relief and must obtain shareholder approval to take such actions.

The following individuals are affiliated persons of the Trust and of the Adviser: Jonathan Scheid, Dan Anderson, Jeff Yorg and Marcy Tsagarakis. The capacities in which each such individual is affiliated with the Trust and the Adviser is set forth above under “Trustees and Officers.”

Distributor

Foreside Financial Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Adviser or any other service provider for the Trust.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enters into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to investors by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the applicable Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its investors, will be the shareholder of record, although investors may have the right to vote shares depending upon their arrangement with the intermediary.

The Distributor does not receive compensation from the Funds for its distribution services. The Adviser pays the Distributor a fee for fund distribution services and for licensing of registered employees but pays no other fees for other distribution-related services (including Rule 12b-1 fees).

Shareholder Servicing Agent

Under a Shareholder Service Agreement with the Trust, the Adviser acts as a Shareholder Servicing Agent and performs various services for each Fund, which may include, among other things, maintaining a toll-free telephone number for shareholders of each Fund to use to obtain up-to-date account information; making available to shareholders quarterly and other reports with respect to the performance of each Fund; if requested by independent advisers, arranging for the purchase, exchange, redemption, or transfer of Fund shares in conjunction with the shareholder’s custodian of record and/or maintaining a technological platform whereby shareholders can access up-to-date information related to their respective holdings in a Fund; addressing shareholder communications brought to the Adviser’s attention; and providing shareholders with such information regarding the operations and affairs of each Fund, and their investment in its shares, as the shareholders or the Trust may reasonably request. For these services, the Adviser is paid a service fee that is calculated daily and paid monthly at the annual rate of 0.15% of the average daily net assets of each Fund. Prior to October 26, 2022, for these services, the Adviser was paid a service fee that is calculated daily and paid monthly at the annual rate of 0.25% and 0.05% of the average daily net assets of each Fund’s former Investor Class and Select Class shares, respectively. In addition, because the Allocation Fund is invested in the Funds, no fee is charged to the Allocation Fund for shareholder servicing. The reports and other information mentioned above are available to shareholders and may be obtained by calling (844) 366-0905.

Prior to October 26, 2022, the Trust offered Select Class shares and Investor Class shares of each Fund, with the exception of SA Worldwide Moderate Growth Fund, which only offered a single share class. The table below sets forth the fees paid by (i) the Fund’s former Investor Class and former Select Class shares to the Shareholder Servicing Agent for the periods prior to October 26, 2022 and (ii) by the Fund after October 26, 2022.

Fund	Fiscal Year Ended June 30, 2024	October 26, 2022 through June 30, 2023	Investor class July 1, 2022 through October 25, 2022	Investor Class Fiscal Year Ended June 30, 2022
SA U.S. Fixed Income Fund	$678,455	$429,681	$41,509	$149,410
SA Global Fixed Income Fund	$914,552	$705,419	$63,619	$224,862
SA U.S. Core Market Fund	$974,375	$613,708	$63,771	$248,544
SA U.S. Value Fund	$799,994	$534,591	$48,047	$181,840
SA U.S. Small Company Fund	$457,074	$308,217	$29,023	$113,679
SA International Value Fund	$817,551	$557,684	$43,837	$175,800
SA International Small Company Fund	$369,643	$252,889	$20,864	$89,624
SA Emerging Markets Value Fund	$292,125	$189,375	$13,430	$52,477
SA Real Estate Securities Fund	$183,036	$129,603	$12,190	$48,940

Fund	October 26, 2022 through June 30, 2023*	Select Class July 1, 2022 through October 25, 2022	Select Class Fiscal Year Ended June 30, 2022
SA U.S. Fixed Income Fund	N/A	$64,266	$222,687
SA Global Fixed Income Fund	N/A	$107,626	$356,245
SA U.S. Core Market Fund	N/A	$86,151	$302,768
SA U.S. Value Fund	N/A	$76,288	$262,985
SA U.S. Small Company Fund	N/A	$44,018	$155,864
SA International Value Fund	N/A	$75,325	$273,174
SA International Small Company Fund	N/A	$34,029	$130,810
SA Emerging Markets Value Fund	N/A	$26,916	$95,115
SA Real Estate Securities Fund	N/A	$20,332	$74,856

*	Fees paid by each Fund during this period are reflected in the table above.

Sub-Administrator

State Street Bank and Trust Company (“State Street”), whose principal business address is 1100 Main Street, Suite 400, Kansas City, MO 64105, serves as the sub-administrator for the Trust, pursuant to a Second Amended and Restated Sub-Administration Agreement with State Street (the “Sub-Administration Agreement”), with the Adviser and the Trust.

Under the Sub-Administration Agreement, State Street has agreed to oversee the computation of each Fund’s net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC. For providing these services, State Street receives a fee calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust as follows: 0.017% of the first $1.5 billion of net assets and 0.014% of net assets over $1.5 billion. There is a minimum annual charge of $54,000 per Fund. Prior to October 1, 2021, the fee was calculated as follows: 0.02% of the first $1.5 billion of net assets and 0.0175% of net assets over $1.5 billion. There is a minimum annual charge of $70,000 per Fund except for SA International Small Company Fund and SA Worldwide Moderate Growth Fund, which are subject to a minimum annual fee of $50,000.

Fees are calculated for the fund complex and then allocated to the Funds based upon each Fund’s total net assets, which may cause a Fund to pay less than the minimum annual charge.

The table below sets forth the fees paid by the Funds to State Street, in its capacity as the sub-administrator, for the periods indicated.

Fund	Fiscal Year Ended June 30, 2024	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2022
SA U.S. Fixed Income Fund	$79,612	$86,759	$71,782
SA Global Fixed Income Fund	$107,367	$140,730	$114,788
SA U.S. Core Market Fund	$115,223	$119,287	$100,971
SA U.S. Value Fund	$93,013	$103,929	$87,609
SA U.S. Small Company Fund	$53,189	$61,523	$50,169
SA International Value Fund	$95,126	$105,932	$89,708
SA International Small Company Fund	$43,236	$49,475	$42,205
SA Emerging Markets Value Fund	$34,053	$36,115	$30,848
SA Real Estate Securities Fund	$21,480	$26,581	$25,033
SA Worldwide Moderate Growth Fund	$3,902	$4,494	$3,740

Custodian

State Street, John Adams Building, 1776 Heritage Drive, North Quincy, MA 02171 is the custodian of each Fund’s assets pursuant to a Custodian Contract with the Trust. State Street is also the custodian with respect to the custody of foreign securities held by the Funds. Under the Custodian Contract, State Street (i) holds and transfers portfolio securities of each Fund, (ii) accepts receipts and makes disbursements of money on behalf of each Fund, (iii) collects and receives all income and other payments and distributions on each Fund’s securities and (iv) makes periodic reports to the Board of Trustees concerning the Funds’ operations.

Transfer And Dividend-Disbursing Agent

The Trust has hired SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”), 1055 Broadway, Kansas City, MO, 64105 to serve as the transfer and dividend-disbursing agent for the Funds. In addition, the Trust and/or the Distributor have entered into arrangements whereby authorized intermediaries administer omnibus accounts for indirect shareholders of the Funds. The Trust and/or the Adviser may pay certain such intermediaries for these services.

SECURITIES LENDING

The Trust has hired State Street, State Street Financial Center, One Congress Street, Boston, MA 02111-2900, to serve as the securities lending agent for the Funds. The services provided by State Street as securities lending agent include selection of securities to be lent; entering into loan agreements with borrowers previously approved by the Funds’ Board; negotiating loan terms; delivery of documents to the Funds; receiving and holding collateral on the Funds’ behalf; providing to the Funds services related to marking lent securities and collateral to their market value to assist the Fund with valuation, performed pursuant to relevant policies and procedures approved by the Board; investing cash collateral in accordance with instructions from the Funds; recordkeeping for transactions under the securities lending agreement; monitoring dividends and coordinating material proxy votes relating to lent securities; and arranging for the return of lent securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended June 30, 2024, are shown in the following table:

Fund	Securities Lending Activity
SA Global Fixed Income Fund
Gross income from securities lending activities	$388,343
Fees paid to securities lending agent from a revenue split	$5,780
Fees paid for any cash collateral management service that are not included in revenue split	$2,393
Administrative fees not included in revenue split	$0.00
Indemnification fee not included in revenue split	$0.00
Rebate (paid to borrower)	$357,052
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$365,226
Net income from securities lending activities	$23,117
SA U.S. Core Market Fund
Gross income from securities lending activities	$25,909
Fees paid to securities lending agent from a revenue split	$4,021
Fees paid for any cash collateral management service that are not included in revenue split	$54.77
Administrative fees not included in revenue split	$0.00
Indemnification fee not included in revenue split	$0.00
Rebate (paid to borrower)	$5,747
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$9,823
Net income from securities lending activities	$16,086
SA U.S. Value Fund
Gross income from securities lending activities	$19,954
Fees paid to securities lending agent from a revenue split	$2,650
Fees paid for any cash collateral management service that are not included in revenue split	$43.29
Administrative fees not included in revenue split	$0.00
Indemnification fee not included in revenue split	$0.00
Rebate (paid to borrower)	$6,647
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$9,340
Net income from securities lending activities	$10,613
SA U.S. Small Company Fund
Gross income from securities lending activities	$72,436
Fees paid to securities lending agent from a revenue split	$5,494
Fees paid for any cash collateral management service that are not included in revenue split	$325
Administrative fees not included in revenue split	$0.00
Indemnification fee not included in revenue split	$0.00
Rebate (paid to borrower)	$44,585
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$50,405
Net income from securities lending activities	$22,032

Fund	Securities Lending Activity
SA International Value Fund
Gross income from securities lending activities	$1,801,272
Fees paid to securities lending agent from a revenue split	$58,315
Fees paid for any cash collateral management service that are not included in revenue split	$10,365
Administrative fees not included in revenue split	$0.00
Indemnification fee not included in revenue split	$0.00
Rebate (paid to borrower)	$1,499,283
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$1,567,963
Net income from securities lending activities	$233,309
SA Emerging Markets Value Fund
Gross income from securities lending activities	$134,553
Fees paid to securities lending agent from a revenue split	$13,777
Fees paid for any cash collateral management service that are not included in revenue split	$581
Administrative fees not included in revenue split	$0.00
Indemnification fee not included in revenue split	$0.00
Rebate (paid to borrower)	$65,079
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$79,437
Net income from securities lending activities	$55,116
SA Real Estate Securities Fund
Gross income from securities lending activities	$11,289
Fees paid to securities lending agent from a revenue split	$580
Fees paid for any cash collateral management service that are not included in revenue split	$60.29
Administrative fees not included in revenue split	$0.00
Indemnification fee not included in revenue split	$0.00
Rebate (paid to borrower)	$8,325
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$8,965
Net income from securities lending activities	$2,324

Counsel

The law firm of Dechert LLP, 45 Fremont St., 26th Floor, San Francisco, CA 94105, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Trust.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, serves as the independent registered public accounting firm for the Trust, providing audit services for the Funds’ annual financial statements.

Portfolio Managers

Allocation Fund

The Allocation Fund is collectively managed by the Investment Committee of the Adviser, portfolio managers and trading personnel. The portfolio managers implement the policies and procedures established by the Investment Committee of the Adviser. The portfolio managers also make daily investment decisions regarding the Allocation Fund based on the parameters established by the Investment Committee. The portfolio managers named below coordinate the efforts with respect to the day-to-day management of the Allocation Fund.

Sheldon McFarland, Director of Investment Strategy

Brian Haywood, CIMA®, Investment Strategy Advisor

Investments in the Allocation Fund

As of September 30, 2024, Sheldon McFarland, Brian Haywood, and their immediate families did not own shares of the Allocation Fund.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined by the Adviser and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Allocation Fund or other accounts that the portfolio managers manage or on the value of assets held in the Allocation Fund or certain of the SA Funds. The Adviser reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

Base salary. Each portfolio manager is paid a base salary. The Adviser considers the factors described above to determine each portfolio manager’s base salary.

Annual Bonus. Each portfolio manager may receive a bonus that is determined by the Adviser based on the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of Focus as determined from time to time by the Board of Directors of Focus or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

Other Managed Accounts

In addition to the Allocation Fund, each portfolio manager manages (1) other U.S. registered investment companies advised or sub-advised by the Adviser, (2) other pooled investment vehicles that are not U.S. registered mutual funds and/or (3) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category as of September 30, 2024
Sheldon McFarland	No other accounts managed.
Brian Haywood	No other accounts managed.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to the Allocation Fund and other accounts. Other accounts include registered mutual funds (other than the Funds covered by this SAI), other unregistered pooled investment vehicles, and/or other accounts managed for organizations and individuals (collectively, “Accounts”). Potential conflicts of interest may arise for a portfolio manager that is responsible for the management of multiple Accounts. Such Accounts may have similar investment objectives to the Allocation Fund, and therefore may purchase, hold, or sell securities that may also be held by the Allocation Fund. Management of multiple independent Accounts with similar investment objectives and/or security positions has the potential to require disparate commitments of time by a portfolio manager across the Accounts, and to result in different asset allocation decisions by a portfolio manager.

Because most Accounts managed by the portfolio managers utilize the same or similar investment strategy as the investment strategy applied to the Allocation Fund, the Adviser believes that the potential conflicts of interest described above have been reasonably mitigated. Most Accounts managed by the portfolio managers are managed using the same investment models that are used in connection with the management of the Allocation Fund. The Adviser’s overall investment philosophy is generally applicable to all Accounts it manages. Furthermore, the Adviser has in place policies and procedures reasonably designed to identify, address, and mitigate potential conflicts of interest. The Adviser’s Code of Ethics also addresses potential conflicts of interest as they relate to the personal securities transactions of the Adviser’s employees, supervised persons, and portfolio managers. However, there is no guarantee that these procedures will detect each and every situation in which a conflict arises.

SA Funds

In accordance with the team approach used to manage the SA Funds, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee of Dimensional. The portfolio managers and portfolio traders also make daily investment decisions regarding the SA Funds including running buy and sell programs based on the parameters established by the Investment Committee. The portfolio managers named below coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of certain SA Funds within each category of SA Funds indicated.

Domestic Equity Funds (includes SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund and SA Real Estate Securities Fund)	Jed S. Fogdall, John A. Hertzer, Marc C. Leblond, Allen Pu, and Joel P. Schneider

International Equity Funds (includes SA International Value Fund, SA International Small Company Fund and SA Emerging Markets Value Fund)	Jed S. Fogdall, Mary T. Phillips, Joel P. Schneider, and Ethan Wren

Fixed Income Funds (includes SA U.S. Fixed Income Fund and SA Global Fixed Income Fund)	Joseph F. Kolerich and David A. Plecha

Investments in Each SA Fund

As of June 30, 2024, Jed S. Fogdall, John A. Hertzer, Marc C. Leblond, Joseph F. Kolerich, Mary T. Phillips, David A. Plecha, Allen Pu, Joel P. Schneider, and Ethan Wren and their immediate families did not own shares of any SA Fund.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the SA Funds or other accounts that the portfolio managers manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

Base salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of Dimensional as determined from time to time by the Board of Directors of Dimensional or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Other Managed Accounts

In addition to the SA Funds, each portfolio manager manages (1) other U.S. registered investment companies advised or sub-advised by Dimensional, (2) other pooled investment vehicles that are not U.S. registered mutual funds and (3) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category as of June 30, 2024
Jed S. Fogdall

124 U.S. registered funds with approximately $516,091 million in total assets under management.

28 unregistered pooled investment vehicles with approximately $25,376 million in total assets under management, of which 1 account with approximately $184 million in assets is subject to a performance fee.

992 other accounts with approximately $40,971 million in total assets under management, of which 4 accounts with approximately $2,031 million in assets are each subject to a performance fee.

Joseph F. Kolerich

67 U.S. registered funds with approximately $104,572 million in total assets under management.

4 unregistered pooled investment vehicles with approximately $3,816 million in total assets under management, of which 0 accounts with $0 in assets are subject to a performance fee.

9 other accounts with approximately $2,158 million in total assets under management, of which 0 accounts with $0 in assets are subject to a performance fee.

David A. Plecha

67 U.S. registered funds with approximately $104,572 million in total assets under management.

4 unregistered pooled investment vehicles with approximately $3,816 million in total assets under management, of which 0 accounts with $0 in assets are subject to a performance fee.

9 other accounts with approximately $2,158 million in total assets under management, of which 0 accounts with $0 in assets are subject to a performance fee.

Joel P. Schneider

44 U.S. registered funds with approximately $188,680 million in total assets under management.

0 unregistered pooled investment vehicles with approximately $0 million in total assets under management, of which 0 accounts with $0 in assets are subject to a performance fee.

2 other accounts with approximately $7,676 million in total assets under management, of which 0 accounts with $0 in assets are subject to a performance fee.

Mary T. Phillips

59 U.S. registered funds with approximately $151,353 million in total assets under management.

4 unregistered pooled investment vehicles with approximately $3,476 million in total assets under management, of which 0 accounts with $0 in assets are subject to a performance fee.

0 other accounts with $0 in total assets under management, of which 0 accounts with $0 in assets are subject to a performance fee.

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category as of June 30, 2024
Marc C. Leblond

13 U.S. registered funds with approximately $74,522 million in total assets under management.

3 unregistered pooled investment vehicles with approximately $1,467 million in total assets under management, of which 1 account with approximately $184 million in assets is subject to a performance fee.

14 other accounts with approximately $7,517 million in total assets under management, of which 0 accounts with $0 in assets are subject to a performance fee.

Ethan Wren

7 U.S. registered funds with approximately $21,733 million in total assets under management.

0 unregistered pooled investment vehicles with $0 in total assets under management, of which 0 accounts with $0 in assets are subject to a performance fee.

6 other accounts with approximately $3,572 million in total assets under management, of which 2 accounts with approximately $985 million in assets are each subject to a performance fee.

John A. Hertzer

29 U.S. registered funds with approximately $184,958 in total assets under management.

3 unregistered pooled investment vehicles with approximately $5,314 million in total assets under management, of which 0 accounts with $0 in assets are subject to a performance fee.

4 other accounts with approximately $9,237 million in total assets under management, of which 0 accounts with $0 in assets are subject to a performance fee.

Allen Pu

63 U.S. registered funds with approximately $292,440 million in total assets under management.

15 unregistered pooled investment vehicles with approximately $18,055 million in total assets under management, of which 0 accounts with $0 in assets are subject to a performance fee.

0 other accounts with approximately $0 in total assets under management, of which 0 accounts with $0 in assets are subject to a performance fee.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one SA Fund and other accounts. Other accounts include registered funds (other than the Funds covered by this SAI), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (collectively, “Accounts”). An Account may have similar investment objectives to an SA Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by an SA Fund. Actual or apparent conflicts of interest include:

Time Management.  The management of multiple SA Funds and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each SA Fund and/or Account.  Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the SA Funds.

Investment Opportunities.  It is possible that at times identical securities will be held by more than one SA Fund and/or Account.  However, positions in the same security may vary, and the length of time that any SA Fund or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one SA Fund or Account, an SA Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible SA Funds and Accounts.  To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across multiple SA Funds and Accounts.

Broker Selection.  With respect to securities transactions for the SA Funds, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, Dimensional or its affiliates may place separate, non-simultaneous transactions for an SA Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the SA Fund or the Account.

Performance-Based Fees.  For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for Dimensional with regard to the SA Funds and Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

Investment in an Account.  A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to the SA Funds and other Accounts for which he or she has portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Brokerage Allocations And Other Practices

The following discussion relates to the policies of the SA Funds with respect to brokerage commissions. The Allocation Fund does not incur any brokerage costs in connection with their purchases or redemption of shares of the SA Funds.

Subject to the general supervision of the Board, the Sub-Adviser makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for the SA Funds.

Brokerage firms are typically paid an agency commission when they buy or sell equity securities for the SA Funds. The pre-negotiated commission rates may vary among different brokers due to various factors.

Over-the-counter issues, including corporate debt and government securities, are normally traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Sub-Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from and sold to dealers includes a dealer’s mark-up or markdown.

The Sub-Adviser will place portfolio transactions with a view to receiving the best price and execution.

Transactions may be placed with brokers who provide the Sub-Adviser with investment research, such as reports concerning individual issuers, industries and general economic and financial trends, and other research services. The Sub-Advisory Agreement permits the Sub-Adviser to cause the SA Funds to pay a broker or dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker or dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the SA Funds.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Sub-Adviser and does not reduce the sub-advisory fees payable to the Sub-Adviser. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which the Sub-Adviser exercises investment discretion. Conversely, an SA Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Investment decisions for each SA Fund and for other investment accounts managed by the Sub-Adviser are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as an SA Fund is concerned, in other cases it is believed to be beneficial to an SA Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for an SA Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Portfolio securities will not be purchased from or sold to the Adviser, the Sub-Adviser, the Distributor or any affiliated person (as defined in the 1940 Act) of the foregoing entities except to the extent permitted by SEC exemptive orders or by applicable law. An SA Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Adviser, Sub-Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Trust’s Board of Trustees in accordance with Rule 10f-3 under the 1940 Act.

The table below sets forth the aggregate dollar amount of brokerage commissions paid by the Funds for the periods indicated:

Fund	Fiscal Year End June 30, 2024	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2022
SA U.S. Fixed Income Fund	$0	$0	$0
SA Global Fixed Income Fund	$0	$0	$0
SA U.S. Core Market Fund	$2,047	$3,655	$9,397
SA U.S. Value Fund	$4,929	$5,380	$11,208
SA U.S. Small Company Fund	$7,106	$12,205	$15,799
SA International Value Fund	$44,710	$42,746	$50,655
SA International Small Company Fund	$0	$0	$0
SA Emerging Markets Value Fund	$27,752	$22,396	$37,589
SA Real Estate Securities Fund	$478	$1,961	$3,591
SA Worldwide Moderate Growth Fund	$0	$0	$0

Any substantial increases or decreases in the amount of brokerage commissions paid by certain Funds from year to year indicated in the foregoing table resulted from increases or decreases in the amount of securities that were bought and sold by those Funds.

The Trust is required to identify the amount of transactions and related commissions for any brokerage transaction directed to a broker for research services during the last fiscal year. For the fiscal year ended June 30, 2023, the Trust did not have any brokerage transactions directed to brokers for research services.

The Trust is required to identify the securities of its or its parent companies’ regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) held by the Funds as of the close of their most recent fiscal year and state the value of such holdings. As of June 30, 2024, the Trust held securities of the following regular brokers or dealers.

Market Value
SA U.S. Fixed Income Fund
Toronto Dominion Securities, Inc.	$1,162,147
Citigroup Global Markets Limited	$2,024,613
JP Morgan Chase	$21,863,665

Market Value
RBC Capital Markets LLC	$3,521,431

SA U.S. Core Market Fund
Goldman Sachs & Co.	$1,020,886
Jefferies & Co., Inc.	$80,611
Citigroup Global Markets	$410,777
Bank of America N.A.	$2,626,252
Stifel Nicolaus/Stifel Financial Corp	$212,815

SA U.S. Value Fund
Goldman Sachs & Co.	$7,892,532
Citigroup Global Markets	$4,917,325
Bank of America N.A.	$7,817,350
JP Morgan Chase	$34,545,540
Jefferies & Co., Inc.	$347,972

SA U.S. Small Company Fund
Jefferies Financial Group	$1,075,861
Virtu Americas LLC.	$224,762
Stifel Nicolaus/Stifel Financial Corp	$813,983

SA International Value Fund
HSBC Holdings PLC	$8,368,232
Barclays Bank PLC	$3,267,953
BNP Paribas Securities Corp.	$3,641,419
Societe Generale	$1,614,368
Toronto Dominion Bank	$5,239,093
ABN AMRO Clearing Bank N.V.	$706,174
UBS Securities LLC	$6,139,833
Nomura Securities International, Inc.	$1,600,660

SA Global Fixed Income Fund
JP Morgan Chase	$4,308,624
RBC Capital Markets LLC	$3,663,466
Canadian Imperial Bank of Commerce	$17,160,776
Royal Bank of Canada	$3,663,466

Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

The table below sets forth the portfolio turnover rates of each Fund for the periods noted.

Fund	Fiscal Year Ended June 30, 2024		Fiscal Year Ended June 30, 2023
SA U.S. Fixed Income Fund	154%	*	29%
SA Global Fixed Income Fund	182%	*	97%
SA U.S. Core Market Fund	1%		3%
SA U.S. Value Fund	6%		5%
SA U.S. Small Company Fund	7%		8%
SA International Value Fund	12%		11%
SA International Small Company Fund	4%		7%
SA Emerging Markets Value Fund	13%		12%
SA Real Estate Securities Fund	2%		2%
SA Worldwide Moderate Growth Fund	11%		115%
*	SA U.S. Fixed Income Fund and the SA Global Fixed Income Fund experienced increased portfolio turnover as portfolio management adjusted the portfolio positions to align with investment strategy changes effective March 5, 2024.

Information Concerning Shares

The Trust is a Delaware statutory trust. Under the Trust’s Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of the Trust into one or more classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption.

Fund shares are sold at NAV without a sales charge. As discussed above, Fund shares are subject to a fee under the Shareholder Service Agreement between the Trust and the Adviser. The minimum initial purchase amount of Fund shares is generally $100,000 aggregated across all of the SA Funds with no minimum for any individual fund and with no minimum for subsequent investments. In the Adviser’s discretion, the minimum initial purchase amount may be applied across all assets of the investor under administration with the investment advisor or may be reduced.

In the event of a liquidation or dissolution of the Trust, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Funds, of any general assets not belonging to any particular Fund that are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder.

Shares of the Trust have non-cumulative voting rights and, accordingly, the holders of a plurality of the Trust’s outstanding shares may elect all of the Trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable by the Trust.

Shareholder meetings to elect Trustees will not be held unless and until such time as determined by the Trust or required by law. At that time, the Trustees then in office will call a shareholder meeting to elect Trustees. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Shareholder meetings shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

Purchase, Redemption And Pricing Of Shares

Purchase And Redemption Information

Purchases and redemptions are discussed in the Funds’ Prospectuses, and such information is incorporated herein by reference.

The Funds will be open on days that the New York Stock Exchange (the “NYSE”) is open and will generally be closed on days that the NYSE is closed. As of the date of this SAI, the NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (also known as Presidents Day), Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase and redemption requests will not be processed on days the Funds are closed.

Retirement Plans. Shares of any Fund may be purchased in connection with various types of tax-advantaged retirement plans, including individual retirement accounts (“IRAs”), Roth IRAs, 401(k) plans and simplified employee pension IRAs. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. An annual custodial fee is also charged on certain retirement plans. This custodial fee is generally due by December 15 of each year and may be paid by check or shares liquidated from a shareholder’s account.

In-Kind Purchases. Payment for shares may, in the discretion of the Adviser or Sub-Adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment, please contact the Adviser. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Funds, (b) are acquired for investment and not for resale, (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets, (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange and (e) are valued on the day of purchase in accordance with the pricing methods used by the

Fund. The Fund must also receive satisfactory assurances that (i) it will have good and marketable title to the securities received by it and (ii) the securities are in proper form for transfer to the Fund.

Redemption In-Kind. Redemption proceeds are normally paid in cash; however, each Fund reserves the right to pay the redemption price in whole or part by a distribution in-kind of securities from the portfolio of the particular Fund, in lieu of cash. Redemption in-kind will be made in conformity with applicable rules of the SEC taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Board of Trustees determines to be fair and equitable. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period. The Funds may also use redemptions in-kind for certain Fund shares redeemed by ReFlow Fund, LLC, as described in the Prospectus. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. In addition, redemption in portfolio securities generally will be a taxable event which will generate a capital gain or loss, and special rules may apply when determining gain or loss. See “Distributions and Taxes – Taxes on Distributions” in each Prospectus, and “Taxes – Taxation of Disposition of Shares” in this SAI.

Other Redemption Information. The Funds reserve the right to suspend or postpone redemptions during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (ii) the NYSE is closed for other than customary weekend and holiday closings, (iii) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (iv) an emergency exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

The Funds may involuntarily redeem an investor’s shares if the aggregate net asset value of such investor’s holding in the Funds is less than $5,000, provided that involuntary redemptions will not result from fluctuations in the value of an investor’s shares. A notice of redemption, sent by first-class mail to the investor’s address of record, will fix a date not less than 60 days after the mailing date, and shares will be redeemed at the NAV at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to $5,000 or more. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

Abandoned Property. It is the responsibility of a shareholder to ensure that the Trust maintains a correct address for the shareholder’s account(s). An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Trust. If the Trust is unable to locate the shareholder, then it will determine whether the shareholder’s account has legally been abandoned. The Trust is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction.

Taxes

The following section summarizes certain federal income and excise tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. This discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative authorities as of the date of this SAI, all of which are subject to change, which may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences thereof arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

Tax Status Of The Funds

Each Fund (which is treated as a separate corporation for federal tax purposes) has elected and intends to continue to qualify annually to be taxed as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Code. As such, a Fund will not be subject to federal income tax on its net investment income and realized net capital gains that it distributes as dividends to its shareholders, provided that it distributes at least 90% of its investment company taxable income (if any) -- consisting generally of taxable net investment income plus the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), if any, all determined without regard to any deductions for dividends paid -- for the taxable year (the “Distribution Requirement”), as well as satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during a taxable year or, under specified circumstances, within twelve months after the close of a taxable year will satisfy the Distribution Requirement for that year.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or those currencies or (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (the “Income Requirement”).

Moreover, at the close of each quarter of its taxable year, (1) at least 50% of the value of a Fund’s assets must consist of cash and cash items, government securities, securities of other RICs and securities of other issuers limited, in respect of any one issuer, to not more than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer (equity securities of QPTPs being considered voting securities for these purposes), and (2) no more than 25% of the value of a Fund’s total assets may be invested in (a) the securities (other than government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs (the “Diversification Requirements”). A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which satisfies the Income Requirement.

If, for any taxable year, any Fund did not qualify for treatment as a RIC, all of its taxable income generally would be subject to tax at regular corporate rates without any deduction for distributions to its shareholders. In that event, all distributions, including distributions of net capital gain (as defined below), would be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits except that, for individual shareholders and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is QDI (see below) would be subject to federal income tax at the rates for net capital gain –generally, a maximum of either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts; those distributions also would be eligible for the dividends-received deduction available to certain corporate shareholders under certain circumstances.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Although each Fund expects to continue to qualify for treatment as a RIC and thereby be relieved of all or substantially all federal income tax, a Fund may be subject to the tax laws of states or localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax (the “Excise Tax”). To prevent imposition of the Excise Tax, a Fund must distribute dividends to shareholders in respect of each calendar year of an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund did not pay any U.S. federal corporate income tax. Each Fund intends to make its distributions in accordance with this requirement so as to avoid liability for the Excise Tax. However, each Fund reserves the right to retain a portion of its earnings and to be subject to excise tax on such earnings.

Taxation Of Fund Distributions

Each Fund may report distributions of investment income it derives from dividends of most U.S. corporations (excluding, in general, most dividends from REITs) and some foreign corporations as QDI, provided that certain holding period and other requirements are met by the Fund. Fund dividends reported as QDI will be taxed in the hands of an individual shareholder at the rates applicable to net capital gain (described above), provided the shareholder meets the same holding period and other requirements with respect to the shares on which the Fund dividends were paid.

In the case of corporate shareholders, Fund distributions for any taxable year generally will qualify for the dividends-received deduction to the extent of the amount of dividends the Fund received from domestic corporations for the taxable year and if certain holding period requirements are met.

Distributions of (1) interest income a Fund earns from investments in debt securities and (2) any net short-term capital gain generally will be taxable to its shareholders as ordinary income and will not be eligible for the maximum rates applicable to QDI or the dividends-received deduction available to corporations.

Each Fund intends to distribute to its shareholders any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) for each taxable year. Such a distribution is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, subject to the maximum federal income tax rates of 15% and 20% described above for an individual shareholder, regardless of the length of time the shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. Capital gain distributions are not eligible for the dividends-received deduction.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary REIT dividends through 2025. Treasury regulations allow a Fund to pass through to its shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) shareholders of a Fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through.

Certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that such Fund is eligible to report as a section 163(j) dividend for a tax year is generally limited to the excess of such Fund’s business interest income over the sum of such Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

A distribution will be treated as paid (and received by shareholders) on December 31 if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during the following January. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than in the calendar year in which the distributions are received.

Shareholders of a Fund will be advised annually as to the federal income tax character of distributions the Fund made. After calendar year-end, however, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution or return of capital) of the distributions they have made during that year, which would result at that time in SA Real Estate Securities Fund also having to re-categorize some of the distributions it made to its shareholders. Those changes would be reflected in that Fund’s Forms 1099. Although those forms generally will be distributed in February of each year, that Fund may, in one or more years, request from the Internal Revenue Service (the “Service”) an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to its shareholders on a single form (rather than having to send them amended forms).

Dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of the Fund’s shares is effectively connected with a U.S. trade or business the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). A Fund is generally able to report distributions of “interest-related dividends” and “short-term capital gain dividends,” in writing to its shareholders as exempt from that withholding tax. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount (“OID”), interest on obligations “in registered form,” and interest on deposits, less allocable deductions). “Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gains” (i.e., net short-term capital gain, computed with certain adjustments). However, distributions that are derived from any dividends on corporate stock or from ordinary income other than U.S. source interest are still subject to withholding. There can be no assurance as to the amount of distributions that would not be subject to withholding when paid to foreign persons.

SA Real Estate Securities Fund (and the Allocation Fund indirectly through its investment in that Fund) may invest in the securities of corporations that invest in U.S. real property, including U.S. REITs. Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a non-U.S. shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If the SA Real Estate Securities Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. The SA Real Estate Securities Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) a foreign shareholder owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to a non-U.S. shareholder to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that a shareholder file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Taxation Of Disposition Of Shares

On a redemption or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, depending on the shareholder’s holding period for the shares. Any loss realized on a redemption or exchange will be disallowed to the extent the shares that are disposed of are replaced (including through reinvestment of distributions) within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis in the shares acquired will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on the sale of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain with respect to those shares.

A shareholder’s basis in shares of a Fund that he or she acquired after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) also must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Taxation Of Foreign Investments

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (“foreign taxes”) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

In the cases of the SA Worldwide Moderate Growth Fund, SA Global Fixed Income Fund, SA International Value Fund, SA Emerging Markets Value Fund and SA International Small Company Fund (each, an “International Fund”), if more than 50% of the value of its total assets (in the last Fund’s case, indirectly through its share of the DFA Portfolio’s indirect investments in the Underlying DFA Funds’ assets) at the close of any taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of an International Fund’s assets at the close of each quarter of its taxable year consists of interests in Underlying Funds that are RICs, it will be eligible to, and may, file an election with the Service that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it directly or indirectly (through the DFA Portfolio and the Underlying DFA Funds) pays. Pursuant to the election, an International Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the International Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If an International Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes and foreign-source income it directly or indirectly paid and earned, respectively. Each of SA International Value Fund, SA Emerging Markets Value Fund, SA International Small Company Fund, and SA Worldwide Moderate Growth Fund has, for prior taxable years, filed this election with the Service.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portions of foreign taxes an International Fund directly or indirectly paid if the shareholder has not held Fund shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless International Fund dividends paid to it are effectively connected with its conduct of a U.S. trade or business.

A Fund may invest in shares of one or more passive foreign investment companies (“PFICs”) either directly or, in the case of SA International Small Company Fund, indirectly through the DFA Portfolio and the Underlying DFA Funds and the Allocation Fund, indirectly through other Funds. In general, a foreign corporation (other than a “controlled foreign corporation”) is a PFIC if at least one-half of its assets produce or are held for the production of passive income or 75% or more of its gross income for the taxable year is passive. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives, directly or indirectly, on the stock of a PFIC or of any gain on its direct or indirect disposition of that stock (collectively, “PFIC income”), plus an interest charge thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to the extent it distributes that income to its shareholders. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. Moreover, Fund distributions thereof will not be eligible for the maximum federal income tax rates on individual shareholder’s QDI described above.

Each Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. If a Fund (which term, for purposes of this and the following paragraph and the first sentence of the paragraph after that, includes the DFA Portfolio and an Underlying DFA Fund, where applicable) elects to treat a PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund also may alternatively elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the adjusted basis therein as of the end of that taxable year. Pursuant to the election, a deduction (as an ordinary, not a capital, loss) also would be allowed for the excess, if any, of the holder’s adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years under the election. The adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, and may subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Furthermore, investors should be aware that a Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein. Each Fund reserves the right to make such investments as a matter of its investment policy.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Taxation Of Real Estate Investments

SA Real Estate Securities Fund (and the Allocation Fund indirectly through its investment in that Fund) may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, which are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service have issued a notice (the “Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The SA Real Estate Securities Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Taxation Of Other Fund Investments

Certain Financial Instruments. Special rules govern the federal income tax treatment of financial instruments in which some Funds may invest. These rules may have a particular impact on the amount of income or gain that a Fund must distribute to its shareholders to comply with the Distribution Requirement and on the income or gain qualifying under the Income Requirement.

Original Issue Discount. Each Fund may acquire debt securities with OID, which represents the difference between the original issue price of the debt instrument and its stated redemption price at maturity. OID is required to be accrued on a daily basis and is considered interest income for federal income tax purposes. Therefore, it is subject to the Distribution Requirement for a Fund, even if the Fund receives no corresponding payment on the discounted security during the Fund’s taxable year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Market Discount. Some Funds may acquire debt securities at a discount in excess of the OID thereon or at a discount to the stated redemption price at maturity (for debt securities without OID). This discount is called “market discount.” Market discount is permitted to be recorded daily or at the time of disposition of the debt security. If market discount is to be recognized at the time of disposition of the debt security, accrued market discount is recognized to the extent of gain on the disposition.

Hedging Transactions. The premium a Fund receives for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium will be a short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount it paid to close out its position and the premium it receives will be a short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized on the sale of that security, and any resulting gain or loss will be a capital gain or loss and will be long-term or short-term depending on the Fund’s holding period for the security. If a put option written by a Fund is exercised, the premium will be added to the basis in the purchased security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss and will be long-term or short-term, depending on the Fund’s holding period for the option. If the option expires, the resulting loss will be treated similarly. If the option is exercised, the cost of the option, in the case of a call option, will be added to the basis in the purchased security and, in the case of a put option, will reduce the amount realized on the underlying security in determining gain or loss.

Some futures contracts, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) – but not including any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) or any interest rate, currency, basis, commodity, equity, equity index, or credit default swap, interest rate cap or floor or similar agreement -- in which a Fund may invest may be “section 1256 contracts.” Section 1256 contracts a Fund holds at the end of each taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) are “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Gains or losses on section 1256 contracts (including deemed sales) are generally characterized as 60% long-term and 40% short-term capital gains or losses; however, certain foreign currency gains or losses arising from section 1256 contracts are generally characterized as ordinary income or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative portion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.

Generally, hedging transactions a Fund undertakes, if any, may result in “straddles” for federal income tax purposes. The straddle rules may affect the timing, amount and character of gains (or losses) a Fund realizes. In addition, losses a Fund realizes on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Hedging transactions may increase the amount of net short-term capital gain realized by a Fund that is taxed as ordinary income when distributed to its shareholders. If a Fund makes one or more elections available under the Code, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains, or defer the recognition of losses, from the affected straddle positions. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Funds are not entirely clear.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to Fund shareholders, and that will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not engage in straddles.

The Diversification Requirements may limit the extent to which the Funds will be able to engage in transactions in options, futures or forward contracts.

Constructive Sales. Certain rules may affect the timing and character of gains recognized by a Fund if the Fund engages in a transaction that either reduces or eliminates its risk of loss with respect to certain appreciated financial positions – generally, an interest (including an interest through an option, futures or forward contract, or short sale). If a Fund has an “appreciated financial position” with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Capital Loss Carryovers. The Funds utilize the provisions of the federal income tax law that provide for the carryover of capital losses from prior taxable years, offsetting such losses against any future realized capital gains. Net capital losses may be carried over indefinitely, and their character is retained as short-term and/or long-term capital losses.

As of June 30, 2024, the accumulated short-term and long-term capital loss carryovers for the Funds were as follows (amounts designated as “—” are $0 or have been rounded to $0):

Fund	Unlimited Short-Term Losses	Unlimited Long-Term Losses
SA U.S. Fixed Income Fund	$28,186,396	$4,643,000
SA Global Fixed Income Fund	$32,365,880	$35,506,545
SA International Value Fund	$4,243,920	$8,384,943
SA Emerging Markets Value Fund	$0	$10,112,540

Fund of Funds Structure. A Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which the Fund invests. Losses incurred by an Underlying Fund will not offset gains incurred by the Fund or by another Underlying Fund. Redemptions of shares in an

Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of a Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund of funds structure by a Fund could therefore affect the amount, timing and character of distributions to shareholders.

Financial Statements

The Trust’s June 30, 2024 financial statements and the report thereon of Cohen & Company, Ltd., the Trust’s Independent Registered Public Accounting Firm, from the Trust’s June 30, 2024 Form N-CSR (as filed with the SEC on September 5, 2024, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder) are incorporated herein by reference.

APPENDIX A

SA FUNDS – INVESTMENT TRUST

Proxy Voting

The Board has adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Trust’s Funds:

1.	Policy

It is the policy of the Board to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to the Sub-Adviser, subject to the Board’s continuing oversight (the “Policy”).

2.	Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Funds is an asset of the Trust. The Sub-Adviser, to which the authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Trust and must vote proxies in a manner consistent with the best interest of the Funds. Every reasonable effort shall be made by the Sub-Adviser to vote each Fund’s proxies. However, the Sub-Adviser shall not be required to vote a proxy if it is not practicable to do so, or if it determines that the potential costs involved with voting a proxy outweighs the potential benefits to a Fund.

3.	Proxy Voting Services

The Sub-Adviser may engage an independent proxy voting service to assist it in the voting of each Fund’s proxies. Such a service would be responsible for coordinating with the Trust’s custodian to ensure that all applicable proxy solicitation materials received by the custodian are processed in a timely fashion.

4.	Conflicts of Interest

The proxy voting guidelines of the Sub-Adviser shall address the procedures it would follow with respect to conflicts of interest.

5.	Procedures

The following are the procedures adopted by the Board for the administration of the Policy:

a.	Review of Sub-Adviser Proxy Voting Procedures. The Sub-Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

b.	Voting Record Reporting. No less than annually, the Sub-Adviser shall report to the Board with respect to proxies voted on behalf of the Funds. A copy of the proxy voting record for the Funds shall be provided to the Board upon request. With respect to those proxies that the Sub-Adviser has identified as involving a conflict of interest, the Sub- Adviser shall report to the Board the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

c.	Voting Proxies of Underlying Funds of a Fund of Funds. With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a Fund of Funds in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund

A-1

of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.

6.	Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

7.	Annual Filing

The Sub-Administrator shall file an annual report on behalf of the Trust of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Update History:

July 1, 2003;

November 30, 2011;

June 14, 2014;

June 9, 2015

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Effective Date: February 22, 2024	PROPRIETARY

Appendix B

PROXY VOTING POLICIES AND PROCEDURES

DIMENSIONAL FUND ADVISORS LP

DIMENSIONAL FUND ADVISORS LTD.

DFA AUSTRALIA LIMITED

DIMENSIONAL FUND ADVISORS PTE. LTD.

DIMENSIONAL JAPAN LTD.

DIMENSIONAL IRELAND LIMITED

Introduction

Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Dimensional is the parent or indirect parent company of Dimensional Fund Advisors Ltd. (“Dimensional UK”), DFA Australia Limited (“Dimensional Australia”), Dimensional Fund Advisors Pte. Ltd. (“Dimensional Singapore”), Dimensional Japan Ltd. (“Dimensional Japan”) and Dimensional Ireland Limited (“Dimensional Ireland”) (each, an “Advisor”, and collectively referred to as the “Advisors”). Dimensional UK and Dimensional Australia are also registered as investment advisers under the Advisers Act.

The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans (including employee benefit plans subject to the Employee Retirement Income Security Act of 1974, and the regulations promulgated thereunder (“ERISA”)), private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxies relating to the underlying securities beneficially held by such clients. Also, a client may, at times, ask an Advisor to share its proxy voting policies, procedures, and guidelines without the client delegating full voting discretion to the Advisor. Depending on the client, an Advisor’s duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under ERISA.1 The scope and any limitations of an Advisor’s proxy voting authority generally will be described in the written contract between the Advisor and its client or with respect to an Advisor-sponsored fund, the offering documents of the fund.

The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts or funds to the extent that relationships with such clients are subject to the Advisers Act or ERISA or the clients are registered investment companies under the Investment Company Act of 1940, as amended, including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund, and Dimensional ETF Trust (together, the “Dimensional Investment Companies”) and the portfolios, funds and exchange-traded funds of the Dimensional Investment Companies are each a “Dimensional Fund” and together, the “Dimensional Funds”). The Advisors believe that this Policy is reasonably designed to meet their goal of seeking to vote (or refrain from voting) proxies in a manner consistent with applicable legal and fiduciary standards and in the best interests of clients, as understood by the Advisors at the time of the vote.

Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”) and includes three implementations, one standard implementation, one for the portfolios and accounts that incorporate social considerations in their investment guidelines, and one for the portfolios and accounts that incorporate sustainability considerations in their investment guidelines. A separate account client may select one of the three implementations to be used for their account or, in certain circumstances, individualize their proxy voting guidelines. The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the

[1]	If the client is subject to ERISA, an Advisor’s proxy voting activities are subject to any applicable provisions under ERISA and/or guidance from the U.S. Department of Labor.

Guidelines should be in the best interests of clients and the Advisors understand the Guidelines to be consistent with applicable legal standards. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines.

The Guidelines provide a framework for analysis and decision making but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes that deviate from the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by, or applicable legal and fiduciary standards require, such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Investment Stewardship Committee for review. To the extent that the Guidelines do not cover potential voting issues, an Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the client.

A client’s investment strategy can impact voting determinations. For example, the Advisors consider social issues when voting proxies for portfolios and accounts that incorporate social considerations in their design and consider sustainability issues when voting proxies for portfolios and accounts that consider sustainability considerations in their design. The Advisors may also take social or sustainability issues into account when voting proxies for portfolios and accounts that do not incorporate social or sustainability considerations in their design if the Advisors believe that doing so is in the best interest of the relevant client(s) and otherwise consistent with applicable laws and the Advisors’ duties, such as where material environmental or social risks may have economic ramifications for shareholders.

Proxy Advisory Firms

The Advisors have retained certain third-party proxy service providers (“Proxy Advisory Firms”) to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom the Advisors have proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisors retain third-party service providers for Proxy Voting Services, the Advisors remain responsible for proxy voting decisions and making such decisions in accordance with their fiduciary duties. The Advisors have designed policies and procedures to prudently select, oversee and evaluate the Proxy Advisory Firms consistent with their fiduciary duties, including with respect to the matters described below, which Proxy Advisory Firms have been engaged to provide Proxy Voting Services to support the Advisors’ voting in accordance with this Policy. In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any Proxy Advisory Firms, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.

Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Investment Stewardship Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of the Advisors’ clients, and consistent with the Advisors’ voting policies and fiduciary duties. In conducting such a review of a Proxy Advisory Firm, Dimensional may consider the following, depending on the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide:

(i)	periodic sampling of certain votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by the Advisors are being followed;
(ii)	onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to the Advisors;
(iii)	a review of those aspects of the Proxy Advisory Firm’s policies, procedures, and methodologies for formulating voting recommendations that the Advisors consider material to the Proxy Voting Services provided to the Advisors, including: (a) those relating to the

Proxy Advisory Firm’s efforts to identify, address, mitigate and disclose actual or potential conflicts of interest, (b) the Proxy Advisory Firm’s efforts to obtain current, accurate, and complete information in creating recommendations and research, and (c) the Proxy Advisory Firm’s ability to provide services consistent with ERISA;
(iv)	a requirement that the Proxy Advisory Firm notify the Advisors if there is a substantive change in the Proxy Advisory Firm’s policies and procedures described in (iii) above or otherwise to its business practices;
(v)	a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, portfolio companies, the Proxy Advisory Firm’s clients and other third-party information sources as well as how and when the Proxy Advisory Firm makes available from portfolio companies, or other sources, additional information about a matter to be voted;
(vi)	an assessment of how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote;
(vii)	in case of an error made by the Proxy Advisory Firm, a discussion of the error with the Proxy Advisory Firm and determination of whether (a) the error affected the Proxy Advisory Firm’s Proxy Voting Services and (b) appropriate corrective and preventive action is being taken; and
(viii)	an assessment of whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations, including to address any deficiencies, on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process.

In evaluating Proxy Advisory Firms, the Advisors may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology and other factors in its discretion.

Procedures for Voting Proxies

The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with this Policy, (iv) receive reports on the review of the Proxy Advisory Firms as described above, and (v) review this Policy from time to time and recommend changes to the Investment Committee. The Investment Stewardship Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to this Policy and may designate personnel of each Advisor to instruct the vote on proxies on behalf of an Advisor’s clients, such as authorized traders of the Advisors (collectively, “Authorized Persons”). The Investment Stewardship Committee will review this policy no less frequently than annually and may recommend changes to this Policy to seek to act in a manner consistent with the best interests of the clients.

Generally, the Advisors analyze relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. A client may direct an Advisor to vote for such client’s account differently than what would occur in applying the Policy and the Guidelines. An Advisor may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations.

Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments, subject to the standards of legal and regulatory regimes, applicable to the Advisor or the client, and any particular investment or voting guidelines of specific funds or accounts. When voting (or electing to refrain from voting) proxies for clients subject to ERISA, each Advisor shall seek to consider those factors that may affect the economic value of the ERISA client’s investment and not subordinate the interests of the client’s participants and beneficiaries on their retirement income or financial benefits under the plan to any other objectives. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. The Advisor may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client.2 For securities on loan and when the Advisor or an affiliate of the Advisor has agreed to monitor the securities lending program of the client account, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is generally the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by an Advisor recalling loaned securities for voting. In certain countries, such as the United States, the specific terms of the proposals to be voted on by shareholders will generally not be known until after the record date, which determines the shares eligible to be voted. In this situation, the Advisor may not be aware of the subject of a proxy in time to make a decision as to whether the materiality of the voting proposals warrants recalling a security on loan to vote. In addition, because specific record dates may not be known, if the Advisor were to seek to recall securities on loan, the Advisor would need to estimate the record date which would result in the securities being recalled for a longer period of time than otherwise required and may create a greater potential loss of income. Each Advisor does intend to recall securities on loan if, based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.

In cases where an Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote. As part of the vote execution services provided to the Advisors, a Proxy Advisory Firm pre-populates votes in accordance with the Policy and Guidelines. Such votes are automatically submitted unless modified by an Authorized Person prior to submission. The Advisors conduct sampling of select pre-populated votes prior to the final vote submission. For votes on certain issues, the Advisors conduct additional reviews as part of the voting process. If an Advisor becomes aware that a portfolio company or shareholder proponent of a proposal has filed or intends to file additional soliciting material after a Proxy Advisory Firm has pre-populated votes, and the company or proponent makes this material available within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor will assess whether the material could reasonably be expected to impact the Advisor’s vote determination and will seek to review and consider any impactful material prior to the proxy-voting deadline.

The Advisors from time to time discuss governance matters with portfolio companies to represent client interests; however, regardless of such conversations, the Advisors acquire securities on behalf of their clients solely for the purpose of investment and not with the purpose or intended effect of changing or influencing the control of any portfolio company. The Advisors do not intend to engage in shareholder activism with respect to a pending vote or matter that an Advisor reasonably expects to be the subject of a shareholder vote in the foreseeable future. If an issuer’s management, shareholders or proxy solicitors contact an Advisor with respect to a pending vote, a member of the Investment Stewardship Committee (or its delegee) may listen to such party and discuss this Policy with such party.

International Proxy Voting

While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, however, it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv)

[2]	If a client does not share with its Advisor information regarding the cost of voting proxies so that the Advisor can perform a cost-benefit analysis, the Advisor will decide whether to vote proxies considering only the information on difficulties and costs that it has available.

restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting. The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis. In doing so, the Advisors evaluate market requirements and impediments for voting proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ determinations and procedures.3 In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its client’s vote is reasonably likely to be determinative of the outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make reasonable efforts to vote such proxies.

Fixed Income Securities

Holders of fixed income securities are generally not entitled to an annual vote and therefore do not have such a mechanism to influence an issuer’s governance. From time-to-time holders of fixed income securities can receive proxy ballots or corporate action-consents at the discretion of the issuer/custodian. When processed as proxy ballots, Proxy Advisory Firms generally do not provide a voting recommendation on such matters and the service provider’s role is limited to election processing and recordkeeping. In such circumstances the Advisor’s fixed income portfolio management team is generally responsible for providing recommendations on how to vote proxy ballots and corporation action-consents and they may consult with members of the Investment Stewardship Group, with the aim of applying the same general principles as are set out in the Guidelines.

Conflicts of Interest

Occasions may arise where an Authorized Person, one or more members of the Investment Stewardship Committee, an Advisor, or an affiliated person of an Advisor has a potential conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. Proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with predetermined guidelines or procedures (or a client’s predetermined custom guidelines or procedures), and when proxies are voted consistently with such guidelines or procedures, the Advisors consider such votes not to be affected by any conflicts of interest.

In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to predetermined guidelines or procedures (or in cases for which the guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of the Proxy Advisory Firm primarily used by the Advisors to provide voting recommendations), and (ii) the Authorized Person or any member of the Investment Stewardship Committee believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Investment Stewardship Committee or, in the case of a member of the Investment Stewardship Committee who believes a potential conflict of interest exists, the member will disclose the conflict to the Investment Stewardship Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

If the Investment Stewardship Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to predetermined guidelines or procedures (or in the case where the

[3]	If a client does not share with its Advisor information regarding the cost of voting proxies for certain non-U.S. companies or in certain countries so that the Advisor can perform a cost-benefit analysis, the Advisor will decide whether to vote proxies considering only the information on difficulties and costs that it has available.

guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of the Proxy Advisory Firm), the Investment Stewardship Committee member will bring the vote to the Investment Stewardship Committee, which will (a) determine how the vote should be cast, keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the client’s interest. To the extent the Investment Stewardship Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, Dimensional will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company. The Advisors will also consider, where appropriate, other disclosure to clients regarding potential conflicts of interest, dependent upon the agreement with the client.

Voting by Dimensional Funds that hold shares of other Dimensional Funds. To avoid certain potential conflicts of interest, Dimensional generally will employ mirror voting, if possible, when a Dimensional Fund invests in another Dimensional Fund in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended, (“1940 Act”), related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that Dimensional will vote the shares in the same proportion as the vote of all of the other holders of the Dimensional Fund’s shares. With respect to instances when a Dimensional Fund invests in an underlying Dimensional Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying Dimensional Fund, Dimensional will vote in accordance with the recommendation of such Dimensional Investment Company’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when a Dimensional Fund invests in an underlying Dimensional Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the underlying Dimensional Fund, Dimensional will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Dimensional Fund will solicit voting instructions from its shareholders as to how to vote on the underlying Dimensional Fund’s proposals.

Availability of Proxy Voting Information and Recordkeeping

Each Advisor will inform those clients for which it has voting authority how to obtain information from the Advisor about how it voted with respect to client securities. The Advisor will provide those clients with a summary of its proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Policy upon request. If an Advisor is registered under the Advisers Act, the Advisor will also: (i) include such information described in the preceding two sentences in Part 2A of its Form ADV and (ii) if and as required, seek to file on Form N-PX its proxy voting record in respect of certain votes no later than August 31 of each year, for the twelve-month period ending June 30 of the current year.

Recordkeeping

The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures and documentation of their annual reviews of such guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and an Advisor’s responses (whether a client’s request was oral or in writing); (v) any documents prepared by an Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing conducted on any Proxy Advisory Firm’s votes; and (vii) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to the Advisors. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.

Disclosure by the Dimensional Investment Companies

Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.

The semi-annual reports of the Dimensional Investment Companies shall indicate that a description of the policies and procedures that the Dimensional Investment Companies use in voting proxies of portfolio securities is available: (i) without charge, upon request, by calling Dimensional collect; or (ii) on the SEC’s website. Any requested description must be sent within three business days by a prompt method of delivery.

Dimensional, on behalf of each Dimensional Investment Company it advises, each applicable Advisor, and as otherwise as required, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX by each Dimensional Investment Company and each Advisor, as applicable.

Exhibit A

Summary of Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting (or refraining from voting) proxies, Dimensional4 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account.5

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders;

7. There is an ineffective board refreshment process6;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

[4]	“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.
[5]	For considerations in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.
[6]	As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

Dimensional also considers the following when voting on directors of portfolio companies:

1. Board and committee independence;

2. Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3. Director capacity to serve;

4. Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

•	The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;
•	How the performance of individual directors and the board as a whole is assessed;
•	The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;
•	Board refreshment mechanisms;
•	Director recruitment policies and procedures; and
•	The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

•	Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;
•	Whether the portfolio company has any mechanisms to encourage board refreshment; and
•	Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

An additional consideration that may lead Dimensional to scrutinize the effectiveness of a portfolio company’s board refreshment process is a lack of gender, racial, or ethnic diversity on the board. In jurisdictions where gender, racial, or ethnic representation on a board is not mandated by law, Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor’s independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Related-party transactions have played a significant role in several high-profile corporate scandals and failures. Dimensional believes related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating environmental or social shareholder proposals, Dimensional will use research to consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the portfolio company’s compliance with regulatory requirements, and the potential cost to the portfolio company of implementing the proposal.

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

•	The ability to see and hear portfolio company representatives;
•	The ability to ask questions of portfolio company representatives; and
•	The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to material environment or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Dimensional evaluates shareholder proposals on environmental or social issues by paying particular attention to the portfolio company’s current handling of the issue, current disclosures, the financial materiality of the issue, market practices, and regulatory requirements. Dimensional may vote for proposals requesting disclosure of specific environmental and social data, such as information about board oversight, risk management policies and procedures, or performance against a specific metric, if Dimensional believes that the portfolio company’s current disclosure is inadequate to allow shareholders to effectively assess the portfolio company’s handling of a material issue.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

•	A description of material risks.
•	A description of the process for identifying and prioritizing such risks and how frequently it occurs.
•	The policies and procedures governing the handling of each material risk.
•	A description of the management-level roles/groups involved in oversight and mitigation of each material risk.
•	A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.
•	A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

•	The board to adopt policies and procedures to oversee political and lobbying expenditures;
•	The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and
•	That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

Climate Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

•	The specific risks identified
•	The potential impact these risks could have on the portfolio company’s business, operations, or strategy
•	Whether the risks are overseen by a specific committee or the full board
•	The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed
•	The management-level roles/groups responsible for managing these risks
•	The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD) or Sustainability Accounting Standards Board (SASB), are not being used
•	Targets used by the portfolio company to manage climate-related risks and performance against those targets

Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

•	The specific risks identified
•	The potential impact these risks could have on the portfolio company’s business, operations, or strategy
•	Whether the risks are overseen by a specific committee or the full board
•	The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed
•	Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved
•	The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises
•	Details of violations of the policy and corrective action taken

Cybersecurity

Dimensional expects portfolio company boards to exercise oversight of cybersecurity issues that could pose a material risk to the business. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

•	Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents
•	The role of management in implementing cybersecurity policies and procedures
•	The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.
•	Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

•	The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).
•	Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on. In considering a poison pill for approval, Dimensional may take into account the existence of ‘qualified offer’ and other shareholder-friendly provisions.

For pills designed to protect net operating losses, Dimensional may take into consideration a variety of factors, including but not limited to the size of the available operating losses and the likelihood that they will be utilized to offset gains.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

•	Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates
•	Impose unduly burdensome disclosure requirements on shareholder proponents
•	Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

•	multi-year guaranteed bonuses
•	excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)
•	single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the compensation committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating environmental or social shareholder proposals, Dimensional will use research to consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the portfolio company’s compliance with regulatory requirements, and the potential cost to the portfolio company of implementing the proposal.

In instances where a shareholder proposal is excluded from the meeting agenda but the SEC has declined to state a view on whether such proposal can be excluded, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. If substantive disclosure is lacking, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

•	Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.
•	A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.
•	Executives should generally not serve on audit and remuneration committees.
•	The CEO and board chair roles should generally be separate,

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

•	The amount paid to executives;
•	Alignment between pay and performance;
•	The targets used for variable incentive plans and the ex-post levels achieved; and
•	The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

•	In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom & Ireland:

Dimensional expects portfolio companies to follow the requirements of the UK Corporate Governance Code with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to female and minority representation on the board.

Dimensional also expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Turkey:

Dimensional expects the board of directors of a portfolio company to be at least one-third independent; at minimum two directors should be independent.

Dimensional expects the board of a portfolio company to establish an independent audit committee.

Dimensional expects the board of a portfolio company to establish a board committee with responsibility for compensation and nominating matters. This committee should be chaired by an independent director.

Framework for Evaluating Australia-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations (the “ASX Principles and Recommendations”) with regards to female representation on the board when voting on directors.

CEO/Chair

Dimensional expects portfolio companies to follow the ASX Corporate Governance Council Principles and Recommendations and generally separate the CEO and board chair roles, with the board chair being an independent director.

Auditors

Australian law does not require the annual ratification of auditors; therefore, concerns with a portfolio company’s audit practices will be reflected in votes against members of the audit committee.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor’s independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to gender diversity, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company’s overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate’s independence and suitability for board service.

Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

•	All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.
•	Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.
•	Boards of directors of Thai, Filipino, Hong Kong and mainland Chinese portfolio companies should be at least 33% independent.
•	Boards of directors of Taiwanese portfolio companies should have no fewer than two independent directors and no less than 20% independence.
•	Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.
•	Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

In instances where Dimensional has identified concerns with a portfolio company’s equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

Exhibit A

Summary of Sustainability Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting (or refraining from voting) proxies, Dimensional7 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account.

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets for the funds and accounts that incorporate sustainability considerations in their investment guidelines or have made an affirmative election or provided instruction that Dimensional should prioritize such considerations as part of voting (the “Sustainability-Voting Funds and Accounts”).

Global Evaluation Framework – Sustainability

Dimensional’s Global Evaluation Framework – Sustainability sets out Dimensional’s general expectations for all portfolio companies in Sustainability-Voting Funds and Accounts. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1.	There are problematic audit-related practices;
2.	There are problematic compensation practices or persistent pay for performance misalignment;
3.	There are problematic anti-takeover provisions;
4.	There have been material failures of governance, risk oversight, or fiduciary responsibilities;
5.	The board has failed to adequately respond to shareholder concerns;
6.	The board has demonstrated a lack of accountability to shareholders;
7.	There is an ineffective board refreshment process[8];

Additionally, Dimensional may vote against directors, committee members, or the full board of portfolio companies in sectors with high greenhouse gas emissions which have not disclosed targets to reduce their greenhouse gas emissions.

[7]	“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.
[8]	As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

1.	Board and committee independence;
2.	Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;
3.	Director capacity to serve;
4.	Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

●	The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;
●	How the performance of individual directors and the board as a whole is assessed;
●	The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;
●	Board refreshment mechanisms;
●	Director recruitment policies and procedures; and
●	The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

●	Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;
●	Whether the portfolio company has any mechanisms to encourage board refreshment; and
●	Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

An additional consideration that may lead Dimensional to scrutinize the effectiveness of a portfolio company’s board refreshment process is a lack of gender, racial, or ethnic diversity on the board. In jurisdictions where gender, racial, or ethnic representation on a board is not mandated by law, Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor’s independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Related-party transactions have played a significant role in several high-profile corporate scandals and failures. Dimensional believes related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating environmental or social shareholder proposals, Dimensional will use research to consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the portfolio company’s compliance with regulatory requirements, and the potential cost to the portfolio company of implementing the proposal.

On behalf of Sustainability-Voting Funds or Accounts, Dimensional will typically support, subject to the foregoing considerations, proposals for greater board accountability, improved policies and procedures, or increased disclosure on the following matters:

●	Climate-related risks and greenhouse gas emissions
●	Environmental impact
●	Climate-related lobbying activities
●	Financing of fossil fuel activities
●	Workforce gender diversity
●	Human rights risk
●	Factory Farming
●	Sale and distribution of tobacco products

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

●	The ability to see and hear portfolio company representatives;
●	The ability to ask questions of portfolio company representatives; and
●	The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Dimensional evaluates shareholder proposals on environmental or social issues by paying particular attention to the portfolio company’s current handling of the issue, current disclosures, the financial materiality of the issue, market practices, and regulatory requirements. Dimensional may vote for proposals requesting disclosure of specific environmental and social data, such as information about board oversight, risk management policies and procedures, or performance against a specific metric, if Dimensional believes that the portfolio company’s current disclosure is inadequate to allow shareholders to effectively assess the portfolio company’s handling of a material issue.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

●	A description of material risks.
●	A description of the process for identifying and prioritizing such risks and how frequently it occurs.
●	The policies and procedures governing the handling of each material risk.
●	A description of the management-level roles/groups involved in oversight and mitigation of each material risk.
●	A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.
●	A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

●	The board to adopt policies and procedures to oversee political and lobbying expenditures;
●	The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and
●	That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

Climate-Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

●	The specific risks identified.
●	The potential impact these risks could have on the portfolio company’s business, operations, or strategy.
●	Whether the risks are overseen by a specific committee or the full board.
●	The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed.
●	The management-level roles/groups responsible for managing these risks.
●	The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD) or Sustainability Accounting Standards Board (SASB), are not being used.
●	Targets used by the portfolio company to manage climate-related risks and performance against those targets.

Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

●	The specific risks identified
●	The potential impact these risks could have on the portfolio company’s business, operations, or strategy
●	Whether the risks are overseen by a specific committee or the full board
●	The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed
●	Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved
●	The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises
●	Details of violations of the policy and corrective action taken

Cybersecurity

Dimensional expects portfolio company boards to exercise oversight of cybersecurity issues that could pose a material risk to the business. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

●	Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents
●	The role of management in implementing cybersecurity policies and procedures
●	The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.
●	Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

●	The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).
●	Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on. In considering a poison pill for approval, Dimensional may take into account the existence of ‘qualified offer’ and other shareholder-friendly provisions.

For pills designed to protect net operating losses, Dimensional may take into consideration a variety of factors, including but not limited to the size of the available operating losses and the likelihood that they will be utilized to offset gains.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

●	Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates
●	Impose unduly burdensome disclosure requirements on shareholder proponents
●	Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

●	multi-year guaranteed bonuses
●	excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)
●	single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the compensation committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating environmental or social shareholder proposals, Dimensional will use research to consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the portfolio company’s compliance with regulatory requirements, and the potential cost to the portfolio company of implementing the proposal.

On behalf of Sustainability-Voting Funds or Accounts, Dimensional will typically support, subject to the foregoing considerations, proposals for greater board accountability, improved policies and procedures, or increased disclosure on the following matters:

●	Climate-related risks and greenhouse gas emissions
●	Environmental impact
●	Climate-related lobbying activities
●	Financing of fossil fuel activities
●	Workforce gender diversity
●	Human rights risk
●	Factory Farming
●	Sale and distribution of tobacco products

In instances where a shareholder proposal is excluded from the meeting agenda but the SEC has declined to state a view on whether such proposal can be excluded, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. If substantive disclosure is lacking, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

●	Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.
●	A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.
●	Executives should generally not serve on audit and remuneration committees.
●	The CEO and board chair roles should generally be separate.

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

●	The amount paid to executives;
●	Alignment between pay and performance;
●	The targets used for variable incentive plans and the ex-post levels achieved; and
●	The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

●	In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom & Ireland:

Dimensional expects portfolio companies to follow the requirements of the UK Corporate Governance Code with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to female and minority representation on the board.

Dimensional also expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Turkey:

Dimensional expects the board of directors of a portfolio company to be at least one-third independent; at minimum two directors should be independent.

Dimensional expects the board of a portfolio company to establish an independent audit committee.

Dimensional expects the board of a portfolio company to establish a board committee with responsibility for compensation and nominating matters. This committee should be chaired by an independent director.

Framework for Evaluating Australia-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations (the “ASX Principles and Recommendations”) with regards to female representation on the board when voting on directors.

CEO/Chair

Dimensional expects portfolio companies to follow the ASX Corporate Governance Council Principles and Recommendations and generally separate the CEO and board chair roles, with the board chair being an independent director.

Auditors

Australian law does not require the annual ratification of auditors; therefore, concerns with a portfolio company’s audit practices will be reflected in votes against members of the audit committee.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor’s independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to gender diversity, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company’s overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate’s independence and suitability for board service.

Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

●	All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.

●	Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.
●	Boards of directors of Thai, Filipino, Hong Kong and mainland Chinese portfolio companies should be at least 33% independent.
●	Boards of directors of Taiwanese portfolio companies should have no fewer than two independent directors and no less than 20% independence.
●	Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.
●	Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

In instances where Dimensional has identified concerns with a portfolio company’s equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

Exhibit A

Summary of Social Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting (or refraining from voting) proxies, Dimensional9 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and the investment or voting guidelines of the fund or account.

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This summary outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets for the funds and accounts that incorporate sustainability considerations in their investment guidelines or have made an affirmative election or provided instruction that Dimensional should prioritize such considerations as part of voting (the “Social-Voting Funds and Accounts”).

Global Evaluation Framework - Social

Dimensional’s Global Evaluation Framework – Social sets out Dimensional’s general expectations for all portfolio companies in Social-Voting Funds and Accounts. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, Australia and other select Asia markets, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders;

7. There is an ineffective board refreshment process10;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

[9]	“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.
[10]	As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

Dimensional also considers the following when voting on directors of portfolio companies:

1. Board and committee independence;

2. Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;

3. Director capacity to serve;

4. Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

●	The processes and procedures by which the portfolio company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the portfolio company’s strategy and operations;
●	How the performance of individual directors and the board as a whole is assessed;
●	The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;
●	Board refreshment mechanisms;
●	Director recruitment policies and procedures; and
●	The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

●	Whether the portfolio company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;
●	Whether the portfolio company has any mechanisms to encourage board refreshment; and
●	Whether the portfolio company has board entrenchment devices, such as a classified board or plurality vote standard.

An additional consideration that may lead Dimensional to scrutinize the effectiveness of a portfolio company’s board refreshment process is a lack of gender, racial, or ethnic diversity on the board. In jurisdictions where gender, racial, or ethnic representation on a board is not mandated by law, Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor’s independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Related-party transactions have played a significant role in several high-profile corporate scandals and failures. Dimensional believes related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the portfolio company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a portfolio company’s executive compensation, Dimensional considers whether the portfolio company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate-risk management plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate-related risks and oversight of opportunities presented by potential climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a portfolio company’s climate-risk management plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

Shareholder Proposals

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating environmental or social shareholder proposals, Dimensional will use research to consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the portfolio company’s compliance with regulatory requirements, and the potential cost to the portfolio company of implementing the proposal.

On behalf of Social-Voting Funds or Accounts, Dimensional will typically support, subject to the foregoing considerations, proposals for greater board accountability, improved policies and procedures, or increased disclosure on the following matters:

●	Climate-related risks and greenhouse gas emissions
●	Environmental impact
●	Climate-related lobbying activities
●	Financing of fossil fuel activities
●	Workforce gender diversity
●	Human rights risk
●	Factory Farming
●	Sale and distribution of tobacco products

In addition, and subject to the foregoing, Dimensional will typically not support on behalf of Social-Voting Funds or Accounts proposals favoring access to abortion.

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

●	The ability to see and hear portfolio company representatives;
●	The ability to ask questions of portfolio company representatives; and
●	The ability to see or hear questions submitted to portfolio company representatives by other shareholders, including those questions not answered by portfolio company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Voting Guidelines for Environmental and Social Matters

Dimensional believes that portfolio company boards are responsible for addressing material environmental and social risks within their duties. If a portfolio company is unresponsive to environmental or social risks that may have material economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Dimensional evaluates shareholder proposals on environmental or social issues by paying particular attention to the portfolio company’s current handling of the issue, current disclosures, the financial materiality of the issue, market practices, and regulatory requirements. Dimensional may vote for proposals requesting disclosure of specific environmental and social data, such as information about board oversight, risk management policies and procedures, or performance against a specific metric, if Dimensional believes that the portfolio company’s current disclosure is inadequate to allow shareholders to effectively assess the portfolio company’s handling of a material issue.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

●	A description of material risks.
●	A description of the process for identifying and prioritizing such risks and how frequently it occurs.
●	The policies and procedures governing the handling of each material risk.
●	A description of the management-level roles/groups involved in oversight and mitigation of each material risk.
●	A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.
●	A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

●	The board to adopt policies and procedures to oversee political and lobbying expenditures;
●	The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and
●	That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a portfolio company has in place to address issues related to human capital management. This disclosure should include the portfolio company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the portfolio company assesses performance against these goals.

Climate-Related Risks

Dimensional expects boards of portfolio companies to exercise oversight of climate-related risks that may have a material impact on the portfolio company. Climate-related risks may include physical risks from changing weather patterns and/or transitional risks from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

●	The specific risks identified.
●	The potential impact these risks could have on the portfolio company’s business, operations, or strategy.
●	Whether the risks are overseen by a specific committee or the full board.
●	The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed.
●	The management-level roles/groups responsible for managing these risks.
●	The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD) or Sustainability Accounting Standards Board (SASB), are not being used.
●	Targets used by the portfolio company to manage climate-related risks and performance against those targets.

Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

●	The specific risks identified
●	The potential impact these risks could have on the portfolio company’s business, operations, or strategy
●	Whether the risks are overseen by a specific committee or the full board
●	The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed
●	Details on how the portfolio company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved
●	The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises
●	Details of violations of the policy and corrective action taken

Cybersecurity

Dimensional expects portfolio company boards to exercise oversight of cybersecurity issues that could pose a material risk to the business. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the portfolio company. Disclosure should include:

●	Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents
●	The role of management in implementing cybersecurity policies and procedures
●	The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.
●	Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

●	The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the portfolio company uses a majority or plurality vote standard).
●	Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the portfolio company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the portfolio company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on. In considering a poison pill for approval, Dimensional may take into account the existence of ‘qualified offer’ and other shareholder-friendly provisions.

For pills designed to protect net operating losses, Dimensional may take into consideration a variety of factors, including but not limited to the size of the available operating losses and the likelihood that they will be utilized to offset gains.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

●	Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates
●	Impose unduly burdensome disclosure requirements on shareholder proponents
●	Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Equity-Based Compensation

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, portfolio company performance, and the structure of the plan.

Certain practices, such as:

●	multi-year guaranteed bonuses
●	excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)
●	single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the portfolio company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the compensation committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a portfolio company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

Dimensional’s goal when voting on portfolio company shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating environmental or social shareholder proposals, Dimensional will use research to consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the portfolio company’s compliance with regulatory requirements, and the potential cost to the portfolio company of implementing the proposal.

On behalf of Social-Voting Funds or Accounts, Dimensional will typically support, subject to the foregoing consideration, proposals for greater board accountability, improved policies and procedures, or increased disclosure on the following matters:

●	Climate-related risks and greenhouse gas emissions
●	Environmental impact
●	Climate-related lobbying activities
●	Financing of fossil fuel activities
●	Workforce gender diversity
●	Human rights risk
●	Factory Farming
●	Sale and distribution of tobacco products

In addition, and subject to the foregoing, Dimensional will typically not support on behalf of Social-Voting Funds or Accounts proposals favoring access to abortion.

In instances where a shareholder proposal is excluded from the meeting agenda but the SEC has declined to state a view on whether such proposal can be excluded, Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. If substantive disclosure is lacking, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

●	Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.

●	A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.
●	Executives should generally not serve on audit and remuneration committees.
●	The CEO and board chair roles should generally be separate.

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

●	The amount paid to executives;
●	Alignment between pay and performance;
●	The targets used for variable incentive plans and the ex-post levels achieved; and
●	The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

●	In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom & Ireland:

Dimensional expects portfolio companies to follow the requirements of the UK Corporate Governance Code with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to female and minority representation on the board.

Dimensional also expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Turkey:

Dimensional expects the board of directors of a portfolio company to be at least one-third independent; at minimum two directors should be independent.

Dimensional expects the board of a portfolio company to establish an independent audit committee.

Dimensional expects the board of a portfolio company to establish a board committee with responsibility for compensation and nominating matters. This committee should be chaired by an independent director.

Framework for Evaluating Australia-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations (the “ASX Principles and Recommendations”) with regards to female representation on the board when voting on directors.

CEO/Chair

Dimensional expects portfolio companies to follow the ASX Corporate Governance Council Principles and Recommendations and generally separate the CEO and board chair roles, with the board chair being an independent director.

Auditors

Australian law does not require the annual ratification of auditors; therefore, concerns with a portfolio company’s audit practices will be reflected in votes against members of the audit committee.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor’s independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the portfolio company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Remuneration

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity-Based Remuneration

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to gender diversity, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and portfolio company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company’s overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the portfolio company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the portfolio company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the portfolio company’s articles to expand the portfolio company’s business activities.

Framework for Evaluating Securities in Other Select Asian Markets

Uncontested Director Elections

Dimensional expects portfolio companies to disclose biographical information about director candidates sufficient for shareholders to assess the candidate’s independence and suitability for board service.

Dimensional expects that portfolio companies will at a minimum meet mandated regulatory or listing standards levels for board independence but should work towards meeting the applicable requirements of the relevant Corporate Governance code.

Dimensional maintains the following expectations for board independence at portfolio companies. The calculation of the level of independence will generally exclude shareholder or employee representatives as provided by law.

●	All boards of directors of Malaysian portfolio companies should be at least 33% independent. Boards of directors of Malaysian “Large Companies” as defined by the Securities Commission Malaysia should be majority independent.
●	Boards of directors of Indian and Singaporean portfolio companies should be at least 50% independent if the board chair is not independent. If the board chair is independent, the board of directors should be at least 33% independent.
●	Boards of directors of Thai, Filipino, Hong Kong and mainland Chinese portfolio companies should be at least 33% independent.
●	Boards of directors of Taiwanese portfolio companies should have no fewer than two independent directors and no less than 20% independence.
●	Boards of Commissioners of Indonesian portfolio companies should be at least 30% independent, except for banks, insurance companies, and financial institutions which should be 50% independent.
●	Boards of directors of South Korean portfolio companies should be at least 25% independent. The board of directors of Large Companies, as defined by the Commercial Act of South Korea, should be majority independent.

Director Remuneration

In most Asian markets, director remuneration generally consists of both fees and bonuses.

Dimensional will generally support the payment of fees for serving as a director, fees for attending meetings, and other market-permitted remuneration if the size of such fees and other director remuneration is reasonable relative to industry and market norms.

In the absence of specific proposals to approve director remuneration (including fees and bonuses), Dimensional may vote against the directors who receive such remuneration if concerns are identified.

Equity Based Remuneration

In most Asian markets, equity plans are developed and presented for shareholder approval as part of employee remuneration. Equity plans may consist of stock options, restricted shares, or performance shares.

When voting on stock-option plans, restricted share plans, and performance share plans, Dimensional will consider the extent to which the plan is performance based, the length of performance and vesting periods, and the treatment of equity upon a change in control.

For stock-option plans, if the plan provides for a discount to the market price, Dimensional will consider the reasonableness and rationale for such a discount in light of local market standards.

In instances where Dimensional has identified concerns with a portfolio company’s equity plan or equity granting practices, Dimensional will generally oppose the extension of the plan to subsidiary or associate companies.

Appendix C

LONG-TERM AND SHORT-TERM DEBT SECURITIES RATING DESCRIPTIONS

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), Corporate Long-Term Issue Ratings:

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C – A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D – An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) – The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings:

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd.’s (“Fitch”) Corporate Finance Obligations – Long-Term Ratings:

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B – Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

emr – The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

S&P’s Short-Term Issue Credit Ratings:

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ’SP-1+/A-1+’).

Moody’s Short-Term Obligation Ratings:

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s Short-Term Obligation Ratings:

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

PART C: OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)		Amended and Restated Agreement and Declaration of Trust [6]
(b)		Amended and Restated By-Laws [7]
(c)		See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings” of Amended and Restated Declaration of Trust of Registrant. See Article II, “Meetings of Shareholders,” and Article VII, “Records and Reports” of Registrant’s Amended and Restated By-Laws
(d)	(i) (a)	Investment Advisory and Administrative Services Agreement with LWI Financial Inc. [10]
	(i) (b)	Amendment to the Investment Advisory and Administrative Services Agreement with LWI Financial Inc. [17]
	(i) (c)	Second Amendment to the Investment Advisory and Administrative Services Agreement with LWI Financial Inc. [22]
	(ii)	Second Investment Advisory and Administrative Services Agreement with LWI Financial Inc. [17]
	(iii) (a)	Amended and Restated Fee Waiver and Expense Reimbursement Letter Agreement between LWI Financial Inc. and SA Funds – Investment Trust [17]
	(iii) (b)	Second Fee Waiver Letter Agreement between LWI Financial Inc. and SA Funds – Investment Trust [17]
	(iii) (c)	Amendment to the Second Fee Waiver Letter Agreement between LWI Financial Inc. and SA Funds – Investment Trust [22]
	(iv) (a)	Investment Sub-Advisory Agreement with Dimensional Fund Advisors LP [10]
	(iv) (b)	Amendment No. 1 to Investment Sub-Advisory Agreement with Dimensional Fund Advisors LP [13]
	(iv) (c)	Amendment No. 2 to Investment Sub-Advisory Agreement with Dimensional Fund Advisors LP [17]
	(iv) (d)	Amendment No. 3 to Investment Sub-Advisory Agreement with Dimensional Fund Advisors LP [22]
	(v) (a)	Interim Investment Advisory and Administrative Services Agreement with BAM Advisor Services, LLC [23]
	(v) (b)	Amendment to Investment Advisory and Administrative Services Agreement with BAM Advisor Services, LLC [23]
	(vi) (a)	Investment Advisory and Administrative Services Agreement with BAM Advisor Services, LLC [23]
	(vii) (a)	Amendment to Investment Advisory and Administrative Services Agreement with Buckingham Strategic Partners, LLC [26]
	(vii) (b)	Interim Investment Sub-Advisory Agreement with Dimensional Fund Advisors LP [23]
	(viii) (a)	Investment Sub-Advisory Agreement with Dimensional Fund Advisors LP [23]
	(viii) (b)	Amendment to Investment Sub-Advisory Agreement with Dimensional Fund Advisors LP25
	(viii) (c)	Investment Sub-Advisory Agreement with Dimensional Fund Advisors LP [29]
	(ix) (a)	Fee Waiver and Expense Reimbursement Letter Agreement between BAM Advisor Services, LLC and SA Funds – Investment Trust [23]
	(b)	Amendment to the Fee Waiver and Expense Reimbursement Letter Agreement between Buckingham Strategic Partners, LLC (formerly, BAM Advisor Services, LLC d/b/a as Loring Ward) and SA Funds – Investment Trust [24]
(c)	Fee Waiver and Expense Reimbursement Letter between BAM Advisor Services, LLC and SA Funds – Investment Trust [23]

	(d)	Fee Waiver and Expense Reimbursement Letter Agreement between Buckingham Strategic Partners, LLC and SA Funds – Investment Trust [25]
	(e)	Amended and Restated Fee Waiver and Expense Reimbursement Letter Agreement between Buckingham Strategic Partners, LLC and SA Funds – Investment Trust [26]
(e)	(i)	Distribution Agreement with Loring Ward Securities Inc. [10]
	(ii)	Amendment to Distribution Agreement with Loring Ward Securities Inc. [17]
	(iii)	Second Amendment to Distribution Agreement with Loring Ward Securities Inc. [20]
	(iv)	Distribution Agreement with Foreside Financial Services LLC [23]
	(v)	Distribution Agreement with Foreside Financial Services LLC [25]
(f)		Not Applicable
(g)	(i) (a)	Custodian Contract with State Street Bank and Trust Company [1]
	(i) (b)	Amendment to Custodian Contract with State Street Bank and Trust Company [3]
	(i) (c)	Letter agreement amending the Custodian Contract with State Street Bank and Trust Company [9]
	(i) (d)	Amendment to Custodian Agreement with State Street Bank and Trust Company [16]
	(i) (e)	Letter agreement amending the Custodian Contract and the Second Amended and Restated Sub-Administration Agreement with State Street Bank and Trust Company[18]
(h)	(i) (a)	Second Amended and Restated Sub-Administration Agreement with State Street Bank and Trust Company [9]
	(i) (b)	Amendment to the Second Amended and Restated Sub-Administration Agreement with State Street Bank and Trust Company [16]
	(i) (c)	Assignment and Assumption of Second Amended and Restated Sub-Administration Agreement with State Street Bank and Trust Company [23]
	(ii) (a)	Transfer Agency and Service Agreement with State Street Bank and Trust Company [2]
	(ii) (b)	Delegation Amendment to Transfer Agency and Service Agreement with State Street Bank and Trust Company [5]
	(ii) (c)	Revised Exhibit A to Delegation Amendment [6]
	(ii) (d)	Amendment to Transfer Agency and Service Agreement with State Street Bank and Trust Company [12]
	(ii) (e)	Letter agreement amending the Transfer Agency and Service Agreement with State Street Bank and Trust Company for the SA Worldwide Moderate Growth Fund [19]
	(iii) (a)	Amended and Restated Shareholder Service Agreement with LWI Financial Inc. [17]
	(iii) (b)	Form of Amended and Restated Shareholder Service Agreement with LWI Financial Inc. [20]
	(iii) (c)	Shareholder Service Agreement for The Allocation Funds [17]
	(iii) (d)	Amended and Restated Shareholder Service Agreement with Buckingham Strategic Partners, LLC [26]
	(iv) (a)	Master Feeder Participation Agreement with DFA Investment Dimensions Group Inc. [3]
	(iv) (b)	Amendment to Master Feeder Participation Agreement with DFA Investment Dimensions Group Inc. [10]
	(iv) (c)	Participation Agreement with Northern Lights Fund Trust [22]
	(v) (a)	Amended and Restated Operating Agreement with Loring Ward Securities Inc. and Pershing LLC. [15]
	(v) (b)	Amended Schedule A to the Amended and Restated Operating Agreement with Loring Ward Securities Inc. and Pershing LLC. [18]
	(vi) (a)	Shareholder Service Agreement with BAM Advisor Services, LLC [23]
(i)		Opinion and Consent of Dechert LLP [29]
(j)	(i)	Power of Attorney dated December 4, 2017 [22]

	(ii)	DFA Investment Dimensions Group Inc. Power of Attorney dated March 22, 2017[20]
	(iii)	DFA Investment Dimensions Group Inc. Power of Attorney dated June 24, 2021[25]
	(iv)	DFA Investment Dimensions Group Inc. Power of Attorney dated December 29, 2021 [26]
	(v)	DFA Investment Dimensions Group Inc. Power of Attorney dated December 19, 2023 [28]
	(vi)	DFA Investment Dimensions Group Inc. Power of Attorney dated September 20, 2024 [29]
	(vii)	Consent of Cohen & Company, Ltd. with respect to SA Funds – Investment Trust [29]
(k)		Not Applicable.
(l)		Initial Capital Agreement [1]
(m)		Not Applicable.
(n)		Plan for Multiple Classes of Shares [22]
(o)		Not Applicable.
(p)	(i)	Joint Code of Ethics for The Colony Group, Buckingham Strategic Partners and SA Funds – Investment Trust [29]
	(ii)	Global Code of Ethics and Standard of Conduct of Dimensional Fund Advisors LP [28]
	(iii)	Foreside Financial Group, LLC Code of Ethics[25]

1 Incorporated herein by reference from Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) (File Nos. 333-70423, 811-09195) as filed with the Securities and Exchange Commission on July 15, 1999.

2 Incorporated herein by reference from Post-Effective Amendment No. 5 to the Registration Statement as filed with the Securities and Exchange Commission on July 25, 2000.

3 Incorporated herein by reference from Post-Effective Amendment No. 9 to the Registration Statement as filed with the Securities and Exchange Commission on August 29, 2001.

4 Incorporated herein by reference from Post-Effective Amendment No. 10 to the Registration Statement as filed with the Securities and Exchange Commission on October 26, 2001.

5 Incorporated herein by reference from Post-Effective Amendment No. 11 to the Registration Statement as filed with the Securities and Exchange Commission on October 23, 2002.

6 Incorporated herein by reference from Post-Effective Amendment No. 12 to the Registration Statement as filed with the Securities and Exchange Commission on October 21, 2003.

7 Incorporated herein by reference from Post-Effective Amendment No. 13 to the Registration Statement as filed with the Securities and Exchange Commission on October 22, 2004.

8 Incorporated herein by reference from Post-Effective Amendment No. 16 to the Registration Statement as filed with the Securities and Exchange Commission on October 26, 2006.

9 Incorporated herein by reference from Post-Effective Amendment No. 19 to the Registration Statement as filed with the Securities and Exchange Commission on August 27, 2007.

10 Incorporated herein by reference from Post-Effective Amendment No. 23 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2009.

11 Incorporated herein by reference from Post-Effective Amendment No. 26 to the Registration Statement as filed with the Securities and Exchange Commission on August 29, 2011.

12 Incorporated herein by reference from Post-Effective Amendment No. 27 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2011.

13 Incorporated herein by reference from Post-Effective Amendment No. 29 to the Registration Statement as filed with the Securities and Exchange Commission on October 26, 2012.

14 Incorporated herein by reference from Post-Effective Amendment No. 31 to the Registration Statement as filed with the Securities and Exchange Commission on August 29, 2013.

15 Incorporated herein by reference from Post-Effective Amendment No. 32 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2013.

16 Incorporated herein by reference from Post-Effective Amendment No. 36 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2014.

17 Incorporated herein by reference from Post-Effective Amendment No. 46 to the Registration Statement as filed with the Securities and Exchange Commission on June 29, 2015.

18 Incorporated herein by reference from Post-Effective Amendment No. 48 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2015.

19 Incorporated herein by reference from Post-Effective Amendment No. 50 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2016.

20 Incorporated herein by reference from Post-Effective Amendment No. 58 to the Registration Statement as filed with the Securities and Exchange Commission on June 30, 2017.

21 Incorporated herein by reference from Post-Effective Amendment No. 60 to the Registration Statement as filed with the Securities and Exchange Commission on October 27, 2017.

22 Incorporated herein by reference from Post-Effective Amendment No. 62 to the Registration Statement as filed with the Securities and Exchange Commission on October 29, 2018.

23 Incorporated herein by reference from Post-Effective Amendment No. 64 to the Registration Statement as filed with the Securities and Exchange Commission on October 25, 2019.

24 Incorporated herein by reference from Post-Effective Amendment No. 66 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2020.

25 Incorporated herein by reference from Post-Effective Amendment No. 67 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2021.

26 Incorporated herein by reference from Post-Effective Amendment No. 68 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2022.

27 Incorporated herein by reference from Post-Effective Amendment No. 69 to the Registration Statement as filed with the Securities and Exchange Commission on October 27, 2023.

28 Incorporated herein by reference from Post-Effective Amendment No. 70 to the Registration Statement as filed with the Securities and Exchange Commission on August 29, 2024.

29 Filed herein.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None

ITEM 30.	INDEMNIFICATION

Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides:

The trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Registrant, nor shall any trustee be responsible for the act or omission of any other trustee, and the Registrant out of its assets shall indemnify and hold harmless each and every trustee from and against any and all claims, demands and expenses (including reasonable attorneys’ fees) whatsoever arising out of or related to each trustee’s performance of his or her duties as a trustee of the Registrant; provided that nothing contained in the Amended and Restated Agreement and Declaration of Trust shall indemnify, hold harmless or protect any trustee from or against any liability to the Registrant or any shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Registrant or the trustees or any of them in connection with the Registrant shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as trustees or trustee, and such trustees or trustee shall not be personally liable thereon.

Article VI of the Amended and Restated By-Laws provides in relevant part:

The Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Registrant) by reason of the fact that such person is or was an agent of the Trust (including trustees, officers, employees and other agents of the Registrant), against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his or her official capacity as a trustee of the Registrant, that his or her conduct was in the Registrant’s best interests, (b) in all other cases, that his or her conduct was at least not opposed to the Registrant’s best interests, and (c) in the case of a criminal proceeding, that he or she had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Registrant or that the person had reasonable cause to believe that the person’s conduct was unlawful.

The Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Registrant to procure a judgment in its favor by reason of the fact that that person is or was an agent of the Registrant, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of the Registrant and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Notwithstanding any provision to the contrary contained in the Amended and Restated By-Laws, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with the Registrant.

Section 1 of each Indemnification Agreement between the Registrant and each Trustee provides:

The Registrant shall indemnify and hold harmless the trustee against any expenses actually and reasonably incurred by the trustee in any proceeding arising out of or in connection with the trustee’s service to the Registrant, to the fullest extent permitted by the Agreement and Declaration of Trust and By-Laws of the Registrant, the Delaware Statutory Trust Act, the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), as now or hereafter in force, subject to the following provisions.

The trustee shall be indemnified pursuant to Section 1 against any such expenses unless the trustee is subject to such expenses by reason of the trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office as defined in such Section 17(h) of the 1940 Act (“Disabling Conduct”).

The trustee shall be indemnified pursuant to Section 1 if either: (1) the court or other body before which the proceeding relating to the trustee’s liability is brought shall have rendered a final decision on the merits, finding that the trustee is not liable by reason of Disabling Conduct or is entitled to indemnification; or (2) the proceeding against the trustee shall have been dismissed for insufficiency of evidence of any Disabling Conduct with which the trustee has been charged; or (3) in the absence of such a final decision, dismissal or withdrawal, a determination shall have been made that the trustee is not rendered ineligible by reason of Disabling Conduct, based upon a review of the facts, by either the vote of a majority of a quorum of non-party independent trustees or the determination of independent counsel in a written opinion.

Section 13 of the Investment Advisory and Administrative Services Agreement and Second Investment Advisory and Administrative Services Agreement provides:

The Registrant shall indemnify and hold harmless the investment adviser and its shareholders, directors, officers and employees (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable legal fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under the agreement provided, however, that nothing in the agreement shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of the obligations and duties under the agreement.

No provision of the agreement shall be construed to protect the investment adviser, any director or officer of the investment adviser, or any trustee or officer of the Registrant, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

Section 6 of the Distribution Agreement provides:

The Registrant agrees to indemnify and hold harmless the distributor and any dealer that enters into a selected dealer agreement with the distributor, which provides for such indemnification, in the form approved by the Board of Trustees of the Registrant (each an “Indemnified Dealer”) and each of the directors, officers, agents and employees and any person who controls the distributor or the Indemnified Dealer within the meaning of Section 15 of the 1933 Act (any of the distributor, any Indemnified Dealer, their officers, agents, employees and directors or such control persons, for purposes of this paragraph, an “Indemnitee”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising out of or based upon the claim that the Registration Statement, Prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law.

However, the Registrant does not agree to indemnify the distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with information furnished to the Registrant by or on behalf of the distributor. The Registrant will also not indemnify any Indemnitee with respect to any untrue statement or omission made in the Registration Statement or Prospectus that is subsequently corrected in such document (or an amendment thereof or supplement thereto) if a copy of the Prospectus (or such amendment or supplement) was not sent or given to the person asserting any such loss, liability, claim, damage or expense at or before the written confirmation to such person in any case where such delivery is required by the 1933 Act and the Registrant had notified the distributor of the amendment or supplement prior to the sending of the confirmation. In no case (i) is the indemnity of the Registrant in favor of any Indemnitee to be deemed to protect the Indemnitee against any liability to the Registrant or its shareholders to which the Indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement, or (ii) is the Registrant to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against any Indemnitee unless the Indemnitee shall have notified the Registrant in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon Indemnitee (or after Indemnitee shall have received notice of service on any designated agent).

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Buckingham Strategic Partners, LLC performs investment advisory services for the Registrant and institutional and individual investors.

Dimensional Fund Advisors LP performs investment advisory services for the Registrant with respect to each of its series as well as other investment companies and institutional and individual investors.

See the information concerning Buckingham Strategic Partners, LLC set forth in Parts A and B of this Registration Statement.

Buckingham Strategic Partners, LLC and Dimensional Fund Advisors LP are investment advisers registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of directors, officers or partners of Buckingham Strategic Partners, LLC and Dimensional Fund Advisors LP, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by such directors, officers or partners during the past two years, is incorporated herein by reference from Schedules B and D of Forms ADV filed by Buckingham Strategic Partners, LLC (SEC File No. 801-67641) and Dimensional Fund Advisors LP (SEC File No. 801-16283) pursuant to the Advisers Act.

ITEM 32.	PRINCIPAL UNDERWRITERS

Item 32(a)	Foreside Financial Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	13D Activist Fund, Series of Northern Lights Fund Trust
2.	2nd Vote Funds
3.	AAMA Equity Fund, Series of Asset Management Fund
4.	AAMA Income Fund, Series of Asset Management Fund
5.	Advisers Investment Trust
6.	AG Twin Brook Capital Income Fund
7.	Alpha Alternative Assets Fund (f/k/a A3 Alternative Credit Fund)
8.	AltShares Trust
9.	Aristotle Funds Series Trust
10.	Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)
11.	Bow River Capital Evergreen Fund
12.	Constitution Capital Access Fund, LLC
13.	Cook & Bynum Funds Trust
14.	Datum One Series Trust
15.	Diamond Hill Funds
16.	Driehaus Mutual Funds
17.	Engine No. 1 ETF Trust
18.	FMI Funds, Inc.
19.	Impax Funds Series Trust I (f/k/a Pax World Funds Series Trust I)
20.	Impax Funds Series Trust III (f/k/a Pax World Funds Series Trust III)
21.	Inspire 100 ETF, Series of Northern Lights Fund Trust IV
22.	Inspire Corporate Bond Impact ETF, Series of Northern Lights Fund Trust IV
23.	Inspire Faithward Mid Cap Momentum ETF, Series of Northern Lights Fund Trust IV
24.	Inspire Fidelis Multi Factor ETF, Series of Northern Lights Fund Trust IV
25.	Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV
26.	Inspire International ESG ETF, Series of Northern Lights Fund Trust IV
27.	Inspire Small Mid Cap Impact ETF, Series of Northern Lights Fund Trust IV

28.	Inspire Tactical Balanced ESG ETF, Series of the Northern Lights Fund Trust IV
29.	Nomura Alternative Income Fund
30.	PPM Funds
31.	Praxis Mutual Funds
32.	Primark Private Equity Investments Fund
33.	Rimrock Funds Trust
34.	SA Funds – Investment Trust
35.	Sequoia Fund, Inc.
36.	Simplify Exchange Traded Funds
37.	Siren ETF Trust
38.	Tactical Dividend and Momentum Fund, Series of Two Roads Shared Trust
39.	Zacks Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None

Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Jennifer A. Brunner	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President and Chief Compliance Officer	None

Kelly B. Whetston	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None

Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The Registrant’s Trust Instrument and By-Laws, minutes of meetings of the Registrant’s Trustees and shareholders and the Registrant’s policies and contracts are maintained at the offices of the Registrant, 8182 Maryland Avenue, St. Louis, MO 63105. The following entities prepare, maintain and preserve all other records required by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such records will be maintained on behalf of the Registrant for the periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and that such records are the property of the Registrant and will be surrendered promptly on request:

(1)	Buckingham Strategic Partners, LLC
8182 Maryland Avenue
St. Louis, MO 63105

(2)	Dimensional Fund Advisors LP
6300 Bee Cave Road
Building One
Austin, Texas 78746

(3)	State Street Bank and Trust Company
1100 Main Street, Suite 400
Kansas City, MO 64105

(4)	SS&C Global Investor & Distribution Solutions, Inc.
1055 Broadway
Kansas City, MO 64105

(5)	Foreside Financial Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis and the State of Missouri, on the 28th day of October, 2024.

SA FUNDS - INVESTMENT TRUST

By:	/s/ Jonathan Scheid
Jonathan Scheid
Trustee, President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signatures	Title	Date

* /s/ Bryan W. Brown	Trustee	October 28, 2024
Bryan W. Brown

* /s/ Harold M. Shefrin	Trustee	October 28, 2024
Harold M. Shefrin

* /s/ Charles M. Roame	Trustee	October 28, 2024
Charles M. Roame

/s/ Jonathan Scheid	Trustee, President and	October 28, 2024
Jonathan Scheid	Chief Executive Officer

* /s/ Dan Anderson	Treasurer and Chief	October 28, 2024
Dan Anderson	Financial and Accounting Officer

*By:	/s/Marcy Tsagarakis
Marcy Tsagarakis
As Attorney-in-Fact for each Trustee

*signed pursuant to power of attorney.

SIGNATURES

As it relates to the SA International Small Company Fund only, DFA Investment Dimensions Group Inc. consents to the filing of this amendment to the Registration Statement of SA Funds – Investment Trust, which is signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin and the State of Texas on the 28th day of October, 2024.

DFA Investment Dimensions Group Inc.

By:	/s/ Catherine L. Newell*
Catherine L. Newell
President

The undersigned Directors and Principal Officers of DFA Investment Dimensions Group Inc. consent to the filing of this amendment to the Registration Statement of SA Funds – Investment Trust as it relates to the SA International Small Company Fund only, on the date indicated.

Signature	Title	Date

/s/ Gerard K. O’Reilly*	Co-Chief Executive Officer, Co-Chief	October 28, 2024
Gerard K. O’Reilly	Investment Officer, Chairman and Director

/s/ David P. Butler*	Co-Chief Executive Officer and Director	October 28, 2024
David P. Butler

/s/ Jan Miller*	Chief Financial Officer, Treasurer and Vice	October 28, 2024
Jan Miller	President

/s/ Reena Aggarwal*	Director	October 28, 2024
Reena Aggarwal

/s/ Douglas W. Diamond*	Director	October 28, 2024
Douglas W. Diamond

/s/ Darrell Duffie*	Director	October 28, 2024
Darrell Duffie

/s/ Francis A. Longstaff*	Director	October 28, 2024
Francis A. Longstaff

/s/ Abbie J. Smith*	Director	October 28, 2024
Abbie J. Smith

/s/ Heather E. Tookes*	Director	October 28, 2024
Heather E. Tookes

/s/ Ingrid M. Werner*	Director	October 28, 2024
Ingrid M. Werner

*By:	Carolyn O.
Carolyn L. O, Attorney-in-Fact
(Pursuant to a Power-of-Attorney)

Exhibit Index

(d)(viii)(c)	Investment Sub-Advisory Agreement with Dimensional Fund Advisors LP

(i)	Opinion and Consent of Dechert LLP

(j)(vi)	DFA Investment Dimensions Group Inc. Power of Attorney dated September 20, 2024

(j)(vii)	Consent of Cohen & Company, Ltd. with respect to SA Funds – Investment Trust

(p)(i)	Joint Code of Ethics for The Colony Group, Buckingham Strategic Partners and SA Funds – Investment Trust